united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

6256 Greenwich Dr. Ste 550, San Diego, CA 92122

(Address of principal executive offices) (Zip code)

Timothy Burdick

Ultimus Fund Solutions LLC., 4221 N 203rd St., Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2649

Date of fiscal year end: 10/31

Date of reporting period: 10/31/22

Item 1. Reports to Stockholders.

DUNHAM
Trust & Investment Firm

October 31, 2022

ANNUAL REPORT

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

BOND FUNDS

U.S. VALUE FUNDS

Dunham Large Cap Value Fund
Dunham Small Cap Value Fund

U.S. GROWTH FUNDS

INTERNATIONAL EQUITY FUNDS

Dunham Emerging Markets Stock Fund
Dunham International Stock Fund

ALTERNATIVE FUNDS

Investment Adviser:

Dear Fellow Shareholders:

One of the persistent themes throughout this fiscal year has been “uncertainty”. This was and still is applicable to the outlook for containing substantially-elevated inflation, the War in Ukraine, and the severity of a U.S. recession (and a global recession). These significant unknowns have translated into volatile declines in both equity and bond markets around the globe. Although there have been some parallels identified between the current economic environment and the Global Financial Crisis, one of the notable contrasts relates to how bond markets have suffered. In the Global Financial Crisis, adequate refuge could be found in investment-grade bonds. However, in the current environment global bonds1 on average were punished even more than global stocks2. The same was true when solely considering the past 12 months for the United States – U.S. investment-grade bonds3 fell more than U.S. stocks4, in general. Without bonds as a potential safe haven, on the surface it appeared that many investors were relegated to a nearly 20 percent decline irrespective of their allocation to bonds versus equities. However, as we have exposure to numerous asset classes below the broad categorizations of “equities” and “bonds”, this environment provided opportunities for some asset classes and strategies to shine – or to at least provide significant downside protection where broad bonds failed to do so.

As the Federal Open Market Committee pursued aggressive monetary policy in its attempt to cool rampantly rising inflation, securities with the highest sensitivities to changes in interest rates experienced substantial principal declines. However, some asset classes within the bond market, such as bank loans5, have coupons that adjust along with the rising rates. This resulted in those securities on average experiencing a much more muted decline during this fiscal year. Similarly, fixed income-oriented strategies that do not primarily rely on collecting meaningful yields, such as long/short credit strategies, also found opportunities to prevail on a relative basis. A commonality with the Global Financial Crisis was the high correlations between most equity asset classes. This does not mean that all equity styles or capitalizations performed the same, but they broadly traveled in the same direction during the fiscal year, despite having disparate fundamental drivers. As we look toward an eventual recovery in the equity and bond markets, we believe it is important to maintain diversification across asset classes and to remain disciplined and methodical, especially when many other investors are not.

I continue to personally invest alongside you, and I remain confident that we at Dunham have the tools and the discipline to succeed as our economy recovers. You can continue to rely on us to apply a rational and unemotional approach. We thank you for your continued trust and the confidence you have placed in us. We take that trust very seriously. We look forward to servicing the investment needs for you and your family for generations to come.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates

October 31, 2022

1	As measured by the Bloomberg Global Aggregate Bond Index

2	As measured by the MSCI All Country World Index NR

3	As measured by the Bloomberg U.S. Aggregate Bond Index

4	As measured by the S&P 500 Index

5	As measured by the Morningstar LSTA US Leveraged Loan Index

Dunham Corporate/Government Bond Fund (Unaudited)
Message from the Sub-Adviser (Virtus Fixed Income Advisers, LLC)

Asset Class Recap

Investment-grade bonds have historically exhibited negative correlation to equities during times of heightened volatility. However, in the most recent fiscal quarter and fiscal year, investment-grade bonds have sold off in tandem with equity markets as the asset classes’ duration adversely impacted performance. During the year, the Federal Open Market Committee became increasingly hawkish as persistent inflation, coupled with data illustrating a strong consumer and resilient job market, helped provide justification for a series of hikes in the Fed Funds rate. The Federal Reserve hiked 50 basis points in May, 75 basis points in June, and another 75 basis points in July. This represented the largest 3 -month percentage change in the Fed Funds rate since the early 1980s. Although some economic data showed signs of a slowing economy, inflation remained persistent prompting the Federal Reserve to raise rates another 75 basis points in September and retain their hawkish stance on their outlook. Meanwhile, the U.S. Treasury yield curve inverted as the 2-year U.S. Treasury yield rose 398 basis points to 4.48 percent, and the 10-year U.S. Treasury yield increased 243 basis points to 4.05 percent. A yield curve inversion has historically preceded a recession, exacerbating concerns of an upcoming economic slowdown. During the fiscal year, intermediate- term BBB-rated corporate bond spreads increased 279 basis points, intermediate-term single-B rated bonds experienced 162 basis points of widening, and intermediate-term CCC-rated corporate bonds jumped 179 basis points. Intermediate-term BBB-rated corporate bond yields reached 6.31% in October, the highest point since coming out of the Great Financial Crisis in 2009. For the fiscal year, investment-grade bonds as measured by the Bloomberg U.S. Aggregate Bond Index, declined 15.7 percent, underperforming equity markets, as measured by the S&P 500 index, which declined 14.6 percent.

Allocation Review

Nearly two-thirds of broad U.S. investment-grade bonds in the benchmark index are represented by Treasury and government agency bonds. Therefore, most of the performance of the benchmark index is dictated by how those U.S. government-related bonds perform, and far less is dependent on the performance of corporate bonds and non-agency mortgage-backed securities. During the fiscal year, U.S. Treasury bonds, as measured by the BofA U.S. Treasury & Agency Index, fell 14.4 percent. As the Fund had approximately 17 percent allocated to Treasury and government agency bonds, this is far less than what is represented by the benchmark index, and this significant underweight generally contributed to relative performance during the year. The Fund’s largest exposure was to investment-grade corporate bonds, comprising more than 27 percent of the Fund. Investment-grade corporate bonds, as measured by the BofA U.S. Corporate Index, declined 19.3 percent during the fiscal year. The Fund’s off-benchmark exposure to bank loans was one of the strongest positive contributions to Fund performance. The Fund had an approximate 8.0 percent allocation and increased approximately 1.2 percent over the fiscal year. Throughout the fiscal year, the Sub-Adviser decreased the allocations to government bonds, high-yield bonds, and bank loans and increased the allocation to municipal bonds and securitized products. The Fund did not have any exposure to derivatives during the fiscal quarter that meaningfully affected performance.

Holdings Insights

The bank loan exposure within the Fund provided one of the strongest contributors to relative and absolute performance over the fiscal year. This includes the Caesars Resort Collection, LLC Floating Rate, Due 10/02/2024 (BL252667) (holding weight*: 0.25 percent), an American hotel and casino entertainment company. This loan performed well over the fiscal year as a result of the market’s expectations for a refinancing, solid operating performance, and declining digital losses. The gaming consumer remained resilient over the fiscal year with encouraging trends in Las Vegas while regional markets have leveled back down to more consistent pre-covid levels. Another bank loan that contributed to Fund performance over the fiscal year was the INEOS US Finance, LLC Floating Rate, Due 03/31/2024 (BL2552414) (holding weight*: 0.40 percent), a chemical manufacturer. As a result of this company’s credit strength and strong fundamentals, it was able to refinance its short-maturity loans amid a difficult commodity chemical environment. Despite the allocation to investment-grade corporates detracting from Fund performance, the General Electric Company Floating Rate, Due 06/15/2169 (369604BQ5) (holding weight*: 0.30 percent), an American multinational conglomerate, was one of the strongest contributors to Fund performance over the fiscal year. This credit pays a floating rate, so the coupon has risen from 3.5 percent to begin the year to 6.6 percent by the end of the fiscal year. This credit benefited from the rise in interest rates and received a tailwind as the company made progress toward the spinoff of its Healthcare unit. Over the fiscal year, this credit increased by 4.7 percent.

Investment-grade corporate bonds that detracted from Fund performance include the Bank of America Corporation 2.687%, Until 04/22/2031, Due 04/22/2032 (06051GJT7) (holding weight*: 0.96 percent) and the JPMorgan Chase & Company 1.953%, Due 02/4/2032 (46647PBX3) (holding weight*: 0.96 percent). These bonds underperformed due to their relatively longer duration plus robust issuance from the major banks during the most recent fiscal quarter and year. This heavy issuance came while demand drivers were weak, exacerbating the spread widening for banks. These credits declined by 21.4 percent and 21.8 percent, respectively. The exposure to municipal bonds also detracted from Fund performance as the asset class fell in-line with the taxable fixed income market as the appetite for long-duration securities ceased. A municipal bond within the Fund that detracted from Fund performance was the State of Texas 3.211%, Due 04/01/2044 (882724QP5) (holding weight*: 0.78 percent). Over the fiscal quarter, the price of this credit declined from $105.25 to $74.82.

Sub-Adviser Outlook

The Sub-Adviser is cautiously optimistic for the remainder of the year; however, Federal Reserve hawkishness and Russia remain a key area of focus for investors. The Sub-Adviser believes that markets now face a mild version of stagflation as they absorb the impact of the end of 13 years of monetary and fiscal policy stimulus. Policy rate hikes, central bank balance sheet run-offs, and fiscal contraction all hitting at the same time have darkened the outlook for global growth and inflation. While nowhere as bad as the late 1970s and 80s, the Sub-Adviser expects weaker growth that falls short of a deep recession combined with lower (but still elevated) inflation will stop financial markets from a robust rally. At the same time, equity, Treasury, and credit markets have corrected meaningfully. As a result, the Sub-Adviser sees long-term value in certain areas of the bond market. The Sub- Adviser will look to use selloffs to add small amounts of select bonds in sectors where it has de-risked and now have lower relative exposure.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2022.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2022

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	(15.12)%	(0.66)%	0.66%
Class A with load of 4.50%	(19.11)%	(1.80)%	(0.04)%
Class A without load	(15.29)%	(0.89)%	0.42%
Class C	(15.68)%	(1.39)%	(0.08)%
Bloomberg US Aggregate Bond Index	(15.68)%	(0.54)%	0.74%
Morningstar Intermediate Core Plus Bond Category	(15.92)%	(0.41)%	1.00%

(a)	Total Returns are calculated based on traded NAVs.

The Bloomberg US Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The Morningstar Intermediate Core Plus Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years. Funds in this category also invest in high-yield and foreign bonds.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.25% for Class N, 2.00% for Class C and 1.50% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 32.4%
	AUTO LOAN — 6.6%
280,000	American Credit Acceptance Receivables Trust Series 2021-2 C(a)		0.9700	07/13/27	$272,425
220,000	American Credit Acceptance Receivables Trust Series 2022-1 D(a)		2.4600	03/13/28	195,236
112,638	Americredit Automobile Receivables Trust Series 2018-1 D		3.8200	03/18/24	112,531
230,000	AmeriCredit Automobile Receivables Trust Series 2020-3 C		1.0600	08/18/26	215,255
155,000	Avis Budget Rental Car Funding AESOP, LLC Series 2019-3A A(a)		2.3600	03/20/26	143,905
140,000	Carmax Auto Owner Trust Series 2019-1 C		3.7400	01/15/25	139,568
175,000	Carvana Auto Receivables Trust Series 2019-3A D(a)		3.0400	04/15/25	173,341
225,000	Carvana Auto Receivables Trust Series 2021-P3 B		1.4200	08/10/27	195,183
107,556	Carvana Auto Receivables Trust Series 2021-N1 C		1.3000	01/10/28	101,363
178,222	Carvana Auto Receivables Trust Series 2021-N2 C		1.0700	03/10/28	168,520
225,000	CPS Auto Receivables Trust Series 2019-D E(a)		3.8600	10/15/25	218,054
89,579	Credito Real USA Auto Receivables Trust Series 2021-1A A(a)		1.3500	02/16/27	87,146
7,291	First Investors Auto Owner Trust Series 2019-1A C(a)		3.2600	03/17/25	7,285
180,000	Flagship Credit Auto Trust Series 2020-4 C(a)		1.2800	02/16/27	171,466
180,000	Foursight Capital Automobile Receivables Trust Series 2022-1 B(a)		2.1500	05/17/27	166,239
86,581	LAD Auto Receivables Trust Series 2022-1A A(a)		5.2100	06/15/27	85,035
140,000	OneMain Direct Auto Receivables Trust Series 2021-1A B(a)		1.2600	07/14/28	120,731
275,000	Santander Drive Auto Receivables Trust Series 2021-3 C		0.9500	09/15/27	263,066
195,000	Santander Drive Auto Receivables Trust Series 2022-5 C		4.7400	10/15/28	187,442
263,748	United Auto Credit Securitization Trust Series 2021-1 C(a)		0.8400	06/10/26	260,686
17,814	Veros Automobile Receivables Trust Series 2020-1 B(a)		2.1900	06/16/25	17,777
170,000	Westlake Automobile Receivables Trust Series 2020-3A C(a)		1.2400	11/17/25	164,796
345,000	Westlake Automobile Receivables Trust Series 2022-1A B(a)		2.7500	03/15/27	331,565
					3,798,615
	COLLATERALIZED MORTGAGE OBLIGATIONS — 8.7%
134,532	AJAX Mortgage Loan Trust Series 2021-A A1(a),(b)		1.0650	09/25/65	115,509
120,825	Angel Oak Mortgage Trust Series 2020-R1 A2(a),(b)		1.2470	12/26/24	106,577
71,724	Angel Oak Mortgage Trust Series 2021-8 A1(a),(b)		1.8200	11/25/66	57,578
103,837	Arroyo Mortgage Trust Series 2019-1 A1(a),(b)		3.8050	01/25/49	96,911
44,000	Arroyo Mortgage Trust Series 2019-2 A1(a),(b)		3.3470	04/25/49	40,971
88,229	Bunker Hill Loan Depositary Trust Series 2019-2 A1(a),(c)		2.8790	07/25/49	81,445
38,334	Chase Mortgage Finance Corporation Series 2016-SH2 M2(a),(b)		3.7500	02/25/44	33,303
51,322	Chase Mortgage Finance Corporation Series 2016-SH1 M2(a),(b)		3.7500	04/25/45	42,903
132,234	CIM Trust Series 2021-NR4 A1(a),(c)		2.8160	10/25/61	121,585

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 32.4% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 8.7% (Continued)
137,502	COLT A1Trust Series 2020-RPL1 A1(a),(b)		1.3900	01/25/65	$118,056
74,776	COLT Funding, LLC Series 2021-3R A1(a),(b)		1.0510	12/25/64	60,270
69,045	CSMC Series 2021-NQM1 A1(a),(b)		0.8090	05/25/65	63,050
154,271	CSMC Trust Series 2020-RPL4 A1(a),(b)		2.0000	01/25/60	136,031
25,315	CSMC Trust Series 2020-NQM1 A1(a),(c)		1.2080	05/25/65	22,763
21,640	Ellington Financial Mortgage Trust Series 2019-2 A3(a),(b)		3.0460	11/25/59	20,417
23,406	Flagstar Mortgage Trust Series 2017-1 1A3(a),(b)		3.5000	03/25/47	20,684
11,549	Galton Funding Mortgage Trust Series 2018-1 A23(a),(b)		3.5000	11/25/57	10,379
34,804	JP Morgan Mortgage Series 2017-5 A1(a),(b)		3.1780	12/15/47	33,364
220,000	LHOME Mortgage Trust Series 2021-RTL1 A1(a),(b)		2.0900	09/25/26	211,203
100,000	METLIFE S.E.CURITIZATION TRUST Series 2017-1A M1(a),(b)		3.4240	04/25/55	88,826
40,612	METLIFE S.E.CURITIZATION TRUST Series 2019-1A A1A(a),(b)		3.7500	04/25/58	39,576
199,632	Mill City Mortgage Loan Trust Series 2019-1 M2(a),(b)		3.5000	10/25/69	166,461
170,000	New Residential Mortgage Loan Trust Series 2022-RTL1 A1F(a)		4.3360	12/25/26	161,426
169,939	New Residential Mortgage Loan Trust Series 2014-3A AFX3(a),(b)		3.7500	11/25/54	156,522
163,994	New Residential Mortgage Loan Trust Series 2016-3A B1(a),(b)		4.0000	09/25/56	149,239
42,476	New Residential Mortgage Loan Trust Series 2016-4A A1(a),(b)		3.7500	11/25/56	38,865
333,017	New Residential Mortgage Loan Trust Series 2017-2A A3(a),(b)		4.0000	03/25/57	312,509
89,318	New Residential Mortgage Loan Trust Series 2018-1A A1A(a),(b)		4.0000	12/25/57	84,064
54,517	New Residential Mortgage Loan Trust Series 2021-NQ2R A1(a),(b)		0.9410	09/25/58	50,953
215,000	New Residential Mortgage Loan Trust Series 2019-RPL2 M2(a),(b)		3.7500	02/25/59	177,605
419,890	New Residential Mortgage Loan Trust Series 2020-1A A1B(a),(b)		3.5000	10/25/59	385,722
15,370	OBX Trust Series 2019-INV1 A3(a),(b)		4.5000	11/25/48	14,626
97,239	Onslow Bay Mortgage Loan Trust Series 2021-NQM4 A1(a)		1.9570	08/25/61	75,877
135,000	Palisades Mortgage Loan Trust Series 2021-RTL1 A1(a),(c)		2.8570	06/25/26	127,311
191,360	PRET, LLC Series 2021-RN3 A1(a),(c)		1.8430	09/25/51	173,107
32,368	Provident Funding Mortgage Loan Trust Series 2019-1 A2(a),(b)		3.0000	12/25/49	26,797
182,175	PRPM, LLC Series 2021-2 A1(a),(b)		2.1150	03/25/26	168,702
62,255	RCKT Mortgage Trust Series 2020-1 A1(a),(b)		3.0000	02/25/50	50,948
104,277	RCO VI Mortgage, LLC Series 2022-1 A1(a),(c)		3.0000	01/25/27	97,780
79,207	Residential Mortgage Loan Trust Series 2020-1 A1(a),(b)		2.3760	02/25/24	74,955
13,543	Residential Mortgage Loan Trust Series 2019-2 A1(a),(b)		2.9130	05/25/59	13,283
225,000	ROC Securities Trust Series 2021-RTL1 A1(a),(b)		2.4870	08/25/26	212,526
165,627	SG Residential Mortgage Trust Series 2021-1 A3(a),(b)		1.5600	07/25/61	131,256

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 32.4% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 8.7% (Continued)
78,459	Starwood Mortgage Residential Trust Series 2020-1 A1(a),(b)		2.2750	02/25/50	$77,807
25,646	Starwood Mortgage Residential Trust Series 2020-3 A1(a),(b)		1.4860	04/25/65	24,625
365,000	Towd Point Mortgage Trust Series 2021-1 A2(a),(b)		2.7500	11/25/61	279,981
50,441	Verus Securitization Trust Series 2019-INV2 A1(a),(b)		2.9130	07/25/59	49,343
100,000	Verus Securitization Trust Series 2019-4 M1(a),(b)		3.2070	11/25/59	86,757
26,047	Verus Securitization Trust Series 2020-1 A1(a),(c)		2.4170	01/25/60	24,614
49,161	Verus Securitization Trust Series 2021-2 A1(a),(b)		1.0310	02/25/66	39,614
30,202	Wells Fargo Mortgage Backed Securities Series 2020-4 A1(a),(b)		3.0000	07/25/50	24,669
					4,979,345
	CREDIT CARD — 0.7%
410,000	Genesis Sales Finance Master Trust Series 2020-AA A(a)		1.6500	09/22/25	399,983

	NON AGENCY CMBS — 2.5%
144,979	Angel Oak SB Commercial Mortgage Trust Series 2020-SBC1 A1(a),(b)		2.0680	05/25/50	137,689
90,000	BPR Trust Series 2021-KEN A(a),(d)	US0001M + 1.250%	4.6620	02/15/29	87,447
160,000	BX Trust Series 2019-OC11 B(a)		3.6050	12/09/41	127,407
130,000	BX Trust Series 2019-OC11 D(a),(b)		4.0750	12/09/41	101,899
233,239	CHC Commercial Mortgage Trust Series 2019-CHC A(a),(d)	US0001M + 1.120%	4.5320	06/15/34	228,850
100,475	Citigroup Commercial Mortgage Trust Series 2015-GC27 A4		2.8780	02/10/48	95,266
305,000	GCT Commercial Mortgage Trust Series 2021-GCT A(a),(d)	US0001M + 0.800%	4.2120	02/15/23	287,191
185,000	Hilton USA Trust Series 2016-SFP B(a)		3.3230	11/05/35	170,175
157,297	Onslow Bay Mortgage Loan Trust Series 2021-NQM2 A1(a),(b)		1.1010	05/25/61	121,861
62,000	WFRBS Commercial Mortgage Trust Series 2014-C24 AS		3.9310	11/15/47	58,809
					1,416,594
	OTHER ABS — 9.6%
230,000	American Homes 4 Rent Trust Series 2014-SFR2 C(a)		4.7050	10/17/36	222,829
220,000	American Homes 4 Rent Trust Series 2015-SFR2 C(a)		4.6910	10/17/45	210,646
175,000	AMSR Trust Series 2020-SFR1 B(a)		2.1200	04/17/37	158,355
250,000	AMSR Trust Series 2020-SFR2 C(a)		2.5330	07/17/37	227,459
100,000	AMSR Trust Series 2020-SFR2 D(a)		3.2820	07/17/37	91,752
83,664	Aqua Finance Trust Series 2019-A A(a)		3.1400	07/16/40	78,513
275,000	Aqua Finance Trust Series 2019-A C(a)		4.0100	07/16/40	251,507
270,000	Aqua Finance Trust Series 2020-AA B(a)		2.7900	07/17/46	235,087
100,000	CCG Receivables Trust Series 2019-2 B(a)		2.5500	03/15/27	98,715

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 32.4% (Continued)
	OTHER ABS — 9.6% (Continued)
220,000	CCG Receivables Trust Series 2021-1 C(a)		0.8400	06/14/27	$203,668
105,152	CF Hippolyta, LLC Series 2020-1 A1(a)		1.6900	07/15/60	92,540
64,269	Corevest American Finance Trust Series 2020-1 A1(a)		1.8320	03/15/50	59,692
100,000	Corevest American Finance Trust Series 2019-3 C(a)		3.2650	10/15/52	81,326
198,556	Corevest American Finance Trust Series 2020-4 A(a)		1.1740	12/15/52	173,612
240,000	Dext A.B.S, LLC Series 2020-1 B(a)		1.9200	11/15/27	228,816
285,000	FirstKey Homes Trust Series 2021-SFR1 D(a)		2.1890	08/17/28	234,620
375,000	FirstKey Homes Trust Series 2020-SFR2 B(a)		1.5670	10/19/37	325,447
26,554	Foundation Finance Trust Series 2019-1A A(a)		3.8600	11/15/34	25,953
97,752	HIN Timeshare Trust Series 2020-A C(a)		3.4200	10/09/39	89,239
129,025	Jersey Mike’s Funding Series 2019-1A A2(a)		4.4330	02/15/50	115,350
69,670	MVW, LLC Series 2020-1A A(a)		1.7400	10/20/37	60,868
33,268	Octane Receivables Trust Series 2020-1A A(a)		1.7100	02/20/25	32,846
152,572	Oportun Funding, LLC Series 2022-1 A(a)		3.2500	06/15/29	148,920
46,319	Orange Lake Timeshare Trust Series 2019-A B(a)		3.3600	04/09/38	43,422
265,000	Progress Residential Series 2021-SFR3 D(a)		2.2880	05/17/26	223,079
201,000	Progress Residential Series 2021-SFR1 C(a)		1.5550	04/17/38	168,526
550,000	Progress Residential Trust Series 2020-SFR2 E(a)		5.1150	06/17/37	517,120
275,000	Purchasing Power Funding, LLC Series 2021-A A(a)		1.5700	10/15/25	263,925
265,000	Regional Management Issuance Trust Series 2021-1 A(a)		1.6800	03/17/31	240,358
60,614	Sierra Timeshare Receivables Funding, LLC Series 2020-2A B(a)		2.3200	07/20/37	55,652
85,275	Taco Bell Funding, LLC Series 2016-1A A23(a)		4.9700	05/25/46	81,118
200,000	Tricon American Homes Trust Series 2020-SFR2 D(a)		2.2810	11/17/27	161,962
165,000	Tricon American Homes Trust Series 2019-SFR1 C(a)		3.1490	03/17/38	147,907
160,000	Tricon Residential Trust Series 2021-SFR1 B(a)		2.2440	07/17/38	138,257
					5,489,086
	RESIDENTIAL MORTGAGE — 4.2%
89,087	Ajax Mortgage Loan Trust Series 2019-D A1(a),(c)		2.9560	09/25/65	82,572
155,874	Pretium Mortgage Credit Partners, LLC Series 2021-NPL1 A1(a),(c)		2.2390	09/27/60	147,665
135,000	Towd Point Mortgage Trust Series 2016-4 B1(a),(b)		3.8300	07/25/56	122,286
115,000	Towd Point Mortgage Trust Series 2017-1 M1(a),(b)		3.7500	10/25/56	106,183
460,000	Towd Point Mortgage Trust Series 2017-4 A2(a),(b)		3.0000	06/25/57	408,011
160,000	Towd Point Mortgage Trust Series 2017-6 A2(a),(b)		3.0000	10/25/57	144,506
140,000	Towd Point Mortgage Trust Series 2018-6 A1B(a),(b)		3.7500	03/25/58	129,257

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 32.4% (Continued)
	RESIDENTIAL MORTGAGE — 4.2% (Continued)
300,000	Towd Point Mortgage Trust Series 2018-6 A2(a),(b)		3.7500	03/25/58	$264,303
100,886	Towd Point Mortgage Trust Series 2018-4 A1(a),(b)		3.0000	06/25/58	91,314
255,000	Towd Point Mortgage Trust Series 2019-2 A2(a),(b)		3.7500	12/25/58	211,865
235,000	Towd Point Mortgage Trust Series 2019-4 A2(a),(b)		3.2500	10/25/59	191,818
100,000	Towd Point Mortgage Trust Series 2020-1 M1(a),(b)		3.5000	01/25/60	76,151
97,249	VCAT Asset Securitization, LLC Series 2021-NPL3 A1(a),(c)		1.7430	05/25/51	86,500
58,201	VCAT, LLC Series 2021-NPL2 A1(a),(c)		2.1150	03/27/51	53,097
69,896	VOLT C, LLC Series 2021-NPL9 A1(a),(c)		1.9920	05/25/51	63,071
79,054	VOLT CVI, LLC Series 2021-NP12 A1(a),(c)		2.7340	12/26/51	72,713
175,639	VOLT XCII, LLC Series 2021-NPL1 A1(a),(c)		1.8920	02/27/51	159,224
					2,410,536
	STUDENT LOANS — 0.1%
72,354	Commonbond Student Loan Trust Series 2020-1 A(a)		1.6900	10/25/51	62,916

	TOTAL ASSET BACKED SECURITIES (Cost $20,679,892)				18,557,075

	CORPORATE BONDS — 34.3%
	AEROSPACE & DEFENSE — 0.7%
108,000	Boeing Company (The)		5.9300	05/01/60	91,198
236,000	Huntington Ingalls Industries, Inc.		2.0430	08/16/28	189,660
80,000	Spirit AeroSystems, Inc.(a)		5.5000	01/15/25	77,310
85,000	TransDigm, Inc.		5.5000	11/15/27	77,211
					435,379
	ASSET MANAGEMENT — 1.4%
92,000	Blackstone Private Credit Fund		2.6250	12/15/26	75,570
125,000	Blue Owl Finance, LLC(a)		3.1250	06/10/31	90,759
245,000	Charles Schwab Corporation (The)(d)	H15T10Y + 3.079%	4.0000	03/01/69	182,280
155,000	Citadel, L.P.(a)		4.8750	01/15/27	143,456
250,000	Drawbridge Special Opportunities Fund, L.P. /(a)		3.8750	02/15/26	226,878
128,000	OWL Rock Core Income Corporation		4.7000	02/08/27	112,644
					831,587

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 34.3% (Continued)
	AUTOMOTIVE — 0.5%
106,000	Ford Motor Company		3.2500	02/12/32	$79,562
70,000	Ford Motor Company(g)		4.7500	01/15/43	48,961
140,000	Tenneco, Inc.(a)		5.1250	04/15/29	139,049
					267,572
	BANKING — 4.8%
200,000	Banco Mercantil del Norte S.A.(a),(d)	H15T10Y + 5.034%	6.6250	01/24/70	150,300
715,000	Bank of America Corporation(d)	SOFRRATE + 1.320%	2.6870	04/22/32	552,967
230,000	Bank of America Corporation(d)	H15T5Y + 1.200%	2.4820	09/21/36	164,501
200,000	Barclays plc(d)	H15T1Y + 3.500%	7.4370	11/02/33	199,621
200,000	BBVA Bancomer S.A.(a),(d)	H15T5Y + 2.650%	5.1250	01/18/33	162,246
113,000	Citigroup, Inc.(d)	SOFRRATE + 1.280%	4.0020	02/24/28	108,061
175,000	JPMorgan Chase & Company(d)	SOFRRATE + 1.180%	3.8800	02/24/28	169,576
425,000	JPMorgan Chase & Company(d)	SOFRRATE + 1.065%	1.9530	02/04/32	311,481
140,000	JPMorgan Chase & Company(d)	SOFRRATE + 2.580%	5.7170	09/14/33	130,662
47,000	JPMorgan Chase & Company Series HH(d)	SOFRRATE + 3.125%	4.6000	08/01/68	42,060
205,000	Santander Holdings USA, Inc.		4.4000	07/13/27	185,369
200,000	Texas Capital Bancshares, Inc.(d)	H15T5Y + 3.150%	4.0000	05/06/31	173,309
185,000	Truist Financial Corporation(d)	H15T10Y + 4.349%	5.1000	03/01/69	162,836
330,000	Wells Fargo & Company(d) (g)	H15T5Y + 3.453%	3.9000	03/15/69	280,376
					2,793,365
	BEVERAGES — 0.4%
200,000	Bacardi Ltd.(a)		4.7000	05/15/28	185,943
75,000	Central American Bottling Corp / CBC Bottling(a)		5.2500	04/27/29	65,865
					251,808
	BIOTECH & PHARMA — 0.7%
40,000	Bausch Health Companies, Inc.(a)		5.7500	08/15/27	25,335
160,000	Mylan N.V.		3.9500	06/15/26	145,817
45,000	Par Pharmaceutical, Inc.(a)		7.5000	04/01/27	34,506
120,000	Teva Pharmaceutical Finance Netherlands III BV(g)		3.1500	10/01/26	101,609
681	Viatris, Inc.(a)		2.3000	06/22/27	560
150,000	Viatris, Inc.		2.3000	06/22/27	123,416
					431,243

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 34.3% (Continued)
	CABLE & SATELLITE — 0.1%
14,000	CCO Holdings, LLC / CCO Holdings Capital(a)		6.3750	09/01/29	$12,936
40,000	CCO Holdings, LLC / CCO Holdings Capital(a)		4.7500	03/01/30	33,687
45,000	CCO Holdings, LLC / CCO Holdings Capital(a) (g)		4.5000	08/15/30	36,904
					83,527
	CHEMICALS — 1.1%
185,000	Albemarle Corporation		5.0500	06/01/32	168,885
80,000	Avient Corporation(a)		7.1250	08/01/30	76,608
235,000	Bayport Polymers, LLC(a)		5.1400	04/14/32	203,551
245,000	Nutrition & Biosciences, Inc.(a)		2.3000	11/01/30	184,254
					633,298
	COMMERCIAL SUPPORT SERVICES — 0.1%
50,000	Aramark Services, Inc.(a)		6.3750	05/01/25	49,595

	CONSUMER SERVICES — 0.1%
60,000	Carriage Services, Inc.(a)		4.2500	05/15/29	46,262

	DIVERSIFIED INDUSTRIALS — 0.3%
181,000	General Electric Company Series D(d)	US0003M + 3.330%	6.6230	06/15/69	175,118

	ELECTRIC UTILITIES — 0.8%
238,000	Puget Energy, Inc.		2.3790	06/15/28	196,806
244,000	Southern Company (The)(d)	H15T5Y + 2.915%	3.7500	09/15/51	193,233
80,000	Vistra Corporation(a),(d)	H15T5Y + 6.930%	8.0000	04/15/70	76,194
					466,233
	ENGINEERING & CONSTRUCTION — 0.5%
140,000	Global Infrastructure Solutions, Inc.(a)		7.5000	04/15/32	103,816
238,000	Sempra Infrastructure Partners, L.P.(a)		3.2500	01/15/32	186,390
					290,206
	FORESTRY, PAPER & WOOD PRODUCTS — 0.1%
90,000	Suzano Austria GmbH		2.5000	09/15/28	71,784

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 34.3% (Continued)
	GAS & WATER UTILITIES — 0.3%
220,000	Brooklyn Union Gas Company (The)(a)		4.8660	08/05/32	$197,418

	HEALTH CARE FACILITIES & SERVICES — 0.4%
125,000	HCA, Inc.(g)		5.2500	06/15/49	101,135
205,000	Universal Health Services, Inc.(a)		2.6500	01/15/32	146,021
					247,156
	HOME CONSTRUCTION — 0.8%
100,000	M/I Homes, Inc.		4.9500	02/01/28	85,949
105,000	Masco Corporation		2.0000	02/15/31	77,555
105,000	Masco Corporation		3.1250	02/15/51	60,504
235,000	PulteGroup, Inc.		6.3750	05/15/33	218,520
					442,528
	HOUSEHOLD PRODUCTS — 0.3%
170,000	Church & Dwight Company, Inc.		5.0000	06/15/52	148,449

	INDUSTRIAL SUPPORT SERVICES — 0.3%
200,000	Ashtead Capital, Inc.(a)		5.5000	08/11/32	180,893

	INSTITUTIONAL FINANCIAL SERVICES — 2.9%
125,000	Bank of New York Mellon Corporation (The)(d)	SOFRINDX + 2.074%	5.8340	10/25/33	125,165
160,000	Bank of New York Mellon Corporation (The)(d)	H15T5Y + 4.358%	4.7000	09/20/68	153,600
370,000	Brookfield Finance, Inc.		2.7240	04/15/31	286,678
175,000	Goldman Sachs Group, Inc. (The)(d)	SOFRRATE + 1.090%	1.9920	01/27/32	127,770
290,000	Jefferies Group, LLC / Jefferies Group Capital		2.6250	10/15/31	206,373
285,000	Morgan Stanley(g)		3.1250	07/27/26	260,242
175,000	Morgan Stanley(g)		6.3750	07/24/42	177,215
175,000	Northern Trust Corporation		6.1250	11/02/32	175,199
160,000	State Street Corporation(d) (g)	SOFRRATE + 1.726%	4.1640	08/04/33	141,829
					1,654,071
	INSURANCE — 2.5%
150,000	Allstate Corporation (The)(d)	US0003M + 2.938%	5.7500	08/15/53	137,858
185,000	Ascot Group Ltd.(a)		4.2500	12/15/30	153,561

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 34.3% (Continued)
	INSURANCE — 2.5% (Continued)
170,000	Brighthouse Financial, Inc.		5.6250	05/15/30	$158,219
156,000	Corebridge Financial, Inc.(a),(d)	H15T5Y + 3.846%	6.8750	12/15/52	139,965
175,000	Liberty Mutual Group, Inc.(a),(d)	H15T5Y + 3.315%	4.1250	12/15/51	132,765
275,000	Lincoln National Corporation(d)	US0003M + 2.040%	6.2830	04/20/67	208,159
160,000	MetLife, Inc.(d)	H15T5Y + 3.576%	3.8500	03/15/69	140,998
76,000	MetLife, Inc.(d)	US0003M + 2.959%	5.8750	09/15/66	68,220
230,000	Prudential Financial, Inc.(d)	US0003M + 3.920%	5.6250	06/15/43	227,753
59,000	Prudential Financial, Inc.(d)	H15T5Y + 3.162%	5.1250	03/01/52	50,438
33,000	Prudential Financial, Inc.(d) (g)	H15T5Y + 3.234%	6.0000	09/01/52	30,123
					1,448,059
	LEISURE PRODUCTS — 0.2%
166,000	Brunswick Corporation		2.4000	08/18/31	115,618

	MACHINERY — 0.3%
155,000	Pentair Finance Sarl		5.9000	07/15/32	145,974

	MEDICAL EQUIPMENT & DEVICES — 0.8%
124,000	Bio-Rad Laboratories, Inc.		3.3000	03/15/27	111,931
39,000	Bio-Rad Laboratories, Inc.		3.7000	03/15/32	32,463
175,000	DENTSPLY SIRONA, Inc.		3.2500	06/01/30	136,647
243,000	Illumina, Inc.		2.5500	03/23/31	185,551
					466,592
	METALS & MINING — 1.5%
135,000	Alliance Resource Operating Partners, L.P. /(a)(g)		7.5000	05/01/25	132,625
70,000	Cleveland-Cliffs, Inc.(a)		6.7500	03/15/26	69,609
140,000	FMG Resources August 2006 Pty Ltd.(a)		5.8750	04/15/30	124,559
205,000	Freeport-McMoRan, Inc. (g)		5.4500	03/15/43	169,040
185,000	Glencore Funding, LLC(a)		2.8500	04/27/31	143,296
205,000	Teck Resources Ltd.		6.1250	10/01/35	192,252
					831,381
	OIL & GAS PRODUCERS — 3.8%
70,000	Chesapeake Escrow Issuer, LLC B(a)		5.5000	02/01/26	67,956
125,000	DT Midstream, Inc.(a)		4.1250	06/15/29	108,373
170,000	Enbridge, Inc.(d)	H15T5Y + 4.418%	7.6250	01/15/83	162,790

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 34.3% (Continued)
	OIL & GAS PRODUCERS — 3.8% (Continued)
175,000	Energy Transfer, L.P.(d)	H15T5Y + 5.694%	6.5000	11/15/69	$150,938
125,000	EQM Midstream Partners, L.P.(a)		7.5000	06/01/30	121,731
245,000	Flex Intermediate Holdco, LLC(a)		3.3630	06/30/31	189,070
165,000	HF Sinclair Corporation(a)		5.8750	04/01/26	160,575
45,000	Kinder Morgan, Inc.		7.7500	01/15/32	48,937
200,000	Lundin Energy Finance BV(a)		2.0000	07/15/26	172,438
105,000	Occidental Petroleum Corporation(g)		6.1250	01/01/31	105,657
70,000	Parsley Energy, LLC / Parsley Finance Corporation(a)		4.1250	02/15/28	63,735
200,000	Pertamina Persero PT(a)		6.4500	05/30/44	180,988
185,000	Petroleos Mexicanos		7.6900	01/23/50	120,845
250,000	Reliance Industries Ltd.(a)		2.8750	01/12/32	188,180
65,000	Sabine Pass Liquefaction, LLC		4.2000	03/15/28	59,304
225,000	Transcanada Trust(d)	H15T5Y + 3.986%	5.6000	03/07/82	192,766
95,000	Venture Global Calcasieu Pass, LLC(a)		3.8750	08/15/29	82,194
					2,176,477
	OIL & GAS SERVICES & EQUIPMENT — 0.0%(e)
21,712	Transocean Guardian Ltd.(a)		5.8750	01/15/24	21,133

	REAL ESTATE INVESTMENT TRUSTS — 2.0%
220,000	EPR Properties		4.7500	12/15/26	189,578
155,000	GLP Capital, L.P. / GLP Financing II, Inc.		5.7500	06/01/28	144,021
23,000	GLP Capital, L.P. / GLP Financing II, Inc.		3.2500	01/15/32	17,196
25,000	MPT Operating Partnership, L.P. / MPT Finance(g)		4.6250	08/01/29	19,603
125,000	MPT Operating Partnership, L.P. / MPT Finance(g)		3.5000	03/15/31	86,292
170,000	Office Properties Income Trust		4.5000	02/01/25	141,388
240,000	Phillips Edison Grocery Center Operating		2.6250	11/15/31	171,786
105,000	Retail Opportunity Investments Partnership, L.P.		4.0000	12/15/24	100,128
225,000	Retail Properties of America, Inc.		4.7500	09/15/30	192,277
75,000	Service Properties Trust		4.9500	02/15/27	60,827
					1,123,096
	REAL ESTATE OWNERS & DEVELOPERS — 0.4%
275,000	Ontario Teachers’ Cadillac Fairview Properties(a)		2.5000	10/15/31	207,824

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 34.3% (Continued)
	RETAIL - DISCRETIONARY — 0.5%
175,000	BlueLinx Holdings, Inc.(a)		6.0000	11/15/29	$142,891
159,000	Dick’s Sporting Goods, Inc.		3.1500	01/15/32	120,643
					263,534
	SEMICONDUCTORS — 0.6%
171,000	Broadcom, Inc.		4.1500	11/15/30	147,160
222,000	Entegris Escrow Corporation(a)		4.7500	04/15/29	196,547
					343,707
	SOFTWARE — 0.2%
90,000	Consensus Cloud Solutions, Inc.(a)		6.5000	10/15/28	79,570
45,000	Oracle Corporation		3.8500	04/01/60	27,142
					106,712
	SPECIALTY FINANCE — 1.2%
214,000	Ally Financial, Inc. Series B(d)	H15T5Y + 3.868%	4.7000	08/15/69	155,820
145,000	Aviation Capital Group, LLC(a)		3.5000	11/01/27	117,840
125,000	Avolon Holdings Funding Ltd.(a)		4.3750	05/01/26	109,952
182,000	Capital One Financial Corporation(d)	SOFRRATE + 1.337%	2.3590	07/29/32	125,373
120,000	Ladder Capital Finance Holdings LLLP / Ladder(a)		4.2500	02/01/27	101,117
65,000	OneMain Finance Corporation		6.8750	03/15/25	63,252
					673,354
	TECHNOLOGY HARDWARE — 1.4%
289,000	CDW, LLC / CDW Finance Corporation		3.5690	12/01/31	227,979
154,000	Dell International, LLC / EMC Corporation		8.1000	07/15/36	163,233
200,000	HP, Inc.		5.5000	01/15/33	177,957
50,000	Motorola Solutions, Inc.		4.6000	05/23/29	45,988
210,000	TD SYNNEX Corporation		2.3750	08/09/28	167,169
					782,326
	TECHNOLOGY SERVICES — 0.6%
137,000	Kyndryl Holdings, Inc.		2.7000	10/15/28	99,232
245,000	Leidos, Inc.		2.3000	02/15/31	181,270
75,000	Science Applications International Corporation(a)		4.8750	04/01/28	68,403
					348,905
	TELECOMMUNICATIONS — 0.9%
160,000	Level 3 Financing, Inc.(a)		4.2500	07/01/28	132,437

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 34.3% (Continued)
	TELECOMMUNICATIONS — 0.9% (Continued)
125,000	Sprint Spectrum Company, LLC / Sprint Spectrum(a)		4.7380	03/20/25	$123,121
265,000	T-Mobile USA, Inc.		3.8750	04/15/30	234,117
					489,675
	TOBACCO & CANNABIS — 0.4%
215,000	BAT Capital Corporation		7.7500	10/19/32	219,915

	TRANSPORTATION & LOGISTICS — 0.4%
219,238	Alaska Airlines 2020-1 Class A Pass Through Trust(a)		4.8000	08/15/27	205,323

	TOTAL CORPORATE BONDS (Cost $23,433,241)				19,667,097

	MUNICIPAL BONDS — 6.2%
	CITY — 0.7%
340,000	City of Bristol VA		4.2100	01/01/42	277,849
145,000	City of San Antonio TX		1.9630	02/01/33	107,491
					385,340
	GOVERNMENT LEASE — 0.2%
145,000	Texas Public Finance Authority		2.1400	02/01/35	102,651

	HOSPITALS — 0.2%
135,000	Idaho Health Facilities Authority		5.0200	03/01/48	117,364

	LOCAL AUTHORITY — 1.4%
320,000	San Diego County Regional Airport Authority		5.5940	07/01/43	304,985
600,000	State of Texas		3.2110	04/01/44	448,940
35,000	Texas Transportation Commission State Highway Fund		4.0000	10/01/33	30,395
					784,320
	MISCELLANEOUS TAX — 1.4%
765,000	Metropolitan Transportation Authority		5.0000	11/15/45	778,804

	SALES TAX — 0.0%(e)
20,000	Sales Tax Securitization Corporation		3.4110	01/01/43	14,345

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)			(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 6.2% (Continued)
	WATER AND SEWER — 2.3%
705,000	Broward County FL Water & Sewer Utility Revenue		4.0000	10/01/47	$626,495
625,000	New York State Environmental Facilities		5.0000	06/15/51	650,902
160,000	Santa Clara Valley Water District		2.9670	06/01/50	101,099
					1,378,496
	TOTAL MUNICIPAL BONDS (Cost $4,284,017)				3,561,320

	NON U.S. GOVERNMENT & AGENCIES — 1.0%
	SOVEREIGN — 1.0%
300,000	Dominican Republic International Bond(a) (g)		4.8750	09/23/32	232,290
200,000	Emirate of Dubai Government International Bonds		5.2500	01/30/43	168,312
200,000	Mexico Government International Bond		2.6590	05/24/31	155,799
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $677,101)				556,401

		Spread
	TERM LOANS — 4.9%
	AEROSPACE & DEFENSE — 0.1%
70,876	TransDigm, Inc.(d)	US0001M + 2.250%	5.9240	05/30/25	69,373

	AUTOMOTIVE — 0.1%
71,356	Cooper-Standard Automotive, Inc.(d)	US0002M + 2.000%	5.1150	11/02/23	65,211

	BIOTECH & PHARMA — 0.1%
64,838	Perrigo Investments, LLC(d)	TSFR1M + 2.500%	5.6340	04/07/29	64,108

	CABLE & SATELLITE — 0.1%
79,130	Directv Financing, LLC(d)	US0001M + 5.000%	8.1150	07/22/27	75,609

	CHEMICALS — 0.4%
230,487	INEOS US Finance, LLC(d)	US0002M + 2.000%	5.1150	03/31/24	229,006

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 4.9% (Continued)
	CONTAINERS & PACKAGING — 0.1%
70,837	Berry Global, Inc.(d)	US0001M + 1.750%	5.0500	07/01/26	$69,926

	ELECTRICAL EQUIPMENT — 0.1%
70,242	Brookfield WEC Holdings, Inc.(d)	US0001M + 2.750%	5.8650	08/01/25	69,163

	FOOD — 0.1%
87,272	Hostess Brands, LLC(d)	US0001M + 2.250%	5.3650	08/03/25	86,093

	HEALTH CARE FACILITIES & SERVICES — 0.2%
54,436	Agiliti Health, Inc.(d)	US0001M + 2.750%	5.9380	10/18/25	53,619
71,596	Legacy LifePoint Health, LLC(d)	US0001M + 3.750%	6.8710	11/16/25	63,542
					117,161
	INDUSTRIAL SUPPORT SERVICES — 0.1%
68,613	Resideo Funding, Inc.(d)	US0001M + 2.250%	5.5700	02/09/28	67,713

	INSTITUTIONAL FINANCIAL SERVICES — 0.1%
39,000	Citadel Securities, L.P.(d)	TSFR1M + 3.000%	6.1490	02/02/28	38,870

	LEISURE FACILITIES & SERVICES — 0.7%
143,645	Caesars Resort Collection, LLC(d)	US0001M + 2.750%	5.8650	10/02/24	142,287
70,000	Hilton Worldwide Finance, LLC(d)	US0001M + 1.750%	5.3360	06/21/26	68,871
39,900	Scientific Games Corporation(d)	SOFRRATE + 3.000%	6.4020	04/07/29	39,460
68,581	Station Casinos, LLC(d)	US0001M + 2.250%	5.3700	01/31/27	67,299
68,968	UFC Holdings, LLC(d)	US0006M + 2.750%	7.1100	04/29/26	67,572
					385,489
	MACHINERY — 0.2%
71,268	Alliance Laundry Systems, LLC(d)	US0003M + 3.500%	7.4090	09/30/27	68,951
71,551	Standard Industries, Inc.(d)	US0006M + 2.500%	6.6750	08/06/28	70,219
					139,170
	OIL & GAS PRODUCERS — 0.3%
57,181	CITGO Petroleum Corporation(d)	US0001M + 6.250%	9.3650	03/27/24	57,353
69,283	Freeport LNG Investments LLLP(d)	US0003M + 3.500%	7.7430	11/17/28	64,996

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 4.9% (Continued)
	OIL & GAS PRODUCERS — 0.3% (Continued)
69,200	Oryx Midstream Services Permian Basin, LLC(d)	US0001M + 3.250%	6.2110	09/30/28	$68,320
					190,669
	PUBLISHING & BROADCASTING — 0.1%
41,179	Nexstar Broadcasting, Inc.(d)	US0001M + 2.500%	5.6150	06/20/26	40,852

	SOFTWARE — 0.5%
111,830	Applied Systems, Inc.(d)	US0001M + 2.000%	5.2500	09/19/24	110,602
69,313	CCC Intelligent Solutions, Inc.(d)	US0003M + 2.500%	5.3650	09/17/28	68,043
68,098	Sophia, L.P.(d)	US0003M + 3.250%	7.1740	10/07/27	65,658
66,908	UKG, Inc.(d)	US0001M + 3.250%	6.9980	05/03/26	64,715
					309,018
	TECHNOLOGY HARDWARE — 0.1%
69,412	NCR Corporation(d)	US0001M + 2.500%	5.3100	08/08/26	66,809

	TECHNOLOGY SERVICES — 0.6%
58,685	Blackhawk Network Holdings, Inc.(d)	US0001M + 3.000%	7.0770	05/22/25	56,558
64,932	Dun & Bradstreet Corporation (The)(d)	US0001M + 3.250%	6.8460	02/08/26	64,040
69,226	NAB Holdings, LLC(d)	SOFRRATE + 3.000%	6.7030	11/18/28	66,630
57,040	Peraton Corporation(d)	US0001M + 3.750%	6.8650	02/24/28	55,044
69,164	Tenable, Inc.(d)	US0006M + 2.750%	5.5560	06/17/28	67,146
					309,418
	TELECOMMUNICATIONS — 0.2%
23,965	CenturyLink, Inc.(d)	US0001M + 2.250%	5.3650	03/15/27	22,370
96,533	SBA Senior Finance II, LLC(d)	US0001M + 1.750%	4.8700	04/11/25	95,871
					118,241
	TRANSPORTATION & LOGISTICS — 0.7%
24,644	Air Canada(d)	US0006M + 3.500%	6.4210	07/27/28	24,108
101,387	Brown Group Holding, LLC(d)	US0003M + 2.500%	5.6150	04/22/28	98,768
66,500	Mileage Plus Holdings, LLC(d)	US0003M + 5.250%	8.7770	06/25/27	68,024
73,506	PODS, LLC(d)	US0001M + 3.000%	6.1150	03/19/28	70,934
70,000	SkyMiles IP Ltd.(d)	US0003M + 3.750%	7.9930	09/16/27	70,744
					332,578
	TOTAL TERM LOANS (Cost $2,898,912)				2,844,477

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 18.1%
	AGENCY FIXED RATE — 0.8%
8,409	Fannie Mae Pool 735061	6.0000	11/01/34	$8,631
10,793	Fannie Mae Pool 866009	6.0000	03/01/36	11,183
76,025	Fannie Mae Pool 938574	5.5000	09/01/36	77,757
26,884	Fannie Mae Pool 310041	6.5000	05/01/37	28,653
12,166	Fannie Mae Pool 962752	5.0000	04/01/38	12,178
15,200	Fannie Mae Pool 909175	5.5000	04/01/38	15,586
56,806	Fannie Mae Pool 909220	6.0000	08/01/38	58,198
49,085	Fannie Mae Pool AS7026	4.0000	04/01/46	46,039
86,197	Fannie Mae Pool BJ9260	4.0000	04/01/48	79,785
84,807	Freddie Mac Gold Pool G01980	5.0000	12/01/35	85,000
11,525	Freddie Mac Gold Pool G05888	5.5000	10/01/39	11,832
				434,842
	U.S. TREASURY BONDS — 5.3%
1,040,000	United States Treasury Bond	2.8750	05/15/49	806,914
1,440,000	United States Treasury Bond	2.0000	02/15/50	912,206
2,500,000	United States Treasury Bond	1.3750	08/15/50	1,326,270
				3,045,390
	U.S. TREASURY NOTES — 12.0%
625,000	United States Treasury Note	2.5000	04/30/24	605,688
2,505,000	United States Treasury Note	2.6250	02/15/29	2,281,311
485,000	United States Treasury Note	0.8750	11/15/30	381,180
715,000	United States Treasury Note	1.6250	05/15/31	590,350
540,000	United States Treasury Note	2.8750	05/15/32	488,869
2,045,000	United States Treasury Note	1.8750	02/15/51	1,246,092
1,135,000	United States Treasury Note	1.8750	11/15/51	688,005
175,000	United States Treasury Note	2.2500	02/15/52	116,785
655,000	United States Treasury Note	2.8750	05/15/52	505,885
				6,904,165
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $14,577,068)			10,384,397

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 6.5%
	MONEY MARKET FUNDS - 3.5%
1,988,883	Fidelity Government Portfolio, Class I, 2.86% (Cost $1,988,883)(f)	$1,988,883

	COLLATERAL FOR SECURITIES LOANED – 3.0%
1,727,778	Mount Vernon Liquid Assets Portfolio, LLC, 3.24% (Cost $1,727,778) (f),(h)	1,727,778

	TOTAL INVESTMENTS – 103.4% (Cost $70,266,892)	$59,287,428
	LIABILITIES IN EXCESS OF OTHER ASSETS- (3.4%)	(1,749,810)
	NET ASSETS - 100.0%	$57,537,618

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year

SOFRINDX	Secured Overnight Financing Rate Compounded

SOFRRATE	Secured Overnight Financing Rate

TSFR1M	Secured Overnight Financing Rate 1 month

US0001M	ICE LIBOR USD 1 Month

US0002M	ICE LIBOR USD 2 Month

US0003M	ICE LIBOR USD 3 Month

US0006M	ICE LIBOR USD 6 Month

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022 the total market value of 144A securities is 23,826,876 or 41.1% of net assets.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(c)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at October 31, 2022.

(d)	Variable rate security; the rate shown represents the rate on October 31, 2022.

(e)	Percentage rounds to less than 0.1%.

(f)	Rate disclosed is the seven day effective yield as of October 31, 2022.

(g)	All or a portion of these securities are on loan. Total loaned securities had a value of $1,687,743 at October 31, 2022.

(h)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Corporate Bonds	33.2%	Term Loans	4.8%
Asset Backed Securities	31.3%	Short-Term Investments	3.4%
U.S. Government & Agencies	17.5%	Collateral for Securities Loaned	2.9%
Municipal Bonds	6.0%	Non U.S. Government & Agencies	0.9%
		Total	100.0%

*	Based on total value of investments as of October 31, 2022. Does not include derivative holdings. Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Floating Rate Bond Fund (Unaudited)
Message from the Sub-Adviser (PineBridge Investments, LLC)

Asset Class Recap

The most recent market environment has seen nearly all risk assets experience significant declines. This included investment-grade corporate bonds, as measured by the Bloomberg US Credit Index, which declined 8.7 percent in the fourth fiscal quarter and plummeted 18.9 percent since the start of the fiscal year. High-yield bonds, as measured by the ICE BofA U.S. Cash Pay High-Yield Index, decreased 3.6 percent during the final fiscal quarter and 11.3 percent during the 12-month period ended October 31, 2022. This dispersion in returns was primarily due to the lower interest rate sensitivity generally exhibited by high-yield bonds versus their investment-grade counterparts. As the 5-year and 10-year U.S. Treasury Bond yields increased 3.0 percent and 2.5 percent, respectively during the fiscal year, the bonds with higher interest rate sensitivity broadly experienced significant declines. However, bonds with low interest rate sensitivity, such as floating rate securities, generally sustained smaller losses. For example, the Morningstar LSTA US Leveraged Loan 100 Index, which is comprised of bank loans with coupons tied to a market reference rate such as LIBOR or SOFR, only declined 2.3 percent over the fiscal year and was only down 0.1 percent during the fourth fiscal quarter. Securitized asset pools, known as collateralized loan obligations (CLO), comprised of these floating rate securities, as measured by the Palmer Square CLO Debt Index, declined 1.2 percent over the fourth fiscal quarter and fell 6.9 percent during the fiscal year. During the fiscal year, 3-month LIBOR increased 4.3 percent, which exceeded the yield increases on intermediate-term and long-term U.S. Treasuries. As the Federal Reserve has indicated that its pace of interest rate increases will remain aggressive until inflation has been tempered, interest rate sensitive bonds may remain under pressure, while floating rate securities may see the focus shift toward concerns regarding credit quality and increases in default rates. In mid-October, Fitch Ratings projected that the U.S. high yield default rate may finish 2023 between 2.5 percent and 3.5 percent, reflecting growing macroeconomic headwinds and its expectation of a U.S. recession. However, the forecast remains below both the 3.8 percent 21-year historic average and the 5.2 percent default rate reached in 2020.

Allocation Review

The Fund continued to primarily hold floating rate securities, which was predominately comprised of bank loans and CLOs. In aggregate, the Fund held 91 percent in these two categories, with close to 10 percent allocated to CLOs and 81 percent allocated to bank loans. The Fund’s allocation to CLOs generally detracted from overall performance, as the demand for CLOs declined, particularly demand for the higher rated tranches. The Fund also had approximately 7 percent allocated to fixed coupon high-yield corporate bonds, which provided mixed results, but as a whole fell more than the average bank loan in the Fund during the fiscal year. The Fund also had a higher allocation to single- B and CCC rated securities versus the Morningstar LSTA US Leveraged Loan 100 Index. The Fund’s lower exposure to BBB-rated bank loans was the largest underweight versus the benchmark index, as the Fund had less than one percent in BBB-rated loans and the benchmark index had nearly 8 percent. The Fund’s largest credit quality overweight was in the single-B space, as the Fund had close to 77 percent exposure versus 59 percent in the benchmark index. The largest sector overweights were to the consumer services and diversified financial services sectors, while the largest underweights were to the software & services and telecommunication services sectors. The Fund did not have any exposure to derivatives during the twelve-month period that meaningfully affected performance.

Holdings Insights

While the second half of the fiscal year began with a negative reversal for some of the stronger performers from the first half of the fiscal year, the final three months of the fiscal year saw some of those holdings rebound. For example, within the bank loan holdings, the Fund continued to hold Playa Resorts Holding BV Floating Rate due 4/27/2024 (BL2699181) (holding weight*: 0.64 percent). Playa Resorts is an owner, operator, and developer of all - inclusive resorts in Mexico and the Caribbean. The bank loan’s price had declined 2.3 percent in the third fiscal quarter, but rebounded 1.3 percent in the fourth fiscal quarter. This strong finish to the fiscal year brought the price decline for the Playa Resorts bank loan to a negative 0.1 percent for the 12-month period ended October 31, 2022, which made it a positive total return when including the floating coupon of 3-month LIBOR plus 275 basis points. One of the strongest contributors during the final fiscal quarter was Hornblower Sub, LLC due 4/27/2025 (BL3489657) (holding weight*: 1.06 percent), a charter yacht, dining cruise, and ferry service company. The Hornblower bank loan was one of the largest detractors from the Fund for the fiscal year, with its price declining 22.0 percent, but surged 6.0 percent in the final fiscal quarter. When considering its floating coupon of 1-month LIBOR plus 475 basis points, the impact for the fiscal year was marginally offset.

Performance that persisted throughout most of the fiscal year was the adverse effect of the CLO exposure. For example, the Fund continued to hold Benefit Street Partners CLO III Ltd. due 7/20/2029 (08180GAG4) (holding weight*: 0.99 percent), an investment manager that invests across the credit spectrum and in both liquid and illiquid credit, and Carlyle Global Market Strategies CLO 2015- 4 Ltd. due 7/20/2032 (14311PAS8) (holding weight*: 0.91 percent), a global equity and fixed income manager. During the most recent fiscal quarter, the Benefit Street Partners CLO and Carlyle Global Markets Strategies CLO saw their prices decline 3.4 percent and 4.3 percent, respectively. These additional declines contributed toward the fiscal year’s 9.0 percent decline for the Benefit Street Partners CLO and the 14.9 percent decline for the Carlyle Global Markets Strategies CLO. However, each of these CLOs had coupons close to 10.9 percent at the end of October 2022, which offset a significant amount of the price declines.

Sub-Adviser Outlook

The U.S. economy grew 2.6 percent on an annualized basis in the third calendar quarter, however the outlook remains in flux while markets wait to discern the aggregate impact from higher interest rates on economic activity. The Fed raised its benchmark interest rate another 75 basis points at the latest Federal Open Market Committee meeting and the commentary from Fed Chair Jerome Powell shifted from dovish, in terms of considering a slower pace for future rate hikes, to hawkish, in terms of higher rates for longer and the likelihood of a higher terminal rate than previously expected. Economic data failed to provide additional clarity as a resilient labor market and steadfast consumer spending belied any evidence of softening economic activity even while the housing sector continued to deteriorate and large-cap tech companies posted notable earnings misses and softened guidance. The Sub-Adviser believes that current conditions will likely persist and frustrate forecasts until additional clarity emerges around where rates will peak.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2022.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2022

			Annualized
		Annualized	Since Inception
	One Year	Five Years	(11/1/13)
Class N	(3.57)%	1.31%	1.90%
Class A with load of 4.50%	(8.12)%	0.13%	1.12%
Class A without load	(3.81)%	1.07%	1.64%
Class C	(4.18)%	0.59%	1.15%
Morningstar LSTA U.S. Leveraged Loan 100 Index	(2.32)%	2.73%	2.91%
Morningstar Bank Loan Category	(3.79)%	1.68%	2.28%

(a)	Total Returns are calculated based on traded NAVs.

The Credit Suisse Leveraged Loan Total Return Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. Investors cannot invest directly in an index or benchmark.

The Morningstar LSTA U.S. Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Investors cannot invest directly in an index or benchmark.

The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating- rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate (LIBOR), or the Secured Overnight Financing Rate (SOFR).

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.06% for Class N, 1.81% for Class C and 1.31% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Shares					Fair Value
	COMMON STOCKS — 0.2%
	METALS & MINING - 0.2%
23,114	Covia Holdings, LLC(a)				$319,262

	TOTAL COMMON STOCKS (Cost $183,467)				319,262

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 9.6%
	CLO — 9.6%
1,500,000	Apidos CLO XX Series 2015-20A DR(b),(c)	US0003M + 5.700%	9.7790	07/16/31	1,182,032
1,540,000	Atrium IX Series 9A ER(b),(c)	US0003M + 6.450%	9.4930	05/28/30	1,259,038
2,900,000	Benefit Street Partners CLO II Ltd. Series 2013-IIA DR(b),(c)	US0003M + 6.550%	10.6290	07/15/29	2,454,513
2,000,000	Benefit Street Partners CLO III Ltd. Series 2013-IIIA DR(b),(c)	US0003M + 6.600%	10.8430	07/20/29	1,757,318
2,000,000	Benefit Street Partners CLO XII Ltd. Series 2017-12A D(b),(c)	US0003M + 6.410%	10.4890	10/15/30	1,736,702
2,000,000	Carlyle Global Market Strategies CLO 2015-4 Ltd. Series 2015-4A DR(b),(c)	US0003M + 6.700%	10.9430	07/20/32	1,617,752
250,000	CIFC Funding 2013-II Ltd. Series 2013-2A B2LR(b),(c)	US0003M + 6.520%	10.7140	10/18/30	196,252
275,000	CIFC Funding 2017-I Ltd. Series 2017-1A E(b),(c)	US0003M + 6.350%	10.6280	04/23/29	244,776
1,250,000	Goldentree Loan Management US CLO 2 Ltd. Series 2017-2A E(b),(c)	US0003M + 4.700%	8.9430	11/28/30	1,024,576
3,005,000	THL Credit Wind River 2014-2 CLO Ltd. Series 2014-2A ER(b),(c)	US0003M + 5.750%	9.8290	01/15/31	2,281,423
1,750,000	THL Credit Wind River 2019-3 CLO Ltd. Series 2019-3A E2R(b),(c)	US0003M + 6.750%	10.8290	04/15/31	1,364,777
700,000	TICP CLO I-2 Ltd. Series 2018-IA D(b),(c)	US0003M + 5.770%	10.0970	04/26/28	636,912
1,850,000	Voya CLO 2015-1 Ltd. Series 2015-1A DR(b),(c)	US0003M + 5.650%	9.8440	01/18/29	1,516,948
					17,273,019
	TOTAL ASSET BACKED SECURITIES (Cost $20,311,555)				17,273,019

	CORPORATE BONDS — 7.1%
	CABLE & SATELLITE — 0.2%
500,000	CSC Holdings, LLC(b)		5.7500	01/15/30	387,668

	CHEMICALS — 0.2%
500,000	Consolidated Energy Finance S.A.(b)		5.6250	10/15/28	420,670

	COMMERCIAL SUPPORT SERVICES — 0.2%
450,000	Deluxe Corporation(b),(d)		8.0000	06/01/29	378,833

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 7.1% (Continued)
	CONSUMER SERVICES — 0.2%
437,000	PROG Holdings, Inc.(b)		6.0000	11/15/29	$356,135

	ELECTRIC UTILITIES — 0.2%
471,000	Calpine Corporation(b)		5.0000	02/01/31	398,882

	ENTERTAINMENT CONTENT — 0.2%
424,000	Paramount Global(e)	H15T5Y + 3.999%	6.3750	03/30/62	359,516

	FOOD — 0.2%
524,000	HLF Financing Sarl, LLC / Herbalife International,(b)		4.8750	06/01/29	390,444

	HEALTH CARE FACILITIES & SERVICES — 0.2%
459,000	CHS/Community Health Systems, Inc.(b)		5.6250	03/15/27	365,075

	LEISURE FACILITIES & SERVICES — 1.1%
440,000	Carnival Corporation(b),(d)		10.5000	06/01/30	342,100
439,000	CEC Entertainment Company, LLC(b)		6.7500	05/01/26	411,740
593,000	Melco Resorts Finance Ltd.(b),(d)		5.3750	12/04/29	332,377
502,000	NCL Corporation Ltd.(b),(d)		7.7500	02/15/29	400,415
523,000	Royal Caribbean Cruises Ltd.(b),(d)		5.5000	04/01/28	404,227
					1,890,859
	METALS & MINING — 0.1%
127,000	Mineral Resources Ltd.(b)		8.5000	05/01/30	125,271

	OIL & GAS PRODUCERS — 1.3%
422,000	Genesis Energy, L.P. / Genesis Energy Finance		8.0000	01/15/27	409,453
446,000	Hilcorp Energy I, L.P. / Hilcorp Finance Company(b)		5.7500	02/01/29	409,105
416,000	Howard Midstream Energy Partners, LLC(b)		6.7500	01/15/27	378,043
424,000	Independence Energy Finance, LLC(b)		7.2500	05/01/26	394,259
494,000	ITT Holdings, LLC(b)		6.5000	08/01/29	399,448
450,000	Strathcona Resources Ltd.(b)		6.8750	08/01/26	379,742
					2,370,050

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 7.1% (Continued)
	REAL ESTATE INVESTMENT TRUSTS — 0.2%
514,000	Service Properties Trust		4.3750	02/15/30	$366,950

	REAL ESTATE OWNERS & DEVELOPERS — 0.2%
458,000	Kennedy-Wilson, Inc.		4.7500	03/01/29	372,877

	RETAIL - DISCRETIONARY — 0.2%
474,000	Ken Garff Automotive, LLC(b)		4.8750	09/15/28	394,229

	SPECIALTY FINANCE — 0.9%
450,000	AerCap Global Aviation Trust(b),(e)	US0003M + 4.300%	6.5000	06/15/45	411,637
505,000	Apollo Commercial Real Estate Finance, Inc.(b)		4.6250	06/15/29	398,493
216,000	Burford Capital Global Finance, LLC(b)		6.2500	04/15/28	188,386
236,000	Burford Capital Global Finance, LLC(b)		6.8750	04/15/30	205,023
500,000	Cobra AcquisitionCo, LLC(b)		6.3750	11/01/29	330,133
					1,533,672
	TECHNOLOGY SERVICES — 0.2%
475,000	ION Trading Technologies Sarl(b)		5.7500	05/15/28	378,319

	TELECOMMUNICATIONS — 0.8%
500,000	Altice France S.A.(b),(d)		5.5000	10/15/29	382,213
423,000	Hughes Satellite Systems Corporation		6.6250	08/01/26	399,587
464,000	Sable International Finance Ltd.(b),(d)		5.7500	09/07/27	411,938
550,000	Telesat Canada / Telesat, LLC(b)		4.8750	06/01/27	242,649
					1,436,387
	TRANSPORTATION & LOGISTICS — 0.2%
372,000	American Airlines, Inc.(b),(d)		11.7500	07/15/25	407,342

	WHOLESALE - CONSUMER STAPLES — 0.3%
571,000	C&S Group Enterprises, LLC(b)		5.0000	12/15/28	422,932

	TOTAL CORPORATE BONDS (Cost $15,200,859)				12,756,111

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 80.9%
	ADVERTISING & MARKETING — 0.3%
537,861	Terrier Media Buyer, Inc.(c)	US0001M + 3.500%	6.6150	12/17/26	$503,825

	AEROSPACE & DEFENSE — 1.3%
1,195,000	Cobham Ultra US Co-Borrower, LLC(c)	US0001M + 3.750%	6.8650	12/24/28	1,156,658
772,456	Dynasty Acquisition Company, Inc.(c)	US0001M + 3.500%	6.6150	04/08/26	726,885
416,369	Standard Aero Ltd.(c)	US0001M + 3.500%	6.6150	04/08/26	391,806
					2,275,349
	APPAREL & TEXTILE PRODUCTS — 1.4%
1,357,563	Birkenstock US BidCo, Inc.(c)	US0001M + 3.250%	5.0980	04/28/28	1,293,418
1,127,273	Samsonite IP Holdings Sarl(c)	US0001M + 3.000%	6.1150	04/25/25	1,107,242
					2,400,660
	ASSET MANAGEMENT — 2.5%
1,186,949	Advisor Group Holdings, Inc.(c)	US0001M + 4.500%	7.6150	07/31/26	1,143,382
1,189,995	Hightower Holding, LLC(c)	US0001M + 4.000%	8.2780	04/21/28	1,109,670
1,187,786	Nexus Buyer, LLC(c)	US0001M + 3.750%	6.8650	11/08/26	1,144,135
1,200,000	NFP Corporation(c)	US0001M + 3.250%	3.3420	02/04/27	1,140,504
					4,537,691
	AUTOMOTIVE — 0.6%
1,197,000	Dexko Global, Inc.(c)	US0001M + 3.750%	7.4240	09/24/28	1,091,407

	BEVERAGES — 0.7%
1,349,494	Pegasus Bidco BV(c)	TSFR1M + 4.250%	6.9620	05/05/29	1,305,636

	BIOTECH & PHARMA — 0.4%
773,186	Curium Bidco Sarl(c)	US0001M + 4.250%	7.9240	09/10/27	734,527

	CABLE & SATELLITE — 1.3%
1,194,839	CSC Holdings, LLC(c)	US0003M + 2.250%	5.6620	07/17/25	1,160,117
1,150,000	UPC Financing Partnership(c)	US0001M + 3.000%	6.3370	01/31/29	1,126,856
					2,286,973
	CHEMICALS — 2.5%
1,190,003	Diamond BC BV(c)	US0001M + 2.750%	5.5560	09/15/28	1,115,925
1,405,505	Groupe Solmax, Inc.(c)	US0001M + 4.750%	8.3920	07/23/28	1,231,574

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 80.9% (Continued)
	CHEMICALS — 2.5% (Continued)
1,280,464	Iris Holding, Inc.(c)	TSFR1M + 4.770%	7.8850	06/15/28	$1,176,427
1,188,817	NIC Acquisition Corporation(c)	US0001M + 3.750%	7.4240	01/14/28	946,744
					4,470,670
	COMMERCIAL SUPPORT SERVICES — 5.0%
1,178,100	Allied Universal Holdco, LLC(c)	US0001M + 3.750%	6.8650	05/05/28	1,072,336
779,891	Amentum Government Services Holdings, LLC(c)	SOFRRATE + 4.000%	7.5580	02/07/29	757,142
1,188,000	APX Group, Inc.(c)	US0001M + 2.500%	6.7300	07/01/28	1,096,209
787,692	Cast & Crew Payroll, LLC(c)	US0001M + 3.500%	6.6150	02/07/26	776,097
1,188,000	CHG Healthcare Services, Inc.(c)	US0003M + 3.250%	6.3650	09/30/28	1,155,330
1,187,786	Creative Artists Agency, LLC(c)	US0001M + 3.750%	6.8650	11/26/26	1,178,510
904,462	Garda World Security Corporation(c)	US0001M + 4.250%	7.2400	10/30/26	864,042
773,990	Prime Security Services Borrower, LLC(c)	US0001M + 2.750%	6.5050	09/23/26	764,315
1,187,970	Sotheby’s(c)	US0001M + 4.500%	8.5790	01/15/27	1,166,289
					8,830,270
	CONSTRUCTION MATERIALS — 2.0%

1,135,061	Foley Products Company, LLC(c)	SOFRRATE + 4.750%	8.4530	02/10/29	1,083,984
1,388,025	Quikrete Holdings, Inc.(c)	US0001M + 3.000%	6.1150	06/11/28	1,355,441
1,187,047	US Silica Company(c)	US0003M + 4.000%	7.1250	05/01/25	1,155,424
					3,594,849
	CONSUMER SERVICES — 0.6%

1,183,479	Mckissock Investment Holdings, LLC(c)	SOFRRATE + 5.000%	8.8720	03/04/29	1,142,057

	CONTAINERS & PACKAGING — 3.7%
1,153,066	Charter Next Generation, Inc.(c)	US0001M + 3.750%	6.5560	12/01/27	1,120,048
1,187,257	Clydesdale Acquisition Holdings, Inc.(c)	TSFR1M + 4.250%	7.4090	03/30/29	1,145,519
1,278,475	LABL, Inc.(c)	US0001M + 5.000%	8.1150	10/22/28	1,183,299
1,036,018	Mauser Packaging Solutions Holding Company(c)	US0003M + 3.250%	6.3780	03/23/24	988,102
1,193,500	Patriot Container Corporation(c)	US0003M + 3.750%	6.8650	03/16/25	1,029,393
0	Reynolds Group Holdings, Inc.(c)	US0001M + 3.250%	5.7740	02/16/26	—
582,992	Trident TPI Holdings, Inc.(c)	US0003M + 3.250%	6.9240	10/05/24	574,979
517,179	Trident TPI Holdings, Inc.(c)	US0001M + 4.000%	7.6740	07/29/28	491,873

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 80.9% (Continued)
	CONTAINERS & PACKAGING — 3.7% (Continued)
46,111	Trident TPI Holdings, Inc.(c)	US0001M + 4.000%	7.6740	07/29/28	$43,855
					6,577,068
	E-COMMERCE DISCRETIONARY — 0.8%
1,046,095	CNT Holdings I Corporation(c)	US0001M + 3.500%	7.2390	10/16/27	1,020,989
524,000	CNT Holdings I Corporation(c)	US0001M + 3.805%	6.7500	11/06/28	500,420
					1,521,409
	ELECTRIC UTILITIES — –%(f)
635,000	Texas Competitive Electric Holdings Company, LLC (g)		0.0000	11/22/49	—

	ELECTRICAL EQUIPMENT — 1.2%
993,091	Brookfield WEC Holdings, Inc.(c)	US0001M + 2.750%	5.8650	08/01/25	977,832
476,590	Brookfield WEC Holdings, Inc.(c)	TSFR1M + 3.750%	6.7840	08/01/25	474,319
556,141	Icebox Holdco III, Inc.(c)	US0001M + 3.750%	7.4240	12/14/28	516,691
115,642	Icebox Holdco III, Inc.(c)	US0001M + 3.775%	7.5800	12/14/28	107,439
179,825	Icebox Holdco III, Inc.(c)	US0001M + 6.750%	10.4240	12/15/29	160,044
					2,236,325
	ENGINEERING & CONSTRUCTION — 1.8%
1,188,000	Osmose Utilities Services, Inc.(c)	US0001M + 3.250%	6.8820	06/17/28	1,103,913
1,188,000	USIC Holdings, Inc.(c)	US0001M + 3.500%	6.6150	05/14/28	1,131,939
1,061,873	VM Consolidated, Inc.(c)	US0001M + 3.250%	6.1270	03/26/28	1,055,900
					3,291,752
	ENTERTAINMENT CONTENT — 1.5%
1,190,746	NEP Group, Inc.(c)	US0003M + 3.250%	6.3650	10/20/25	1,066,712
1,723,169	Univision Communications, Inc.(c)	TSFR1M + 4.675%	7.7900	06/10/29	1,693,013
					2,759,725
	HEALTH CARE FACILITIES & SERVICES — 5.8%
1,188,000	Bella Holding Company, LLC(c)	US0001M + 3.750%	6.8650	04/01/28	1,108,404
1,180,644	Corgi BidCo, Inc.(c)	TSFR1M + 5.000%	8.7840	09/20/29	1,112,757
1,192,432	Legacy LifePoint Health, LLC(c)	US0001M + 3.750%	6.8710	11/16/25	1,058,284
1,197,386	Milano Acquisition Corporation(c)	US0001M + 4.000%	7.6740	08/17/27	1,141,258
1,190,746	Outcomes Group Holdings, Inc.(c)	US0003M + 3.250%	7.1740	10/24/25	1,149,069
1,205,165	Packaging Coordinators Midco, Inc.(c)	US0001M + 3.750%	7.4240	09/25/27	1,167,696
1,328,699	Phoenix Newco, Inc.(c)	US0001M + 3.250%	5.7740	08/11/28	1,282,700

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 80.9% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 5.8% (Continued)
1,190,977	Radnet Management, Inc.(c)	US0001M + 3.000%	6.1150	04/23/28	$1,158,970
1,371,145	Team Health Holdings, Inc.(c)	SOFRRATE + 5.250%	8.2840	02/17/27	1,148,334
					10,327,472
	INDUSTRIAL INTERMEDIATE PROD — 0.7%
649,864	AZZ, Inc.(c)	SOFRRATE + 4.250%	7.4840	05/06/29	645,802
644,037	Crosby US Acquisition Corporation(c)	TSFR1M + 5.000%	8.7610	06/27/26	566,753
					1,212,555
	INSTITUTIONAL FINANCIAL SERVICES — 1.2%
1,183,925	Aretec Group, Inc.(c)	US0003M + 4.250%	7.3840	10/01/25	1,152,355
1,012,893	Deerfield Dakota Holding, LLC(c)	US0001M + 3.750%	6.7840	03/06/27	960,096
					2,112,451
	INSURANCE — 3.7%
581,146	Alliant Holdings Intermediate, LLC(c)	US0001M + 3.500%	6.9800	11/06/27	562,049
604,000	Alliant Holdings Intermediate, LLC(c)	US0001M + 3.500%	6.9800	11/12/27	584,153
759,017	Asurion, LLC(c)	US0001M + 3.250%	6.3650	12/18/26	676,356
665,529	Asurion, LLC(c)	US0001M + 3.250%	6.3650	07/28/27	588,577
355,000	Asurion, LLC(c)	US0001M + 5.250%	8.3650	01/29/28	251,830
365,000	Asurion, LLC(c)	US0001M + 5.250%	8.3650	01/14/29	256,108
1,187,909	Howden Group Holdings Ltd.(c)	US0001M + 3.260%	6.3750	11/12/27	1,162,501
1,187,909	HUB International Ltd.(c)	US0001M + 3.250%	7.5280	04/25/25	1,168,945
62,020	HUB International Ltd.(c)	TSFR1M + 4.000%	7.7610	11/10/29	59,539
1,045,127	Sedgwick Claims Management Services, Inc.(c)	US0003M + 3.250%	6.3650	11/05/25	1,010,413
189,150	Sedgwick Claims Management Services, Inc.(c)	US0001M + 3.750%	6.8650	09/03/26	184,776
					6,505,247
	LEISURE FACILITIES & SERVICES — 7.1%
1,747,990	Aimbridge Acquisition Company, Inc.(c)	US0003M + 3.750%	6.8650	02/01/26	1,584,665
1,302,874	AMC Entertainment Holdings, Inc.(c)	US0003M + 3.000%	6.3140	04/22/26	929,601
523,024	Carnival Corporation(c)	US0001M + 3.000%	5.8770	06/30/25	492,297
641,571	Carnival Corporation(c)	US0001M + 3.250%	6.1270	10/08/28	590,046
1,344,164	Dave & Buster’s, Inc.(c)	TSFR1M + 5.073%	8.1880	06/23/29	1,317,980
1,200,000	Fogo De Chao, Inc.(c)	US0003M + 4.250%	7.3650	04/05/25	1,120,716

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 80.9% (Continued)
	LEISURE FACILITIES & SERVICES — 7.1% (Continued)
2,554,718	Hornblower Sub, LLC(c)	US0001M + 4.500%	8.6700	04/27/25	$1,894,744
347	Motion Finco, LLC(c)	US0001M + 3.250%	6.9240	11/04/26	329
1,168,652	Playa Resorts Holding BV(c)	US0003M + 2.750%	5.8700	04/27/24	1,141,259
444,529	Scientific Games Corporation(c)	TSFR1M + 3.000%	6.4020	04/07/29	439,621
408,707	Scientific Games Holdings, L.P.(c)	SOFRRATE + 3.500%	7.0970	02/04/29	385,821
1,441,474	William Morris Endeavor Entertainment, LLC(c)	US0003M + 2.750%	5.8700	05/29/25	1,409,495
1,455,997	Wok Holdings, Inc.(c)	US0003M + 6.250%	9.5700	03/01/26	1,278,846
					12,585,420
	LEISURE PRODUCTS — 0.8%
1,582,510	Varsity Brands Holding Company, Inc.(c)	US0003M + 3.500%	6.6150	12/15/24	1,474,155

	MACHINERY — 1.1%
828,176	Alliance Laundry Systems, LLC(c)	US0001M + 3.500%	7.4090	09/30/27	801,260
724	Filtration Group Corporation(c)	US0003M + 3.000%	6.1150	03/29/25	710
1,187,532	STS Operating, Inc.(c)	US0003M + 4.250%	7.3650	12/07/24	1,128,525
					1,930,495
	MEDICAL EQUIPMENT & DEVICES — 0.8%
1,574,045	Mozart Borrower, L.P.(c)	US0001M + 3.250%	6.3650	09/30/28	1,450,089

	OIL & GAS PRODUCERS — 3.1%
1,555,166	CQP Holdco, L.P.(c)	US0001M + 3.750%	7.4240	06/04/28	1,537,872
787,619	EG America, LLC(c)	US0003M + 4.000%	7.6740	02/05/25	716,438
1,175,719	M6 ETX Holdings II Midco, LLC(c)	TSFR1M + 4.852%	7.9670	08/11/29	1,170,087
1,191,057	Medallion Midland Acquisition, L.P.(c)	US0001M + 3.750%	7.4240	10/14/28	1,177,288
977,206	TransMontaigne Operating Company, L.P.(c)	US0001M + 3.500%	7.0720	11/05/28	946,463
					5,548,148
	PUBLISHING & BROADCASTING — 0.6%
1,206,975	Sinclair Television Group, Inc.(c)	TSFR1M + 3.750%	6.8840	04/13/29	1,133,802

	REAL ESTATE INVESTMENT TRUSTS — 0.7%
1,191,000	Claros Mortgage Trust, Inc.(c)	US0001M + 4.500%	7.8680	08/09/26	1,174,624

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 80.9% (Continued)
	RETAIL - DISCRETIONARY — 3.3%
870,808	Hertz Corporation (The)(c)	US0001M + 3.250%	6.3700	06/14/28	$841,553
1,218,205	JP Intermediate B, LLC(c)	US0003M + 5.500%	8.3060	11/20/25	924,313
1,282,348	LBM Acquisition, LLC(c)	US0001M + 3.750%	7.1210	12/18/27	1,104,505
937,179	Mavis Tire Express Services TopCo, L.P.(c)	US0001M + 4.000%	7.7500	04/30/28	885,756
536,825	Petco Health & Wellness Company, Inc.(c)	US0001M + 3.250%	6.9240	02/25/28	516,147
513,500	PetSmart, Inc.(c)	US0003M + 3.750%	7.5000	01/29/28	495,422
1,194,062	Specialty Building Products Holdings, LLC(c)	US0001M + 3.750%	6.8220	10/05/28	1,043,318
					5,811,014
	SEMICONDUCTORS — 0.6%
1,128,940	Altar Bidco, Inc.(c)	SOFRRATE + 3.350%	5.5000	11/17/28	1,058,500
57,359	Altar Bidco, Inc.(c)	SOFRRATE + 5.600%	7.3550	11/17/29	49,544
					1,108,044
	SOFTWARE — 11.2%
706,560	Applied Systems, Inc.(c)	US0003M + 2.000%	5.2500	09/19/24	698,798
190,250	Applied Systems, Inc.(c)	US0001M + 5.500%	9.1740	09/19/25	187,661
2,181,633	athenahealth, Inc.(c)	SOFRRATE + 3.500%		01/27/29	1,998,921
599,325	Barracuda Networks, Inc.(c)	US0003M + 3.750%	7.5340	02/12/25	575,019
585,839	Barracuda Networks, Inc.(c)	TSFR1M + 4.419%	7.5340	05/17/29	562,081
1,158,119	Central Parent, Inc.(c)	TSFR1M + 4.500%	8.1120	06/09/29	1,136,404
1,814,651	Condor Merger Sub, Inc.(c)	SOFRRATE + 4.000%	6.8700	02/03/29	1,666,458
593,909	Dcert Buyer, Inc.(c)	US0003M + 4.000%	6.9030	08/08/26	573,368
600,000	Dcert Buyer, Inc.(c)	US0001M + 7.000%	9.9030	02/16/29	562,200
1,189,760	Epicor Software Corporation(c)	US0001M + 3.250%	6.3650	07/31/27	1,135,328
1,785,301	Greeneden US Holdings II, LLC(c)	US0001M + 4.000%	7.1150	10/08/27	1,744,578
1,200,000	Helios Software Holdings, Inc.(c)	US0001M + 3.750%	7.4530	03/11/28	1,159,002
1,095,111	MedAssets Software Intermediate Holdings, Inc.(c)	US0001M + 4.000%	7.1150	11/19/28	1,043,093
121,719	MedAssets Software Intermediate Holdings, Inc.(c)	US0001M + 6.750%	9.8650	11/19/29	105,226
1,187,755	Project Boost Purchaser, LLC(c)	US0003M + 3.500%	6.6150	05/30/26	1,146,332
1,181,075	Proofpoint, Inc.(c)	US0001M + 3.250%	6.3200	06/10/28	1,126,781

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 80.9% (Continued)
	SOFTWARE — 11.2% (Continued)
1,089,621	RealPage, Inc.(c)	US0001M + 3.000%	6.1150	02/18/28	$1,026,700
781,147	Sophia, L.P.(c)	US0003M + 3.250%	7.1740	09/23/27	753,155
267,673	Sophia, L.P.(c)	SOFRRATE + 4.250%	7.0340	10/07/27	259,811
269,322	UKG, Inc.(c)	US0003M + 3.250%	6.9980	05/03/26	260,493
99,791	UKG, Inc.(c)	US0001M + 5.250%	7.5350	05/03/27	92,473
1,190,816	Ultimate Software Group, Inc. (The)(c)	US0003M + 3.750%	6.8650	04/08/26	1,160,772
1,328,329	Waystar Technologies, Inc.(c)	US0001M + 4.000%	7.1150	10/23/26	1,295,539
					20,270,193
	SPECIALTY FINANCE — 0.3%
624,196	Apollo Commercial Real Estate Finance, Inc.(c)	US0001M + 3.500%	7.0760	03/11/28	599,228

	TECHNOLOGY HARDWARE — 1.2%
1,187,661	VeriFone Systems, Inc.(c)	US0003M + 4.000%	6.9970	08/20/25	1,062,659
1,217,013	Viasat, Inc.(c)	SOFRRATE + 4.500%	7.7630	02/24/29	1,163,014
					2,225,673
	TECHNOLOGY SERVICES — 4.9%
177,750	ION Trading Finance Ltd.(c)	US0001M + 4.750%	8.4240	03/26/28	165,604
1,143,000	MoneyGram International, Inc.(c)	US0001M + 4.500%	7.6150	07/21/26	1,123,352
1,218,715	MPH Acquisition Holdings, LLC(c)	US0001M + 4.250%	7.3200	08/17/28	1,134,928
1,188,392	Peraton Corporation(c)	US0001M + 3.750%	6.8650	02/24/28	1,146,798
1,172,040	Sitel Worldwide Corporation(c)	US0001M + 3.750%	6.8700	07/29/28	1,156,657
670,741	Tempo Acquisition, LLC(c)	US0001M + 3.000%	6.0340	10/01/26	663,027
1,290,670	Travelport Finance Luxembourg Sarl(c)	US0001M + 1.500%	5.1740	02/28/25	1,280,506
1,309,759	Travelport Finance Luxembourg Sarl(c)	US0003M + 5.000%	8.6740	05/29/26	895,961
1,165,051	Verscend Holding Corporation(c)	US0001M + 4.000%	7.1150	08/27/25	1,152,672
					8,719,505
	TELECOMMUNICATIONS — 2.9%
615,875	Altice France S.A.(c)	US0003M + 2.750%	5.5560	06/22/25	561,121
758,793	Altice France S.A.(c)	US0003M + 3.688%	7.7670	01/09/26	686,392
226,188	Altice France S.A.(c)	US0003M + 4.000%	6.9050	01/31/26	207,999

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 80.9% (Continued)
	TELECOMMUNICATIONS — 2.9% (Continued)
1,594,425	CCI Buyer, Inc.(c)	US0001M + 4.000%	7.5530	12/12/27	$1,532,976
1,587,792	Connect Finco S.A.RL(c)	US0001M + 3.500%	6.6200	12/12/26	1,538,967
1,235	Intelsat Jackson Holdings S.A.		8.6250	01/02/24	—
1,201,429	Telesat, LLC(c)	US0001M + 2.750%	5.8700	12/06/26	634,835
					5,162,290
	TRANSPORTATION & LOGISTICS — 2.7%
680,000	AAdvantage Loyalty IP Ltd.(c)	US0003M + 4.750%	7.4600	03/10/28	674,536
975,086	Air Canada(c)	US0001M + 3.500%	6.4210	07/27/28	953,858
1,187,615	Kenan Advantage Group, Inc. (The)(c)	US0001M + 3.750%	6.8650	03/24/26	1,138,775
400,250	Mileage Plus Holdings, LLC(c)	US0003M + 5.250%	8.7770	06/25/27	409,422
694,425	United Airlines, Inc.(c)	US0001M + 3.750%	8.1080	04/14/28	679,717
1,211,344	WestJet Airlines Ltd.(c)	US0003M – 1.533%	5.9930	10/08/26	1,063,923
					4,920,231
	WHOLESALE - DISCRETIONARY — 0.6%
1,190,769	Fastlane Parent Company, Inc.(c)	US0001M + 4.500%	7.6150	02/04/26	1,155,642

	TOTAL TERM LOANS (Cost $152,410,278)				144,986,471

Shares		Expiration Date	Exercise Price		Fair Value
	RIGHT — 0.0%(f)
	NON-LISTED RIGHT - 0.0% (f)
10,588	TRA Rights	11/22/2024	—		12,706

	TOTAL RIGHT (Cost $17,470)				12,706

Shares		Expiration Date	Exercise Price		Fair Value
	WARRANT — 0.1%
	PUBLISHING & BROADCASTING - 0.1%
14,905	iHeartMedia, Inc.	05/02/2039	$ 0.00		106,198

	TOTAL WARRANT (Cost $287,609)				106,198

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 3.2%
	MONEY MARKET FUND -1.6%
2,926,305	Fidelity Government Portfolio Institutional Class I, 2.86%(h)	$2,926,305

	COLLATERAL FOR SECURITIES LOANED - 1.6%
2,857,500	Mount Vernon Liquid Assets Portfolio, LLC, 3.24% (h)	$2,857,500
	TOTAL SHORT-TERM INVESTMENTS (Cost $5,783,805)	5,783,805

	TOTAL INVESTMENTS – 101.1% (Cost $194,195,043)	$181,237,572
	LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%	(2,039,319)
	NET ASSETS - 100.0%	$179,198,253

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

TSFR1M	CME Term SOFR 1M

US0001M	ICE LIBOR USD 1 Month

US0003M	ICE LIBOR USD 3 Month

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022 the total market value of 144A securities is 28,120,747 or 15.7% of net assets.

(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(d)	All or a portion of these securities are on loan. Total loaned securities had a value of $2,798,661 at October 31, 2022.

(e)	Variable rate security; the rate shown represents the rate on October 31, 2022.

(f)	Percentage rounds to less than 0.1%.

(g)	Represents issuer in default on interest payments; non-income producing security.

(h)	Rate disclosed is the seven day effective yield as of October 31, 2022.

(i)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Portfolio Composition * - (Unaudited)
Term Loans	80.0%	Collateral for Securities Loaned	1.6%
Asset Backed Securities	9.5%	Common Stock	0.2%
Corporate Bonds	7.0%	Warrant	0.1%
Short-Term Investment	1.6%	Right	0.0%
		Total	100.0%

*	Based on total value of investments as of October 31, 2022. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham High-Yield Bond Fund (Unaudited)
Message from the Sub-Adviser (PineBridge Investments, LLC)

Asset Class Recap

High-yield bonds struggled over the fiscal year period ended October 31, 2022, as persistent inflation and the Federal Reserve’s (Fed’s) response in the form of monetary tightening, lead to a sell-off in the higher-risk asset class. At the beginning of the fiscal year, the Federal Funds rate stood at 0.0-0.25 percent, a level that had been maintained for approximately two years following the onset of the global COVID pandemic. Given the restrictive lockdowns during COVID and resulting supply chain bottlenecks, inflation, as measured by the Consumer Price Index, reached year-over-year levels not seen since the early 1980’s. To potentially curb inflation, the Fed instrumented a series of aggressive interest rate increases beginning in March of 2022, implementing an interest rate increase at every Federal Open Market Committee (FOMC) meeting between March and fiscal year-end. By the end of the fiscal year, the policy rate reached levels not seen since the Great Financial Crisis, closing at 3.0-3.25 percent. The 3 percent increase in the policy rate over the fiscal year led to a steep sell-off in higher duration assets. Investment-grade bonds and government bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, fell 15.7 percent over the fiscal year, while high-yield bonds, as measured by the ICE BofA Cash Pay High Yield Index, fared marginally better, only falling 11.4 percent. Lever aged loans, as measured by the Credit Suisse Leveraged Loan Index, one of the few asset classes that has historically maintained a duration of less than a year, fell 2.0 percent over the fiscal year, outperforming the broader fixed income markets.

Allocation Review

The sector that contributed the most to performance over the fiscal year was the energy sector, as superior credit selection, coupled with an overweight allocation, provided strong relative returns. The geopolitical conflict between Russia and Ukraine, coupled with ongoing supply chain bottlenecks due to lingering COVID cases, limited the supply of oil, further driving up the price per barrel. Other sectors that contributed to relative Fund performance were the consumer staples and communications sectors. Strong security selection with a marginal contribution from sector allocation boosted performance in these sectors. The sector that detracted the most from Fund performance over the fiscal year was the consumer cyclical sector. Poor security selection hurt performance, however, a slight sector underweight mitigated the relative loss. In addition, the capital goods and financial services sectors detracted from Fund performance as security selection dragged down returns.

Holdings Insights

The largest contributor to Fund performance over the fiscal year was PBF Holding Company, LLC / PBF Finance Corporation 6%, due 02/15/2028 (69318FAJ7) (holding weight* 0.46 percent). PBF is a special purpose entity and holding company for its underlying subsidiaries that operate in the petroleum refining industry. Over the fiscal year, the price of oil and gas rose significantly, translating to an increase in sales for PBF’s subsidiary businesses. Over the fiscal year, the PBF bond gained 36.0 percent. Another contributor over the fiscal year was Genesis Energy, L.P. / Genesis Energy Finance Corporation 5.625%, due 06/15/2024 (37185LAF9) (holding weight*: 0.74 percent). Like PBF, Genesis Energy benefitted from the rise in oil and natural gas prices, leading to a boost in sales. Given the geopolitical uncertainty in Europe, coupled with persistent supply chain bottlenecks as a result of COVID, the demand and price for gas is likely to stay elevated, a tailwind for Genesis Energy. Over the fiscal year, the Genesis Energy bond rose 3.9 percent. Within the consumer cyclical sector, SeaWorld Parks & Entertainment, Inc. 8.75%, due 05/01/2025 (81282UAC6) (holding weight*: 0.48 percent), a leading theme park and entertainment company providing zoological experiences, contributed to relative Fund performance over the fiscal year. SeaWorld received a credit rating upgrade as a result of increased consumer demand coming out of the pandemic, pricing initiatives, and effective expense management. In addition, SeaWorld’s most recent earnings report that beat expectations, while providing an optimistic outlook. Over the fiscal year, the SeaWorld bond added 4.1 percent.

The largest detractor to Fund performance over the fiscal year was Ford Motor Company 4.75%, due 1/15/2043 (345370CQ1) (holding weight*: 0.29 percent). Ford Motor Company is a developer and distributor of automobiles, automobile parts, and accessories across North America, South America, Europe, and China. Given the increase in interest rates, these longer-dated bonds sold off over the fiscal period, as their higher duration weighed on returns. Additionally, rising costs have affected the automobile manufacturer’s bottom line, with negative earnings over the most recent fiscal quarter. The Ford Motor Company bond lost 32.3 percent over the fiscal period. Another detractor over the fiscal year was Carvana Company 5.5% due 4/15/2027 (146869AF9) (holding weight*: 0.23 percent). Carvana is an operator of an e-commerce platform for buying and selling used cars. Carvana had been outperforming the broader market at the onset of the pandemic as consumers flocked to the platform to buy and sell cars at discount prices. With inflation now at 40-year highs, consumer spending has pulled back considerably, leading to a decline in sales, as reported in Carvana’s most recent earnings. Over the fiscal year, Carvana dropped 48.3 percent. Within the communications sector, Telesat Canada / Telesat, LLC 4.88% due 6/1/2027 (87952VAP1) (holding weight*: 0.35 percent), one of the largest global satellite operators, detracted from relative Fund performance. Telesat reported some significant contract terminations and a reduction in contract renewals of certain services over the fiscal year. Over the fiscal year, the Telesat bond declined 45.7 percent.

Sub-Adviser Outlook

While the current market environment poses many threats to the high-yield asset class, the Sub-Adviser believes there is still opportunity. Inflation remains well-above historical averages, however, has not curtailed spending as much as anticipated, as corporations have been able to pass the rising input costs onto the consumer. In addition, volatility has led to some significant dislocations in the market, with some sectors of the market appearing attractive. As always, the Sub-Adviser will remain disciplined in their investment approach, seeking out those sectors and issuers in the market that provide what it believes to be the most attractive risk-adjusted returns.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2022.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2022

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	(10.88)%	1.72%	3.00%
Class A with load of 4.50%	(14.95)%	0.57%	2.29%
Class A without load	(10.98)%	1.50%	2.76%
Class C	(11.50)%	1.00%	2.26%
Bloomberg U.S. Corporate High-Yield Bond Ba/B 2% Issuer Capped Index	(11.33)%	2.25%	3.77%
Morningstar High-Yield Bond Category	(11.11)%	1.19%	3.06%

(a)	Total Returns are calculated based on traded NAVs.

Bloomberg U.S. Corporate High-Yield Bond Ba/B 2% Issuer Capped Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD -denominated, high yield, fixed-rate corporate bond market. Investors cannot invest directly in an index or benchmark.

The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.17% for Class N, 1.92% for Class C and 1.42% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Shares					Fair Value
	COMMON STOCK — 2.4%
	OIL & GAS SERVICES & EQUIPMENT - 2.4%
50	Hi-Crush(a),(h)				$2,317,450
	TOTAL COMMON STOCK (Cost $1,196,933)				2,317,450
Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 92.4%
	AEROSPACE & DEFENSE — 1.7%
545,000	Moog, Inc.(b)		4.2500	12/15/27	485,919
493,000	Rolls-Royce plc(b)		5.7500	10/15/27	446,826
748,000	Spirit AeroSystems, Inc.(b)		7.5000	04/15/25	728,473
					1,661,218
	ASSET MANAGEMENT — 0.7%
415,000	AG Issuer, LLC(b)		6.2500	03/01/28	386,975
333,000	NFP Corporation(b)		4.8750	08/15/28	288,159
					675,134
	AUTOMOTIVE — 0.8%
185,000	Ford Motor Company		3.2500	02/12/32	138,858
404,000	Ford Motor Company		4.7500	01/15/43	282,576
211,000	Ford Motor Credit Co LLC		4.0000	11/13/30	171,216
205,000	Ford Motor Credit Company, LLC		4.9500	05/28/27	187,989
					780,639
	BIOTECH & PHARMA — 1.2%
587,000	Grifols Escrow Issuer S.A.(b),(c)		4.7500	10/15/28	459,372
200,000	Organon Finance 1, LLC(b)		4.1250	04/30/28	176,547
589,000	Organon Finance 1, LLC(b),(c)		5.1250	04/30/31	501,209
					1,137,128
	CABLE & SATELLITE — 5.8%
1,290,000	Altice Financing S.A.(b),(c)		5.0000	01/15/28	1,024,815
555,000	Block Communications, Inc.(b)		4.8750	03/01/28	483,424
378,000	CCO Holdings, LLC / CCO Holdings Capital(b),(c)		5.0000	02/01/28	343,693
825,000	CCO Holdings, LLC / CCO Holdings Capital(b)		5.3750	06/01/29	737,039
800,000	CCO Holdings, LLC / CCO Holdings Capital(b)		6.3750	09/01/29	739,204
590,000	CSC Holdings, LLC(b)		5.3750	02/01/28	542,655

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 92.4% (Continued)
	CABLE & SATELLITE — 5.8% (Continued)
535,000	CSC Holdings, LLC(b)		5.7500	01/15/30	$414,804
680,000	CSC Holdings, LLC(b)		4.6250	12/01/30	490,734
610,000	Sirius XM Radio, Inc.(b)		4.0000	07/15/28	525,316
435,000	UPC Broadband Finco BV(b)		4.8750	07/15/31	361,776
					5,663,460
	CHEMICALS — 1.5%
604,000	Consolidated Energy Finance S.A.(b)		5.6250	10/15/28	508,170
572,000	Methanex Corporation(c)		5.1250	10/15/27	520,542
531,000	Minerals Technologies, Inc.(b)		5.0000	07/01/28	462,074
					1,490,786
	COMMERCIAL SUPPORT SERVICES — 4.8%
400,000	Allied Universal Holdco, LLC / Allied Universal(b)		4.6250	06/01/28	335,788
585,000	Brink’s Company (The)(b)		4.6250	10/15/27	542,087
344,000	Covanta Holding Corporation		5.0000	09/01/30	287,240
456,000	Covert Mergeco, Inc.(b)		4.8750	12/01/29	389,358
630,000	Deluxe Corporation(b)		8.0000	06/01/29	530,366
228,000	Garda World Security Corporation(b)		4.6250	02/15/27	202,657
222,000	Garda World Security Corporation(b)		6.0000	06/01/29	173,340
578,000	Harsco Corporation(b),(c)		5.7500	07/31/27	410,996
380,000	Korn Ferry(b)		4.6250	12/15/27	346,210
515,000	Prime Security Services Borrower, LLC / Prime(b)		5.7500	04/15/26	502,093
505,000	Sotheby’s(b)		7.3750	10/15/27	493,244
580,000	TriNet Group, Inc.(b)		3.5000	03/01/29	481,513
					4,694,892
	CONSTRUCTION MATERIALS — 0.7%
328,000	Standard Industries, Inc.(b)		4.7500	01/15/28	288,220
505,000	Standard Industries, Inc.(b)		3.3750	01/15/31	379,048
					667,268
	CONSUMER SERVICES — 0.9%
600,000	PROG Holdings, Inc.(b)		6.0000	11/15/29	488,973
561,000	Rent-A-Center, Inc.(b),(c)		6.3750	02/15/29	437,861
					926,834
	CONTAINERS & PACKAGING — 2.7%
414,000	Ardagh Metal Packaging Finance USA, LLC / Ardagh(b)		3.2500	09/01/28	340,511

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 92.4% (Continued)
	CONTAINERS & PACKAGING — 2.7% (Continued)
139,000	Ball Corporation		5.2500	07/01/25	$137,507
199,000	Ball Corporation		2.8750	08/15/30	154,882
580,000	Clydesdale Acquisition Holdings, Inc.(b),(c)		6.6250	04/15/29	550,149
479,000	Crown Americas, LLC(b)		5.2500	04/01/30	438,902
507,000	LABL, Inc.(b)		5.8750	11/01/28	441,502
90,000	Sealed Air Corporation(b)		5.0000	04/15/29	82,222
465,000	Silgan Holdings, Inc.		4.1250	02/01/28	426,689
					2,572,364
	ELECTRIC UTILITIES — 1.7%
453,000	Calpine Corporation(b)		5.0000	02/01/31	383,638
332,000	Calpine Corporation(b)		3.7500	03/01/31	272,815
165,000	Clearway Energy Operating, LLC(b)		3.7500	01/15/32	130,961
510,000	NRG Energy Inc(b),(c)		3.6250	02/15/31	408,581
510,000	Vistra Operations Company, LLC(b)		5.0000	07/31/27	471,365
					1,667,360
	ENGINEERING & CONSTRUCTION — 0.5%
557,000	VM Consolidated, Inc.(b)		5.5000	04/15/29	486,035

	ENTERTAINMENT CONTENT — 1.6%
445,000	Banijay Entertainment S.A.SU(b)		5.3750	03/01/25	413,009
354,000	Paramount Global(d)	H15T5Y + 3.999%	6.3750	03/30/62	300,162
735,000	Univision Communications, Inc.(b),(c)		6.6250	06/01/27	727,312
131,000	Univision Communications, Inc.(b)		7.3750	06/30/30	126,900
					1,567,383
	FOOD — 2.0%
208,000	Herbalife Nutrition Ltd. / HLF Financing, Inc.(b)		7.8750	09/01/25	194,668
675,000	HLF Financing Sarl, LLC / Herbalife International,(b)		4.8750	06/01/29	502,958
209,000	Land O’Lakes Capital Trust I(b)		7.4500	03/15/28	208,228
345,000	Pilgrim’s Pride Corporation(b)		5.8750	09/30/27	337,686
570,000	Post Holdings, Inc.(b)		4.5000	09/15/31	472,613
381,000	Simmons Foods, Inc./Simmons Prepared Foods,(b)		4.6250	03/01/29	318,819
					2,034,972

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 92.4% (Continued)
	FORESTRY, PAPER & WOOD PRODUCTS — 0.3%
456,000	Glatfelter Corporation(b)		4.7500	11/15/29	$294,469

	GAS & WATER UTILITIES — 0.6%
615,000	Ferrellgas Escrow, LLC / FG Operating Finance(b)		5.3750	04/01/26	561,089
30,000	Ferrellgas Escrow, LLC / FG Operating Finance(b)		5.8750	04/01/29	25,213
					586,302
	HEALTH CARE FACILITIES & SERVICES — 3.0%
750,000	CHS/Community Health Systems, Inc.(b)		5.6250	03/15/27	596,528
815,000	DaVita, Inc.(b)		4.6250	06/01/30	636,735
597,000	HCA, Inc.		3.5000	09/01/30	496,486
530,000	Legacy LifePoint Health, LLC(b)		4.3750	02/15/27	421,286
695,000	Select Medical Corporation(b),(c)		6.2500	08/15/26	660,323
215,000	Tenet Healthcare Corporation		4.6250	07/15/24	208,740
					3,020,098
	HOME CONSTRUCTION — 0.9%
361,000	Mattamy Group Corporation(b),(c)		5.2500	12/15/27	309,009
210,000	Mattamy Group Corporation(b)		4.6250	03/01/30	165,557
475,000	PGT Innovations, Inc.(b)(c)		4.3750	10/01/29	396,624
					871,190
	HOUSEHOLD PRODUCTS — 1.4%
456,000	Coty, Inc.(b)		5.0000	04/15/26	430,402
600,000	Edgewell Personal Care Company(b)		4.1250	04/01/29	516,867
461,000	Energizer Holdings, Inc.(b),(c)		4.3750	03/31/29	372,258
					1,319,527
	INSTITUTIONAL FINANCIAL SERVICES — 0.8%
550,000	Aretec Escrow Issuer, Inc.(b)		7.5000	04/01/29	451,830
414,000	LPL Holdings, Inc.(b)		4.0000	03/15/29	362,385
					814,215
	INSURANCE — 0.4%
345,000	NMI Holdings, Inc.(b)		7.3750	06/01/25	345,136

	INTERNET MEDIA & SERVICES — 0.3%
375,000	GrubHub Holdings, Inc.(b)		5.5000	07/01/27	252,010

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 92.4% (Continued)
	LEISURE FACILITIES & SERVICES — 7.3% (Continued)
400,000	AMC Entertainment Holdings, Inc.(b),(e)		10.0000	06/15/26	$212,750
306,000	Brinker International, Inc.(b)		5.0000	10/01/24	297,251
530,000	Caesars Entertainment, Inc.(b)		6.2500	07/01/25	515,243
104,000	Carnival Corporation(b),(c)		7.6250	03/01/26	78,377
835,000	Carnival Corporation(b)		5.7500	03/01/27	581,841
127,000	Carnival Corporation(b)		6.0000	05/01/29	84,446
195,000	Carnival Corporation(b)		10.5000	06/01/30	151,613
715,000	CEC Entertainment Company, LLC(b)		6.7500	05/01/26	670,603
295,000	Dave & Buster’s, Inc. B(b)		7.6250	11/01/25	294,618
211,000	Hilton Grand Vacations Borrower Escrow, LLC (b)		5.0000	06/01/29	181,003
555,000	Hilton Grand Vacations Borrower Escrow, LLC (b)		4.8750	07/01/31	454,306
629,000	Melco Resorts Finance Ltd.(b),(c)		5.3750	12/04/29	352,555
710,000	NCL Corporation Ltd.(b),(c)		3.6250	12/15/24	617,819
187,000	NCL Corporation Ltd.(b)		5.8750	03/15/26	153,496
243,000	NCL Corporation Ltd.(b),(c)		7.7500	02/15/29	193,827
603,000	Royal Caribbean Cruises Ltd.(b)		4.2500	07/01/26	477,832
126,000	Royal Caribbean Cruises Ltd.(b),(c)		5.5000	04/01/28	97,385
445,000	SeaWorld Parks & Entertainment, Inc.(b)		8.7500	05/01/25	456,408
430,000	SeaWorld Parks & Entertainment, Inc.(b)		5.2500	08/15/29	370,455
517,000	Wyndham Destinations, Inc.		5.7500	04/01/27	480,180
665,000	Wynn Macau Ltd.(b),(c)		5.1250	12/15/29	403,915
					7,125,923
	MEDICAL EQUIPMENT & DEVICES — 0.9%
510,000	Embecta Corporation(b)		5.0000	02/15/30	437,902
482,000	Mozart Debt Merger Sub, Inc.(b)		3.8750	04/01/29	396,035
					833,937
	METALS & MINING — 2.0%
637,000	FMG Resources August 2006 Pty Ltd.(b)		4.5000	09/15/27	571,816
555,000	Hudbay Minerals, Inc.(b)		6.1250	04/01/29	460,828
305,000	Mineral Resources Ltd.(b)		8.1250	05/01/27	304,135
180,000	Mineral Resources Ltd.(b)		8.5000	05/01/30	177,549
480,000	Warrior Met Coal, Inc.(b)		7.8750	12/01/28	473,919
					1,988,247

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 92.4% (Continued)
	OIL & GAS PRODUCERS — 16.0%
576,000	Antero Midstream Partners, L.P. / Antero Midstream(b)		5.7500	01/15/28	$543,951
680,000	Antero Resources Corporation(b),(c)		5.3750	03/01/30	630,128
442,000	Apache Corporation		4.3750	10/15/28	395,571
377,000	Apache Corporation		4.7500	04/15/43	283,233
554,000	Buckeye Partners, L.P.(b)		4.5000	03/01/28	481,412
494,000	California Resources Corporation(b)		7.1250	02/01/26	485,535
480,000	Civitas Resources, Inc.(b)		5.0000	10/15/26	442,586
132,000	DCP Midstream Operating, L.P.(b)		6.7500	09/15/37	127,741
235,000	DCP Midstream Operating, L.P.		5.6000	04/01/44	206,443
302,000	DT Midstream, Inc.(b)		4.3750	06/15/31	256,336
498,000	Earthstone Energy Holdings, LLC(b)		8.0000	04/15/27	472,037
605,000	eG Global Finance plc(b)		6.7500	02/07/25	545,873
286,000	EnLink Midstream, LLC(b)		6.5000	09/01/30	281,353
70,000	EQM Midstream Partners, L.P.(b)		7.5000	06/01/27	69,207
233,000	EQM Midstream Partners, L.P.		5.5000	07/15/28	208,647
264,000	EQM Midstream Partners, L.P.(b)		7.5000	06/01/30	257,096
724,000	Genesis Energy, L.P. / Genesis Energy Finance		5.6250	06/15/24	708,586
36,000	Genesis Energy, L.P. / Genesis Energy Finance		6.2500	05/15/26	33,441
307,000	Genesis Energy, L.P. / Genesis Energy Finance		8.0000	01/15/27	297,873
677,000	Harvest Midstream I, L.P.(b)		7.5000	09/01/28	653,332
434,000	Hilcorp Energy I, L.P. / Hilcorp Finance Company(b)		5.7500	02/01/29	398,097
279,000	Hilcorp Energy I, L.P. / Hilcorp Finance Company(b)		6.0000	02/01/31	254,219
814,000	Holly Energy Partners, L.P. / Holly Energy Finance(b)		5.0000	02/01/28	737,059
550,000	Howard Midstream Energy Partners, LLC(b)		6.7500	01/15/27	499,816
509,000	Independence Energy Finance, LLC(b)		7.2500	05/01/26	473,296
695,000	ITT Holdings, LLC(b)		6.5000	08/01/29	561,976
35,000	Murphy Oil Corporation		6.3750	07/15/28	34,152
405,000	Murphy Oil USA, Inc.(c)		4.7500	09/15/29	365,158
650,000	NGL Energy Operating, LLC / NGL Energy Finance(b)		7.5000	02/01/26	588,418
425,000	NGL Energy Partners, L.P. / NGL Energy Finance(c)		6.1250	03/01/25	332,157
152,000	NuStar Logistics, L.P.		5.7500	10/01/25	146,975
379,000	NuStar Logistics, L.P.		6.3750	10/01/30	352,099
452,000	Oasis Petroleum, Inc.(b)(c)		6.3750	06/01/26	442,221

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 92.4% (Continued)
	OIL & GAS PRODUCERS — 16.0% (Continued)
251,000	Occidental Petroleum Corporation(c)		6.1250	01/01/31	$252,571
503,000	Occidental Petroleum Corporation		6.3750	09/01/28	511,650
486,000	PBF Holding Company, LLC / PBF Finance Corporation		6.0000	02/15/28	442,530
197,000	Rockcliff Energy II, LLC(b)		5.5000	10/15/29	175,944
415,000	Southwestern Energy Company(c)		5.3750	02/01/29	387,616
344,000	Southwestern Energy Company		5.3750	03/15/30	318,664
600,000	Strathcona Resources Ltd.(b)		6.8750	08/01/26	506,323
526,000	Venture Global Calcasieu Pass, LLC(b)		3.8750	08/15/29	455,093
60,000	Western Midstream Operating, L.P.		4.5000	03/01/28	55,132
					15,671,547
	OIL & GAS SERVICES & EQUIPMENT — 2.2%
491,000	Archrock Partners, L.P. / Archrock Partners(b)		6.8750	04/01/27	468,306
480,000	Nabors Industries Ltd.(b)		7.2500	01/15/26	464,369
434,000	Nabors Industries, Inc.(b)		7.3750	05/15/27	427,483
510,000	USA Compression Partners, L.P. / USA Compression(c)		6.8750	04/01/26	490,801
337,000	Weatherford International Ltd.(b)		6.5000	09/15/28	322,378
					2,173,337
	PUBLISHING & BROADCASTING — 0.7%
735,000	Belo Corporation		7.7500	06/01/27	721,968

	REAL ESTATE INVESTMENT TRUSTS — 2.0%
595,000	CTR Partnership, L.P. / CareTrust Capital(b)		3.8750	06/30/28	502,616
650,000	HAT Holdings I, LLC / HAT Holdings II, LLC(b)		3.3750	06/15/26	532,597
302,000	Service Properties Trust		5.2500	02/15/26	260,000
300,000	Service Properties Trust		4.7500	10/01/26	244,800
46,000	Service Properties Trust		5.5000	12/15/27	39,631
57,000	Service Properties Trust		3.9500	01/15/28	42,024
165,000	Service Properties Trust		4.9500	10/01/29	120,020
374,000	Service Properties Trust		4.3750	02/15/30	267,002
					2,008,690
	REAL ESTATE OWNERS & DEVELOPERS — 0.5%
438,000	Kennedy-Wilson, Inc.		4.7500	03/01/29	356,594
119,000	Kennedy-Wilson, Inc.		4.7500	02/01/30	93,710
					450,304

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 92.4% (Continued)
	REAL ESTATE SERVICES — 0.6% (Continued)
602,000	Cushman & Wakefield US Borrower, LLC(b)		6.7500	05/15/28	$574,811

	RENEWABLE ENERGY — 0.5%
554,000	EnerSys(b)		4.3750	12/15/27	487,296

	RETAIL - CONSUMER STAPLES — 1.0%
440,000	Albertsons Companies Inc / Safeway Inc / New(b)		4.6250	01/15/27	408,476
600,000	Albertsons Companies Inc / Safeway Inc / New(b)		5.8750	02/15/28	561,732
					970,208
	RETAIL - DISCRETIONARY — 2.1%
462,000	Carvana Company(b)		5.5000	04/15/27	220,798
133,000	Carvana Company(b)		5.8750	10/01/28	61,491
230,000	Carvana Company(b)		4.8750	09/01/29	101,105
195,000	Hertz Corporation (The)(b)		5.0000	12/01/29	155,001
575,000	Ken Garff Automotive, LLC(b)		4.8750	09/15/28	478,231
248,000	LBM Acquisition, LLC(b)		6.2500	01/15/29	174,074
600,000	Metis Merger Sub, LLC(b)		6.5000	05/15/29	484,733
569,000	Park River Holdings, Inc.(b)		6.7500	08/01/29	375,466
					2,050,899
	SEMICONDUCTORS — 0.8%
520,000	Entegris Escrow Corporation(b)		5.9500	06/15/30	476,303
354,000	ON Semiconductor Corporation(b)		3.8750	09/01/28	311,865
					788,168
	SOFTWARE — 2.0%
335,000	Central Parent, Inc. / Central Merger Sub, Inc.(b),(c)		7.2500	06/15/29	320,260
800,000	Condor Merger Sub, Inc.(b),(c)		7.3750	02/15/30	662,985
200,000	Helios Software Holdings, Inc. / ION Corporate(b)		4.6250	05/01/28	154,683
164,000	NortonLifeLock, Inc.(b)		6.7500	09/30/27	162,526
321,000	NortonLifeLock, Inc.(b),(c)		7.1250	09/30/30	316,217
595,000	Rackspace Technology Global, Inc.(b)		3.5000	02/15/28	394,002
					2,010,673
	SPECIALTY FINANCE — 7.6%
570,000	AerCap Global Aviation Trust(b),(c),(d)	US0003M + 4.300%	6.5000	06/15/45	521,408

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 92.4% (Continued)
	SPECIALTY FINANCE — 7.6% (Continued)
555,000	Alliance Data Systems Corporation(b)		4.7500	12/15/24	$485,859
625,000	Apollo Commercial Real Estate Finance, Inc.(b)		4.6250	06/15/29	493,184
660,000	Burford Capital Global Finance, LLC(b)		6.2500	04/15/28	575,625
831,000	Cobra AcquisitionCo, LLC(b)		6.3750	11/01/29	548,680
439,000	Curo Group Holdings Corporation(b)		7.5000	08/01/28	260,307
215,000	Enova International, Inc.(b)		8.5000	09/01/24	202,040
430,000	Enova International, Inc.(b)		8.5000	09/15/25	386,528
512,000	FirstCash, Inc.(b)		4.6250	09/01/28	444,849
202,000	FirstCash, Inc.(b)		5.6250	01/01/30	178,631
418,000	Genworth Mortgage Holdings, Inc.(b)		6.5000	08/15/25	412,737
324,000	goeasy Ltd.(b)		4.3750	05/01/26	278,353
682,000	Ladder Capital Finance Holdings LLLP / Ladder(b)		4.2500	02/01/27	574,683
483,000	LFS Topco, LLC(b)		5.8750	10/15/26	378,682
475,000	Pattern Energy Operations, L.P. / Pattern Energy(b)		4.5000	08/15/28	427,438
342,000	Quicken Loans, LLC / Quicken Loans Co-Issuer, Inc.(b)		3.6250	03/01/29	264,233
567,000	Scientific Games Holdings, L.P./Scientific Games(b)		6.6250	03/01/30	488,762
345,000	Starwood Property Trust, Inc.		4.7500	03/15/25	324,536
125,000	Starwood Property Trust, Inc.(b)		3.6250	07/15/26	108,945
80,000	Starwood Property Trust, Inc.(b)		4.3750	01/15/27	70,776
					7,426,256
	STEEL — 1.0%
433,000	Allegheny Technologies, Inc.		4.8750	10/01/29	364,633
287,000	Cleveland-Cliffs, Inc.		6.2500	10/01/40	221,392
477,000	Commercial Metals Company		3.8750	02/15/31	387,037
					973,062
	TECHNOLOGY HARDWARE — 1.6%
585,000	Imola Merger Corporation(b)		4.7500	05/15/29	505,408
295,000	NCR Corporation(b),(c)		5.1250	04/15/29	248,246
405,000	Seagate HDD Cayman		4.0910	06/01/29	324,946
605,000	TTM Technologies, Inc.(b),(c)		4.0000	03/01/29	506,124
					1,584,724
	TECHNOLOGY SERVICES — 2.1%
610,000	Ahead DB Holdings, LLC(b)		6.6250	05/01/28	496,519
880,000	ION Trading Technologies Sarl(b)		5.7500	05/15/28	700,884

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 92.4% (Continued)
	TECHNOLOGY SERVICES — 2.1% (Continued)
566,000	MPH Acquisition Holdings, LLC(b),(c)		5.7500	11/01/28	$438,823
520,000	Paysafe Finance plc / Paysafe Holdings US(b),(c)		4.0000	06/15/29	372,557
					2,008,783
	TELECOMMUNICATIONS — 3.6%
1,035,000	Altice France S.A.(b),(c)		5.5000	10/15/29	791,180
625,000	Cogent Communications Group, Inc.(b)		7.0000	06/15/27	594,768
680,000	Connect Finco S.A.RL / Connect US Finco, LLC(b)		6.7500	10/01/26	640,322
535,000	Hughes Satellite Systems Corporation		6.6250	08/01/26	505,388
690,000	Iliad Holding S.A.SU(b)		7.0000	10/15/28	626,254
760,000	Telesat Canada / Telesat, LLC(b)		4.8750	06/01/27	335,297
					3,493,209
	TRANSPORTATION & LOGISTICS — 2.4%
1,081,000	American Airlines, Inc.(b),(c)		11.7500	07/15/25	1,183,702
500,000	Cargo Aircraft Management, Inc.(b)		4.7500	02/01/28	447,163
271,000	United Airlines, Inc.(b)		4.3750	04/15/26	247,825
510,000	United Airlines, Inc.(b)		4.6250	04/15/29	438,353
					2,317,043
	WHOLESALE - CONSUMER STAPLES — 1.2%
963,000	C&S Group Enterprises, LLC(b)		5.0000	12/15/28	713,280
450,000	Performance Food Group, Inc.(b),(c)		5.5000	10/15/27	426,535
					1,139,815
	TOTAL CORPORATE BONDS (Cost $103,655,548)				90,327,320

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 17.4%
	MONEY MARKET FUND – 4.1%
3,984,330	First American Government Obligations Fund, Class Z, 2.87%(f)	$3,984,330

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COLLATERAL FOR SECURITIES LOANED - 13.3%
12,986,938	Mount Vernon Liquid Assets Portfolio, LLC, 3.24% (f),(g)	$12,986,938
	TOTAL SHORT-TERM INVESTMENTS (Cost $16,971,268)	16,971,268

	TOTAL INVESTMENTS - 112.2% (Cost $121,823,749)	$109,616,038
	LIABILITIES IN EXCESS OF OTHER ASSETS - (12.2)%	(11,892,169)
	NET ASSETS - 100.0%	$97,723,869

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

US0003M	ICE LIBOR USD 3 Month

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022 the total market value of 144A securities is 76,437,273 or 78.2% of net assets.

(c)	All or a portion of these securities are on loan. Total loaned securities had a value of $12,732,323 at October 31, 2022.

(d)	Variable rate security; the rate shown represents the rate on October 31, 2022.

(e)	Payment-in-kind

(f)	Rate disclosed is the seven day effective yield as of October 31, 2022.

(g)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(h)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 2.4% of net assets. The total value of these securities is $2,317,450.

Portfolio Composition * - (Unaudited)
Ba3	16.4%	Ba1	5.0%
B1	16.1%	Caa1	4.7%
B2	15.9%	Other/Not Rated	7.5%
Collateral for Securities Loaned	11.9%	Caa2	2.4%
B3	9.6%	Baa3	0.9%
Ba2	9.4%	Caa3	0.2%
		Total	100.0%

*	Based on total value of investments as of October 31, 2022. Does not include derivative holdings. Bond Ratings provided by Moody’s Ratings.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham International Opportunity Bond Fund (Unaudited)
Message from the Sub-Adviser (Virtus Fixed Income Advisers, LLC)

Asset Class Recap

Fixed income markets across the globe declined to begin the fiscal year amid elevated inflation, the emergence of the omicron variant, and hawkish developed markets central banks, prompting interest rates to rise. The theme of rising interest rates to combat stubbornly high inflation and the uncertain impact of the conflict between Ukraine and Russia on the global economy persisted through the most recent fiscal quarter and fiscal year. Although rising interest rates in the U.S. have been top-of-mind for fixed -income investors, it is not the only marketplace that saw the adverse effects on bond prices. Overseas, central banks not only had to contend with high inflation and geopolitical tensions but also faced the surging strength of the U.S. Dollar. This forced the hand of many foreign central banks, including the European Central Bank (“ECB”), which increased rates at the fastest pace in the ECB’s history, underscoring the bank’s determination to control prices. ECB President Christine Lagarde acknowledged the risk that the Eurozone may be pushing into recession but expects to keep hiking interest rates since inflation remains far too high. For the fiscal year ending October 31, 2022, foreign bonds, as measured by the Bloomberg Global Bond Aggregate ex U.S. Index, declined 11.3 percent, outperforming U.S. investment-grade bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, which fell 15.7 percent. The historically more volatile foreign high -yield bonds, as measured by the Bloomberg Pan- European High-Yield Total Return Index Unhedged, and emerging market debt, as measured by the Bloomberg Emerging Markets USD Aggregate Total Return Index Unhedged, also declined as they gave back 11.1percent and 21.3 percent, respectively. During the fiscal year, the strength of the U.S. Dollar was evident as it increased 15.0 percent against a broad basket of currencies, as measured by the Bloomberg Dollar Spot Index, exacerbating foreign currency losses.

Allocation Review

To begin the fiscal year, the Fund held an approximate 55 percent allocation to emerging market debt and 45 percent to developed markets. The Sub-Adviser reduced the allocation to emerging market debt to approximately 51 percent during the fiscal year, with the remaining 49 percent dedicated to developed markets. Although the Sub-Adviser largely retained the emerging markets and developed markets allocations over the fiscal year, the exposures within each allocation shifted. In emerging markets, the Sub-Adviser reduced the allocation to local currency bonds and emerging market corporate but increased the exposure to emerging market government debt. Within developed markets, the Sub-Adviser added to the investment-grade corporate, government bond, and Pan-European high-yield exposure. The allocation to emerging markets debt and high-yield bonds represented the most significant allocation differences between the Fund and the benchmark index. These off-benchmark allocations represented the most significant detraction from Fund performance over the fiscal year. The Sub-Adviser also maintained an overall duration lower than the benchmark index, close to 6.9 years instead of the benchmark index duration of 8.1 years. As rates increased overall during the fiscal year, the lower duration aided the Fund’s relative performance. Still, the positive impact was not enough to offset the declines in emerging markets debt and high-yield bonds.

Holdings Insights

The exposure to emerging markets corporate debt was the most significant detraction from positive Fund performance over the fiscal year. The declines could largely be attributed to the Chinese housing sector. After being one of the decade’s hottest bond markets, the Chinese real estate market experienced unprecedented declines. New home prices have fallen for nearly a year, even as the government has supported the industry. Numerous developers have defaulted on their debt or pushed out maturities. Two credits that were adversely affected by the weakness in this market were China SCE Group Holdings Ltd. 7.375%, Due 04/09/2024 (G21190AB2) (holding weight*: 0.25 percent) a residential property developer, and Wanda Properties International Company Ltd. 7.25%, Due 01/29/2024 (G9429CAA8) (holding weight*: 0.87 percent) a multinational conglomerate based in China. Over the fiscal year, China SCE declined 80.5 percent, while Wanda Properties lost 48.8 percent. Not all emerging market corporate debt detracted from performance over the fiscal year. For example, the YPF S.A. 8.5%, Due 07/28/2025 (984245AL4) (holding weight*: 1.20 percent), an Argentinian state-owned energy company, added 1.5 percent over the fiscal year.

Unlike emerging market corporate bonds, emerging market local currency bonds aided performance. This includes the Indonesia Treasury Bond 8.25%, Due 06/15/2032 (B6W43X5) (holding weight*: 0.14 percent) and the Brazilian Government International Bond 8.5%, Due 01/05/2024 (105756BT6) (holding weight*: 0.07 percent). Over the fiscal year, these credits contributed to relative Fund performance as they added 10.3 percent and gave back just 1.4 percent, respectively. The relatively more defensive exposure to investment-grade corporate bonds has historically contributed during periods of higher volatility; however, the exposure’s relatively higher duration caused the exposure to detract from Fund performance. Investment- grade bonds within the fund include the Deutsche Bank AG 2.129%, Due 11/24/2026 (251526CE7) (holding weight*: 0.61 percent) and the Standard Chartered plc 3.265% Due 02/18/2036 (853254BU3) (holding weight*: 0.31 percent). Throughout the fiscal year, the Deutsche Bank credit declined 5.9 percent, while the Standard Chartered credit gave back 13.3 percent.

Derivates within the Fund were implemented to express the views of the Sub -Adviser further and provided mixed results over the fiscal year. For example, the short positions in the CBOT 5 Year U.S. Treasury Note 12/30/2022 (FVZ2 COM) (holding notional weight*: -4.97 percent) and the CBOT 10 Year U.S. Treasury Note 10 Year US Treasury Note 12/20/2022 (TYZ2 COM) (holding notional weight*: -12.58 percent) contributed to Fund performance as the positions declined 4.1 percent and 5.8 percent, respectively since being added to the Fund. Conversely, the long position in the Long Gilt Future 12/28/2022 (G Z2 COM) (holding notional weight*: 6.83 percent) detracted from Fund performance. Since being added to the Fund in August, this position declined 9.2 percent.

Sub-Adviser Outlook

The Sub-Adviser is optimistic that the worst may be behind us, and central banks could slow the pace of rate rises in early 2023. Although the Sub-Adviser anticipates a recession, it believes it to be shallow and short-lived. Within the Fund, the Sub-Adviser believes international investment-grade corporate bonds may offer an attractive risk and return profile over the next 12 months as it views the asset class as reasonably priced with attractive fundamentals and valuations. The Sub-Adviser also has conviction in high-yield bonds due to their strong fundamental positions and could add to the exposure visibility if potential economic weakness becomes more clear. Despite attractive valuations, the Sub-Adviser Is less enamored with emerging markets debt as it believes the asset class face fundamental challenges and many idiosyncratic issues. The Sub-Adviser will continually monitor these issues for potential opportunities and risks on the horizon.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2022.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2022

			Annualized
		Annualized	Since Inception
	One Year	Five Years	(11/1/13)
Class N	(20.52)%	(3.73)%	(2.65)%
Class A with load of 4.50%	(24.21)%	(4.85)%	(3.38)%
Class A without load	(20.62)%	(3.96)%	(2.88)%
Class C	(21.01)%	(4.43)%	(3.38)%
Bloomberg Global Aggregate Bond ex -US Index Hedged	(9.02)%	3.41%	2.19%
Morningstar Global Bond Category	(18.51)%	(2.11)%	(0.60)%

(a)	Total Returns are calculated based on traded NAVs.

The Bloomberg Global ex US Aggregate Bond Index Hedged is designed to be a broad-based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark.

The Morningstar Global Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.78% for Class N, 2.53% for Class C and 2.03% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 0.2%
	RESIDENTIAL MORTGAGE — 0.2%
47,488 EUR	Bankinter FTA Series 10 A2(a)	EUR003M + 0.160%	1.2260	06/21/43	$46,390
18,539 EUR	Fondo de Titulizacion de Activos Santander Series 2 A(a)	EUR003M + 0.150%	1.5530	01/18/49	17,833
	TOTAL ASSET BACKED SECURITIES (Cost $70,204)				64,223

	CORPORATE BONDS — 65.6%
	ASSET MANAGEMENT — 0.7%
300,000 EUR	JAB Holdings BV		1.0000	12/20/27	247,611

	AUTOMOTIVE — 4.4%
300,000 EUR	Daimler A.G.		0.7500	02/08/30	246,333
100,000 EUR	Dana Financing Luxembourg Sarl		3.0000	07/15/29	79,047
250,000 EUR	Faurecia S.E.		2.3750	06/15/27	203,348
120,000 EUR	Grupo Antolin-Irausa S.A.		3.5000	04/30/28	80,211
200,000 USD	Hyundai Capital America(b)		3.0000	02/10/27	173,916
210,000 EUR	Jaguar Land Rover Automotive plc		5.8750	11/15/24	197,436
325,000 USD	Nissan Motor Acceptance Company, LLC(b)		1.8500	09/16/26	255,156
58,000 USD	Uzauto Motors AJ(b)		4.8500	05/04/26	42,920
200,000 EUR	Volkswagen International Finance N.V.		1.8750	03/30/27	180,241
100,000 EUR	ZF Finance GmbH		3.7500	09/21/28	81,557
					1,540,165
	BANKING — 6.2%
250,000 EUR	AIB Group plc		2.2500	07/03/25	232,839
300,000 EUR	Banco Bilbao Vizcaya Argentaria S.A.		3.5000	02/10/27	285,120
358,000 USD	Banco Mercantil del Norte S.A.(b),(a)	H15T5Y + 4.967%	6.7500	09/27/68	329,664
350,000 USD	Barclays plc(i)		4.8360	05/09/28	296,833
225,000 EUR	Cooperatieve Rabobank UA		1.3750	02/03/27	205,504
250,000 USD	Danske Bank A/S(b),(a)	H15T1Y + 1.350%	1.6210	09/11/26	212,544
250,000 USD	Deutsche Bank AG/New York NY(a)	SOFRRATE + 1.870%	2.1290	11/24/26	210,267
100,000 USD	HSBC Holdings PLC(a)	SOFRRATE + 1.290%	1.5890	05/24/27	82,243
250,000 EUR	Natwest Group plc(a)	EUR003M + 1.080%	1.7500	03/02/26	230,899

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 65.6% (Continued)
	BANKING — 6.2% (Continued)
150,000 USD	Standard Chartered plc(b),(a)	H15T5Y + 2.300%	3.2650	02/18/36	$104,639
					2,190,552
	BIOTECH & PHARMA — 2.2%
300,000 EUR	Bayer A.G.		1.3750	07/06/32	224,194
250,000 GBP	GlaxoSmithKline Capital plc		1.2500	10/12/28	231,917
100,000 EUR	Grifols S.A.		2.2500	11/15/27	81,878
300,000 EUR	Mylan N.V.		3.1250	11/22/28	259,621
					797,610
	CABLE & SATELLITE — 1.2%
100,000 EUR	United Group BV		3.1250	02/15/26	77,369
200,000 EUR	UPCB Finance VII Ltd.		3.6250	06/15/29	167,971
100,000 EUR	Ziggo Bond Company BV(b)		3.3750	02/28/30	73,178
100,000 EUR	Ziggo BV		2.8750	01/15/30	77,653
					396,171
	CHEMICALS — 2.0%
469,000 USD	Braskem Idesa S.A.PI(b)		6.9900	02/20/32	314,837
100,000 EUR	INEOS Quattro Finance 1 plc		3.7500	07/15/26	78,049
190,000 EUR	INEOS Quattro Finance 1 plc(b)		3.7500	07/15/26	148,294
200,000 EUR	Nobian Finance BV(b)		3.6250	07/15/26	151,638
					692,818
	CONSTRUCTION MATERIALS — 0.6%
264,000 USD	Cemex S.A.B. de C.V.(b),(a)	H15T5Y + 4.534%	5.1250	09/08/69	218,460

	CONTAINERS & PACKAGING — 1.4%
200,000 EUR	Ardagh Metal Packaging Finance USA, LLC / Ardagh		3.0000	09/01/29	141,879
200,000 GBP	Ardagh Packaging Finance plc / Ardagh Holdings		4.7500	07/15/27	150,469
200,000 EUR	Trivium Packaging Finance BV		3.7500	08/15/26	178,210
					470,558
	ELEC & GAS MARKETING & TRADING — 0.6%
250,000 EUR	Orsted A/S		1.5000	11/26/29	215,695

	ELECTRIC UTILITIES — 7.0%
23,000 USD	Comision Federal de Electricidad(b)		4.6880	05/15/29	19,492
250,000 USD	Electricite de France S.A.(b)		4.5000	09/21/28	226,082

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 65.6% (Continued)
	ELECTRIC UTILITIES — 7.0% (Continued)
250,000 USD	Enel Finance International N.V.(b)		5.5000	06/15/52	$180,548
610,000 USD	Eskom Holdings SOC Ltd.(b)		6.7500	08/06/23	598,706
95,000 USD	Eskom Holdings SOC Ltd.(b)		7.1250	02/11/25	89,139
158,000 USD	Eskom Holdings SOC Ltd.(b)		8.4500	08/10/28	139,120
301,780 USD	Greenko Dutch BV(b)		3.8500	03/29/26	236,898
200,000 EUR	Iberdrola Finanzas S.A.		1.0000	03/07/25	188,975
180,000 USD	Inkia Energy Ltd.(b)		5.8750	11/09/27	160,630
250,000 EUR	innogy Finance BV		1.0000	04/13/25	234,062
7,000 USD	Minejesa Capital BV(b)		5.6250	08/10/37	4,497
300,000 EUR	Naturgy Finance BV		1.5000	01/29/28	261,391
8,000 USD	Perusahaan Perseroan Persero PT Perusahaan Listrik		3.3750	02/05/30	6,333
33,000 USD	Star Energy Geothermal Darajat II / Star Energy(b)		4.8500	10/14/38	24,614
					2,370,487
	ELECTRICAL EQUIPMENT — 1.4%
300,000 GBP	Siemens Financieringsmaatschappij N.V.		1.0000	02/20/25	317,481
200,000 EUR	Vertical Midco GmbH		4.3750	07/15/27	168,006
					485,487
	ENGINEERING & CONSTRUCTION — 1.4%
563,000 USD	IHS Holding Ltd.(b)		6.2500	11/29/28	410,314
98,000 USD	IHS Netherlands Holdco BV(b)		8.0000	09/18/27	76,606
					486,920
	ENTERTAINMENT CONTENT — 0.5%
185,000 EUR	Banijay Group S.A.S		6.5000	03/01/26	170,273

	FOOD — 1.2%
66,000 USD	Adecoagro S.A.(b)(i)		6.0000	09/21/27	59,826
445,000 USD	Minerva Luxembourg S.A.(b)		4.3750	03/18/31	338,730
					398,556
	FORESTRY, PAPER & WOOD PRODUCTS — 0.2%
100,000 EUR	WEPA Hygieneprodukte GmbH		2.8750	12/15/27	73,220

	HOUSEHOLD PRODUCTS — 0.4%
100,000 EUR	Energizer Gamma Acquisition BV(b)		3.5000	06/30/29	72,757
110,000 EUR	Energizer Gamma Acquisition BV		3.5000	06/30/29	80,033
					152,790

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 65.6% (Continued)
	INDUSTRIAL INTERMEDIATE PROD — 1.4%
551,000 USD	HTA Group Ltd./Mauritius(b)		7.0000	12/18/25	$486,257

	INDUSTRIAL SUPPORT SERVICES — 0.7%
210,000 EUR	Loxam S.A.S		3.7500	07/15/26	181,516
87,920 EUR	Techem Verwaltungsgesellschaft 674 mbH		6.0000	07/30/26	81,537
					263,053
	INSTITUTIONAL FINANCIAL SERVICES — 0.8%
250,000 USD	Credit Suisse Group A.G.(b),(a)	SOFRRATE + 0.980%	1.3050	02/02/27	198,664
75,000 USD	Nomura Holdings, Inc.		2.7100	01/22/29	60,306
					258,970
	INSURANCE — 1.1%
200,000 EUR	Allianz S.E.(a)	EUR003M + 3.350%	3.0990	07/06/47	181,053
250,000 EUR	NN Group N.V.		1.6250	06/01/27	224,488
					405,541
	INTERNET MEDIA & SERVICES — 0.0%(c)
10,000 USD	Prosus N.V.(b)		3.0610	07/13/31	6,720

	LEISURE FACILITIES & SERVICES — 1.9%
215,000 EUR	Carnival Corporation		7.6250	03/01/26	155,589
100,000 EUR	Gamma Bidco SpA(b)		5.1250	07/15/25	92,250
100,000 EUR	Gamma Bidco SpA		6.2500	07/15/25	94,031
140,000 GBP	Stonegate Pub Company Financing 2019 plc(b)		8.2500	07/31/25	145,758
200,000 USD	Studio City Company Ltd.		7.0000	02/15/27	159,136
73,000 USD	Studio City Finance Ltd.(b)		6.0000	07/15/25	35,107
					681,871
	MACHINERY — 0.5%
180,000 EUR	Renk A.G./Frankfurt am Main		5.7500	07/15/25	160,704

	MEDICAL EQUIPMENT & DEVICES — 0.6%
300,000 EUR	Medtronic Global Holdings SCA		0.7500	10/15/32	224,322

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 65.6% (Continued)
	METALS & MINING — 1.4%
10,000 USD	Corp Nacional del Cobre de Chile		3.0000	09/30/29	$8,343
71,000 USD	First Quantum Minerals Ltd.(b)		6.8750	03/01/26	66,805
7,000 USD	Freeport Indonesia PT(b)		6.2000	04/14/52	5,293
300,000 EUR	Glencore Capital Finance DAC		1.1250	03/10/28	241,688
20,000 USD	Indika Energy Capital IV Pte Ltd.(b)		8.2500	10/22/25	18,896
88,000 USD	Indika Energy Capital IV Pte Ltd.		8.2500	10/22/25	83,141
26,000 USD	Indonesia Asahan Aluminium Persero PT(b)		5.8000	05/15/50	18,822
63,000 USD	Vedanta Resources Finance II plc(b)		8.9500	03/11/25	39,859
					482,847
	OIL & GAS PRODUCERS — 10.1%
68,000 USD	AI Candelaria Spain S.A.(b)		5.7500	06/15/33	44,345
54,000 USD	AI Candelaria Spain SLU(b)		7.5000	12/15/28	45,580
175,000 USD	Cenovus Energy, Inc. (i)		6.7500	11/15/39	172,034
350,000 USD	Ecopetrol S.A.		5.8750	05/28/45	213,770
200,000 EUR	eG Global Finance plc		6.2500	10/30/25	171,667
97,000 USD	Geopark Ltd.(b)		5.5000	01/17/27	78,862
176,000 USD	Gran Tierra Energy International Holdings Ltd.(b)		6.2500	02/15/25	150,045
42,000 USD	Gran Tierra Energy, Inc.(b)		7.7500	05/23/27	32,574
54,000 USD	KazMunayGas National Company JSC(b)		5.7500	04/19/47	37,403
300,000 USD	Kosmos Energy Ltd.		7.7500	05/01/27	242,718
330,000 USD	MC Brazil Downstream Trading S.A.RL		7.2500	06/30/31	252,694
19,000 USD	Petroleos del Peru S.A.		4.7500	06/19/32	14,045
170,000 USD	Petroleos del Peru S.A.		5.6250	06/19/47	107,647
67,000 USD	Petroleos Mexicanos		6.5000	01/23/29	54,301
53,000 USD	Petroleos Mexicanos		6.8400	01/23/30	42,392
329,000 USD	Petroleos Mexicanos		6.7000	02/16/32	249,353
82,000 USD	Petroleos Mexicanos		6.6250	06/15/35	57,083
13,000 USD	Petroleos Mexicanos		6.6250	06/15/38	8,528
205,000 USD	Petroleos Mexicanos		7.6900	01/23/50	133,909
462,000 USD	SierraCol Energy Andina, LLC(b)		6.0000	06/15/28	306,015
673,000 USD	Tullow Oil plc(b)		7.0000	03/01/25	438,951
305,000 USD	Tullow Oil plc(b)		10.2500	05/15/26	260,735
569,000 USD	YPF S.A.(b)		8.5000	07/28/25	410,949
					3,525,600

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 65.6% (Continued)
	OIL & GAS SERVICES & EQUIPMENT — 0.9%
362,700 USD	Poinsettia Finance Ltd.		6.6250	06/17/31	$312,308

	PUBLISHING & BROADCASTING — 0.7%
250,000 EUR	Informa plc		2.1250	10/06/25	231,738

	REAL ESTATE OWNERS & DEVELOPERS — 3.7%
636,000 USD	China SCE Group Holdings Ltd.		7.3750	04/09/24	85,860
700,000 USD	China SCE Group Holdings Ltd.		7.0000	05/02/25	52,500
330,000 USD	MAF Global Securities Ltd.(a)	H15T5Y + 3.539%	6.3750	09/20/70	304,195
300,000 USD	Theta Capital Pte Ltd.		8.1250	01/22/25	205,800
250,000 USD	Theta Capital Pte Ltd.		6.7500	10/31/26	139,625
700,000 USD	Wanda Properties International Company Ltd.		7.2500	01/29/24	297,500
200,000 USD	Wanda Properties Overseas Ltd.		6.9500	12/05/22	188,000
					1,273,480
	REIT — 0.7%
400,000 USD	LMIRT Capital Pte Ltd.		7.2500	06/19/24	250,000

	RENEWABLE ENERGY — 1.1%
439,000 USD	Aydem Yenilenebilir Enerji A/S(b)		7.7500	02/02/27	329,382
80,000 USD	Investment Energy Resources Ltd.(b)		6.2500	04/26/29	67,514
					396,896
	RETAIL - CONSUMER STAPLES — 0.5%
100,000 GBP	Bellis Acquisition Company plc(b)		3.2500	02/16/26	93,740
100,000 GBP	Bellis Finco plc(b)		4.0000	02/16/27	80,647
					174,387
	SEMICONDUCTORS — 0.4%
150,000 USD	TSMC Arizona Corporation		4.5000	04/22/52	123,254

	SPECIALTY FINANCE — 0.2%
184,000 USD	Studio City Finance Ltd.(b)		6.5000	01/15/28	77,369

	STEEL — 1.0%
870,000 USD	Metinvest BV(b)		7.7500	10/17/29	359,746

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 65.6% (Continued)
	TELECOMMUNICATIONS — 3.4%
100,000 EUR	Altice France Holding S.A.(b)		8.0000	05/15/27	$72,367
100,000 EUR	Altice France S.A.(b)		2.1250	02/15/25	87,388
219,000 USD	Digicel International Finance Ltd./Digicel(b)		8.7500	05/25/24	187,386
40,500 USD	Millicom International Cellular S.A.(b)		5.1250	01/15/28	34,596
270,000 USD	Network i2i Ltd.(a)	H15T5Y + 4.274%	5.6500	04/15/71	238,235
300,000 EUR	Orange S.A.		2.0000	01/15/29	275,617
210,000 EUR	SoftBank Group Corporation		2.8750	01/06/27	168,455
250,000 USD	VF Ukraine PAT via VFU Funding plc(b)		6.2000	02/11/25	132,500
					1,196,544
	TRANSPORTATION & LOGISTICS — 3.1%
200,000 EUR	Abertis Infraestructuras S.A.		2.3750	09/27/27	180,569
6,000 USD	DP World plc(b)		4.7000	09/30/49	4,298
662,000 USD	Gol Finance S.A.(b)		7.0000	01/31/25	286,113
300,000 USD	Gol Finance S.A.(b)		8.0000	06/30/26	179,072
100,000 GBP	Heathrow Funding Ltd.		7.1250	02/14/24	114,412
200,000 EUR	International Consolidated Airlines Group S.A.		3.7500	03/25/29	147,698
218,000 USD	Simpar Europe S.A.(b)		5.2000	01/26/31	158,004
					1,070,166
	TOTAL CORPORATE BONDS (Cost $31,382,102)				22,869,146

	NON U.S. GOVERNMENT & AGENCIES — 26.8%
	GOVERNMENT GUARANTEED — 0.1%
33,600 USD	Brazil Minas SPE via State of Minas Gerais(b)		5.3330	02/15/28	32,354

	GOVERNMENT OWNED, NO GUARANTEE — 0.3%
165,000 USD	Gabon Government International Bond(b)		7.0000	11/24/31	116,003

	LOCAL AUTHORITY — 0.7%
150,000 CAD	Province of British Columbia Canada		3.2000	06/18/44	91,991
250,000 CAD	Province of Ontario Canada		2.8000	06/02/48	139,270
					231,261

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 26.8% (Continued)
	NON U.S. TREASURY — 10.7%
860,000 AUD	Australia Government Bond		1.2500	05/21/32	$440,867
20,000,000 CLP	Bonos de la Tesoreria de la Republica en pesos		4.5000	03/01/26	19,823
550,000 CAD	Canadian Government Bond		2.2500	06/01/29	379,817
279,300,000 COP	Colombian TES		6.0000	04/28/28	40,410
1,426,000,000 IDR	Indonesia Treasury Bond		7.0000	09/15/30	88,483
710,000,000 IDR	Indonesia Treasury Bond		8.2500	06/15/32	47,732
76,000 EUR	Ireland Government Bond		5.4000	03/13/25	80,815
50,000 EUR	Ireland Government Bond		0.9000	05/15/28	45,829
130,000 EUR	Ireland Government Bond		1.3000	05/15/33	112,405
240,000 EUR	Italy Buoni Poliennali Del Tesoro		4.5000	03/01/24	242,821
750,000 EUR	Italy Buoni Poliennali Del Tesoro		2.8000	12/01/28	706,755
640,000 EUR	Italy Buoni Poliennali Del Tesoro(b)		2.4500	09/01/33	530,513
180,000 EUR	Italy Buoni Poliennali Del Tesoro		5.0000	08/01/39	189,329
235,000 EUR	Italy Buoni Poliennali Del Tesoro		5.0000	09/01/40	247,447
2,420,000 MXN	Mexican Bonos		7.7500	11/13/42	98,599
430,000 RON	Romania Government Bond		5.0000	02/12/29	69,691
100,000 RON	Romania Government Bond		3.6500	09/24/31	13,718
170,000 EUR	Spain Government Bond		4.2000	01/31/37	182,837
250,000 EUR	Spain Government Bond		2.7000	10/31/48	209,334
					3,747,225
	SOVEREIGN — 14.5%
64,000 USD	Angolan Government International Bond(b)		8.2500	05/09/28	54,128
337,000 USD	Angolan Government International Bond(b)		8.7500	04/14/32	272,933
38,000 USD	Angolan Government International Bond(b)		9.1250	11/26/49	28,800
133,000 USD	Argentine Republic Government International Bond(e)		0.5000	07/09/30	28,345
878,000 USD	Argentine Republic Government International Bond(e)		1.5000	07/09/35	175,337
76,000 USD	Argentine Republic Government International Bond(e)		3.5000	07/09/41	18,280
200,000 EUR	Banque Centrale de Tunisie International Bond		5.6250	02/17/24	146,643
200,000 EUR	Benin Government International Bond(b)		4.8750	01/19/32	135,973
140,000 BRL	Brazilian Government International Bond		8.5000	01/05/24	25,567
550,000 BRL	Brazilian Government International Bond		10.2500	01/10/28	99,221
45,000 USD	Brazilian Government International Bond		4.6250	01/13/28	42,319
82,000 USD	Brazilian Government International Bond		4.5000	05/30/29	73,811

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 26.8% (Continued)
	SOVEREIGN — 14.5% (Continued)
25,000 USD	Chile Government International Bond		2.4500	01/31/31	$20,051
4,000 USD	Chile Government International Bond		3.1000	05/07/41	2,647
3,000 USD	Chile Government International Bond		4.3400	03/07/42	2,321
100,000 EUR	Colombia Government International Bond		3.8750	03/22/26	89,499
127,000 USD	Colombia Government International Bond(i)		3.0000	01/30/30	89,888
12,000 USD	Colombia Government International Bond		7.3750	09/18/37	10,153
18,000 USD	Colombia Government International Bond		6.1250	01/18/41	12,884
66,000 USD	Colombia Government International Bond		5.6250	02/26/44	43,092
11,000 USD	Colombia Government International Bond		5.0000	06/15/45	6,734
37,000 USD	Colombia Government International Bond		4.1250	05/15/51	19,737
224,000 USD	Dominican Republic International Bond(b)(i)		4.8750	09/23/32	173,444
45,000 USD	Dominican Republic International Bond(b)		6.0000	02/22/33	37,865
19,000 USD	Dominican Republic International Bond		5.3000	01/21/41	13,163
82,000 USD	Dominican Republic International Bond(b)		7.4500	04/30/44	69,082
95,000 USD	Dominican Republic International Bond		6.4000	06/05/49	68,805
35,000 USD	Dominican Republic International Bond		5.8750	01/30/60	23,193
45,000 USD	Dominican Republic International Bond(b)		5.8750	01/30/60	29,819
52,074 USD	Ecuador Government International Bond(b),(e)		—	07/31/30	16,447
260,000 USD	Ecuador Government International Bond(b),(d)		5.5000	07/31/30	139,349
25,000 USD	Ecuador Government International Bond(d)		5.5000	07/31/30	13,399
34,060 USD	Ecuador Government International Bond(b),(d)		2.5000	07/31/35	12,619
198,000 USD	Ecuador Government International Bond(d)		2.5000	07/31/35	73,358
23,000 USD	Ecuador Government International Bond(d)		0.5000	07/31/40	7,680
34,000 USD	Ecuador Government International Bond(b),(d)		1.5000	07/31/40	11,353
94,000 USD	Egypt Government International Bond(b)		5.2500	10/06/25	78,518
100,000 EUR	Egypt Government International Bond		4.7500	04/16/26	75,121
51,000 USD	Egypt Government International Bond(b)		7.6000	03/01/29	36,763
200,000 EUR	Egypt Government International Bond(b)		6.3750	04/11/31	119,952
101,000 USD	Egypt Government International Bond(b)		7.0530	01/15/32	64,370
80,000 USD	Egypt Government International Bond(b)		8.5000	01/31/47	47,448
60,000 USD	Egypt Government International Bond(b)		7.9030	02/21/48	34,018
151,000 USD	Egypt Government International Bond(b)		8.8750	05/29/50	90,201
13,000 USD	El Salvador Government International Bond		8.6250	02/28/29	5,331
72,000 USD	El Salvador Government International Bond		8.2500	04/10/32	29,694

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 26.8% (Continued)
	SOVEREIGN — 14.5% (Continued)
97,000 USD	El Salvador Government International Bond		7.6250	02/01/41	$35,286
71,000 USD	Ethiopia International Bond(b)		6.6250	12/11/24	36,970
87,000 USD	Finance Department Government of Sharjah(b)		4.0000	07/28/50	50,534
37,000 USD	Gabon Government International Bond(b)		6.3750	12/12/24	34,161
17,000 USD	Ghana Government International Bond(b)		6.3750	02/11/27	5,242
103,000 USD	Ghana Government International Bond(b)		7.7500	04/07/29	30,328
55,000 USD	Ghana Government International Bond(b)		10.7500	10/14/30	36,161
32,000 USD	Ghana Government International Bond(b)		7.8750	02/11/35	9,182
63,000 USD	Ghana Government International Bond(b)		8.6270	06/16/49	17,700
18,000 USD	Indonesia Government International Bond		4.7500	07/18/47	15,035
6,000 USD	Indonesia Government International Bond		4.2000	10/15/50	4,544
123,000 EUR	Ivory Coast Government International Bond(b)		5.8750	10/17/31	92,627
2,000 USD	Kazakhstan Government International Bond(b)		4.8750	10/14/44	1,537
21,000 USD	Kazakhstan Government International Bond(b)		6.5000	07/21/45	18,686
283,000 USD	Kenya Government International Bond(b)		8.0000	05/22/32	199,162
689,000 USD	Lebanon Government International Bond(f)		6.1000	10/04/22	43,923
66,000 USD	Lebanon Government International Bond(f)		6.3750	03/09/23	4,088
630,000 USD	Lebanon Government International Bond(f)		8.2500	04/12/23	40,163
72,000 USD	Lebanon Government International Bond(f)		6.4000	05/26/23	4,566
317,000 USD	Lebanon Government International Bond(f)		6.1500	06/19/23	19,296
56,000 USD	Lebanon Government International Bond(f)		6.7500	11/29/27	3,539
81,000 USD	Lebanon Government International Bond(f)		6.8500	05/25/29	5,128
175,000 USD	Lebanon Government International Bond(f)		6.6500	02/26/30	10,960
17,000 USD	Mexico Government International Bond		4.7500	04/27/32	15,445
29,000 USD	Mexico Government International Bond		4.8750	05/19/33	25,674
20,000 USD	Mexico Government International Bond		3.7710	05/24/61	11,797
200,000 USD	Mozambique International Bond(b),(e)		5.0000	09/15/31	136,836
5,000 USD	Nigeria Government International Bond(b)		8.3750	03/24/29	3,632
190,000 USD	Nigeria Government International Bond(b)		7.8750	02/16/32	123,006
21,000 USD	Nigeria Government International Bond(b)		7.3750	09/28/33	12,747
34,000 USD	Nigeria Government International Bond(b)		7.6250	11/28/47	19,427
200,000 USD	Nigeria Government International Bond		7.6250	11/28/47	114,276
243,000 USD	Nigeria Government International Bond(b)		8.2500	09/28/51	141,640
305,000 USD	Pakistan Government International Bond(b)(i)		6.0000	04/08/26	101,413

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 26.8% (Continued)
	SOVEREIGN — 14.5% (Continued)
81,000 USD	Panama Government International Bond		2.2520	09/29/32	$56,976
6,000 USD	Panama Government International Bond		4.5000	04/01/56	3,989
77,000 USD	Papua New Guinea Government International Bond(b)		8.3750	10/04/28	60,033
28,000 USD	Philippine Government International Bond		2.4570	05/05/30	23,167
20,000 USD	Qatar Government International Bond(b)		3.7500	04/16/30	18,632
13,000 USD	Qatar Government International Bond(b)		4.4000	04/16/50	10,959
19,692 USD	Republic of Angola Via Avenir II BV(a)	US0006M + 7.500%	10.4470	07/01/23	19,791
186,429 USD	Republic of Angola Via Avenir Issuer II Ireland		6.9270	02/19/27	167,786
27,000 USD	Republic of Kenya Government International Bond(b)		6.8750	06/24/24	23,666
2,444,000 ZAR	Republic of South Africa Government Bond		8.5000	01/31/37	102,474
64,000 USD	Republic of South Africa Government International		5.8750	04/20/32	54,938
21,000 USD	Republic of South Africa Government International		5.7500	09/30/49	14,026
43,000 USD	Republic of South Africa Government International		7.3000	04/20/52	33,841
7,000 EUR	Romanian Government International Bond		3.6240	05/26/30	5,446
29,000 EUR	Romanian Government International Bond(b)		2.1240	07/16/31	19,353
4,000 EUR	Romanian Government International Bond		4.1250	03/11/39	2,628
10,000 EUR	Romanian Government International Bond(b)		2.8750	04/13/42	5,236
2,000 EUR	Romanian Government International Bond		2.8750	04/13/42	1,047
25,000 EUR	Romanian Government International Bond(b)		4.6250	04/03/49	16,213
12,000 USD	Saudi Government International Bond(b)		5.5000	10/25/32	12,173
35,000 USD	Saudi Government International Bond(b)		2.2500	02/02/33	26,938
2,000 USD	Saudi Government International Bond(b)		4.6250	10/04/47	1,614
127,000 EUR	Senegal Government International Bond		4.7500	03/13/28	102,907
111,000 EUR	Senegal Government International Bond(b)		4.7500	03/13/28	89,943
56,000 USD	Ukraine Government International Bond(b)		7.7500	09/01/25	9,296
48,000 USD	Ukraine Government International Bond(b)		7.7500	09/01/26	8,160
139,000 USD	Ukraine Government International Bond(b)		7.3750	09/25/32	22,414
14,000 USD	Zambia Government International Bond(b)		5.3750	01/20/23	4,810
87,000 USD	Zambia Government International Bond(b)		8.9700	07/30/27	35,032
					5,047,554
	SUPRANATIONAL — 0.5%
200,000 EUR	European Investment Bank		1.1250	09/15/36	153,410
110,000 BRL	International Finance Corporation		4.6000	01/27/23	21,214
					174,624
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $12,434,477)				9,349,021

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 5.8%
	MONEY MARKET FUNDS - 3.1%
1,066,466	Fidelity Government Portfolio, Class I, 2.86% (Cost $1,066,466)(g)	$1,066,466

	COLLATERAL FOR SECURITIES LOANED — 2.7%
954,050	Mount Vernon Liquid Assets Portfolio, LLC, 3.24% (Cost $954,050)(h)	954,050

	TOTAL INVESTMENTS – 98.4% (Cost $45,907,299)	$34,302,906
	OTHER ASSETS IN EXCESS OF LIABILITIES- 1.6%	547,186
	NET ASSETS - 100.0%	$34,850,092

OPEN FUTURES CONTRACTS
				Value and Unrealized
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(i)	Appreciation (Depreciation)
4	Eurex 10 Year Euro BUND Future	12/08/2022	$547,086	$1,722
6	Eurex 30 Year Euro BUXL Future	12/08/2022	854,890	(92,062)
20	Long Gilt Future	12/28/2022	2,342,324	(157,998)
7	TSE Japanese 10 Year Bond Futures	12/13/2022	7,003,766	(117)
	TOTAL FUTURES CONTRACTS			$(248,455)

OPEN FUTURES CONTRACTS
				Value and Unrealized
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(i)	Appreciation (Depreciation)
39	CBOT 10 Year US Treasury Note	12/20/2022	$4,313,166	$122,647
16	CBOT 5 Year US Treasury Note	12/30/2022	1,705,504	75,262
4	CBOT US Long Bond Future	12/20/2022	482,000	(6,750)
	TOTAL FUTURES CONTRACTS			$191,159

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation/ (Depreciation)
To Buy:
Euro	11/07/2022	JP Morgan Chase	385,564	$381,052	$1,943
Euro	11/14/2022	Citigroup Capital Markets	300,000	296,636	(855)
Canadian Dollar	11/21/2022	JP Morgan Chase	370,000	271,634	3,290
Euro	11/21/2022	JP Morgan Chase	540,000	534,208	8,690
				$1,483,530	$13,068
To Sell:
Euro	11/07/2022	JP Morgan Chase	4,815,469	$4,759,109	$(41,110)
Canadian Dollar	11/21/2022	JP Morgan Chase	370,000	271,634	207
Euro	11/21/2022	Citigroup Capital Markets	70,000	69,249	575
Australian Dollar	01/27/2023	Citigroup Capital Markets	670,100	429,852	(1,697)
British Pound	01/27/2023	Barclays	60,000	69,011	208
British Pound	01/27/2023	JP Morgan Chase	921,100	1,059,427	1,471
Canadian Dollar	01/27/2023	Barclays	812,200	596,938	(1,244)
Euro	01/27/2023	Barclays	8,026,100	7,987,380	74,491
Euro	01/27/2023	JP Morgan Chase	206,000	205,007	2,441
Japanese Yen	01/27/2023	JP Morgan Chase	32,563,500	221,592	704
				$15,669,199	$36,046

Total					$49,114

				Local Currency	Local Currency
		Settlement		Amount	Amount Purchased	U.S. Dollar Market	U.S. Dollar Market	Unrealized
Foreign Currency		Date	Counterparty	Purchased Buy	Sell	Value Buy	Value Sell	Appreciation/(Depreciation)
To Buy:	To Sell:
British Pound	Euro	11/21/2022	JP Morgan Chase	79,023	90,000	90,666	(89,035)	$1,631
British Pound	Euro	11/30/2022	JP Morgan Chase	320,928	370,000	368,303	(366,264)	2,039
Euro	British Pound	1/27/2023	JP Morgan Chase	500,436	436,900	498,022	(502,512)	(4,490)
				900,387	896,900	$956,991	$(957,811)	$(820)
Total								$(820)

A/S	- Anonim Sirketi

LLC	- Limited Liability Company

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

S/A	- Société Anonyme

USB	US Bank

EUR003M	Euribor 3 Month ACT/360

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRRATE	Secured Overnight Financing Rate

US0006M	ICE LIBOR USD 6 Month

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

COP	Columbian Peso

EUR	Euro

GBP	British Pound

IDR	Indonesia Rupiah

JPY	Japanese Yen

MXN	Mexican Peso

RON	Romanian Leu

USD	US Dollars

ZAR	South African Rand

(a)	Variable rate security; the rate shown represents the rate on October 31, 2022.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022 the total market value of 144A securities is 13,300,632 or 38.3% of net assets.

(c)	Percentage rounds to less than 0.1%.

(d)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at October 31, 2022.

(e)	Zero coupon bond.

(f)	Represents issuer in default on interest payments; non-income producing security.

(g)	Rate disclosed is the seven day effective yield as of October 31, 2022.

(h)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(i)	All or a portion of these securities are on loan. Total loaned securities had a value of $843,562 at October 31, 2022.

Portfolio Composition * - (Unaudited)
Netherlands	10.3%	Cayman Islands	4.4%
Great Britain	8.7%	Spain	4.4%
United States	6.4%	Germany	4.1%
Italy	6.1%	France	3.3%
Luxembourg	4.9%	Other Countries**	42.8%
Mexico	4.6%	Total	100.0%

*	Based on total value of investments as of October 31, 2022. Does not include derivative holdings.

**	Includes Collateral for Securities Loaned as of October 31, 2022.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Large Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Rothschild & Co. Asset Management US Inc.)

Asset Class Recap

Large cap value stocks rose to begin the fiscal year as investors rotated away from growth stocks and towards value stocks in anticipation of the Federal Reserve hiking interest rates. Not only can many sectors within the large cap value asset class thrive in a rising rate environment, the present value of the stocks within the index declines at a substantially slower pace than their growth counterparts. Although large cap value stocks outperformed most other equity asset classes throughout the most recent fiscal quarter and fiscal year, large cap value stocks declined as investors digested a myriad of market headwinds. Russia’s invasion of Ukraine and supply chain disruptions impacted equity markets, pushing inflation to record levels. In response to a multi-decade high reading of inflation, the Federal Reserve aggressively tightened monetary policy by raising rates 225 basis points during the first three quarters of the fiscal year and another 75 basis points in the most recent fiscal quarter. The Federal Reserve has continually reiterated its commitment to combat inflation regardless of its impact on economic growth. Investors have begun to see early signs of weakness in economic data and corporate earnings reports, with subsequent guidance beginning to show the effects of tighter monetary policy. Investors were hopeful that the Federal Reserve could successfully bring down inflation without pushing the economy into a deep recession. For the fiscal year ending October 31, 2022, large cap value stocks, as measured by the Russell 1000 Value Index, gave back 7.0 percent, outperforming large cap growth stocks, as measured by the Russell 1000 Growth Index, which declined 24.6 percent.

Allocation Review

The Sub-Adviser’s investment philosophy is centered on the belief that alpha generation is driven by bottom-up stock selection rather than taking large sector bets. With that being said, the largest sector contributor to relative Fund Performance during the fiscal year was the technology sector, as strong security selection meaningfully outweighed the slight detraction from the sector allocation. Within this sector, semiconductor equipment stocks shined amid continued demand for chips and the easing of future oversupply concerns. The energy sector was the most meaningful contributor to absolute Fund performance over the period, as security selection strongly aided positive Fund performance. The most significant detractor from relative Fund performance was the exposure to the financial services sector, and the utilities sector, as security selection acted as a headwind to positive Fund Performance.

Holding Insights

The most significant contributor to absolute performance was the exposure to the energy sector, as rising commodity prices helped drive profitability for companies within the industry. Prices throughout the year have been caused by a few factors, including underinvestment in supply from energy companies, resulting in a supply imbalance. Russia’s invasion of Ukraine and subsequent slowdown of European natural gas imports added to surging price pressures. In the most recent fiscal quarter, these impacts were amplified due to the sabotage of the largest pipeline from Russia to Europe. Lastly, the Organization of the Petroleum Exporting Countries (OPEC) has spent much of the fiscal year unwinding supply cuts; however, in October, OPEC announced its largest supply cut since the beginning of the pandemic, indicating its intent to keep prices elevated. One of the best performers within the sector was ConocoPhillips (COP) (holding weight*: 2.05 percent), an American multinational corporation engaged in hydrocarbon exploration and production. COP rose 31.8 percent over the fiscal quarter and 76.3 percent over the fiscal year. The Sub-Adviser believes this position outperformed its peers because it is a pure-play exploration and production company. Given that the company does not hedge oil price exposure like other companies in the sector, COP’s profitability could potentially rise with oil prices. Another position within the sector that positively contributed to Fund performance was Phillips 66 (PSX) (holding weight*: 1.07 percent), an American multinational energy company headquartered in Westchase, Houston, Texas. Over the fiscal year, PSX increased 45.7 percent.

As interest rates marched higher throughout the fiscal year and the most recent fiscal quarter, companies within the technology sector sold off. Higher interest rates result in a higher cost for companies to borrow money to finance projects. It can also result in consumers having less disposable income because they are paying more for mortgages, cars, and credit cards. These headwinds have begun to impact technology companies as they have already implemented hiring slowdowns, hiring freezes, and in some cases, mass layoffs. One of the most meaningful detractors from Fund performance was the exposure to Alphabet, Inc. (GOOGL) (holding weight*: 1.95 percent), an American multinational technology conglomerate. GOOGL declined 18.8 percent over the fiscal quarter and 36.2 percent over the fiscal year. Another detractor from Fund performance within the sector was Microsoft Corporation (MSFT) (holding weight*: 1.01 percent), an American multinational technology corporation producing computer software, consumer electronics, personal computers, and related services. MSFT declined 29.4 percent over the fiscal year as the company’s guidance moving forward highlighted slower consumer spending, sluggish advertising growth, and an uncertain outlook for cloud computing. Not all positions from the technology sector declined during the fiscal period. For example, L3Harris Technologies, Inc. (LHX) (holding weight*: 1.46 percent), a company that provides equipment to government, defense and commercial sectors, rose 8.9 percent over the fiscal year thanks to the rising U.S. government budget to combat threats from China and Russia.

Sub-Adviser Outlook

The Sub-Adviser is cautiously optimistic for the remainder of 2022 and 2023. The Sub-Adviser believes that monetary tightening has affected equity markets, leading to economic weakness and depressed sentiment among market participants. Given the pessimistic tone, the Sub-Adviser is confident that avoiding landmines is key to positive relative performance. Therefore, ignoring the noise and focusing on corporate fundamentals is critical in identifying companies that exhibit attractive valuations and are resilient enough to navigate the complex environment. The Sub-Adviser will continue to implement its disciplined investment process but understands that it may be susceptible to systematic tail risk as the market faces numerous risks. The Sub-Adviser recognizes that it cannot add value for clients without taking risk. Its focus is on identifying what the Sub-Adviser considers intelligent risks – the risks that are most likely to contribute to outperforming the benchmark and least likely to cause unnecessary volatility.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2022.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2022

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	(7.96)%	7.40%	9.38%
Class A with load of 5.75%	(13.47)%	5.88%	8.46%
Class A without load	(8.18)%	7.14%	9.11%
Class C	(8.90)%	6.33%	8.29%
Russell 1000 Value Index	(7.00)%	7.21%	10.30%
Morningstar Large Cap Value Category	(4.60)%	7.43%	9.85%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 1000 Value Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.10% for Class N, 2.10% for Class C and 1.35% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 98.1%
	AEROSPACE & DEFENSE - 2.5%
9,985	L3Harris Technologies, Inc. (c)	$2,461,003
18,944	Raytheon Technologies Corporation	1,796,270
		4,257,273
	ASSET MANAGEMENT - 2.9%
3,355	BlackRock, Inc.	2,167,028
33,073	Charles Schwab Corporation (The)	2,634,926
		4,801,954
	AUTOMOTIVE - 0.9%
39,729	General Motors Company	1,559,363

	BANKING - 7.7%
120,299	Bank of America Corporation	4,335,575
32,826	JPMorgan Chase & Company	4,132,137
41,542	Truist Financial Corporation(c)	1,860,666
57,024	Wells Fargo & Company	2,622,534
		12,950,912
	BIOTECH & PHARMA - 6.7%
12,151	AbbVie, Inc.	1,778,906
39,128	Bristol-Myers Squibb Company	3,031,246
13,065	Horizon Therapeutics plc(a)	814,211
20,131	Johnson & Johnson	3,502,190
21,754	Merck & Company, Inc.	2,201,505
		11,328,058
	CHEMICALS - 3.4%
6,623	Air Products and Chemicals, Inc. (c)	1,658,399
32,596	Corteva, Inc. (c)	2,129,823
67,164	Huntsman Corporation	1,797,309
		5,585,531
	CONSTRUCTION MATERIALS - 2.0%
5,967	Martin Marietta Materials, Inc.	2,004,793
16,364	Owens Corning	1,400,922
		3,405,715
	CONSUMER SERVICES - 1.1%
31,557	Service Corp International(c)	1,912,670

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 98.1% (Continued)
	CONTAINERS & PACKAGING - 0.3%
15,690	Westrock Company	$534,401

	DIVERSIFIED INDUSTRIALS - 2.9%
28,185	Emerson Electric Company	2,440,821
11,947	Honeywell International, Inc.	2,437,427
		4,878,248
	ELECTRIC UTILITIES - 4.3%
54,194	NextEra Energy, Inc.	4,200,035
47,797	Xcel Energy, Inc.	3,112,063
		7,312,098
	ELECTRICAL EQUIPMENT - 1.1%
31,680	Johnson Controls International plc	1,832,371

	ENGINEERING & CONSTRUCTION - 1.5%
18,101	Quanta Services, Inc. (c)	2,571,066

	ENTERTAINMENT CONTENT - 2.3%
48,609	Fox Corporation, Class A	1,403,342
21,736	Walt Disney Company (The)(a)	2,315,754
		3,719,096
	FOOD - 2.6%
43,036	Mondelez International, Inc., Class A	2,645,853
23,732	Tyson Foods, Inc., Class A	1,622,082
		4,267,935
	HEALTH CARE FACILITIES & SERVICES - 5.2%
16,467	AmerisourceBergen Corporation	2,588,942
32,007	CVS Health Corporation	3,031,063
5,643	UnitedHealth Group, Inc. (c)	3,132,711
		8,752,716
	HOUSEHOLD PRODUCTS - 1.5%
19,000	Procter & Gamble Company (The)	2,558,730

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 98.1% (Continued)
	INDUSTRIAL REIT - 0.9%
14,096	Prologis, Inc.	$1,561,132

	INFRASTRUCTURE REIT - 1.1%
9,038	American Tower Corporation	1,872,583

	INSTITUTIONAL FINANCIAL SERVICES - 2.2%
50,618	Bank of New York Mellon Corporation (The)	2,131,524
16,268	Intercontinental Exchange, Inc.	1,554,733
		3,686,257
	INSURANCE - 6.4%
19,356	Allstate Corporation (The)	2,443,696
6,346	Berkshire Hathaway, Inc., Class B(a)	1,872,641
33,503	Hartford Financial Services Group, Inc. (The)	2,425,952
18,505	Prudential Financial, Inc. (c)	1,946,541
11,364	Travelers Companies, Inc. (The)	2,096,203
		10,785,033
	INTERNET MEDIA & SERVICES - 2.9%
34,685	Alphabet, Inc., Class A(a)	3,278,079
17,128	Meta Platforms, Inc., Class A(a)	1,595,644
		4,873,723
	LEISURE FACILITIES & SERVICES - 1.2%
14,137	Darden Restaurants, Inc. (c)	2,023,570

	MACHINERY - 2.3%
7,679	Caterpillar, Inc.	1,662,196
7,321	Parker-Hannifin Corporation	2,127,629
		3,789,825
	MEDICAL EQUIPMENT & DEVICES - 5.8%
27,961	Abbott Laboratories	2,766,461
30,025	Baxter International, Inc.	1,631,859
6,592	Stryker Corporation	1,511,150
7,343	Thermo Fisher Scientific, Inc.	3,774,082
		9,683,552

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 98.1% (Continued)
	OFFICE REIT - 0.5%
11,975	Boston Properties, Inc. (c)	$870,583

	OIL & GAS PRODUCERS - 7.9%
27,313	ConocoPhillips	3,443,896
17,323	EOG Resources, Inc.	2,364,936
51,431	Exxon Mobil Corporation	5,699,069
17,222	Phillips 66	1,796,082
		13,303,983
	OIL & GAS SERVICES & EQUIPMENT - 1.8%
59,158	Schlumberger N.V.	3,077,991

	RESIDENTIAL REIT - 1.1%
27,799	Equity LifeStyle Properties, Inc. (c)	1,778,024

	RETAIL - CONSUMER STAPLES - 1.2%
12,366	Target Corporation	2,031,116

	RETAIL - DISCRETIONARY - 1.2%
10,648	Lowe’s Companies, Inc.	2,075,828

	SEMICONDUCTORS - 2.9%
3,393	Broadcom, Inc.	1,595,117
23,609	Micron Technology, Inc. (c)	1,277,247
32,652	ON Semiconductor Corporation(a) (c)	2,005,813
		4,878,177
	SOFTWARE - 1.0%
7,296	Microsoft Corporation	1,693,620

	SPECIALTY FINANCE - 0.9%
9,654	American Express Company	1,433,136

	TECHNOLOGY HARDWARE - 2.5%
37,531	Cisco Systems, Inc.	1,705,033
9,829	Motorola Solutions, Inc.	2,454,400
		4,159,433

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 98.1% (Continued)
	TECHNOLOGY SERVICES - 1.2%
24,000	PayPal Holdings, Inc.(a)	$2,005,920

	TELECOMMUNICATIONS - 1.2%
55,701	Verizon Communications, Inc.	2,081,546

	TRANSPORTATION & LOGISTICS – 3.0%
71,155	CSX Corporation	2,067,765
32,521	Knight-Swift Transportation Holdings, Inc. (c)	1,561,984
36,597	Southwest Airlines Company(a)	1,330,301
		4,960,050

	TOTAL COMMON STOCKS (Cost $128,604,827)	164,853,219

	SHORT-TERM INVESTMENTS — 16.0%
	MONEY MARKET FUNDS - 1.9%
3,275,081	STIT - Treasury Portfolio, Institutional Class, 3.04% (Cost $3,275,081)(b)	3,275,081

	COLLATERAL FOR SECURITIES LOANED — 14.1%
23,687,837	Mount Vernon Liquid Assets Portfolio, LLC, 3.24% (Cost $23,687,837)(b),(d)	23,687,837

	TOTAL INVESTMENTS – 114.1% (Cost $155,567,745)	$191,816,137
	LIABILITIES IN EXCESS OF OTHER ASSETS - (14.1%)	(23,638,235)
	NET ASSETS - 100.0%	$168,177,902

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2022.

(c)	All or a portion of these securities are on loan. Total loaned securities had a value of $22,996,699 at October 31, 2022.

(d)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Collateral for Securities Loaned	12.4%	Healthcare Facilities & Services	4.6%
Oil & Gas Producers	6.9%	Electric Utilities	3.8%
Banking	6.8%	Chemicals	2.9%
Biotech & Pharma	5.9%	Transportation & Logistics	2.6%
Insurance	5.6%	Others	43.5%
Medical Equipment & Devices	5.0%	Total	100.0%

*     Based on total value of investments as of October 31, 2022. Does not include derivatives.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Small Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Ziegler Capital Management, LLC)

Asset Class Recap

Small cap value stocks significantly outpaced their small cap growth counterparts over the fiscal year ended October 31, 2022, as heightened inflation and the rise in interest rates benefitted some small cap value sectors, such as financials and energy. Inflation, as measured by the Consumer Price Index (CPI), reached levels not seen in 40 years, as the CPI breached 9 percent in June on a year-over-year basis. To fight inflation, the Federal Reserve (Fed) raised the policy rate 300 basis points in seven months, marking one of the most aggressive monetary tightening regimes in decades. Banks, which make up nearly 20 percent of the Russell 2000 Value Index and represent the vast majority of companies within the financials sector, outperformed the broader market, as the rise in interest rates led to an increase in net interest margins. Additionally, the price of key commodities, such as natural gas and oil, surged as continued supply chain disruptions and geopolitical conflict between Russia and Ukraine led to an increase in demand. Small cap growth stocks, as measured by the Russell 2000 Growth Index, lagged broader equity markets as traditional growth sectors, such as technology and consumer discretionary, which have historically relied on lower financing costs for growth, were impacted significantly by the Fed’s monetary tightening. Over the fiscal year, small cap value stocks, as measured by the Russell 2000 Value Index, fell 10.8 percent, while small cap growth stocks fell 26.0 percent.

Allocation Review

The Sub-Adviser matches the Fund’s sector allocation to the benchmark index; therefore, any changes to benchmark weights will be quickly reflected within the Fund. With that being said, the Fund is reliant on superior stock selection to generate excess returns. The Sub-Adviser seeks to generate alpha through proprietary sector-specific multi-factor models combined with qualitative analysis. When looking at the benchmark as of October 31, 2022, the largest sector by weighting was the financials sector, at 37.7 percent, or more than one-third of the Fund’s benchmark index. The financials sector contributed to performance over the period, as strong stock selection, coupled with an overweight allocation, provided strong relative returns. Other sectors that contributed over the fiscal period were materials, health care, and consumer discretionary. The sector that detracted the most from Fund performance over the fiscal year was energy, as an underweight allocation and poor security selection hurt performance.

Holdings Insights

The largest contributor to Fund performance over the fiscal year happened to be a security not held, AMC Entertainment Holdings, Inc. (AMC) (holding weight: not held). AMC is one of the largest operators of movie theatres in the U.S. and Europe. AMC, which had been one of the largest beneficiaries of the “meme” stock craze, has seen its share price fall more than 60 percent as investors transitioned out of high-risk assets and into safer, more defensive assets. Additionally, persistent COVID cases, coupled with the transition to digital streaming, led to a significant decline in sales. Over the fiscal year, AMC lost 64.7 percent. Another contributor over the fiscal year was Amphastar Pharmaceuticals, Inc. (AMPH) (holding weight*: 1.01 percent). AMPH is a bio- pharmaceuticals company that develops and manufactures injectable, inhalation, and intranasal products. AMPH continued to report earnings that impressed investors, leading to multiple sell-side analysts upgrading their view on the stock. In addition, AMPH reported that its new drug application for Ephinephrine pre -filled syringes had been approved by the Food & Drug Administration. Over the fiscal year, AMPH rose 65.4 percent. Within the materials sector, Cabot Corporation (CBT) (holding weight*: 1.36 percent), contributed meaningfully to performance. CBT operates as a specialty chemicals and performance materials company. CBT reported earnings that exceeded expectations as a recovery in demand from the COVID pandemic and a strategic acquisition boosted investor sentiment in the stock. Additionally, CBT reported that they would acquire a leading producer of furnace grade carbon black, in hopes of expanding their battery materials division. The acquisition would enable CBT to better meet demand for lithium-ion batteries, while also running operations in a sustainable way. Over the fiscal year, CBT gained 40.7 percent.

The largest detractor from Fund performance over the fiscal year was Chimera Investment Corporation (CIM) (holding weight*: 0.87 percent). CIM is a real estate investment trust (REIT) that invests in a portfolio of mortgage assets, including mortgage loans, mortgage-backed securities, and other real estate related securities. CIM, like other REITs, have seen its values plummet recently as rising interest rates and persistent inflation have significantly impacted the demand for real estate. Over the fiscal year, CIM lost 50.9 percent. Within the consumer discretionary sector, Abercrombie & Fitch Company (ANF) (holding weight*: 0.70 percent), a specialty retailer offering an assortment of apparel, personal care products, and other accessories, detracted from relative performance over the fiscal year. ANF recently reported sales that declined year-over-year, leading to a net loss in earnings, compared to a healthy profit a year ago. ANF also provided bleak guidance as rising inventories, temporary store closures, and a slowdown in consumer spending are expected to hurt potential growth. Over the fiscal year, ANF fell 55.5 percent. Another detractor from Fund performance over the fiscal year was Owens & Minor, Inc. (OMI) (holding weight*: 0.80 percent). OMI is a global provider of healthcare solutions, providing supplies, supply chain services, and distribution services. OMI released preliminary guidance for its quarterly earnings that showed a lower earnings estimate than anticipated. The primary reason for the revised earnings number is due to a backlog in customer inventories, coupled with lower than expected medical procedure volume. Over the fiscal year, OMI dropped 52.6 percent.

Sub-Adviser Outlook

The Sub-Adviser believes the outlook for value stocks remains attractive, despite headwinds, such as persistent inflation, potentially aggressive monetary tightening, and continued geopolitical turmoil. With a potential recession on the horizon, the Sub-Adviser prefers stocks with attractive valuation factors, as these stocks have outperformed the broader market over two of the larger recessions in recent memory (the Great Financial Crisis in 2008 and the technology bubble in 2001) while past performance is not indicative of future results. As always, the Sub-Adviser will select stocks that can be identified through a systematic, risk-controlled, repeatable approach, avoiding sector rotation and market timing.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2022.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2022

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	(7.65)%	4.77%	8.96%
Class A with load of 5.75%	(13.22)%	3.27%	8.04%
Class A without load	(7.91)%	4.50%	8.68%
Class C	(8.54)%	3.73%	7.87%
Russell 2000 Value Index	(10.73)%	5.31%	9.37%
Morningstar Small Cap Value Category	(7.48)%	5.49%	9.11%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.05% for Class N, 2.05% for Class C and 1.30% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 99.5%
	AEROSPACE & DEFENSE - 1.3%
26,064	Barnes Group, Inc.	$921,884

	AUTOMOTIVE - 1.6%
115,152	American Axle & Manufacturing Holdings, Inc.(a) (c)	1,115,823

	BANKING - 20.3%
16,801	Banner Corporation	1,255,875
35,510	Berkshire Hills Bancorp, Inc. (c)	1,038,668
29,628	Central Pacific Financial Corporation	607,967
27,749	Customers Bancorp, Inc.(a)	934,864
52,034	Eastern Bankshares, Inc.	997,492
27,426	First Bancorp	1,222,377
17,863	First Financial Corporation	866,177
23,013	Hancock Whitney Corporation(c)	1,285,735
23,485	Heartland Financial USA, Inc. (c)	1,158,280
37,795	Heritage Financial Corporation	1,273,313
29,214	Independent Bank Corporation	675,720
35,648	PacWest Bancorp	886,209
28,842	Pathward Financial, Inc.	1,212,229
10,909	UMB Financial Corporation	907,847
		14,322,753
	BIOTECH & PHARMA - 7.0%
31,860	Adicet Bio, Inc.(a) (c)	525,371
23,110	Amphastar Pharmaceuticals, Inc.(a)	714,099
15,929	AnaptysBio, Inc.(a) (c)	459,552
15,726	Anika Therapeutics, Inc.(a)	446,933
21,548	Chinook Therapeutics, Inc.(a)	468,669
12,421	Eagle Pharmaceuticals, Inc.(a)	390,889
18,363	iTeos Therapeutics, Inc.(a)	357,711
17,970	Supernus Pharmaceuticals, Inc.(a) (c)	615,832
28,584	Syndax Pharmaceuticals, Inc.(a) (c)	656,289
26,858	Vanda Pharmaceuticals, Inc.(a)	281,203
		4,916,548

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 99.5% (Continued)
	CHEMICALS - 2.4%
13,043	Cabot Corporation(c)	$958,399
14,461	Minerals Technologies, Inc.	795,500
		1,753,899
	CONTAINERS & PACKAGING - 1.0%
44,227	O-I Glass, Inc.(a) (c)	721,342

	ELECTRIC UTILITIES - 2.4%
20,966	Avista Corporation	860,235
15,288	NorthWestern Corporation	807,665
		1,667,900
	ELECTRICAL EQUIPMENT - 0.9%
9,091	Belden, Inc.	633,006

	FORESTRY, PAPER & WOOD PRODUCTS - 1.1%
13,351	Louisiana-Pacific Corporation(c)	756,334

	GAS & WATER UTILITIES - 2.5%
12,235	Northwest Natural Holding Company(c)	588,381
10,858	SJW Group	767,444
6,646	Spire, Inc. (c)	463,957
		1,819,782
	HEALTH CARE FACILITIES & SERVICES - 2.4%
7,398	Addus HomeCare Corporation(a) (c)	757,703
6,415	National HealthCare Corporation	390,802
33,088	Owens & Minor, Inc. (c)	562,496
		1,711,001
	HOME CONSTRUCTION - 1.2%
10,974	Meritage Homes Corporation(a)	835,780

	HOTEL REIT - 1.2%
52,634	Pebblebrook Hotel Trust(c)	844,249

	INDUSTRIAL INTERMEDIATE PROD - 1.4%
16,267	Mueller Industries, Inc. (c)	1,018,965

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 99.5% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES - 1.2%
6,881	Piper Sandler Cos	$880,562

	INSURANCE - 2.9%
15,478	American Equity Investment Life Holding Company(c)	666,793
10,111	Axis Capital Holdings Ltd.	552,768
17,050	Mercury General Corporation	494,450
1,620	National Western Life Group, Inc., Class A	320,792
		2,034,803
	LEISURE FACILITIES & SERVICES - 1.9%
30,649	Bloomin’ Brands, Inc. (c)	735,882
15,925	Travel + Leisure Company	604,832
		1,340,714
	LEISURE PRODUCTS - 1.0%
8,573	Thor Industries, Inc. (c)	698,442

	MACHINERY - 4.2%
6,794	Alamo Group, Inc.	1,033,232
6,318	Curtiss-Wright Corporation	1,060,350
19,428	Hillenbrand, Inc.	858,329
		2,951,911
	MEDICAL EQUIPMENT & DEVICES - 0.9%
29,521	Avanos Medical, Inc.(a)	653,890

	METALS & MINING - 0.9%
4,457	Encore Wire Corporation(c)	613,239

	MORTGAGE FINANCE - 1.8%
90,902	Chimera Investment Corporation(c)	613,589
57,972	Dynex Capital, Inc. (c)	692,185
		1,305,774
	MULTI ASSET CLASS REIT - 2.3%
68,216	Armada Hoffler Properties, Inc.	797,445
69,097	Global Net Lease, Inc.	846,438
		1,643,883

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 99.5% (Continued)
	OIL & GAS PRODUCERS - 3.4%
11,371	Callon Petroleum Company(a) (c)	$499,869
30,448	PBF Energy, Inc., Class A(a) (c)	1,347,325
16,136	SilverBow Resources, Inc.(a) (c)	572,344
		2,419,538
	OIL & GAS SERVICES & EQUIPMENT - 2.1%
101,159	Archrock, Inc.	759,704
64,718	RPC, Inc.	720,311
		1,480,015
	PUBLISHING & BROADCASTING - 1.1%
44,631	Sinclair Broadcast Group, Inc., Class A(c)	794,878

	REAL ESTATE INVESTMENT TRUSTS - 0.9%
35,892	Broadstone Net Lease, Inc. (c)	615,189

	RETAIL - CONSUMER STAPLES - 1.6%
11,686	Ingles Markets, Inc., Class A	1,102,808

	RETAIL - DISCRETIONARY - 3.5%
28,161	Abercrombie & Fitch Company, Class A(a)	495,070
15,244	Academy Sports & Outdoors, Inc. (c)	671,193
32,834	Ethan Allen Interiors, Inc.	840,222
37,660	Sally Beauty Holdings, Inc.(a) (c)	478,659
		2,485,144
	RETAIL REIT - 4.3%
50,460	Essential Properties Realty Trust, Inc.	1,085,900
73,886	SITE Centers Corporation(c)	914,709
24,509	Spirit Realty Capital, Inc.	951,684
		2,952,293
	SEMICONDUCTORS - 2.7%
32,058	Cohu, Inc.(a)	1,055,350
11,987	Diodes, Inc.(a)	859,108
		1,914,458
	SPECIALTY FINANCE - 2.6%
15,791	Essent Group Ltd.	625,008

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 99.5% (Continued)
	SPECIALTY FINANCE - 2.6% (Continued)
17,614	Mr Cooper Group, Inc.(a) (c)	$695,577
12,738	Stewart Information Services Corporation(c)	496,272
		1,816,857
	SPECIALTY REITS - 0.4%
7,942	EPR Properties	306,561

	TECHNOLOGY HARDWARE - 1.9%
49,184	Knowles Corporation(a)	676,280
18,966	NetScout Systems, Inc.(a)	681,259
		1,357,539
	TECHNOLOGY SERVICES - 3.0%
31,234	Green Dot Corporation, Class A(a)	594,383
37,212	LiveRamp Holdings, Inc.(a)	683,212
7,404	Science Applications International Corporation	802,149
		2,079,744
	TELECOMMUNICATIONS - 0.9%
34,123	EchoStar Corporation, Class A(a) (c)	643,901

	TIMBER REIT - 1.3%
20,992	PotlatchDeltic Corporation	933,934

	TRANSPORTATION & LOGISTICS - 4.4%
10,189	ArcBest Corporation(c)	809,312
11,209	Matson, Inc.	824,758
10,677	Ryder System, Inc.	859,605
33,645	SkyWest, Inc.(a)	594,844
		3,088,519
	WHOLESALE - CONSUMER STAPLES - 0.8%
16,130	Andersons, Inc. (The)	568,905

	WHOLESALE - DISCRETIONARY - 0.8%
28,621	G-III Apparel Group Ltd.(a)	558,110

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 99.5% (Continued)
	TOTAL COMMON STOCKS (Cost $66,115,268)	$70,280,877

	SHORT-TERM INVESTMENTS — 30.6%
	MONEY MARKET FUNDS - 0.5%
326,666	Invesco - Treasury Portfolio, Institutional Class, 3.08% (Cost $326,666)(b)	326,666

	COLLATERAL FOR SECURITIES LOANED – 30.1%
21,269,346	Mount Vernon Liquid Assets Portfolio, LLC, 3.24% (Cost $21,269,346) (b),(d)	21,269,346

	TOTAL INVESTMENTS – 130.1% (Cost $87,711,280)	$91,876,889
	LIABILITIES IN EXCESS OF OTHER ASSETS - (30.1%)	(21,276,907)
	NET ASSETS - 100.0%	$70,599,982

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2022.

(c)	All or a portion of these securities are on loan. Total loaned securities had a value of $20,643,100 at October 31, 2022.

(d)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Collateral for Securities Loaned	23.1%	Retail - Discretionary	2.7%
Banking	15.6%	Oil & Gas Producers	2.6%
Biotech & Pharma	5.4%	Technology Services	2.3%
Transportation & Logistics	3.4%	Insurance	2.2%
Retail REIT	3.2%	Others	36.3%
Machinery	3.2%	Total	100.0%

*     Based on total value of investments as of October 31, 2022. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Focused Large Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (The Ithaka Group, LLC)

Asset Class Recap

At the close of the most recent fiscal year, investors had still not received clarity on when the economy may officially be in a recession, nor a conclusion to the Russia/Ukraine war, and inflation continued to come in at historically high levels despite the Federal Open Market Committee’s aggressive rate increases. The quarter over quarter reading for GDP that arrived in late October 2022 was the first positive percentage change since the reading reported in March 2022. The contraction in GDP combined with elevated inflation fueled the risk -off sentiment in the markets. This uncertainty surrounding an eventual economic recovery correlated with the compounding declines in the equity markets through the end of the fiscal year. In the final three months of the fiscal year, large cap growth stocks, as measured by the Russell 1000 Growth Index, declined 8.9 percent, which brought performance to a negative 24.6 percent for the 12-month period ended October 31, 2022. Value stocks fared better, as the Russell 3000 Value Index declined 2.4 percent during the fourth fiscal quarter. This latest decline for value stocks brought the performance for the 12-month period ended October 31, 2022 to negative 7.3 percent.

Allocation Review

When considering large cap growth sectors that comprise more than 5 percent of the Russell 1000 Growth Index, not a single sector ended the fiscal year in positive territory. The largest sectors in the index, technology and consumer discretionary, declined 27.5 percent and 34.1 percent, respectively. When aggregating the weights of these two sectors together, they comprise nearly 67 percent of the index, with the technology sector alone making up 46.6 percent of the index. Therefore, much of the performance of large cap growth stocks was dictated by the overall direction of these largest sectors, primarily technology. Although the Fund consistently had a lower exposure to the technology sector than the index, the Sub-Adviser’s security selection within the sector broadly detracted from overall performance. Similarly, the Fund had an overweight to the health care sector, but the security selection faltered in the sector. The Fund was overweight the consumer discretionary sector, which was the poorest performing sector in the index, detracting from relative performance over the fiscal year. The Fund did not have any exposure to the producer durables sector during the fiscal year, which also detracted from relative performance, as the sector declined only 7.9 percent. Another large sector in the Fund was the financial services sector, which represented the largest relative overweight, with the Fund having nearly double the index’s exposure. The Sub-Adviser’s security selection detracted within the sector, performing similarly to the other sectors within the Fund for the fiscal year.

Holdings Insights

Given the predominately negative performance backdrop for large cap growth stocks, there were fewer positive performers than negative performers within the Fund during the fiscal year. The Fund held some relatively strong performers in the final fiscal quarter, such as Netflix Inc. (NFLX) (holding weight*: 2.22 percent), the global movie and streaming subscription service, which increased 29.8 percent during the fourth fiscal quarter, and DexCom, Inc. (DXCM) (holding weight*: 4.06 percent), a company that develops, manufactures, produces, and distributes continuous glucose monitoring systems for diabetes management, which increased 47.2 percent. However, despite the significant increases in the final three months of the fiscal year, both of these holdings were still negative for the 12-month period ended October 31, 2022, with NFLX down 57.7 percent and DXCM down 22.5 percent. Therefore, this more recent surge served to recover a meaningful portion of losses sustained earlier in the fiscal year. One of the Fund’s holdings that increased enough in the final fiscal quarter to end the 12-month period in positive territory was Tractor Supply Company (TSCO) (holding weight*: 3.27 percent), a retailer of farm and pet supplies. TSCO increased 15.3 percent during the final three months, which put its performance for the fiscal year at 2.9 percent.

Some Fund holdings continued to struggle in the final months of the fiscal year. This included Amazon.com Inc. (AMZN) (holding weight*: 6.51 percent), the online marketplace and web-services behemoth. AMZN declined 24.1 percent during the fourth fiscal quarter, which also displaced it from retaining its position as the largest holding in the Fund. Instead, the largest holding in the Fund at the end of the fiscal year was Mastercard, Inc. (MA) (holding weight*: 7.43 percent), a global payment-processor, primarily between banks, merchants, and card-carrying customers of those merchants. MA decreased 7.1 percent during the final fiscal quarter, which resulted in a 1.6 percent decline for the fiscal year. Although negative, this was the fourth-best performing holding over the fiscal year. The worst performing holding in the Fund during the final three-month period was Advanced Micro Devices, Inc. (AMD) (holding weight*: 1.39 percent), a producer of microprocessors and chipsets. AMD plummeted 36.4 percent over the three-month period, which brought its return for the fiscal year down to a negative 50.1 percent.

Sub-Adviser Outlook

The Sub-Adviser maintains a concentrated portfolio of holdings, which has resulted in higher volatility and a larger decline during the fiscal year. As the Sub-Adviser is still confident in the future prospects of many of the holdings that declined, the Fund continues to hold what the Sub-Adviser believes to be the strongest growth stocks, primarily focusing on free-cash-flow and fundamental factors that traditionally support long-term growth. Despite recent performance headwinds, the Fund continues to hold an array of stocks ranging from cloud-based technologies to brick-and-mortar retailers. The Sub-Adviser is optimistic that remaining concentrated in the Fund’s number of holdings will prove to be more impactful to the Fund’s out performance relative to its benchmark index over the long term than the impact of sector weightings.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2022.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2022

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	(39.47)%	9.74%	11.67%
Class A with load of 5.75%	(43.10)%	8.18%	10.74%
Class A without load	(39.62)%	9.47%	11.39%
Class C	(40.07)%	8.65%	10.56%
Russell 1000 Growth Index	(24.60)%	12.59%	14.69%
Morningstar Large Cap Growth Category	(28.57)%	9.11%	11.94%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.12% for Class N, 2.12% for Class C and 1.37% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM FOCUSED LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 95.9%
	ASSET MANAGEMENT - 1.5%
29,180	Blackstone, Inc.(a)	$2,659,465

	E-COMMERCE DISCRETIONARY - 8.7%
111,680	Amazon.com, Inc.(b)	11,440,499
4,184	MercadoLibre, Inc.(b)	3,772,378
		15,212,877
	INTERNET MEDIA & SERVICES - 2.2%
13,393	Netflix, Inc.(b)	3,909,149

	LEISURE FACILITIES & SERVICES - 3.2%
3,793	Chipotle Mexican Grill, Inc.(a),(b)	5,683,166

	MEDICAL EQUIPMENT & DEVICES - 14.1%
12,404	Align Technology, Inc.(b)	2,410,097
59,058	DexCom, Inc.(a),(b)	7,133,026
54,203	Edwards Lifesciences Corporation(b)	3,925,923
18,284	Insulet Corporation(a),(b)	4,732,082
26,270	Intuitive Surgical, Inc.(b)	6,474,767
		24,675,895
	RETAIL - DISCRETIONARY - 7.2%
12,122	Burlington Stores, Inc.(a),(b)	1,732,961
15,577	Lululemon Athletica, Inc.(b)	5,125,456
26,131	Tractor Supply Company(a)	5,742,810
		12,601,227
	SEMICONDUCTORS - 13.3%
40,758	Advanced Micro Devices, Inc.(b)	2,447,925
10,404	ASML Holding N.V. - ADR	4,915,058
44,337	Marvell Technology, Inc.	1,759,292
65,015	NVIDIA Corporation	8,775,075
45,653	QUALCOMM, Inc.	5,371,532
		23,268,882
	SOFTWARE - 24.5%
18,030	Adobe, Inc.(b)	5,742,555
55,638	Microsoft Corporation	12,915,248

See accompanying notes which are an integral part of these financial statements.

DUNHAM FOCUSED LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 95.9% (Continued)
	SOFTWARE - 24.5% (Continued)
43,467	Salesforce, Inc.(b)	$7,067,300
27,166	ServiceNow, Inc.(b)	11,429,823
36,082	Veeva Systems, Inc., Class A(a),(b)	6,059,611
		43,214,537
	TECHNOLOGY HARDWARE - 6.0%
68,373	Apple, Inc.	10,484,316

	TECHNOLOGY SERVICES - 15.2%
41,923	Block, Inc., Class A(b)	2,518,315
39,818	Mastercard, Inc., Class A	13,067,471
33,911	PayPal Holdings, Inc.(b)	2,834,281
40,010	Visa, Inc., Class A(a)	8,288,472
		26,708,539

	TOTAL COMMON STOCKS (Cost $127,336,616)	168,418,053

	SHORT-TERM INVESTMENTS — 27.1%
	MONEY MARKET FUND – 4.2%
7,361,948	STIT - Treasury Obligations Portfolio, 3.12%(c)	7,361,948

	COLLATERAL FOR SECURITIES LOANED - 22.9%
40,261,170	Mount Vernon Liquid Assets Portfolio, LLC, 3.24% (c),(d)	40,261,170

	TOTAL SHORT-TERM INVESTMENTS (Cost $47,623,118)	47,623,118

	TOTAL INVESTMENTS – 123.0% (Cost $174,959,734)	$216,041,171
	LIABILITIES IN EXCESS OF OTHER ASSETS - (23.0)%	(40,422,285)
	NET ASSETS - 100.0%	$175,618,886

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

(a)	All or a portion of these securities are on loan. Total loaned securities had a value of $39,116,778 at October 31, 2022.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2022.

(d)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

DUNHAM FOCUSED LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Portfolio Composition * - (Unaudited)
Technology	48.0%	Short-Term Investment	3.4%
Collateral for Securities Loaned	18.7%	Communications	1.8%
Consumer Discretionary	15.5%	Financials	1.2%
Health Care	11.4%	Total	100.0%

*	Based on total value of investments as of October 31, 2022. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Small Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (Pier Capital, LLC)

Asset Class Recap

Global equity markets experienced significant volatility over the fiscal year ended October 31, 2022, as headwinds such as persistent COVID cases, supply chain disruptions, and elevated inflation, impacted businesses and consumers. Inflation, as measured by the Consumer Price Index, peaked at 9.1 percent year-over-year in June, marking the largest annual increase in 40 years. The heightened inflation was in large part caused by an influx of fiscal stimulus at the onset of the COVID pandemic, supply chain disruptions as a result of global lockdowns, and a geopolitical conflict between Russia and Ukraine. To combat the elevated inflation, the Federal Reserve (Fed) decided to raise interest rates by 300 basis points, with the last three increases in the policy rate being 75 basis points each. The increase in interest rates, combined with stubborn inflation, led to a global sell-off in traditional asset classes, such as equity and fixed income. Historically higher-risk assets, such as small cap stocks, growth stocks, and high-yield bonds, underperformed the broader market. Small cap stocks, as measured by the Russell 2000 Index, fell 18.6 percent, trailing their large cap peers, as measured by the S&P 500 Index, by 4.0 percent. When comparing small cap value and small cap growth stocks, small cap value stocks, as measured by the Russell 2000 Value Index, significantly outperformed their small cap growth counterparts, as measured by the Russell 2000 Growth Index, ahead by 15.2 percent. Over the fiscal year, small cap growth stocks fell 26.0 percent.

Allocation Review

The sector allocation within the Fund is predominantly a result of the Sub-Adviser’s bottom-up stock selection. With that being said, the sector that contributed the most to Fund performance over the fiscal year was consumer discretionary. The Sub-Adviser’s strong stock selection, specifically within the restaurant industry, coupled with their relative overweight allocation, contributed meaningfully to returns. Another sector that contributed to performance was the financial services sector, with superior security selection driving outperformance. The sector that detracted the most from performance over the fiscal year was the technology sector as the Sub-Adviser’s overweight allocation in tandem with poor security selection dragged on performance. In addition, the Sub-Adviser’s underweight to the energy sector detracted from relative performance as the sector within the benchmark provided one of the few positive absolute returns over the fiscal period.

Holdings Insights

The largest contributor to Fund performance over the fiscal year came from a security not held, Asana, Inc. (ASAN) (holding weight*: not held). ASAN operates a work management platform for enterprises. Over the fiscal year, ASAN consistently reported impressive sales, as the software-as-a-service company continued to gain market-share. While sales were stellar given the challenging market environment, investor sentiment soured after financial results highlighted the significant spend on advertising and negative free cash flow. Over the fiscal year, ASAN lost 84.8 percent. Another contributor over the fiscal year was Apellis Pharmaceuticals, Inc. (APLS) (holding weight*: 0.65 percent). APLS is a biopharmaceutical company that focuses on the development of therapeutics for autoimmune and inflammatory diseases. APLS has made steady progress with its lead drug, Empaveli, a monotherapy treatment for adult patients suffering from paroxysmal nocturnal hemoglobinuria (PNH). In addition, APLS announced that their pegcetacoplan treatment showed a meaningful reduction in the spread of genetic atrophy (GA). Over the fiscal year, APLS gained 96.8 percent. Within the consumer discretionary sector, elf Beaty, Inc. (ELF) (holding weight*: 1.31 percent), a cosmetics and skin care products provider, also contributed meaningfully to relative Fund performance, gaining 33.9 percent. In the most recent fiscal quarter, ELF reported earnings that handily exceeded expectations, up 69 percent over consensus. In addition, sales increased 26 percent driven by an increase in both domestic and international spending.

The largest detractor from Fund performance over the fiscal year was Eventbrite, Inc. (EB) (holding weight*: 0.87 percent). EB operates as a self-service ticketing and experience technology platform that services event creators. EB struggled through the COVID pandemic as demand for in-person events came down due to restrictive COVID lockdowns. When lockdowns eased, EB saw an influx of demand, leading to a meaningful increase in sales. However, in the most recent fiscal quarter, EB posted a net loss, which led many investors to flee E B and move into safer assets. Over the fiscal year, EB dropped 67.5 percent. Another detractor over the fiscal year was Freshpet, Inc. (FRPT) (holding weight*: 1.03 percent). FRPT manufactures and markets natural fresh meals and treats for pets. Over the fiscal year, FRPT consistently reported earnings that came in negative as high costs decreased margins. While the demand for pets and pet products increased during the COVID pandemic as more individuals prioritized life at home, the valuation and fundamentals began to appear stretched, leading to a steep sell-off in FRPT. Over the fiscal year, FRPT fell 62.2 percent. Within the technology sector, Elastic N.V. (ESTC) (holding weight*: 0.92 percent), a public and private-cloud search company, detracted from Fund performance. ESTC has seen its sales increase significantly over the fiscal year, however, losses continue to increase, leading some investors to sell-out of the high-flying growth stock. While guidance suggests sales are likely to continue increasing, expenses may weigh on margins and outweigh any profitability in the foreseeable future. Over the fiscal year, ESTC lost 63.1 percent.

Sub-Adviser Outlook

The Sub-Adviser believes that many of the themes that affected markets last fiscal quarter, such as persistent COVID cases, supply chain disruptions, inflation, and tightening monetary policy, may continue to impact markets in the near future. Inflation and the Federal Reserve’s response continue to be at the forefront of the Sub-Adviser’s mind, with a potential recession on the horizon. Despite the negative headwinds, consumer spending has not come down meaningfully and the labor market appears stronger than it was prior to the COVID pandemic. The Sub-Adviser has navigated multiple market cycles before and will continue to remain true to its diligent investment process, seeking those companies and industries in what they believe to be high-growth markets.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2022.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2022

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	(37.42)%	8.62%	11.64%
Class A with load of 5.75%	(41.15)%	7.07%	10.70%
Class A without load	(37.55)%	8.35%	11.36%
Class C	(37.99)%	7.55%	10.53%
Russell 2000 Growth Index	(26.02)%	5.17%	10.15%
Morningstar Small Cap Growth Category	(27.84)%	7.02%	10.30%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.83% for Class N, 2.83% for Class C and 2.08% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 95.3%
	AEROSPACE & DEFENSE - 1.5%
21,950	Hexcel Corporation	$1,222,615

	APPAREL & TEXTILE PRODUCTS - 1.6%
5,485	Crocs, Inc.(a)	388,064
2,438	Deckers Outdoor Corporation(a)	853,129
		1,241,193
	BANKING - 5.1%
26,819	First Merchants Corporation	1,204,173
21,426	Glacier Bancorp, Inc.	1,227,282
26,367	Seacoast Banking Corp of Florida	814,740
5,000	Signature Bank(b)	792,650
		4,038,845
	BIOTECH & PHARMA - 8.3%
43,940	Alector, Inc.(a)	404,248
28,741	Allogene Therapeutics, Inc.(a),(b)	296,032
29,510	ALX Oncology Holdings, Inc.(a),(b)	358,251
42,147	Anavex Life Sciences Corporation(a),(b)	512,929
8,454	Apellis Pharmaceuticals, Inc.(a)	511,382
20,019	Halozyme Therapeutics, Inc.(a)	957,109
7,842	Immunocore Holdings plc - ADR(a)	448,092
16,032	Intra-Cellular Therapies, Inc.(a),(b)	732,181
26,184	IVERIC bio, Inc.(a)	626,321
17,190	Maravai LifeSciences Holdings, Inc.(a)	285,354
142,486	MaxCyte, Inc.(a)	986,004
9,529	Vaxcyte, Inc.(a)	415,560
		6,533,463
	COMMERCIAL SUPPORT SERVICES - 1.0%
5,005	FTI Consulting, Inc.(a)	778,928

	ELECTRICAL EQUIPMENT - 3.1%
23,219	Bloom Energy Corporation, Class A(a)	434,427
20,580	BWX Technologies, Inc.	1,172,648
17,731	Itron, Inc.(a)	866,869
		2,473,944

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 95.2% (Continued)
	ENGINEERING & CONSTRUCTION - 5.0%
9,863	Exponent, Inc.	$939,549
10,415	MasTec, Inc.(a),(b)	802,788
22,601	Montrose Environmental Group, Inc.(a)	989,472
27,724	WillScot Mobile Mini Holdings Corporation(a)	1,179,102
		3,910,911
	HEALTH CARE FACILITIES & SERVICES - 6.1%
6,634	Amedisys, Inc.(a)	647,412
5,111	Catalent, Inc.(a)	335,946
8,461	HealthEquity, Inc.(a)	659,197
26,713	Option Care Health, Inc.(a)	808,335
13,372	Progyny, Inc.(a)	594,653
52,658	RadNet, Inc.(a)	1,006,820
19,550	SI-BONE, Inc.(a)	380,052
14,656	Surgery Partners, Inc.(a),(b)	398,497
		4,830,912
	HOME CONSTRUCTION - 0.7%
9,150	Skyline Champion Corporation(a)	532,622

	HOUSEHOLD PRODUCTS - 3.1%
23,773	elf Beauty, Inc.(a)	1,028,420
17,652	Inter Parfums, Inc.	1,427,694
		2,456,114
	INDUSTRIAL INTERMEDIATE PROD - 1.1%
3,849	Chart Industries, Inc.(a),(b)	857,865

	INSTITUTIONAL FINANCIAL SERVICES - 2.4%
7,600	Evercore, Inc., Class A	798,760
12,087	Houlihan Lokey, Inc.	1,079,611
		1,878,371
	INTERNET MEDIA & SERVICES - 2.4%
103,597	Eventbrite, Inc., Class A(a),(b)	680,632
33,766	Pinterest, Inc., Class A(a)	830,644
5,446	TechTarget, Inc.(a)	351,539
		1,862,815

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 95.2% (Continued)
	LEISURE FACILITIES & SERVICES - 6.7%
13,470	Dutch Bros, Inc.(a),(b)	$497,178
43,066	OneSpaWorld Holdings Ltd.(a)	390,609
12,393	Papa John’s International, Inc.(b)	900,104
6,704	Planet Fitness, Inc., Class A(a)	438,978
17,421	Shake Shack, Inc., Class A(a),(b)	968,085
10,198	Texas Roadhouse, Inc.	1,009,091
7,377	Wingstop, Inc.(b)	1,168,442
		5,372,487
	LEISURE PRODUCTS - 1.2%
2,842	Axon Enterprise, Inc.(a)	413,340
5,811	Fox Factory Holding Corporation(a)	510,497
		923,837
	MACHINERY - 2.9%
8,037	Lindsay Corporation	1,360,665
6,856	MSA Safety, Inc.	920,349
		2,281,014
	MEDICAL EQUIPMENT & DEVICES - 8.7%
114,158	Adaptive Biotechnologies Corporation(a)	888,150
70,236	Alphatec Holdings, Inc.(a),(b)	719,217
31,629	BioLife Solutions, Inc.(a)	743,914
148,337	Cerus Corporation(a),(b)	542,913
11,140	Inari Medical, Inc.(a)	857,000
3,300	Insulet Corporation(a)	854,073
9,684	Lantheus Holdings, Inc.(a)	716,519
4,079	Repligen Corporation(a)	744,377
17,193	Silk Road Medical, Inc.(a)	757,867
		6,824,030
	RENEWABLE ENERGY - 1.3%
26,481	Fluence Energy, Inc.(a),(b)	395,361
2,903	SolarEdge Technologies, Inc.(a)	667,777
		1,063,138
	RETAIL - CONSUMER STAPLES - 2.3%
6,304	Five Below, Inc.(a)	922,590

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 95.2% (Continued)
	RETAIL - CONSUMER STAPLES - 2.3% (Continued)
16,254	Ollie’s Bargain Outlet Holdings, Inc.(a),(b)	$910,224
		1,832,814
	RETAIL - DISCRETIONARY - 1.0%
13,688	Freshpet, Inc.(a),(b)	806,908

	SEMICONDUCTORS - 7.4%
18,575	Aehr Test Systems(a),(b)	382,088
40,076	Allegro MicroSystems, Inc.(a)	1,018,332
6,572	Axcelis Technologies, Inc.(a)	381,176
15,116	Azenta, Inc.	671,150
15,154	Lattice Semiconductor Corporation(a)	735,121
10,982	Onto Innovation, Inc.(a)	734,037
7,447	Power Integrations, Inc.	496,789
5,909	Silicon Laboratories, Inc.(a),(b)	679,062
9,379	Wolfspeed, Inc.(a)	738,596
		5,836,351
	SOFTWARE - 14.8%
12,774	Alteryx, Inc., Class A(a)	622,477
1,523	Appfolio, Inc., Class A(a)	190,939
12,680	Blackline, Inc.(a)	710,080
5,397	Calix, Inc.(a)	397,435
5,855	Crowdstrike Holdings, Inc., Class A(a)	943,825
30,850	DoubleVerify Holdings, Inc.(a),(b)	901,745
27,227	Doximity, Inc.(a),(b)	720,699
4,177	Duolingo, Inc.(a)	341,846
14,940	Dynatrace, Inc.(a),(b)	526,486
11,302	Elastic N.V.(a)	722,763
48,699	Expensify, Inc.(a)	637,470
12,861	Five9, Inc.(a)	775,004
17,643	Jamf Holding Corporation(a),(b)	417,610
33,080	JFrog Ltd.(a)	840,232
25,636	KnowBe4, Inc.(a)	630,133
5,356	Omnicell, Inc.(a)	414,126
13,858	Sprout Social, Inc., Class A(a)	836,053

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 95.32% (Continued)
	SOFTWARE - 14.8% (Continued)
22,221	ZoomInfo Technologies, Inc., Class A(a),(b)	$989,501
		11,618,424
	TECHNOLOGY HARDWARE - 1.8%
12,751	Fabrinet(a)	1,458,714

	TECHNOLOGY SERVICES - 4.1%
19,831	MAXIMUS, Inc.	1,222,978
21,509	Shift4 Payments, Inc.(a),(b)	988,769
12,536	WNS Holdings Ltd. - ADR(a)	1,079,099
		3,290,846
	TRANSPORTATION & LOGISTICS - 0.7%
19,538	Air Transport Services Group, Inc.(a)	570,510

	WHOLESALE - CONSUMER STAPLES - 1.0%
22,826	Grocery Outlet Holding Corporation(a),(b)	789,095

	TOTAL COMMON STOCKS (Cost $72,882,761)	75,286,766

	SHORT-TERM INVESTMENTS — 22.1%
	MONEY MARKET FUND - 4.1%
3,295,839	Fidelity Government Portfolio Institutional Class, 2.86%(c)	3,295,839

	COLLATERAL FOR SECURITIES LOANED - 18.0%
14,217,406	Mount Vernon Liquid Assets Portfolio, LLC, 3.24%(c)(d)	14,217,406
	TOTAL SHORT-TERM INVESTMENTS (Cost $17,513,245)	17,513,245

	TOTAL INVESTMENTS - 117.4% (Cost $90,396,006)	$92,800,011
	LIABILITIES IN EXCESS OF OTHER ASSETS - (17.4)%	(13,731,408)
	NET ASSETS - 100.0%	$79,068,603

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

LTD	- Limited Company

PLC	- Public Limited Company

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $13,791,494 at October 31, 2022.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2022.

(d)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Technology	23.9%	Financials	6.4%
Health Care	19.6%	Consumer Staples	5.5%
Collateral For Securities Loaned	15.3%	Short-Term Investment	3.6%
Industrials	13.0%	Communications	2.0%
Consumer Discretionary	9.6%	Energy	1.1%
		Total	100.0%

*     Based on total value of investments as of October 31, 2022. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Emerging Markets Stock Fund (Unaudited)
Message from the Sub-Adviser (NS Partners Ltd.)

Asset Class Recap

Emerging markets underperformed developed markets to begin the fiscal year, due to an increase in political risks, heightening geopolitical tensions, as well as a more aggressive tightening by the United States Federal Reserve. Throughout the fiscal year, these themes persisted as the conflict between Russia and Ukraine saw no signs of abating and central banks appeared determined to combat inflation by tightening monetary policy regardless of its impact on the global economy. Pronounced weakness throughout the fiscal year and most recent fiscal quarter came from China as the country continued to be plagued by economic and regulatory challenges. In the previous quarter Chinese equity markets rebounded slightly as lockdown measures in China began to be lifted, and authorities increased stimulus measures. President Xi Jinping reassured investors that regulation on key sectors would ease and they would prioritize economic growth. However in the most recent fiscal quarter, geopolitical tensions over Taiwan, weakness in the real estate market, and muted economic growth caused Chinese markets to sell off. Also adding to pessimism was Jinping’s control over the country. As he secured a rare third term in office, he cemented his power by packing the party’s highest ranks with those loyal to him. Investors may be concerned that this power will provide a means to continue the “Covid-Zero” policy and other policies that could continue to hamper growth in the country. Over the most recent fiscal quarter ended October 31, 2022, emerging markets stocks, as measured by the MSCI Emerging Markets Index, declined 31.0 percent. Emerging markets stocks underperformed international developed markets, as measured by the MSCI EAFE Index, as they decreased 23.0 percent over the fiscal quarter.

Allocation Review

Over the most recent fiscal year, stock selection strongly contributed to Fund performance. The Fund experienced positive contributions from stock selection within South Korea, Brazil, and India, overshadowing the adverse effect of stock selection in China, Philippines, and Taiwan. Conversely, The Fund’s country allocation detracted from performance, with the most meaningful negative impact coming from the underweight to Brazil. Through the first three quarters of the fiscal year, the Sub-Adviser increased the exposure to China amid a slew of encouraging signs. The Sub- Adviser believed that regulatory risk and the Covid-zero policy were not going away, but these risks were easing. Additionally, they viewed the uptick in liquidity as a positive sign for future spending in the country. However, in the most recent fiscal quarter, the exposure was reduced due to the ramping up of the Biden administration’s war on Chinese technology companies along with President Xi’s takeover of economic policymaking, which the Sub-Adviser views as a potential headwind to long-term economic growth. Outside of China, the Sub-Adviser increased the exposure to India, Indonesia, and Brazil, while reducing the weighting to Taiwan and Thailand. From a sector perspective, the exposure to the technology and energy sectors contributed to Fund performance, while the exposure to the materials and utilities sectors aided positive Fund performance.

Holdings Insights

Many of the strongest performing positions within the Fund over the fiscal year came from the exposure to India. This includes Varun Beverages Ltd. (VML IN) (holding weight*: 2.87 percent), an Indian company that produces, bottles, and distributes beverages, as it increased 68.1 percent over the fiscal year. Throughout the fiscal year, VML IN expanded capacity, continued to gain market share, and earnings reports revealed the company continued to increase profits. The Sub-Adviser also believes that investors are enthusiastic about the company’s future growth prospects as they have introduced new products, such as sports drinks, to target underpenetrated market segments. Also within India, Max Healthcare Institute Ltd. (BMB2291) (holding weight*: 2.62 percent) strongly contributed to Fund performance over the fiscal quarter. Max Healthcare Institute Ltd. is an operator of private sector hospitals in and around the Delhi metropolitan area. The Sub-Adviser attributes the impressive performance to continued strong demand, maintaining high occupancy rates, and improving their payer mix, as the portion of government employee insurance patients falls and the number of relatively higher-margin, individual patients rise. The Sub-Adviser believes that the metropolitan footprint is key to the group’s high occupancy and market-leading margins. Over the fiscal quarter, this exposure increased 24.7 percent.

During the previous fiscal quarter, the Sub-Adviser added NIO, Inc. (NIO) (holding weight*: 0.84 percent), a company that designs, manufactures, and sells electric vehicles. NIO declined 51.0 percent in the most recent quarter and fell 41.2 percent since being added to the Fund. Despite the meaningful decline, the Sub-Adviser is optimistic about this position moving forward due to multiple tailwinds for the company. The Sub-Adviser believes that NIO has successfully positioned itself as China’s premium electric vehicle brand and impellent hard-to-replicate ancillary service that enhances the customer experience and also creates a barrier to exit. The Sub-Adviser also believes that profit margins will rise in the future as a result of their move to subscriptions for driver assistance and battery services, leading them to profitability by 2024 with positive free cash flow. Another position that detracted from Fund performance was Contemporary Amperex Technology Company Ltd. (“CATL”) (BHQPSY7) (holding weight*: 1.59 percent), a Chinese battery manufacturer and technology company. Over the fiscal year, CATL declined 48.8 percent amid concerns about slowing electric vehicle sales.

Elsewhere, exposures within Europe provided mixed results over the fiscal year. Mytilineos S.A. (5898664) (holding weight*: 0.42 percent), a Greek company that provides energy infrastructure construction and utility services, positively contributed to Fund Performance. The company’s management proactively invested in decarbonization projects over the last couple of years. Over the most recent fiscal quarter and full fiscal year, this company has benefited from higher oil prices, driving consumers to reliable alternative energy sources. Since being added to the Fund in January, this position increased 11.2 percent. Wizz Air Holdings plc (WIZZ LN) (holding weight*: 0.25 percent), an Eastern European airline. WIZZ LN struggled during the fiscal year by falling 68.9 percent amid geopolitical tensions, high oil prices, and labor shortages.

Sub-Adviser Outlook

The Sub-Adviser believes monetary authorities have overdone monetary policy making a global recession likely irreversible. Therefore, security and country selection will be critical for the rest of 2022 and 2023. The Sub-Adviser will focus on high-quality stocks with stable return on invested capital. The Sub-Adviser views global real money momentum to be bottoming as inflation peaks and is optimistic of economic stabilization in the middle of 2023. The Sub-Adviser will remain defensive until they uncover evidence of yields peaking, inflation easing, a pickup in earnings revisions, and a softening of the U.S. dollar. The Sub-Adviser will likely look to add to emerging market cyclical sectors, which are trading at historically cheap levels relative to defensive sectors. The Sub-Adviser has identified positive diverging money trends in China, and it will add exposure if data improves further.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2022.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2022

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	(36.08)%	(4.78)%	(0.62)%
Class A with load of 5.75%	(39.95)%	(6.14)%	(1.44)%
Class A without load	(36.27)%	(5.02)%	(0.85)%
Class C	(36.72)%	(5.73)%	(1.61)%
MSCI Emerging Markets Index (net)	(31.03)%	(3.09)%	0.79%
Morningstar Diversified Emerging Markets Category	(30.58)%	(2.86)%	0.67%

(a)	Total Returns are calculated based on traded NAVs.

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in an index or benchmark.

The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.69% for Class N, 2.69% for Class C and 1.94% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Shares		Fair Value
	CLOSED END FUNDS — 0.8%
	MIXED ALLOCATION - 0.8%
136,545	Vietnam Enterprise Investments Ltd.(a) (Cost $861,698)	$860,112

	COMMON STOCKS — 94.8%
	APPAREL & TEXTILE PRODUCTS - 0.3%
41,200	Shenzhou International Group Holdings Ltd.(e)	286,050

	AUTOMOTIVE - 2.8%
5,717	LG Energy Solution Ltd.(a)	2,111,354
89,100	NIO, Inc. - ADR(a)	861,597
		2,972,951

	BANKING - 16.0%
167,748	Banco Bradesco S.A. - ADR(d)	635,765
36,700	Banco Santander Chile - ADR(d)	529,581
3,572,700	Bank Central Asia Tbk P.T.	2,015,239
207,400	Bank for Foreign Trade of Vietnam JSC	613,560
6,425,200	Bank Rakyat Indonesia Persero Tbk P.T.	1,912,743
3,207,000	CTBC Financial Holding Company Ltd.	2,023,187
265,895	FirstRand Ltd.	929,713
16,600	HDFC Bank Ltd. - ADR(d)	1,034,346
70,900	ICICI Bank Ltd. - ADR	1,562,636
210,148	Itau Unibanco Holding S.A. - ADR(d)	1,223,061
143,800	Kasikornbank PCL - ADR	553,491
1,329,854	Postal Savings Bank of China Company Ltd.	707,242
2,077,000	Public Bank Bhd	1,964,924
152,825	Qatar National Bank QPSC	837,035
		16,542,523
	BEVERAGES - 3.7%
19,800	Heineken Malaysia Bhd	96,643
4,300	Kweichow Moutai Company Ltd.	796,662
232,835	Varun Beverages Ltd.	2,954,763
		3,848,068

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 94.8% (Continued)
	CHEMICALS - 3.4%
7,472,300	AKR Corporindo Tbk P.T.	$746,423
3,419	LG Chem Ltd.	1,497,520
13,000	Sociedad Quimica y Minera de Chile S.A. - ADR	1,217,840
		3,461,783
	CONSUMER SERVICES - 0.9%
1,635,000	China Education Group Holdings Ltd.	957,236

	E-COMMERCE DISCRETIONARY - 5.0%
540,241	Alibaba Group Holding Ltd.(a)	4,200,296
50,046	JD.com, Inc.	911,358
		5,111,654
	ELECTRIC UTILITIES - 0.0%(b)
77,040	ACEN Corporation	8,342

	ELECTRICAL EQUIPMENT - 1.9%
582,724	NARI Technology Company Ltd.	1,956,235

	ENGINEERING & CONSTRUCTION - 1.6%
50,826	Larsen & Toubro Ltd.	1,244,526
25,748	Mytilineos S.A.	431,616
		1,676,142
	ENTERTAINMENT CONTENT - 1.1%
105,190	NetEase, Inc.	1,167,102

	FOOD - 1.2%
5,889,900	Monde Nissin Corporation	1,189,080

	HEALTH CARE FACILITIES & SERVICES - 2.6%
488,926	Max Healthcare Institute Ltd.(a)	2,695,568

	HOME & OFFICE PRODUCTS - 1.3%
531,200	Haier Smart Home Company Ltd., H Shares	1,329,579

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 94.8% (Continued)
	HOUSEHOLD PRODUCTS - 0.3%
809	LG Household & Health Care Ltd.	$288,487

	INSURANCE - 2.7%
229,400	AIA Group Ltd.	1,737,647
115,492	Prudential plc	1,072,823
		2,810,470
	INTERNET MEDIA & SERVICES - 3.6%
140,500	Tencent Holdings Ltd.	3,691,866

	LEISURE FACILITIES & SERVICES - 3.8%
182,930	Jollibee Foods Corporation	730,765
1,217,656	Lemon Tree Hotels Ltd.(a)	1,241,499
776,900	Minor International PCL - ADR(a)	577,304
108,538	OPAP S.A.	1,329,525
		3,879,093
	MACHINERY - 0.9%
485,326	Sany Heavy Industry Company Ltd., Class A	900,185

	MEDICAL EQUIPMENT & DEVICES - 1.5%
35,200	Shenzhen Mindray Bio-Medical Electronics Company	1,572,817

	OIL & GAS PRODUCERS - 2.3%
376,189	Gazprom PJSC (e)	—
89,100	Petroleo Brasileiro S.A. - ADR(d)	1,142,262
259,210	PTT Exploration & Production PCL	1,239,775
		2,382,037
	REAL ESTATE OWNERS & DEVELOPERS - 1.0%
667,729	Indiabulls Real Estate Ltd.(a)	628,571
230,490	Vinhomes JSC	417,470
		1,046,041
	RENEWABLE ENERGY - 3.2%
31,900	Contemporary Amperex Technology Company Ltd.	1,636,359
245,850	LONGi Green Energy Technology Company Ltd., Class A	1,622,901
		3,259,260

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 94.8% (Continued)
	RETAIL - CONSUMER STAPLES - 4.0%
155,400	Atacadao S.A.	$586,109
8,512	Magnit PJSC(e)	—
170,000	President Chain Store Corporation	1,411,599
541,837	Wal-Mart de Mexico S.A.B. de C.V.	2,093,034
		4,090,742
	RETAIL - DISCRETIONARY - 0.6%
1,580,700	Home Product Center PCL	607,638

	SEMICONDUCTORS - 8.0%
16,000	eMemory Technology, Inc.	529,820
49,047	MediaTek, Inc.	892,806
477,806	Taiwan Semiconductor Manufacturing Company Ltd.	5,736,361
18,200	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	1,120,210
		8,279,197
	SPECIALTY FINANCE - 3.3%
115,498	Housing Development Finance Corp Ltd.	3,453,658

	TECHNOLOGY HARDWARE - 6.9%
93,099	Accton Technology Corporation	699,126
155,547	Samsung Electronics Company Ltd.	6,408,143
		7,107,269
	TECHNOLOGY SERVICES - 2.5%
444,328	Shanghai Baosight Software Company Ltd.	2,586,017

	TELECOMMUNICATIONS - 4.3%
227,728	Bharti Airtel Ltd.	2,290,484
7,762,700	Telekomunikasi Indonesia Persero Tbk P.T.	2,175,489
		4,465,973
	TRANSPORTATION & LOGISTICS - 3.2%
185,172	Container Corp Of India Ltd.	1,787,338
185,376	Spring Airlines Company Ltd.(a)	1,235,442
12,888	Wizz Air Holdings plc(a)	252,631
		3,275,411

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 94.8% (Continued)
	WHOLESALE - CONSUMER STAPLES - 0.9%
407,136	Devyani International Ltd.(a)	$953,650

	TOTAL COMMON STOCKS (Cost $115,698,488)	97,852,124

		Expiration Date	Exercise Price
	WARRANT — 0.0%(b)
	LEISURE FACILITIES & SERVICES - 0.0% (b)
26,977	Minor International PCL (Thailand)	07/31/2023	$21.60	5,213
42,772	Minor International PCL (Thailand)	05/08/2023	28.00	3,404
38,762	Minor International PCL (Thailand)	02/16/2024	31.00	3,056
	TOTAL WARRANT (Cost $5,303)			11,673

	SHORT-TERM INVESTMENTS — 8.5%
	MONEY MARKET FUNDS - 4.5%
4,592,216	First American Government Obligations Fund Class X, 2.91% (Cost $4,592,216)(c)			4,592,216

	COLLATERAL FOR SECURITIES LOANED – 4.0%
4,064,003	Mount Vernon Liquid Assets Portfolio, LLC, 3.24% (Cost $4,064,003) (c),(f)			4,064,003

	TOTAL INVESTMENTS – 104.1% (Cost $125,221,708)			$107,380,128
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.1%)			(4,189,019)
	NET ASSETS - 100.0%			$103,191,109

ADR	- American Depositary Receipt

LTD	- Limited Company

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

PT	- Perseroan Terbatas

S/A	- Société Anonyme

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2022.

(d)	All or a portion of these securities are on loan. Total loaned securities had a value of $3,982,690 at October 31, 2022.

(e)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 0.00% of net assets. The total value of these securities are $0.

(f)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 105%.

Portfolio Composition * - (Unaudited)
India	16.1%	Indonesia	6.4%
United States	14.8%	Thailand	3.6%
Hong Kong	13.3%	Great Britain	2.0%
China	12.1%	Mexico	1.9%
Taiwan	9.2%	Others	12.4%
Korea	8.2%	Total	100.0%

*     Based on total value of investments as of October 31, 2022. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham International Stock Fund (Unaudited)
Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

Asset Class Recap

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), fell -24.7 percent during the year ending October 31, 2022 (the “fiscal year”). Across sectors, the only positive performing sector was energy. Conversely, consumer discretionary, information technology, and communication services underperformed. The best performing developed market countries as measured by the Index in local terms during the fiscal year were Norway, up 5.2 percent, and the United Kingdom, up 4.4 percent. The worst performing developed market countries also in local terms were Hong Kong, down 32.0 percent, and the Netherlands, down 28.5 percent. The best performing emerging market countries during the fiscal year as measured by the Index were Turkey, up 148.9 percent, and Chile, up 29.4 percent. The worst performing emerging market countries were China, down 46.3 percent, and Poland, down 35.8 percent.

Allocation Review

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing the most to returns relative to the Index during the fiscal year were: China, mainly due to underweight positioning to both consumer discretionary and communication services sectors, along with overweight positioning coupled with positive selection within the Chinese energy sector; and Turkey, due to overweight positioning to both the financials and industrials sectors. Countries detracting the most relative to the Index included: Russia, primarily due to positioning to the energy and financials sectors and India, due to underweights to the financials and utilities sectors.

Sectors contributing the most to returns relative to the Index during the fiscal year included: Energy, primarily due to overweights and positive selection within the Brazilian and above-mentioned Chinese energy baskets and overweights to United Kingdom energy. The consumer discretionary sector was also a top sector contributor, primarily due to underweights to Chinese consumer discretionary (noted above). Sectors detracting the most relative to the Index included: financials, mainly due to the above-mentioned positioning within Russia; and information technology, largely due to overweights to Dutch information technology and negative selection within Australian and Japanese information technology.

Holdings Insights

Stocks contributing the most to returns relative to the Index during the fiscal quarter included: Turk Hava Yollari AO (THYAO) (holding weight*: 1.79 percent), a Turkish industrials company; Guanghui Energy Company Ltd. (BP3R3N6) (holding weight*: 0.99 percent), a Chinese energy company; and Petroleo Brasiliero S.A. (PETR4 BZ) (holding weight*: 1.46 percent), a Brazilian energy company. THYAO, BP3R3N6, and PETR4 BZ increased 248.2 percent, 30.8 percent, and 85.4 percent, respectively during the fiscal year. Stocks detracting the relative to the Index included: Sberbank of Russia PJSC (SBER RX) (holding weight*: 0.00 percent), a Russian financials company; Lukoil PJSC (LKOH RM) (holding weight*: 0.00 percent), a Russian energy company; and Gazprom PJSC (OGZPY) (holding weight*: 0.00 percent), a Russian energy company. As the trading of these stocks for non-Russian entities was halted, the Fund valued each of these holdings at zero through the end of the fiscal year.

Sub-Adviser Outlook

The Sub-Adviser generally constructs its portfolios by using proprietary econometric models and a proprietary optimization process that balances the trade-off between a stock’s expected return, its contribution to portfolio level risk, portfolio specific restrictions, and its opportunity costs relative to trading costs. As this is performed quantitatively, the Sub-Adviser’s outlook does not play a role in the disciplined investment process.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2022.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2022

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	(23.16)%	1.39%	5.10%
Class A with load of 5.75%	(27.76)%	(0.06)%	4.22%
Class A without load	(23.34)%	1.13%	4.84%
Class C	(23.88)%	0.39%	4.06%
MSCI All Country World ex US Index (net)	(24.73)%	(0.60)%	3.27%
Morningstar Foreign Large Cap Blend Category	(24.05)%	(0.71)%	3.44%

(a)	Total Returns are calculated based on traded NAVs.

The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics dominate.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.92% for Class N, 2.92% for Class C and 2.17% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distribution. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 93.3%
	APPAREL & TEXTILE PRODUCTS - 0.8%
11,041	Cie Financiere Richemont S.A.	$1,079,076

	ASSET MANAGEMENT - 0.1%
11,931	Investor A.B.	194,698

	AUTOMOTIVE - 6.6%
5,000	Aisin Seiki Company Ltd.	128,353
23,857	Bayerische Motoren Werke A.G.	1,872,009
10,835	Continental A.G.	561,034
4,244	Hyundai Mobis Company Ltd.	649,697
5,604	Hyundai Motor Company	295,291
1,761	Kia Motors Corporation	81,679
17,169	Mercedes-Benz Group A.G.	993,464
77,900	Nissan Motor Company Ltd.	248,299
99,253	Stellantis N.V.	1,338,592
26,400	Subaru Corporation	412,668
37,700	Sumitomo Electric Industries Ltd.	393,991
86,464	Tofas Turk Otomobil Fabrikasi A/S	456,210
11,130	Volkswagen A.G.	1,424,219
		8,855,506
	BANKING - 11.5%
1,559,658	Akbank T.A.S.	1,226,053
54,330	Australia & New Zealand Banking Group Ltd.	889,989
2,677	Bancolombia S.A. - ADR	67,915
43,009	Bank Leumi Le-Israel BM	410,754
279,200	Bank of Beijing Company Ltd., Class A	154,569
37,588	Bank of China Ltd. - ADR	302,208
3,575,000	Bank of China Ltd., H Shares	1,151,419
1,700,900	Bank of Communications Company Ltd.	1,037,413
1,150,000	Bank of Communications Company Ltd., H Shares	561,104
145,900	Bank of Jiangsu Company Ltd.	138,409
512,200	Bank of Shanghai Company Ltd., Class A	391,743
31,712	BNK Financial Group, Inc.	142,238

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS
October 31, 2022 (Continued)

Shares		Fair Value
	COMMON STOCKS — 93.3%(Continued)
	BANKING - 11.5% (Continued)
794	BNP Paribas S.A.	$37,222
272,000	Chongqing Rural Commercial Bank Company Ltd., H Shares	82,443
694,354	Haci Omer Sabanci Holding A/S	1,250,452
10,225	Hana Financial Group, Inc.	295,053
112,345	Industrial & Commercial Bank of China Ltd. - ADR	975,155
1,449,000	Industrial & Commercial Bank of China Ltd., H Shares	629,102
114,900	Industrial Bank Company Ltd.	236,906
50,182	ING Groep N.V. – ADR (d)	492,787
12,641	KB Financial Group, Inc.	424,544
449,900	Mebuki Financial Group, Inc.	874,943
22,772	Nordea Bank Abp	217,529
121,567	Quinenco S.A.	322,439
775,890	Sberbank of Russia PJSC(a)(e)	0
2,831	Shinhan Financial Group Company Ltd.	71,817
36,156	Skandinaviska Enskilda Banken A.B.	381,161
58,951	Svenska Handelsbanken A.B., A Shares	547,649
6,000	Swedbank A.B., A Shares	89,437
529,219	Turkiye Garanti Bankasi A/S	668,716
119,320	Turkiye Is Bankasi A/S	59,772
1,284,860,000	VTB Bank PJSC(a)(e)	0
2,410,939	Yapi ve Kredi Bankasi A/S	1,192,874
		15,323,815
	BEVERAGES - 1.2%
16,652	Anheuser-Busch InBev S.A./NV – ADR (d)	834,265
2,961	Diageo plc - ADR(d)	494,398
3,310	Heineken N.V.	276,414
		1,605,077
	BIOTECH & PHARMA - 8.1%
12,451	Bayer A.G.	654,486
58,236	GSK plc - ADR(d)	1,931,688
22,561	Novartis A.G. - ADR	1,830,374
6,834	Novartis A.G.	552,807
8,202	Novo Nordisk A/S, Class B	891,846

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS
October 31, 2022 (Continued)

Shares		Fair Value
	COMMON STOCKS — 93.3%(Continued)
	BIOTECH & PHARMA - 8.1% (Continued)
2,500	Otsuka Holdings Company Ltd.	$80,139
1,857	Recordati Industria Chimica e Farmaceutica SpA	69,749
14,597	Roche Holding A.G.	4,843,258
		10,854,347
	CHEMICALS - 2.5%
16,656	Evonik Industries A.G.	306,738
8,100	Kaneka Corporation	200,865
21,400	Mitsubishi Chemical Group Corporation	96,675
3,200	Nitto Denko Corporation	168,600
10,128	PhosAgro PJSC (e)	0
14,171	Sasol Ltd.	238,254
7,878	Saudi Arabian Fertilizer Company	332,856
6,800	Shin-Etsu Chemical Company Ltd.	706,748
72,200	Toray Industries, Inc.	350,712
6,700	Tosoh Corporation	72,895
1,096	Yara International ASA	48,915
37,372	Yara International ASA - ADR	831,153
		3,354,411
	COMMERCIAL SUPPORT SERVICES - 0.5%
12,994	Randstad N.V.	647,412

	CONSTRUCTION MATERIALS - 0.1%
1,100	AGC, Inc.	34,469
1,997	CRH plc – ADR	72,312
		106,781
	DIVERSIFIED INDUSTRIALS - 0.5%
18,900	Mitsubishi Heavy Industries Ltd.	651,015

	ELECTRIC UTILITIES - 0.9%
1,075	CEZ A/S	35,160
15,700	Chubu Electric Power Company, Inc.	127,801
14,404	E.ON S.E.	120,582
19,994	Engie S.A.	259,710
38,000	Huadian Power International Corp Ltd.	11,412

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS
October 31, 2022 (Continued)

Shares		Fair Value
	COMMON STOCKS — 93.3%(Continued)
	ELECTRIC UTILITIES - 0.9% (Continued)
52,622	Origin Energy Ltd.	$187,967
108,100	Tokyo Electric Power Company Holdings, Inc.(a)	352,154
		1,094,786
	ELECTRICAL EQUIPMENT - 0.6%
27,498	ABB Ltd.	763,627
7,600	Mitsubishi Electric Corporation	66,872
		830,499
	ENGINEERING & CONSTRUCTION - 1.1%
1,198,200	China State Construction Engineering Corp Ltd.	778,795
1,666,800	Metallurgical Corp of China Ltd., Class A	658,647
		1,437,442
	FOOD - 0.3%
741,000	WH Group Ltd.	374,211

	FORESTRY, PAPER & WOOD PRODUCTS - 0.2%
26,060	Svenska Cellulosa A.B. SCA	307,503

	GAS & WATER UTILITIES - 0.0%(b)
2,700	Tokyo Gas Company Ltd.	48,255

	HOME & OFFICE PRODUCTS - 0.0%(b)
1	Arcelik A/S	4

	HOUSEHOLD PRODUCTS - 0.5%
16,400	Shiseido Company Ltd.	566,429
4,040	Unilever plc - ADR	183,860
		750,289
	INDUSTRIAL SUPPORT SERVICES - 0.1%
13,200	Sumitomo Corporation	167,827

	INSTITUTIONAL FINANCIAL SERVICES - 1.5%
3,396	Deutsche Boerse A.G.	552,087
254,000	Haitong Securities Company Ltd.	124,162
110,420	Mirae Asset Daewoo Company Ltd.	279,904

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS
October 31, 2022 (Continued)

Shares		Fair Value
	COMMON STOCKS — 93.3%(Continued)
	INSTITUTIONAL FINANCIAL SERVICES - 1.5% (Continued)
329,400	Nomura Holdings, Inc.	$1,065,961
		2,022,114
	INSURANCE - 6.5%
231,585	China Life Insurance Company Ltd., H Shares	252,532
5,700	COFCO Capital Holdings Company Ltd.	4,606
6,500	Dai-ichi Life Holdings, Inc.	103,241
7,097	Hyundai Marine & Fire Insurance Company Ltd.	165,420
74,000	Japan Post Holdings Company Ltd.	497,636
50,800	MS&AD Insurance Group Holdings, Inc.	1,345,291
4,367	Muenchener Rueckversicherungs-Gesellschaft A.G.	1,152,430
22,464	NN Group N.V.	950,890
1,649,400	People’s Insurance Company Group of China Ltd.	1,096,860
2,312,000	People’s Insurance Company Group of China Ltd., H Shares	638,940
3,712	Samsung Fire & Marine Insurance Company Ltd.	519,610
3,206	Samsung Fire & Marine Insurance Company Ltd. – Pfd.	359,219
28,200	Sompo Holdings, Inc.	1,175,762
5,130	Swiss Re A.G.	381,081
3,500	T&D Holdings, Inc.	34,617
		8,678,135
	MACHINERY - 1.5%
1,374	Accelleron Industries A.G.(a)	23,299
4,000	Keyence Corporation	1,508,312
29,300	Yokogawa Electric Corporation	489,945
		2,021,556
	MEDICAL EQUIPMENT & DEVICES - 0.7%
2,800	Hoya Corporation	260,301
6,700	Shimadzu Corporation	176,503
13,130	Smith & Nephew plc	155,147
7,300	Sysmex Corporation	392,928
		984,879
	METALS & MINING - 4.7%
16,642	Anglo American plc - ADR	250,961
33,742	Anglo American plc	1,010,659

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS
October 31, 2022 (Continued)

Shares		Fair Value
	COMMON STOCKS — 93.3%(Continued)
	METALS & MINING - 4.7% (Continued)
213,900	China Shenhua Energy Company Ltd.	$820,223
16,500	China Shenhua Energy Company Ltd., H Shares	43,343
133,302	Glencore plc	764,188
3,785	MMC Norilsk Nickel PJSC (e)	0
16,735	Rio Tinto Ltd.	949,556
4,296	Rio Tinto plc	224,504
28,104	Rio Tinto plc - ADR(d)	1,499,349
27,683	South32 Ltd.	63,502
43,300	Vale S.A.	561,863
		6,188,148
	OIL & GAS PRODUCERS - 19.3%
1,615	Aker BP ASA	51,302
94,242	BP plc - ADR	3,136,374
115,255	BP plc	637,625
991,900	China Petroleum & Chemical Corporation	553,925
1,294,000	China Petroleum & Chemical Corporation, H Shares	512,843
17,700	ENEOS Holdings, Inc.	58,388
13,665	Eni SpA	179,417
32,540	Eni SpA - ADR	857,104
6,389	Equinor ASA	232,771
2,581	Equinor ASA – ADR(d)	93,639
247,390	Gazprom PJSC(a)(e)	0
87,530	Gazprom PJSC - ADR(a)(e)	0
935,496	Guanghui Energy Company Ltd.	1,317,690
58,300	Idemitsu Kosan Company Ltd.	1,275,661
37,200	Inpex Corporation	375,450
486,725	KOC Holding A/S	1,451,934
24,250	LUKOIL PJSC (e)	0
94,867	MOL Hungarian Oil & Gas plc	569,628
22,511	Motor Oil Hellas Corinth Refineries S.A.	386,779
9,000	OMV A.G.	414,264
2,085,400	PetroChina Company Ltd.	1,365,666
1,184,100	PetroChina Company Ltd., H Shares	452,948
126,800	Petroleo Brasileiro S.A.	815,807

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS
October 31, 2022 (Continued)

Shares		Fair Value
	COMMON STOCKS — 93.3%(Continued)
	OIL & GAS PRODUCERS - 19.3%(Continued)
334,600	Petroleo Brasileiro S.A.	$1,930,547
3,417	Petroleo Brasileiro S.A.-A - ADR(d)	39,330
35,243	Petroleo Brasileiro S.A. - ADR	451,815
85,128	Polskie Gornictwo Naftowe i Gazownictwo S.A.(a)	91,708
13,600	PTT Exploration & Production PCL	65,047
9,462	Repsol S.A.	128,686
117,940	Rosneft Oil Company PJSC (e)	0
9,867	Shell plc – ADR (d)	548,901
156,875	Shell plc	4,345,052
6,830	Tatneft PJSC (e)	0
25,281	TotalEnergies S.E. - ADR	1,384,640
35,014	TotalEnergies S.E.	1,909,546
12,055	Woodside Energy Group Ltd.	278,649
		25,913,136
	OIL & GAS SERVICES & EQUIPMENT - 0.5%
1,256,700	CNOOC Energy Technology & Services Ltd.	489,912
2,292,000	Sinopec Oilfield Service Corporation(a)	137,204
		627,116
	RETAIL - CONSUMER STAPLES - 1.4%
9,055	Carrefour S.A.	145,700
66,193	Cencosud S.A.	88,868
40,756	CK Hutchison Holdings Ltd. - ADR	201,742
62,866	Woolworths Group Ltd.	1,327,383
		1,763,693
	RETAIL - DISCRETIONARY - 0.6%
16,800	Jardine Matheson Holdings Ltd.	773,136

	SEMICONDUCTORS - 3.1%
5,524	ASML Holding N.V.	2,590,443
1,400	ASML Holding N.V. – ADR (d)	661,388
4,157	SK Hynix, Inc.	240,195
55,000	Taiwan Semiconductor Manufacturing Company Ltd.	660,310
		4,152,336

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS
October 31, 2022 (Continued)

Shares		Fair Value
	COMMON STOCKS — 93.3%(Continued)
	SOFTWARE - 0.5%
6,857	SAP S.E.	$659,804

	SPECIALTY FINANCE - 1.0%
58,900	ORIX Corporation	865,135
20,481	Samsung Card Company Ltd.	443,157
		1,308,292
	STEEL - 0.9%
13,970	ArcelorMittal S.A.	312,185
3,181	Hyundai Steel Company	62,475
268,000	Maanshan Iron & Steel Company Ltd	42,995
61,800	Nippon Steel Corporation	847,834
		1,265,489
	TECHNOLOGY HARDWARE - 4.8%
10,100	Brother Industries Ltd.	172,069
12,000	Canon, Inc.	254,378
103,000	Chicony Electronics Company Ltd.	255,183
5,400	FUJIFILM Holdings Corporation	247,058
2,200	Kyocera Corporation	106,542
8,000	Nidec Corporation	439,886
20,218	Nokia OYJ	89,820
113,676	Nokia OYJ - ADR	500,174
8,400	Ricoh Company Ltd.	61,556
352	Samsung Electronics Company Ltd. - ADR	363,792
78,420	Samsung Electronics Company Ltd.	3,257,585
19,632	Samsung Electronics Company Ltd.-Pref.	732,281
		6,480,324
	TECHNOLOGY SERVICES - 1.7%
7,000	Fujitsu Ltd.	805,436
35,100	NTT Data Corporation	508,401
13,825	RELX plc – ADR (d)	372,722
5,551	Wolters Kluwer N.V.	589,661
335	Wolters Kluwer N.V. - ADR	35,544
		2,311,764

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS
October 31, 2022 (Continued)

Shares		Fair Value
	COMMON STOCKS — 93.3%(Continued)
	TELECOMMUNICATIONS - 4.1%
137,923	Deutsche Telekom A.G.	$2,602,567
15,625	Proximus S.A.DP	163,758
30,164	Tele2 A.B., B Shares	247,195
170,755	Telefonica S.A.	588,446
109,583	Telenor ASA	995,858
344,559	Telia Company A.B. (d)	912,890
		5,510,714
	TOBACCO & CANNABIS - 0.8%
17,196	British American Tobacco plc - ADR	681,306
39,939	Swedish Match A.B.	410,719
		1,092,025
	TRANSPORTATION & LOGISTICS - 3.4%
34	AP Moller - Maersk A/S - Series B	71,034
211	AP Moller - Maersk A/S - Series A	422,160
102,500	China Merchants Energy Shipping Company Ltd.	98,246
3,536	Deutsche Post A.G.	124,959
56,800	Evergreen Marine Corp Taiwan Ltd.	241,311
20,000	Mitsui OSK Lines Ltd.	395,917
12,000	Nippon Yusen KK	217,381
2,374,600	TangShan Port Group Company Ltd.	817,240
437,130	Turk Hava Yollari AO(a)	2,379,170
		4,767,418
	WHOLESALE - CONSUMER STAPLES - 0.2%
29,500	Marubeni Corporation	258,249

	WHOLESALE - DISCRETIONARY - 0.5%
21,700	Toyota Tsusho Corporation	728,405

	TOTAL COMMON STOCKS (Cost $142,760,382)	125,189,687

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS
October 31, 2022 (Continued)

Shares			Fair Value
	EXCHANGE-TRADED FUNDS — 0.9%
	EQUITY - 0.9%
13,599	Global X MSCI Argentina ETF	$	422,929
13,814	iShares MSCI EAFE ETF (d)		819,308
	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,136,411)		1,242,237

	SHORT-TERM INVESTMENTS — 10.9%
	MONEY MARKET FUNDS - 4.7%
6,275,588	Fidelity Government Portfolio, Class I, 2.86% (Cost $6,275,588)(c)		6,275,588

	COLLATERAL FOR SECURITIES LOANED – 6.2%
8,359,136	Mount Vernon Liquid Assets Portfolio, LLC, 3.24% (Cost $8,359,136) (c), (f)		8,359,136

	TOTAL INVESTMENTS – 105.2% (Cost $158,531,517)		$141,066,648
	LIABILITIES IN EXCESS OF OTHER ASSETS – (5.2)%		(6,922,751)
	NET ASSETS - 100.0%		$134,143,897

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

EAFE	- Europe, Australasia and Far East

ETF	- Exchange-Traded Fund

LTD	- Limited Company

MSCI	- Morgan Stanley Capital International

NV	- Naamioze Vennootschap

OYJ	- Julkinen osakeyhtiö

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

S/A	- Société Anonyme

TAS	- Turkish Accounting Standards

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS
October 31, 2022 (Continued)

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2022.

(d)	All or a portion of these securities are on loan. Total loaned securities had a value of $8,089,227 at October 31, 2022.

(e)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 0.00% of net assets. The total value of these securities are $0.

(f)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% (105% for non US Shares) of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 105%.

Portfolio Composition * - (Unaudited)
United States	25.8%	Switzerland	5.4%
Japan	13.9%	Korea	5.1%
China	7.1%	Turkey	4.5%
Germany	6.0%	Hong Kong	3.6%
Collateral for Securities Loaned	5.9%	Other Countries	16.9%
Netherlands	5.8%	Total	100.0%

*     Based on total value of investments as of October 31, 2022. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Dynamic Macro Fund (Unaudited)
Message from the Sub-Adviser (Newton Investment Management North America, LLC)

Asset Class Recap

Global markets fell significantly over the fiscal year ended October 31, 2022, as persistent COVID cases, supply chain bottlenecks, heightened inflation, and geopolitical conflict between Russia and Ukraine led to volatility in the markets. At the beginning of the fiscal year, U.S. equity markets reached all time highs, as it appeared COVID cases were subsiding, lockdown measures were easing, and COVID vaccinations disseminated globally. While investors cheered the idea of a global economic reopening, inflation, as measured by the Consumer Price Index (CPI), continued to increase on a year- over -year basis as an influx of fiscal stimulus and supply chain disruptions drove up the price of goods. The rise in costs and raw materials caught the attention of the Federal Reserve (Fed), which led to a drastic change in monetary policy. Over the fiscal year, the Fed decided to increase the policy rate 300 basis points, closing out the fiscal period at 3.0-3.25 percent, the highest level in nearly 14 years. The increase in interest rates led to a meaningful sell-off in high-risk assets, such as high-yield bonds, small cap stocks, and growth stocks. U.S. equities, as measured by the S&P 500 Index, fell 14.6 percent, while foreign equities, as measured by MSCI ACWI ex-U.S. Index, lost 24.7 percent. Fixed income markets did not fare much better, as their higher duration profile suffered in the rising interest rate environment. U.S. bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, lost 15.7 percent over the fiscal year, while foreign bonds, as measured by the Bloomberg Global Aggregate ex-U.S. Bond Index, dropped 24.6 percent. The global macro asset class, which has historically had a lower correlation to traditional stock and bond asset classes, significantly outperformed the broader market. Over the fiscal year, the global macro asset class, as measured by the IQ Hedge Global Macro Beta Index, edged 2.9 percent lower.

Allocation Review

The Sub-Adviser utilizes a combination of strategies to best achieve its investment objective; maximizing total return from capital appreciation and dividends, while also preserving capital in market downturns. The growth strategy, which is primarily utilized for the capital appreciation objective, is made up of global equities. Given the sell-off in global equities over the fiscal year, coupled with the Sub- Adviser’s meaningful allocation to this strategy (approximately 45 percent), the growth strategy detracted the most from Fund performance. The growth strategy allocation fluctuated meaningfully throughout the year, reaching a high of roughly 70 percent in January, before settling more than 25 percent lower as of the end of the fiscal year. The defensive strategy, which is primarily utilized for the capital preservation objective, is made up of global bonds and cash equivalents. Global bonds fell meaningfully over the fiscal quarter, with foreign bonds underperforming their domestic bond counterparts. The Fund was primarily invested in domestic bonds, which helped offset foreign bond investments. Another strategy the Sub -Adviser utilizes to best achieve its investment objective is an allocation to real assets, primarily comprised of exchange-traded futures and exchange - traded funds (ETFs). Historically, real assets, such as commodities, real estate, and infrastructure have outperformed in periods of heightened inflation. Given the substantial rise in key commodity prices over the fiscal year, the real asset strategy contributed meaningfully to relative Fund performance. The real asset strategy allocation has come down from its high of approximately 16 percent in April as commodity prices have fallen recently. Lastly, the Fund has a minimal allocation to diversifying strategies, which utilizes option writing strategies designed to protect downside risk. The diversifying strategies contributed marginally to Fund performance.

Holdings Insights

As mentioned earlier, the growth strategy detracted the most from Fund performance, primarily attributed to the sell-off in global equities. The largest individual detractor from performance over the fiscal period was the iShares Currency Hedged MSCI Germany ETF (HEWG) (holding weight*: 1.14 percent). Germany, like other western nations, enacted sanctions on Russian exports, which included oil and natural gas. Because Russia supplied roughly 40 percent of Germany’s energy, demand for the natural resource rose, leading to a significant price increase. The price increase per barrel of oil impacted corporations bottom-lines significantly, leading to sell-off throughout Germany. Over the fiscal year, HEWG dropped 19.1 percent. In addition, the Fund’s exposure to U.S. equities, through the SPDR S&P 500 ETF Trust (SPY) (holding weight*: 11.06 percent), detracted from relative performance, as persistent inflation and rising interest rates hurt economic growth. Over the fiscal year, SPY lost 14.6 percent.

Within the defensive strategy, the allocation to U.S. government bonds detracted from Fund performance. Given the rise in interest rates, government bonds, as well as other investment-grade corporate bonds, sold off more than the other fixed income asset classes, such as high- yield corporate bonds and leveraged loans. The higher duration of this asset class was negatively impacted by the Fed’s decision to raise interest rates. The Sub-Adviser held a long position in the 10- year U.S. Treasury Futures Option due June 2022 (TYM2C COM) (holding weight: not held) future contract, which meaningfully detracted from Fund performance, falling 41.8 percent from purchase to sale.

Within the real asset strategy, the Sub-Adviser’s allocation to commodities contributed to Fund performance. The fifth largest holding in the Fund is the allocation to the iShares GSCI Commodity Dynamic Roll Strategy ETF (COMT) (holding weight*: 10.25 percent), which increased over the fiscal year primarily due to the rise in energy prices. While energy prices have come down in recent months, the Sub-Adviser believes having a meaningful exposure to commodities in a period of heightened inflation could provide balance to the portfolio. Over the fiscal year, COMT gained 19.4 percent.

Sub-Adviser Outlook

The Sub-Adviser believes that while there are numerous headwinds in today’s market, there are still opportunities. Given the flexibility of the strategy, the Sub-Adviser has the ability to tactically shift from segments of the market that appear unattractive, and selectively allocate to other areas that could potentially provide more upside, making this strategy one of the few that could navigate various market environments. With rising prices, global geopolitical conflict, and potentially aggressive monetary policy, this Fund could provide attractive returns with lower systematic risk and lower correlation to traditional asset classes, such as equity and fixed income.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2022.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2022

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	(13.20)%	(0.27)%	0.66%
Class A with load of 5.75%	(18.49)%	(1.70)%	(0.21)%
Class A without load	(13.50)%	(0.53)%	0.39%
Class C	(14.12)%	(1.28)%	(0.37)%
IQ Hedge Global Macro Beta Index	(2.89)%	3.04%	1.50%
Morningstar Macro Trading Category	(2.65)%	2.42%	2.64%

(a)	Total Returns are calculated based on traded NAVs.

The IQ Hedge Global Macro Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a global macro investment style. Investors cannot invest directly in an index or benchmark.

The Morningstar Macro Trading Category is generally representative of mutual funds that use systematic or discretionary methods to examine broad factors such as the global economy, government policies, interest rates, inflation, and market trends. These mutual funds are not restricted by asset class and may invest across such disparate assets as global equities, bonds, currencies, and commodities, and make extensive use of derivatives. These strategies can take significant directional long or short positions on any asset class over short periods and may have relatively high portfolio turnover.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.16% for Class N, 3.16% for Class C and 2.41% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 22.0%
	COMMODITY - 10.1%
72,884	iShares GSCI Commodity Dynamic	$2,755,016

	EQUITY - 11.9%
11,990	iShares Currency Hedged MSCI Germany ETF	307,064
7,701	SPDR S&P 500 ETF Trust	2,974,203
		3,281,267

	TOTAL EXCHANGE-TRADED FUNDS (Cost $4,113,549)	6,036,283

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 63.4%
	U.S. TREASURY BILLS — 63.4%
12,793,000	United States Treasury Bill(a)	3.3000	12/01/22	12,756,611
4,636,000	United States Treasury Bill(a)	3.4100	12/15/22	4,616,239
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $17,393,524)			17,372,850

Shares
SHORT-TERM INVESTMENTS — 10.4%
MONEY MARKET FUNDS - 10.4%
2,856,026	Morgan Stanley Institutional Liquidity Fund, Institutional, 2.88% (Cost $2,856,026)(b)	2,856,026

Contracts(c)		Broker/ Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	FUTURE OPTIONS PURCHASED - 2.3%
	CALL OPTIONS PURCHASED - 2.3%
12	S&P 500 Emini Future	GS	01/20/2023	$4,150	$2,490,000	$44,250
23	S&P 500 Emini Future	GS	12/16/2022	3,890	4,473,500	151,513
20	S&P 500 Emini Future	GS	12/16/2022	4,150	4,150,000	36,000
59	US 10YR Treasury Note Future	GS	11/25/2022	104	6,136,000	389,953
	TOTAL CALL OPTIONS PURCHASED (Cost - $976,182)					621,716

	TOTAL INVESTMENTS - 98.1% (Cost $25,339,281)					$26,886,875
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.9%					521,023
	NET ASSETS - 100.0%					$27,407,898

See accompanying notes which are an integral part of these financial statements.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

OPEN FUTURES CONTRACTS
				Value and Unrealized
Number of			Notional	Appreciation
Contracts	Open Long Futures Contracts	Expiration	Amount(d)	(Depreciation)
16	CBOT US Long Bond Future	12/20/2022	$1,927,999	$(31,344)
13	CME E-mini Russell 2000 Index Futures	12/16/2022	1,204,450	1,747
10	Eurex 10 Year Euro BUND Future	12/08/2022	1,367,714	15,858
21	Euronext CAC 40 Index Future	11/18/2022	1,300,519	31,382
28	FTSE 100 Index Future	12/16/2022	2,282,120	(67,823)
2	FTSE/MIB Index Future	12/16/2022	222,713	8,622
6	HKG Hang Seng Index Future	11/29/2022	559,397	(18,925)
1	MEFF Madrid IBEX 35 Index Future	11/18/2022	78,542	3,290
3	Montreal Exchange S&P/TSX 60 Index Future	12/15/2022	518,664	30,095
22	SFE 10 Year Australian Bond Future	12/15/2022	1,667,048	8,330
1	SFE S&P ASX Share Price Index 200 Future	12/15/2022	109,619	2,156
1	TSE TOPIX (Tokyo Price Index) Future	12/08/2022	129,531	1,580
	TOTAL FUTURES CONTRACTS			$(15,032)

				Value and Unrealized
Number of			Notional	Appreciation
Contracts	Open Short Futures Contracts	Expiration	Amount(d)	(Depreciation)
3	CBOT 10 Year US Treasury Note	12/20/2022	$331,782	$77
9	Eurex Swiss Market New Index Future	12/16/2022	972,397	(33,127)
1	Euronext Amsterdam Index Future	11/18/2022	132,166	(3,676)
5	Long Gilt Future	12/28/2022	585,581	(12,871)
19	Montreal Exchange 10 Year Canadian Bond Future	12/19/2022	1,715,937	6,552
	TOTAL FUTURES CONTRACTS			$(43,045)

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

SPDR	- Standard & Poor’s Depositary Receipt

GS	- Goldman Sachs

See accompanying notes which are an integral part of these financial statements.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

(a)	Zero coupon bond.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2022.

(c)	Each contract is equivalent to one futures contract.

(d)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes which are an integral part of these financial statements.

Dunham Long/Short Credit Fund (Unaudited)
Message from the Sub-Adviser (MetLife Investment Advisors, LLC)

Asset Class Recap

Perhaps some of the only positive news for credit investors during the fourth fiscal quarter was that it was not the worst fiscal quarter of the fiscal year ended October 31, 2022 – it was the second-worst. The Bloomberg US Credit Index generated a negative total return of 8.7 percent for the fourth fiscal quarter, which was slightly better than the negative 9.4 percent return experienced in the second fiscal quarter. This brought the performance for the fiscal year down to negative 18.9 percent, which was even more dismal than the negative 14.6 percent return experienced by the S&P 500 Index over the same time period. Credit spreads oscillated during the final three months of the fiscal year but ended at close to 150 basis points. Due to the adverse effects of rising interest rates during the fiscal year, short and intermediate-term corporates outperformed their longer-dated counterparts, as the Bloomberg US Corporate 3-5 years Index declined 10.6 percent while the Bloomberg US Corporate 7-10 years Index fell 19.3 percent. Despite concerns over the strength of the economy, the negative impact from higher interest rate sensitivity far outweighed the impact from investors divesting from securities bearing higher credit risk. For example, the ICE BofA AAA US Corporate Index was the worst performer of the credit rating tiers, falling 22.2 percent, while the ICE BofA Single-B US Cash Pay High-Yield Index was the best performing of the credit tiers, declining 10.5 percent over the same 12 -month time period. Investment grade bond issuance was meaningfully lower to close out the fiscal year, as September issuance was the second lowest on record, driven by non-financials, which was 50 percent of its past four-year average. High-yield issuance was also lower, reaching levels not seen since 2009. High-yield bond default rates continued to trend upwards along with downgrades reversing earlier year trends and exceeding upgrades. However, high-yield recovery rates are currently above historical averages.

Allocation Review

As bond valuations broadly continued to decline during the fiscal year, the Fund’s core long positions generally detracted from performance. The exposure to core long positions slightly increased from 24 percent to 29 percent during the fiscal year, which corresponded with the net notional exposure of the Fund at first decreasing from approximately 20 percent to 11 percent and the n finally ending the fiscal year close to 16 percent. The Sub-Adviser continued to implement its interest rate hedging strategy, which resulted in an overall duration of approximately 0.4 years as of the fiscal year -end. This continued to help the Fund as the Fed’s interest rate increases, along with concerns of additional larger raises, had a substantially muted impact on the Fund as a whole. This interest rate hedging strategy primarily utilizes Treasury bond futures of various maturities to maintain an overall duration exposure for the Fund. The Sub-Adviser also continued to manage credit risk exposure with credit default swaps on broad baskets of high-yield and investment grade debt, as well as with total return swaps on the IBOXX High-Yield Bond Index. At the end of the fiscal year, the aggregate gross notional value of these credit default swaps and total return swaps was close to 30 percent of the Fund. The Fund also had exposure to strategies that are generally less reliant on the market’s trajectory, such as pairs trades, catalyst-driven investments, and opportunistic trading. During the fiscal year, these strategies in aggregate comprised close to 30 percent of the Fund, which was roughly divided equally across each individual strategy.

Holdings Insights

As positive returns were difficult to come by amidst the sea of declining bonds, some of the Funds holdings managed to yield some positive results in the final months of the fiscal year. This included the super-regional bank Wells Fargo & Company Floating Rate due 1/15/2027 (949746TG6) (holding weight*: 0.39 percent). This floating rate holding rose 1.4 percent during the final three-month period of the fiscal year and was also one of the better performing holdings over the fiscal year, as it decreased 2.2 percent during the 12-month period ended October 31, 2022. Also within the financial services sector, the Fund’s holding Gold man Sachs Group, Inc. Floating Rate, due 10/21/2024 (38141GYQ1) (holding weight*: 0.84 percent) was another positive performer going into the final stretch of the fiscal year. However, while the Goldman Sachs floating rate holding increased 0.6 percent in the final three months, the Fund’s holding in the related fixed coupon bond, Goldman Sachs Capital I 6.345%, Due 02/15/2034 (38143VAA7) (hold ing weight*: 0.89 percent), declined 9.7 percent over the same time period. This large dispersion in returns helped to highlight how the substantially higher interest rate sensitivity of the fixed coupon bond detracted from performance as interest rates broadly increased, while the floating rate bond benefitted from the higher coupon.

Not all floating rate holdings contributed to relative performance during the fiscal year. For example, the casino services company Lucky Bucks, LLC Floating Rate due 7/20/2027 (BL3662022) (holding weight*: 0.52 percent) continued to be one of the worst performers in the Fund. The Lucky Bucks holding saw a price decline of 27.4 percent during the final fiscal quarter alone, bringing its overall price decline since the start of the fiscal year to a negative 34.2 percent. Another significant detractor from the Fund was one of the largest bond holdings, JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc. 6.5%, due 12/01/2052 (46590XAJ5) (holding weight*: 2.65 percent). During the fourth fiscal quarter, the bond declined 11.6 percent. Some bonds rebounded after detracting from performance to start the second half of the fiscal year, which included the Fund’s holding Transocean Sentry Ltd. 5.375% due 5/15/2023 (89385AAA3) (holding weight*: 1.07 percent). The Transocean Sentry bond increased 5.6 percent during the final fiscal quarter of the fiscal year.

Sub-Adviser Outlook

As the Federal Reserve has made its goal to temper inflation clear, the magnitude and pace of its restrictive monetary policy remains a question for investors. This has greatly impaired the appetite for risk assets, particularly because a tightening monetary policy generally coincides with lower growth prospects and less demand for risk taking. The Sub -Adviser believes that in order to get the pendulum to shift to a more attractive environment for risk taking, the market may need to better grasp both the timing of achieving peak inflation and the duration of the adjustment period necessary to return to the Fed’s targeted level of inflation. The Sub-Adviser believes that neither of those signposts seem imminent and it is important to be cautious during the temporary rallies that have been accompanied by murmurs of Fed easing. The Sub-Adviser views these to be misguided and instead believes that the “all clear” for credit remains distant. Therefore, the Sub-Adviser emphasizes that this is an environment where fundamental credit research may be critical to not only picking winners, but avoiding the losers in what is likely to be a period of elevated volatility.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2022.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2022

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	(2.57)%	3.84%	5.02%
Class A with load of 5.75%	(8.41)%	2.35%	4.14%
Class A without load	(2.82)%	3.58%	4.76%
Class C	(3.55)%	2.81%	3.97%
BofA Merrill Lynch US 3-Month Treasury Bill Index +3%	3.79%	4.17%	3.70%
Morningstar Nontraditional Bond Category	(7.96)%	0.42%	1.13%

(a)	Total Returns are calculated based on traded NAVs.

The BofA Merrill Lynch US 3-Month Treasury Bill Index + 3% is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled in a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing d ate. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Plus an annualized return of 3%. Investors cannot invest directly in an index or benchmark.

The Morningstar Nontraditional Bond Category is generally representative of mutual funds that deploy absolute return strategies, strategies that are low-correlated to the overall bond market, and strategies that take long and short market and security-level positions.

As disclosed in the Trust’s latest registration statement as supplemented the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.83% for Class N, 2.83% for Class C and 2.08% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 0.0%(a)
	TELECOMMUNICATIONS - 0.0%(a)
10,000	NII Holdings, Inc. 144A(b),(c)(l)	$5,700
	TOTAL COMMON STOCKS (Cost $57,730)	5,700

		Coupon Rate
Shares		(%)	Fair Value
	PREFERRED STOCKS — 0.9%
	REAL ESTATE SERVICES — 0.8%
2,000	UIRC-GSA International, LLC 144A(c)(l)	6.0000	1,950,000

	SPECIALTY FINANCE — 0.1%
16,561	TPG RE Finance Trust, Inc.	6.2500	275,741

	TOTAL PREFERRED STOCKS (Cost $2,414,025)		2,225,741

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 46.4%
	ASSET MANAGEMENT — 2.8%
1,255,000	Blackstone Secured Lending Fund		3.6250	01/15/26	1,131,218
2,265,000	FS KKR Capital Corporation		1.6500	10/12/24	2,052,626
1,040,000	Main Street Capital Corporation		4.5000	12/01/22	1,038,060
2,780,000	PennantPark Investment Corporation		4.0000	11/01/26	2,348,157
					6,570,061
	AUTOMOTIVE — 1.5%
1,885,000	Ford Motor Credit Company, LLC		3.3700	11/17/23	1,823,875
2,065,000	Hyundai Capital America(c)		1.0000	09/17/24	1,869,669
					3,693,544
	BANKING — 9.3%
2,510,000	Bank of America Corporation(d)	SOFRRATE + 0.670%	1.8430	02/04/25	2,379,238
3,545,000	HSBC Holdings plc(e)	SOFRRATE + 1.430%	4.1800	03/10/26	3,467,325
2,450,000	HSBC Holdings plc		6.5000	09/15/37	2,129,181
2,005,000	JPMorgan Chase & Company(e)	US0003M + 0.550%	3.3320	02/01/27	1,848,424

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 46.4% (Continued)
	BANKING — 9.3% (Continued)
3,505,000	KeyCorp Capital II(f)		6.8750	03/17/29	$3,549,377
4,735,000	Synchrony Bank		5.4000	08/22/25	4,578,471
2,810,000	Synovus Financial Corporation		5.2000	08/11/25	2,737,469
1,000,000	Wells Fargo & Company(d),(e)	US0003M + 0.500%	4.5790	01/15/27	925,220
795,000	Wells Fargo & Company		5.9500	12/01/86	732,350
					22,347,055
	CHEMICALS — 2.1%
4,970,000	Celanese US Holdings, LLC		5.9000	07/05/24	4,883,835

	CONSUMER SERVICES — 1.8%
2,300,000	Grand Canyon University		4.1250	10/01/24	2,156,250
2,300,000	Grand Canyon University		5.1250	10/01/28	2,061,375
					4,217,625
	ELECTRIC UTILITIES — 4.2%
3,310,000	American Electric Power Company, Inc.		2.0310	03/15/24	3,160,341
2,785,000	Pacific Gas and Electric Company		1.7000	11/15/23	2,670,098
4,397,000	Vistra Operations Company, LLC(c)		4.8750	05/13/24	4,284,921
					10,115,360
	ENTERTAINMENT CONTENT — 1.5%
3,545,000	Magallanes, Inc.(c),(e)	SOFRINDX + 1.780%	4.6660	03/15/24	3,536,155

	FOOD — 2.7%
7,250,000	JBS USA LUX S.A. / JBS USA Food Company / JBS USA(c)		6.5000	12/01/52	6,374,273

	INSTITUTIONAL FINANCIAL SERVICES — 5.2%
3,515,000	Credit Suisse Group A.G.(c),(d)	SOFRRATE + 3.340%	6.3730	07/15/26	3,271,220
1,825,000	Credit Suisse Group A.G.(c),(d)	SOFRRATE + 3.920%	6.5370	08/12/33	1,589,524

3,825,000	Credit Suisse Group A.G.(c),(d)	USSW5 + 4.598%	7.5000	06/11/70	3,479,453
2,250,000	Goldman Sachs Capital I		6.3450	02/15/34	2,147,594
2,050,000	Goldman Sachs Group, Inc. (The)(e)	SOFRRATE + 0.490%	3.5230	10/21/24	2,006,491
					12,494,282

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 46.4% (Continued)
	INSURANCE — 2.2%

2,155,000	Mutual of Omaha Insurance Company(c),(d)	ICE LIBOR USD 3 Month + 2.640%	4.2970	07/15/54	$2,043,605
2,285,000	Ohio National Financial Services, Inc.(c),(f)		5.5500	01/24/30	2,061,796
1,000,000	Pacific Life Insurance Company(c)		9.2500	06/15/39	1,262,191
					5,367,592
	LEISURE FACILITIES & SERVICES — 0.9%
2,050,000	Mohegan Gaming & Entertainment(c)		8.0000	02/01/26	1,725,359
350,000	Royal Caribbean Cruises Ltd.(c),(f)		11.6250	08/15/27	340,893
					2,066,252
	METALS & MINING — 0.4%
1,110,000	Freeport-McMoRan, Inc.		4.1250	03/01/28	997,544

	OIL & GAS PRODUCERS — 5.9%
2,385,000	Diamondback Energy, Inc.		6.2500	03/15/33	2,394,261
2,135,000	Earthstone Energy Holdings, LLC(c),(f)		8.0000	04/15/27	2,023,692
2,525,000	Energean Israel Finance Ltd.		5.8750	03/30/31	2,146,250
1,000,000	Hilcorp Energy I, L.P. / Hilcorp Finance Company(c)		6.0000	04/15/30	906,893
2,485,000	Hilcorp Energy I, L.P. / Hilcorp Finance Company(c)		6.2500	04/15/32	2,282,473
845,000	Rockcliff Energy II, LLC(c)		5.5000	10/15/29	754,682
2,230,000	Saudi Arabian Oil Company(c)		1.2500	11/24/23	2,144,883
1,725,000	Tullow Oil plc(c)		10.2500	05/15/26	1,474,651
					14,127,785
	OIL & GAS SERVICES & EQUIPMENT — 1.1%
2,615,709	Transocean Sentry Ltd.(c),(f)		5.3750	05/15/23	2,574,891

	SPECIALTY FINANCE — 2.9%
5,150,000	AerCap Ireland Capital DAC / AerCap Global		1.1500	10/29/23	4,880,169
1,195,000	Antares Holdings, L.P.(c)		6.0000	08/15/23	1,177,574
1,335,000	Finance of America Funding, LLC(c)		7.8750	11/15/25	811,013
					6,868,756
	TELECOMMUNICATIONS — 1.9%
2,250,000	HC2 Holdings, Inc.(c)		8.5000	02/01/26	1,687,500
930,000	Sprint Spectrum Company, LLC / Sprint Spectrum(c)		5.1520	03/20/28	905,106

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 46.4% (Continued)
	TELECOMMUNICATIONS — 1.9% (Continued)
2,130,000	T-Mobile USA, Inc.		5.6500	01/15/53	$1,961,881
					$4,554,487
	TOTAL CORPORATE BONDS (Cost $120,905,600)				110,789,497

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 1.3%
	FOOD — 0.8%
1,975,000	Del Monte Foods, Inc.(e)	SOFRRATE + 4.806%	7.8260	02/15/29	1,913,281

	LEISURE FACILITIES & SERVICES — 0.5%
1,925,000	Lucky Bucks, LLC(e)	US0001M + 6.622%	10.4270	07/20/27	1,248,045

	TOTAL TERM LOANS (Cost $3,845,996)				3,161,326

Principal			Coupon Rate
Amount ($)			(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 40.7%
	U.S. TREASURY BILLS — 40.7%
27,650,000	United States Cash Management Bill(g)		0.0000	11/29/22	27,573,225
27,710,000	United States Treasury Bill(g)(n)		0.0000	12/22/22	27,568,090
29,195,000	United States Treasury Bill(g)		0.0000	01/19/23	28,942,470
3,445,000	United States Treasury Note		2.7500	07/31/27	3,219,998
3,080,000	United States Treasury Note		2.3750	03/31/29	2,759,488
3,965,000	United States Treasury Note		2.7500	08/15/32	3,544,648
590,000	United States Treasury Note		3.3750	08/15/42	507,308
3,820,000	United States Treasury Note(o)		2.8750	05/15/52	2,950,353
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $98,050,724)				97,065,580

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 10.8%
	MONEY MARKET FUNDS – 10.0%
23,835,824	First American Government Obligations Fund Class X, 2.91%(h)	$23,835,824

	COLLATERAL FOR SECURITIES LOANED - 0.8%
1,859,875	Mount Vernon Liquid Assets Portfolio, LLC, 3.24% (Cost $1,859,875) (h),(j)	1,859,875
	TOTAL SHORT-TERM INVESTMENTS (Cost $25,695,699)	25,695,699

	TOTAL INVESTMENTS - 100.1% (Cost $250,969,774)	$238,943,543
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(305,278)
	NET ASSETS - 100.0%	$238,638,265

OPEN FUTURES CONTRACTS
Number of			Notional	Value and Unrealized
Contracts	Open Short Futures Contracts	Expiration	Amount(i)	Appreciation
69	CBOT 10 Year US Treasury Note	12/20/2022	$7,630,986	$472,202
44	CBOT 5 Year US Treasury Note	12/30/2022	4,690,136	204,864
30	CBOT US Long Bond Future	12/20/2022	3,615,000	469,155
72	CME Ultra Long Term US Treasury Bond Future	12/20/2022	9,191,232	1,494,207
118	Ultra 10-Year US Treasury Note Futures	12/20/2022	13,686,112	1,141,825
	TOTAL FUTURES CONTRACTS			$3,782,253

CREDIT DEFAULT SWAP AGREEMENTS
								Amortized	Unrealized
Description and Payment Frequency	Payment Frequency	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spred	Maturity Date	Notional Value	Fair Value(m)	Upfront Payments Paid /	Appreciation/ (Depreciation)
CDX.NA.HY SERIES 39	To Buy Monthly	HSBC Securities	5.00%	177.40	12/20/2027	$17,000,000	146,727	671,163	$(621,241)
CDX.NA.IG SERIES 39	To Buy Monthly	HSBC Securities	1.00%	97.13	12/20/2027	41,000,000	(170,397)	(54,374)	(162,718)
DARDEN RESTAURANTS INC	To Buy Monthly	Barclays	1.00%	—	6/20/2027	7,000,000	(79,463)	(21,597)	(65,838)
DR HORTON INC	To Buy Monthly	Barclays	1.00%	—	12/20/2027	3,500,000	52,384	69,744	(21,347)
VERIZON COMMUNICATIONS INC(k)	To Buy Monthly	Barclays	1.00%	—	6/20/2027	(7,000,000)	(78,098)	3,887	(74,013)
KRAFT HEINZ FOOD	At Maturity	JPMorgan	1.00%	—	6/20/2023	2,000,000	(32,839)	(31,954)	(885)
KRAFT HEINZ FOOD(k)	At Maturity	Goldman Sachs	1.00%	—	6/20/2023	(2,000,000)	34,676	14,987	19,689
NEWELL BRANDS	At Maturity	Goldman Sachs	1.00%	—	6/20/2023	2,000,000	34,057	22,030	12,027
NEWELL BRANDS(k)	At Maturity	JPMorgan	1.00%	—	6/20/2023	(2,000,000)	(35,894)	(32,614)	(3,280)
TOTAL							$(128,847)	$641,272	$(917,606)

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

TOTAL RETURN SWAPS
				Variable				Unrealized
Description	Frequency	Counterparty	Notional Value	Terms	Variable Rate	Premium Paid	Maturity Date	Depreciation
Markit IBoxx US Dollar Liquid High Yield Index	At Barclays	Maturity	$14,000,000	1D SOFFRATE	3.05%	$37,667	12/20/2022	$(50,233)

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

SOFRINDX	SOFR Secured Overnight Financing Rate Index

SOFRRATE	United States SOFR Secured Overnight Financing Rate

US0001M	ICE LIBOR USD 1 Month

US0003M	ICE LIBOR USD 3 Month

USSW5	USD SWAP SEMI 30/360 5YR

(a)	Percentage rounds to less than 0.1%.

(b)	Non-income producing security.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022 the total market value of 144A securities is 50,538,117 or 21.2% of net assets.

(d)	Variable rate security; the rate shown represents the rate on October 31, 2022.

(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(f)	All or a portion of these securities are on loan. Total loaned securities had a value of $1,822,771 at October 31, 2022.

(g)	Zero coupon bond.

(h)	Rate disclosed is the seven day effective yield as of October 31, 2022.

(i)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(j)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

(k)	If the Fund is a seller of protection and if a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

(l)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 0.82% of net assets. The total value of these securities is $1,955,700.

(m)	The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(n)	All or portion of security held as collateral for Futures at 10/31/2022.

(o)	All or portion of security held as collateral for Swaps at 10/31/2022.

Portfolio Composition * - (Unaudited)
Corporate Bonds	46.4%
U.S. Government & Agencies	40.6%
Short-Term Investment	10.0%
Term Loans	1.3%
Preferred Stocks	0.9%
Collateral for Securities Loaned	0.8%
Common Stocks	0.0%
Total	100.0%

*      Based on total value of investments as of October 31, 2022. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Monthly Distribution Fund (Unaudited)
Message from the Sub-Adviser (Grantham, Mayo, Van Otterloo & Co., LLC)

Asset Class Recap

Global markets dropped significantly over the fiscal year ended October 31, 2022, as traditional equity and fixed asset classes experienced significant volatility due to lingering COVID cases, persistent inflation, the geopolitical conflict between Russia and Ukraine, and monetary tightening. Inflation, as measured by the Consumer Price Index (CPI), rose 9.1 percent year-over-year in June, marking the largest annual increase in over 40 years. The historically high inflation led the Federal Reserve (Fed) to raise the Federal Funds rate by 300 basis points over the fiscal year, with the policy rate closing at 3.0-3.25 percent. While inflation has come down marginally from June levels, it still remains above 8 percent on a year-over-year basis, or nearly four times the Fed’s 2 percent target level. The increase in the policy rate led to a dramatic sell -off in equity markets, with U.S. equities, as measured by the S&P 500 Index, down 14.6 percent over the fiscal year. Foreign equities, as measured by the MSCI ACWI ex-U.S. Index, did not fare any better, falling 24.7 percent over the fiscal year, as geopolitical turmoil in Europe, coupled with China’s zero-covid policy, stunted economic growth and increased supply chain disruptions. Bonds, typically considered a safe-haven in a risk-off environment, fell substantially as the rise in interest rates led to a corresponding drastic sell-off in bond prices. U.S. bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, fell 15.7 percent, while foreign bonds, as measured by the Bloomberg Global Aggregate ex-U.S. Bond Index, lost 24.6 percent. While traditional asset classes struggled, alternative asset classes, such as merger-arbitrage, outperformed the broader market. The merger-arbitrage asset class, as measured by the Bloomberg Merger Arbitrage U.S. Index, gained 2.7 percent over the fiscal year, one of the few asset classes realizing a positive absolute return.

Allocation Review

The Sub-Adviser did not deviate from its strategy of investing in a relatively small amount of deals where it believes that the risk -reward profile is most attractive. The Sub-Adviser’s approach to risk focuses on the adverse effect of a particular deal breaking and then uses that to adjust the allocation to the deal within the Fund. This strategy is intended to help balance having a more concentrated allocation to merger deals with the adverse effect on the Fund of a single deal terminating and potentially reverting to pre-announcement valuations. In regard to cash-only merger deals versus those that include acquirer stock, the Fund held approximately half of each. In greater sell-offs, the cash deals may represent a larger adverse effect for the Fund, as there is not a short position in the acquirer that can offset the effect of the target company’s falling price. This is because the Sub-Adviser primarily hedges the exposures in a deal by shorting shares of the acquiring company if its shares are part of the deal terms. The use of derivatives in the Sub-Adviser’s strategy is generally rare and generally employed in small amounts when there may be some aspect of a deal that shorting acquirer shares may not fully address. Therefore, the Fund did not have any derivatives exposure that had a meaningful impact on the Fund’s performance during the fiscal year.

Holdings Insights

One deal that contributed meaningfully to performance over the fiscal year was the $25.0 billion cash acquisition of Shaw Communications, Inc. (SJR/B CN) (holding weight*: 3.57 percent) by Rogers Communications, Inc. (RCI/B CN) (holding weight: not held). RCI/B CN, one of the largest telecommunications providers in Canada, announced that they would purchase SJR/B CN, a competing telecommunications provider, back in March of 2021. The proposed deal would make RCI/B CN the second largest telecommunications provider in the country. In the most recent fiscal quarter, a key minister in the regulatory approval process approved the deal, leading to a pop in SJR/B CN’s share price. The Sub-Adviser continues to believe the probability of the deal going through is high, despite some other regulatory hurdles ahead. The Sub-Adviser traded in and out of SJR/B CN over the most recent fiscal quarter, picking up incremental gains that contributed positively to the Fund’s relative performance.

One deal that detracted from Fund performance over the fiscal year was the $68.7 billion cash acquisition of Activision Blizzard, Inc. (ATVI) (holding weight*: 6.11 percent) by Microsoft Corporation (MSFT) (holding weight*: not held). Like other deals within the technology sector, MSFT’s acquisition of ATVI was met with antitrust concerns and will likely have a lengthy regulatory process moving forward. The deal spread widened throughout the fiscal year following an announcement one prominent investor sold his stake in ATVI, potentially indicating a lack of confidence in the merger. The Sub-Adviser still believes the deal is likely to go through and the risk-reward potential remains attractive. Over the fiscal year, ATVI lost 6.3 percent.

A recent initiation over the fiscal period was Cowen, Inc. (COWN) (holding weight*: 3.27 percent), an investment bank and brokerage in the process of being acquired by The Toronto-Dominion Bank (TD CA) (holding weight*: not held). The $2.8 billion cash acquisition was announced on August 2, 2022 and is expected to be completed by March 31, 2023. TD CA announced that they would acquire COWN in hopes of expanding its U.S.-based equities and investment banking businesses, leveraging COWN’s impressive footprint and capabilities. The Sub-Adviser initially bought into COWN on August 9, increasing its position gradually throughout the fiscal period. COWN appreciated 0.3 percent over that time-frame.

Sub-Adviser Outlook

While the announcement of new mergers has slowed recently, the Sub-Adviser believes there are still plenty of attractive deals to potentially capitalize on. As the economy continues to grapple with volatility, corporations could be looking to pursue potential divestitures and acquisitions. With valuations depressed and interest rates still at multi-year highs, the Sub-Adviser believes that the landscape for the asset class could reward investors over the long-term. As always, the Sub-Adviser will continue its rigorous, bottom-up research process when selecting, monitoring, and potentially eliminating certain deals from the Fund.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2022.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a),(b) as of October 31, 2022

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	1.08%	1.01%	2.27%
Class A with load of 5.75%	(4.93)%	(0.42)%	1.41%
Class A without load	0.86%	0.77%	2.01%
Class C	0.10%	0.02%	1.25%
IQ Hedge Market Neutral Total Return Index	(7.83)%	0.69%	1.53%
Morningstar Event Driven Category	(1.53)%	3.68%	3.80%

(a)	Total Returns are calculated based on traded NAVs.

(b)	The Dunham Monthly Distribution Fund’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, the Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. All or a portion of a distribution may consist of a return of capital, which would be a return of original shareholder investments in the Fund and not an income or capital gains distribution. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to the “Distribution Policy and Goals” section in the Fund’s Prospectus. For disclosure regarding the extent to which the Fund’s distribution policy resulted in distributions of capital (i.e., a return of capital), please refer to Form 19a-1 Notice available at https://www.dunham.com/FA/FundInfo/MonthlyDistribution#distribution

IQ Hedge Market Neutral Total Return Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral hedge fund investment style. Market Neutral hedge funds typically invest in both long and short positions in asset classes while minimizing exposure to systematic risk. Investors cannot invest directly in an index or benchmark.

The Morningstar Event Driven Category is generally representative of mutual funds that primarily employ strategies that seek to profit from corporate actions, such as mergers and acquisitions. Mutual funds in this category typically focus on equity securities but can invest across the capital structure. However, they typically have low to moderate equity market sensitivity since company-specific developments tend to drive security prices.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before any fee waiver, including the cost of underlying funds, are 2.29% for Class N, 3.29% for Class C and 2.54% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Shares		Fair Value
	CLOSED END FUNDS — 4.2%
	EQUITY - 4.2%
2,468,782	Altaba, Inc. (j)	$9,257,933

	TOTAL CLOSED END FUNDS (Cost $7,991,531)	9,257,933

Shares		Fair Value
	COMMON STOCKS — 76.0%
	AEROSPACE & DEFENSE - 2.2%
37,515	HEICO Corporation, Class A	4,775,660

	ASSET MANAGEMENT - 0.0%(a)
469,792	Pershing Square Tontine Holdings Ltd.(b)	46,979

	BANKING - 5.1%
103,405	First Horizon Corporation	2,534,457
77,525	Flagstar Bancorp, Inc.	3,000,218
284,478	Umpqua Holdings Corporation	5,655,423
		11,190,098
	CABLE & SATELLITE - 11.4%
124,540	Liberty Broadband Corporation - Series C(b)	10,514,912
398,401	Liberty Global plc, Class A(b)	6,717,041
310,745	Shaw Communications, Inc., Class B	7,981,507
		25,213,460
	CHEMICALS - 3.5%
33,088	Rogers Corporation(b)	7,786,599

	ELECTRIC UTILITIES - 4.6%
215,774	PNM Resources, Inc.	10,027,017

	ENTERTAINMENT CONTENT - 6.2%
187,742	Activision Blizzard, Inc.	13,667,617

	FORESTRY, PAPER & WOOD PRODUCTS - 3.6%
378,424	Resolute Forest Products, Inc.(b)	7,875,003

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 76.0% (Continued)
	GAS & WATER UTILITIES - 3.7%
236,977	South Jersey Industries, Inc.(c),(g)	$8,215,993

	INSTITUTIONAL FINANCIAL SERVICES - 3.3%
189,757	Cowen, Inc., Class A	7,328,416

	METALS & MINING - 2.2%
1,116,449	Yamana Gold, Inc.	4,890,047

	OIL & GAS PRODUCERS - 2.2%
66,000	Continental Resources, Inc.	4,882,020

	PUBLISHING & BROADCASTING - 5.5%
584,579	TEGNA, Inc.	12,206,010

	RETAIL - DISCRETIONARY - 0.5%
124,253	Sportsman’s Warehouse Holdings, Inc.(b)	1,115,792

	RETAIL REIT - 2.5%
175,335	STORE Capital Corporation(c) ,(g)	5,575,653

	SEMICONDUCTORS - 5.4%
163,249	Silicon Motion Technology Corporation - ADR	8,732,189
76,331	Tower Semiconductor Ltd.(b)	3,263,914
		11,996,103
	SOFTWARE - 9.3%
130,303	1Life Healthcare, Inc.(b),(c),(g)	2,228,181
80,555	Black Knight, Inc.(b)	4,871,161
76,129	Signify Health, Inc.(b)	2,225,251
80,389	VMware, Inc., Class A	9,046,174
29,155	Zendesk, Inc.(b)	2,235,897
		20,606,664
	TELECOMMUNICATIONS - 4.3%
205,893	NII Holdings, Inc. 144A(b),(d), (j)	72,063

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 76.0% (Continued)
	TELECOMMUNICATIONS - 4.3% (Continued)
276,521	Switch, Inc., Class A(c),(g)	$9,415,540
		9,487,603
	TOBACCO & CANNABIS - 0.5%
102,342	Swedish Match A.B.	1,052,842

	TRANSPORTATION & LOGISTICS - 0.0%(a)
1,025	American Airlines Group, Inc.(b)	14,531

	TOTAL COMMON STOCKS (Cost $177,110,067)	167,954,107

Shares		Expiration Date	Exercise Price	Fair Value
	RIGHT — 0.0%(a)
	NON-LISTED RIGHT - 0.0% (a)
51,066	Zogenix, Inc. CVR (j)	12/31/2023	$20	38,300

	TOTAL RIGHT (Cost $28,086)			38,300

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 22.1%
	MONEY MARKET FUND – 12.6%
27,712,594	Fidelity Government Portfolio Institutional Class I, 2.86%(e)	27,712,594

	COLLATERAL FOR SECURITIES LOANED – 9.5%
21,014,292	Mount Vernon Liquid Assets Portfolio, LLC, 3.24%(e),(i)	21,014,292

	TOTAL SHORT-TERM INVESTMENTS (Cost $48,726,886)	48,726,886

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Contracts(f)		Broker/ Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	EQUITY OPTIONS PURCHASED - 0.0% (a)
	PUT OPTIONS PURCHASED - 0.0%(a)
660	Continental Resources, Inc./OK	Morgan Stanley	12/16/2022	$70	$4,882,020	$16,500
	TOTAL PUT OPTIONS PURCHASED (Cost - $22,856)					16,500

	TOTAL INVESTMENTS – 102.3% (Cost $233,879,426)					$225,993,726
	SECURITIES SOLD SHORT - (19.5)% (Proceeds - $45,424,273)					(43,174,936)
	CALL OPTIONS WRITTEN - (0.1)% (Proceeds - $262,766)					(277,200)
	OTHER ASSETS IN EXCESS OF LIABILITIES – 17.3%					38,335,271
	NET ASSETS - 100.0%					$220,876,861

Contracts(f)		Broker/ Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN EQUITY OPTIONS - (0.1)%
	CALL OPTIONS WRITTEN - (0.1)%
660	Continental Resources, Inc.	Morgan Stanley	12/16/2022	$70	$4,882,020	$277,200
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $262,766)

	TOTAL EQUITY OPTIONS WRITTEN (Proceeds - $262,766)					$277,200

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

USB	- US Bank

(a)	Percentage rounds to less than 0.1%.

(b)	Non-income producing security.

(c)	Restricted security.

(d)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022 the total market value of 144A securities is 72,063 or 0.0% of net assets.

(e)	Rate disclosed is the seven day effective yield as of October 31, 2022.

(f)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(g)	All or a portion of these securities are on loan. Total loaned securities had a value of $20,452,521 at October 31, 2022.

(i)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(j)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 4.24% of net assets. The total value of these securities is $9,368,296.

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF SECURITIES SOLD SHORT
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — (19.5)%
	AEROSPACE & DEFENSE - (2.2)%
(30,342)	HEICO Corporation	$(4,934,824)

	BANKING - (3.9)%
(169,493)	Columbia Banking System, Inc.	(5,672,932)
(311,273)	New York Community Bancorp, Inc.	(2,897,952)
		(8,570,884)
	CABLE & SATELLITE - (8.0)%
(30,016)	Charter Communications, Inc., Class A	(11,034,482)
(375,546)	Liberty Global plc - Series C	(6,632,142)
		(17,666,624)
	INSTITUTIONAL FINANCIAL SERVICES - (0.5)%
(11,601)	Intercontinental Exchange, Inc.	(1,108,708)

	METALS & MINING - (2.4)%
(669,870)	Gold Fields Ltd. - ADR	(5,278,576)

	SEMICONDUCTORS - (2.5)%
(10,113)	Broadcom, Inc.	(4,754,324)
(27,882)	MaxLinear, Inc.	(860,996)
		(5,615,320)

	TOTAL SECURITIES SOLD SHORT - (Proceeds - $45,424,273)	$(43,174,936)

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation/ (Depreciation)
To Buy:
Canadian Dollar	11/01/2022	JP Morgan	2,454,393	$1,801,693	$385
Canadian Dollar	11/08/2022	JP Morgan	6,542,492	4,802,799	(20,496)
Swedish Krona	11/08/2022	JP Morgan	74,077,994	6,711,028	(266,291)
				$13,315,520	$(286,402)

To Sell:
Canadian Dollar	11/08/2022	JP Morgan	19,127,668	$14,041,492	$352,079
Swedish Krona	11/08/2022	JP Morgan	74,077,993	6,711,027	525,139
Swedish Krona	01/27/2023	JP Morgan	11,871,672	1,082,928	6,280
				$21,835,447	$883,498

Total					$597,096

Portfolio Composition * - (Unaudited)
Communications	26.8%	Real Estate	2.4%
Technology	14.4%	Energy	2.2%
Short-Term Investment	12.3%	Industrials	2.1%
Collateral for Securities Loaned	9.3%	Consumer Discretionary	0.5%
Materials	9.1%	Consumer Staples	0.5%
Financials	8.2%	Right	0.0%
Utilities	8.1%	Put Option	0.0%
Equity	4.1%	Total	100.0%

*     Based on total value of investments as of October 31, 2022. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Real Estate Stock Fund (Unaudited)
Message from the Sub-Adviser (American Assets Capital Advisers, LLC)

Asset Class Recap

Real estate stocks began the fiscal year on a strong note as robust economic data offset concerns regarding high inflation and wariness on the transition to tighter monetary policy. However, real estate stocks sold off in January as the Omicron variant of the pandemic persisted, and the Federal Reserve indicated its readiness to raise interest rates and reduce the balance sheet. Declines were exacerbated as political tension in eastern Europe spiked, and the Federal Reserve raised the Fed Funds rate for the first time since 2018 in March. The sell-off continued in the previous fiscal quarter as headwinds of tightening monetary policy and inflationary pressures persisted. The Federal Reserve continued to shift in response to these inflationary pressures, and its tone grew increasingly hawkish. Over the fiscal year, the Federal Reserve raised interest rates 25 basis points in March, 50 basis points in May, and increased rates by 75 basis points in June for the first time since 1994, adversely impacting the sector. In the most recent quarter, inflation remained stubbornly high, prompting the Federal Reserve to raise interest rates 75 basis points in the July and September meetings. In response, the 10-year U.S. Treasury yield surged over 139 basis points in the most recent fiscal quarter and 250 basis points in the fiscal year, closing at 4.05 percent. Over the fiscal year, real estate stocks, as measured by the Dow Jones U.S. Real Estate Total Return Index, declined 21.0 percent, underperforming the broad U.S. stock market, as measured by the S&P 500 Index, which ended the quarter down 14.6 percent.

Allocation Review

The Sub-Adviser focuses on companies with competitive advantages that it believes can increase net operating income, independent of what is happening in the economy. Given this bias, the Fund gravitates away from cyclical sectors, which detracted from Fund performance over the most recent fiscal quarter. Specifically, the Fund had no exposure to some of the best performing sectors, which include retail REITs, free standing REITs, and shopping center REITs. Conversely, the Fund received positive contributions from the exposure to infrastructure REITs and self-storage REITs. However, these positive contributions could not overcome the adverse effect of the exposure to off-benchmark holdings such as casino and gaming companies and Chinese data centers.

Holdings Insights

One of the most significant contributors to relative Fund performance over the most recent fiscal quarter was the exposure to casino properties. This includes Caesars Entertainment, Inc. (CZR) (holding weight*: 4.11 percent), a domestic manager of casinos and resorts, and MGM Resorts International (MGM) (holding weight*: 2.16 percent), an international manager of casinos and resorts, both contributed to relative Fund performance during the fiscal quarter as CZR fell just 4.3 percent and MGM rose 8.7 percent. However, this exposure was one of the largest detractors from Fund performance over the fiscal year. Casino properties tend to be highly sensitive to macroeconomic conditions as consumer spending on vacations and casinos is highly discretionary. In a recession, consumers tend to slow spending in this area significantly. These positions sold off during the fiscal year as concerns over a recession increased due to the highest inflation reading in 40 years, the Federal Reserve raising rates, and slowing corporate profits. This led to CZR falling 60.1 percent and MGM declining 24.7 percent for the fiscal year ending October 31, 2022. Moving forward, the Sub-Adviser is optimistic about this exposure as it believes the industry will receive a myriad of tailwinds, including the resurgence of business travel and the proliferation of online and sports gambling.

The largest detractor from Fund performance over the fiscal period was the exposure to Chinese data centers. Early in the fiscal year, these positions sol d off as the country’s “COVID-zero” policy took a heavy toll on economic growth. According to estimates, 46 cities were in full or partial lockdown during the first half of the fiscal year, affecting more than 343 million people, accounting for approximately 35 percent of the country’s economic output. In the most recent quarter, declines mounted as investors took issue with Xi Jinping’s control over the country. As he secured a rare third term in office, he cemented his power by packing the party’s highest ranks with those loyal to him. Investors may be concerned that this power will provide a means to continue the “Covid-Zero” policy and other policies that could continue to hamper growth in the country. Within the Fund, positions included GDS Holdings Ltd. (GDS) (Holding weight*: 0.20 percent) and Chindata Group Holdings Ltd. (CD) (holding weight*: 1.43 percent). These Chinese data centers declined 85.5 percent and 46.7 percent, respectively.

The Fund’s exposure to self-storage REITS contributed to relative Fund performance over the fiscal quarter and year. For example, Extra Space Storage Inc . (EXR) (holding weight*: 2.59 percent), the second largest owner and operator of self-storage properties in the U.S., contributed to relative Fund performance by falling just 5.6 percent over the fiscal quarter and 7.3 percent over the full fiscal year. The Sub-Adviser believes that this position proved more resilient than many of its peer’s due to strong management and a diverse portfolio of properties, allowing the company’s returns to not be meaningfully impacted by volatility in any single market. Additionally, EXR released encouraging second quarter earnings that revealed that revenue growth and funds from operation surpassed estimates. Another position from the self-storage REIT sector that contributed to Fund performance was Life Storage, Inc. (LSI) (holding weight*: 4.03 percent), a REIT that engages in the acquiring and managing of self-storage facilities. LSI fell 14.5 percent over the fiscal year and 11.2 percent over the most recent fiscal quarter as the company announced an increase to the quarterly dividend as a result of strong operating results and financial position.

Sub-Adviser Outlook

The Sub-Adviser believes that real estate performs better over time when it is more difficult to supply, the demand is less cyclical, and tenants are reluctant to leave. Therefore, the Fund generally has higher weightings in real estate sectors that share these four characteristics: oligopoly or duopoly sector structure; high barriers to entry for new owners/developers; high barriers to exit for tenants; and secular demand drivers underlying the user side of the business. The Sub-Adviser is confident that it will continue to find combinations of these four characteristics (or some subset), which creates a competitive landscape where tenants have fewer options to move or play one building owner against another. The Sub-Adviser believes that over the long-term, the properties with these characteristics can command higher occupancy rates and better rents.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2022.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2022

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	(37.75)%	0.42%	4.58%
Class A with load of 5.75%	(41.45)%	(1.00)%	3.71%
Class A without load	(37.87)%	0.17%	4.33%
Class C	(38.38)%	(0.59)%	3.54%
Dow Jones U.S. Real Estate Total Return Index	(20.96)%	4.28%	6.78%
Morningstar Real Estate Category	(20.97)%	3.60%	6.05%

(a)	Total Returns are calculated based on traded NAVs.

The Dow Jones U.S. Real Estate Total Return Index is designed to track the performance of real estate investment trusts (REITs) and other companies that invest directly or indirectly in real estate through development, management, or ownership, including property agencies. Investors cannot invest directly in an index or benchmark.

The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITs of various types. REITs are companies that develop and manage real estate properties.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.37% for Class N, 2.37% for Class C and 1.62% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 99.7%
	ASSET MANAGEMENT - 0.6%
173,971	FTAI Infrastructure, LLC(a),(b)	$478,420

	DATA CENTER REIT - 7.2%
18,378	Digital Realty Trust, Inc.(b)	1,842,395
6,533	Equinix, Inc.	3,700,553
		5,542,948
	HEALTH CARE REIT - 1.0%
31,966	Healthpeak Properties, Inc.	758,553

	INDUSTRIAL REIT - 17.1%
10,807	Innovative Industrial Properties, Inc.	1,168,237
45,912	Prologis, Inc.	5,084,754
94,578	Rexford Industrial Realty, Inc.	5,228,271
27,115	Terreno Realty Corporation(b)	1,549,351
		13,030,613
	INFRASTRUCTURE REIT - 12.4%
15,334	American Tower Corporation	3,177,051
33,357	Crown Castle, Inc.	4,445,154
6,727	SBA Communications Corp., A	1,815,617
		9,437,822
	INTERNET MEDIA & SERVICES - 2.2%
15,443	Airbnb, Inc., CLASS A(a)	1,651,011

	LEISURE FACILITIES & SERVICES - 10.0%
71,923	Caesars Entertainment, Inc.(a)	3,145,194
2,177,155	Drive Shack, Inc.(a),(b)	1,380,969
88,260	MGM Resorts International(b)	3,139,408
		7,665,571
	OFFICE REIT - 6.5%
34,414	Alexandria Real Estate Equities, Inc.	5,000,354

	REAL ESTATE OWNERS & DEVELOPERS - 2.4%
709,394	WeWork, Inc.(a),(b)	1,823,142

See accompanying notes which are an integral part of these financial statements.

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 99.7% (Continued)
	RESIDENTIAL REIT - 18.9%
90,533	American Homes 4 Rent, Class A(b)	$2,891,624
8,524	AvalonBay Communities, Inc.	1,492,723
6,723	Camden Property Trust	776,843
18,425	Equity LifeStyle Properties, Inc.(b)	1,178,463
111,584	Invitation Homes, Inc.(b)	3,536,097
5,583	Mid-America Apartment Communities, Inc.(b)	879,043
21,617	Sun Communities, Inc.(b)	2,915,052
18,516	UDR, Inc.	736,196
		14,406,041
	SELF-STORAGE REIT - 10.3%
11,149	Extra Space Storage, Inc.(b)	1,978,279
27,861	Life Storage, Inc.	3,081,705
65,525	National Storage Affiliates Trust(b)	2,795,297
		7,855,281
	SPECIALTY FINANCE - 4.0%
173,971	Fortress Transportation and Infrastructure Investors, LLC	3,023,616

	SPECIALTY REITS - 2.2%
111,441	NewLake Capital Partners, Inc.	1,671,615

	TELECOMMUNICATIONS - 4.9%
205,706	Chindata Group Holdings Ltd. - ADR(a),(b)	1,092,299
199,531	DigitalBridge Group, Inc.	2,553,997
17,576	GDS Holdings Ltd. - ADR(a),(b)	151,681
		3,797,977

	TOTAL COMMON STOCKS (Cost $85,911,125)	76,142,964

See accompanying notes which are an integral part of these financial statements.

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 33.3%
	MONEY MARKET FUND – 0.4%
343,281	Fidelity Government Portfolio Institutional Class I, 2.86%(c)	$343,281

	COLLATERAL FOR SECURITIES LOANED - 32.9%
25,124,488	Mount Vernon Liquid Assets Portfolio, LLC, 3.24% (c),(d)	25,124,488
	TOTAL SHORT-TERM INVESTMENTS (Cost $25,467,769)	25,467,769

	TOTAL INVESTMENTS – 133.0% (Cost $111,378,894)	$101,610,733
	LIABILITIES IN EXCESS OF OTHER ASSETS - (33.0)%	(25,204,063)
	NET ASSETS - 100.0%	$76,406,670

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

LTD	- Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $23,881,602 at October 31, 2022.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2022.

(d)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Real Estate	58.7%	Communications	5.4%
Collateral for Securities Loaned	24.7%	Financials	3.4%
Consumer Discretionary	7.5%	Short-Term Investment	0.3%
		Total	100.0%

*    Based on total value of investments as of October 31, 2022. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2022

	Dunham			Dunham			Dunham
	Corporate /	Dunham	Dunham	International	Dunham	Dunham	Focused
	Government	Floating Rate	High-Yield	Opportunity	Large Cap	Small Cap	Large Cap
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Value Fund	Value Fund	Growth Fund
Assets:
Investments in securities, at cost	$70,266,892	$194,195,043	$121,823,749	$45,907,299	$155,567,745	$87,711,280	$174,959,734
Investments in securities, at value	$59,287,428	$181,237,572	$109,616,038	$34,302,906	$191,816,137	$91,876,889	$216,041,171
Foreign currency, at value (cost $0, $0, $0, $730,021, $0, $0 and $0 respectively)	—	—	—	728,184	—	—	—
Deposits with brokers (a)	—	—	—	428,020	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	97,690	—	—	—
Unrealized appreciation on futures	—	—	—	199,631	—	—	—
Receivable for securities sold	530,985	5,649,290	125,238	135,355	—	—	—
Interest and dividends receivable	460,215	1,478,064	1,526,647	663,137	214,993	35,801	65,907
Receivable for Fund shares sold	369	1,148	660	287	2,257	785	8,980
Prepaid expenses and other assets	24,336	35,332	24,731	32,792	28,696	96,120	37,720
Total Assets	60,303,333	188,401,406	111,293,314	36,588,002	192,062,083	92,009,595	216,153,778

Liabilities:
Payable for securities purchased	374,381	5,177,998	323,322	167,482	—	—	—
Payable for Fund shares redeemed	554,694	825,790	110,575	34,285	8,707	5,467	60,351
Payable to broker	—	—	—	200,000	—	—	—
Distributions payable	861	6,941	3,993	328	—	—	—
Payable upon return of securities loaned (Market value of securities on loan $1,687,743, $2,798,661, $12,732,323, $931,610, $22,996,699, $20,643,100, and $39,116,778 respectively)	1,727,778	2,857,500	12,986,938	954,050	23,687,837	21,269,346	40,261,170
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	49,396	—	—	—
Unrealized depreciation on futures	—	—	—	256,927	—	—	—
Payable to adviser	24,921	109,896	48,671	18,134	88,981	38,381	90,349
Payable to sub-adviser	19,037	119,957	22,241	2,131	28,785	50,443	24,754
Payable for distribution fees	7,437	13,733	21,748	1,393	19,069	8,380	42,859
Payable for administration fees	23,019	21,000	17,106	17,549	10,497	6,937	11,157
Payable for fund accounting fees	1,484	4,437	2,285	1,244	3,607	1,816	4,134
Payable for transfer agent fees	4,245	7,598	5,873	4,411	7,522	4,710	7,538
Payable for custody fees	5,359	30,500	1,403	9,502	1,914	1,015	1,396
Payable for third party administrative servicing fees	1,146	2,867	1,828	943	3,895	1,863	5,619
Accrued expenses and other liabilities	21,353	24,936	23,462	20,135	23,367	21,255	25,565
Total Liabilities	2,765,715	9,203,153	13,569,445	1,737,910	23,884,181	21,409,613	40,534,892

Net Assets	$57,537,618	$179,198,253	$97,723,869	$34,850,092	$168,177,902	$70,599,982	$175,618,886

Net Assets:
Paid in capital	$71,195,502	$209,748,781	$118,129,453	$50,986,594	$129,339,119	$62,789,994	$141,173,703
Accumulated earnings (loss)	(13,657,884)	(30,550,528)	(20,405,584)	(16,136,502)	38,838,783	7,809,988	34,445,183
Net Assets	$57,537,618	$179,198,253	$97,723,869	$34,850,092	$168,177,902	$70,599,982	$175,618,886

Net Asset Value Per Share
Class N Shares:
Net Assets	$48,744,047	$152,133,600	$81,243,368	$29,209,370	$141,435,902	$59,955,169	$143,425,181
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	4,057,827	18,027,667	10,154,363	4,195,250	8,369,218	3,899,496	5,837,026
Net asset value, offering and redemption price per share	$12.01	$8.44	$8.00	$6.96	$16.90	$15.38	$24.57

Class A Shares:
Net Assets	$6,375,752	$20,569,224	$12,650,269	$4,786,504	$22,783,547	$8,331,234	$24,711,169
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	531,415	2,440,477	1,563,094	694,596	1,358,037	552,931	1,039,408
Net asset value and redemption price per share *	$12.00	$8.43	$8.09	$6.89	$16.78	$15.07	$23.77
Front-end sales charge factor	0.9550	0.9550	0.9550	0.9550	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$12.57	$8.83	$8.47	$7.21	$17.80	$15.99	$25.22

Class C Shares:
Net Assets	$2,417,819	$6,495,429	$3,830,232	$854,218	$3,958,453	$2,313,579	$7,482,536
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	203,072	770,095	481,397	127,479	251,422	183,547	347,087
Net asset value, offering and redemption price per share	$11.91	$8.43	$7.96	$6.70	$15.74	$12.60	$21.56

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(a)	See Section 2.k. in the notes for the breakout by counterparty.

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2022

		Dunham				Dunham
	Dunham	Emerging	Dunham	Dunham	Dunham	Monthly	Dunham
	Small Cap	Markets	International	Dynamic Macro	Long/Short	Distribution	Real Estate
	Growth Fund	Stock Fund	Stock Fund	Fund	Credit Fund	Fund	Stock Fund
Assets:
Investments in securities, at cost	$90,396,006	$125,221,708	$158,531,517	$25,339,281	$250,969,774	$233,879,426	$111,378,894
Investments in securities, at value	$92,800,011	$107,380,128	$141,066,648	$26,886,875	$238,943,543	$225,993,726	$101,610,733
Cash	—	—	—	—	1,280,000	—	—
Foreign currency, at value (cost $0, $55,943, $28,219, $831, $28,828, $44,359 and $0 respectively)	—	53,759	27,806	688	25,032	41,172	—
Deposits with brokers (a)	—	—	—	53,857	—	61,614,978	—
Unrealized appreciation on futures	—	—	—	109,689	3,782,253	—	—
Unrealized appreciation on swap contracts	—	—	—	—	31,716	—	—
Premiums paid on swap contracts	—	—	—	—	819,478	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	—	883,883	—
Receivable for securities sold	1,324,663	1,679,780	1,157,988	546,960	2,428,025	1,229,905	641,440
Interest and dividends receivable	12,152	77,882	900,309	10,219	1,750,234	145,993	9,154
Receivable for Fund shares sold	11,450	8,853	2,141	1,071	157,540	2,133	2,315
Due from sub-adviser	3,522	—	—	—	—	—	—
Prepaid expenses and other assets	43,196	25,287	25,667	30,607	31,341	49,537	24,186
Total Assets	94,194,994	109,225,689	143,180,559	27,639,966	249,249,162	289,961,327	102,287,828

Liabilities:
Option contracts written (premiums received $0, $0, $0, $0, $0, $262,766, $0)	—	—	—	—	—	277,200	—
Securities sold short (proceeds $0, $0, $0, $0, $0, $45,424,273, $0)	—	—	—	—	—	43,174,936	—
Cash overdraft for broker	—	—	—	—	1,860,727	—	—
Payable upon return of securities loaned (Market value of securities on loan $13,791,494, $3,982,690, $8,089,227, $0, $1,822,771, $20,452,521, and $23,881,602 respectively)	14,217,406	4,064,003	8,359,136	—	1,859,875	21,014,292	25,124,488
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—	—	286,787	—
Accrued foreign capital gains tax on appreciated securities	—	517,603	—	—	—	—	—
Payable for securities purchased	802,831	1,309,347	379,915	—	4,209,375	3,035,911	646,432
Payable for Fund shares redeemed	2,801	3,676	20,790	2,511	1,267,602	808,846	20,128
Distributions payable	—	—	—	—	24,592	41,368	—
Premiums received on swap contracts	—	—	—	—	140,539	—	—
Unrealized depreciation on swap contracts	—	—	—	—	999,555	—	—
Unrealized depreciation on futures	—	—	—	167,766	—	—	—
Payable to adviser	42,199	58,309	73,666	15,130	132,866	122,799	39,912
Payable to sub-adviser	—	432	107,271	11,644	6,908	198,010	2,742
Payable for distribution fees	19,681	12,242	19,045	4,492	23,196	54,941	6,731
Payable for administration fees	6,548	10,934	18,190	3,947	17,002	17,976	7,037
Payable for fund accounting fees	1,884	2,787	4,265	714	3,538	3,493	1,978
Payable for transfer agent fees	5,533	5,598	7,022	3,031	9,532	8,970	4,853
Payable for custody fees	2,687	25,653	21,588	1,343	2,407	7,505	738
Payable for third party administrative servicing fees	3,761	1,561	2,903	1,225	15,323	6,198	4,593
Accrued expenses and other liabilities	21,060	22,435	22,871	20,265	37,860	25,234	21,526
Total Liabilities	15,126,391	6,034,580	9,036,662	232,068	10,610,897	69,084,466	25,881,158

Net Assets	$79,068,603	$103,191,109	$134,143,897	$27,407,898	$238,638,265	$220,876,861	$76,406,670

Net Assets:
Paid in capital	$93,033,600	$137,542,870	$149,904,309	$27,528,942	$248,611,695	$230,566,161	$96,103,526
Accumulated loss	(13,964,997)	(34,351,761)	(15,760,412)	(121,044)	(9,973,430)	(9,689,300)	(19,696,856)
Net Assets	$79,068,603	$103,191,109	$134,143,897	$27,407,898	$238,638,265	$220,876,861	$76,406,670

Net Asset Value Per Share
Class N Shares:
Net Assets	$65,063,663	$85,825,199	$111,569,624	$22,330,431	$206,875,191	$175,702,795	$64,414,397
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	4,415,600	7,854,905	7,927,761	2,296,143	22,780,545	5,640,895	5,164,846
Net asset value, offering and redemption price per share	$14.73	$10.93	$14.07	$9.73	$9.08	$31.15	$12.47

Class A Shares:
Net Assets	$11,794,895	$15,366,536	$18,637,827	$4,165,743	$27,905,521	$28,997,491	$9,448,657
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	870,288	1,445,902	1,337,691	433,347	3,080,353	976,202	754,787
Net asset value, and redemption price per share *	$13.55	$10.63	$13.93	$9.61	$9.06	$29.70	$12.52
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$14.38	$11.28	$14.78	$10.20	$9.61	$31.51	$13.28

Class C Shares:
Net Assets	$2,210,045	$1,999,374	$3,936,446	$911,724	$3,857,553	$16,176,575	$2,543,616
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	247,584	202,654	303,156	101,289	442,563	738,868	223,653
Net asset value, offering and redemption price per share	$8.93	$9.87	$12.98	$9.00	$8.72	$21.89	$11.37

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(a)	See Section 2.k. in the notes for the breakout by counterparty.

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2022

	Dunham			Dunham			Dunham
	Corporate /	Dunham	Dunham	International	Dunham	Dunham	Focused
	Government	Floating Rate	High-Yield	Opportunity	Large Cap	Small Cap	Large Cap
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Value Fund	Value Fund	Growth Fund
Investment Income:
Interest income	$2,251,937	$11,160,632	$6,200,861	$2,983,894	$31,579	$5,238	$49,676
Dividend income	5,150	41,254	350,034	—	3,178,220	1,606,903	527,257
Securities lending income - net	5,591	21,816	44,597	10,720	15,341	22,866	23,838
Less: Foreign withholding taxes	—	—	—	(11,665)	—	—	(6,649)
Total Investment Income	2,262,678	11,223,702	6,595,492	2,982,949	3,225,140	1,635,007	594,122

Operating Expenses:
Investment advisory fees	377,001	1,177,547	644,188	347,588	1,026,423	527,520	1,151,023
Sub-advisory fees	226,200	549,522	343,567	260,691	473,734	365,207	619,782
Sub-advisory performance fees	76,815	(105,624)	9,533	(141,414)	211,757	263,527	(284,405)
Fund accounting fees	10,046	25,390	14,297	7,889	22,522	12,648	25,861
Distribution fees- Class C Shares	20,297	49,048	31,902	8,469	43,301	25,775	98,543
Distribution fees- Class A Shares	19,694	54,752	31,888	18,541	58,663	26,361	69,178
Administration fees	142,143	134,683	105,143	107,163	68,292	40,466	74,152
Registration fees	49,697	46,834	51,406	42,601	51,937	50,033	49,001
Transfer agent fees	25,727	43,513	32,197	25,165	40,418	28,782	42,112
Custodian fees	37,119	60,822	8,274	55,568	13,269	7,467	9,562
Professional fees	18,497	22,880	19,399	17,181	22,307	17,966	23,586
Chief Compliance Officer fees	3,563	10,327	5,443	2,955	8,249	4,283	9,110
Printing and postage expense	17,899	31,179	17,633	19,073	16,891	13,611	19,880
Trustees’ fees	3,590	9,160	4,806	2,810	7,261	4,249	7,645
Insurance expense	1,483	2,373	1,541	1,188	2,496	1,471	3,625
Interest expense	3,105	5,408	281	3,839	1,488	1,647	433
Third party administrative servicing fees	3,284	10,943	6,008	2,218	12,796	7,392	23,318
Miscellaneous expenses	8,737	22,107	9,998	9,134	11,190	7,071	14,332
Total Operating Expenses	1,044,897	2,150,864	1,337,504	790,659	2,092,994	1,405,476	1,956,738
Less: Commission Recapture	—	—	—	—	(3,545)	(51,398)	(6,840)
Net Operating Expenses	1,044,897	2,150,864	1,337,504	790,659	2,089,449	1,354,078	1,949,898

Net Investment Income (Loss)	1,217,781	9,072,838	5,257,988	2,192,290	1,135,691	280,929	(1,355,776)

Realized and Unrealized Gain (Loss) on Investments, Futures and Forward Foreign Currency Exchange Contracts:
Net realized gain (loss) from:
Investments	(1,660,818)	(4,559,655)	(2,996,730)	(7,024,947)	2,566,661	5,333,249	(5,401,687)
Futures	—	—	—	(503,216)	—	—	—
Forward foreign currency exchange contracts	—	—	—	3,600,349	—	—	—
Net realized gain (loss)	(1,660,818)	(4,559,655)	(2,996,730)	(3,927,814)	2,566,661	5,333,249	(5,401,687)
Net change in unrealized appreciation (depreciation) on:
Investments	(11,631,856)	(11,957,000)	(13,996,123)	(11,525,244)	(15,094,338)	(12,058,203)	(81,746,994)
Futures	—	—	—	20,887	—	—	—
Forward foreign currency exchange contracts	—	—	—	(161,548)	—	—	—
Net change in unrealized depreciation	(11,631,856)	(11,957,000)	(13,996,123)	(11,665,905)	(15,094,338)	(12,058,203)	(81,746,994)
Net Realized and Unrealized Loss	(13,292,674)	(16,516,655)	(16,992,853)	(15,593,719)	(12,527,677)	(6,724,954)	(87,148,681)

Net Decrease in Net Assets Resulting From Operations	$(12,074,893)	$(7,443,817)	$(11,734,865)	$(13,401,429)	$(11,391,986)	$(6,444,025)	$(88,504,457)

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended October 31, 2022

		Dunham				Dunham
	Dunham	Emerging	Dunham	Dunham	Dunham	Monthly	Dunham
	Small Cap	Markets	International	Dynamic Macro	Long/Short	Distribution	Real Estate
	Growth Fund	Stock Fund	Stock Fund	Fund	Credit Fund	Fund	Stock Fund
Investment Income:
Interest income	$23,708	$23,456	$50,967	$122,785	$6,640,267	$19,636	$4,826
Dividend income	261,023	3,081,705	9,806,347	411,833	468,662	2,865,053	1,609,193
Securities lending income - net	62,528	2,489	43,683	7,985	32,997	22,902	119,036
Less: Foreign withholding taxes	(522)	(350,226)	(915,171)	—	—	(52,230)	(13,638)
Total Investment Income	346,737	2,757,424	8,985,826	542,603	7,141,926	2,855,361	1,719,417

Operating Expenses:
Investment advisory fees	503,150	795,165	1,052,785	164,213	1,551,490	1,620,428	600,929
Sub-advisory fees	387,038	551,208	1,052,785	189,477	1,432,144	1,495,780	416,027
Sub-advisory performance fees	(189,405)	(497,083)	(95,755)	(13,724)	(1,080,394)	1,810,028	(298,747)
Fund accounting fees	11,172	16,677	22,651	2,525	30,020	28,676	12,478
Distribution fees- Class C Shares	26,701	27,229	49,135	10,115	42,852	174,644	36,012
Distribution fees- Class A Shares	33,970	46,132	58,482	9,407	76,704	79,292	29,915
Administration fees	40,324	69,059	112,363	20,529	103,363	81,279	42,982
Registration fees	52,294	52,434	53,220	47,650	61,582	58,147	53,753
Transfer agent fees	30,443	33,313	38,871	19,807	48,316	49,379	29,096
Custodian fees	18,038	158,816	145,575	7,371	13,837	43,239	4,818
Professional fees	17,723	29,762	22,182	15,783	25,374	23,467	18,985
Chief Compliance Officer fees	3,928	6,337	7,743	973	12,565	12,818	4,691
Printing and postage expense	15,182	15,379	18,893	11,644	34,382	53,893	16,430
Trustees’ fees	4,010	5,951	6,924	1,567	11,386	7,811	4,215
Insurance expense	1,445	2,129	2,603	559	2,702	3,093	1,813
Interest expense	726	1,634	2,190	962	590	1,804	1,987
Third party administrative servicing fees	16,456	5,058	10,283	2,475	48,096	17,072	16,529
Dividend expense on short sales	—	—	—	—	—	907,331	—
Broker Fees	—	—	—	—	—	70,031	—
Miscellaneous expenses	7,977	15,414	16,507	3,285	23,016	20,440	10,661
Total Operating Expenses	981,172	1,334,614	2,577,437	494,618	2,438,025	6,558,652	1,002,574
Less: Fees paid indirectly	(21,105)	—	—	—	—	—	—
Net Operating Expenses	960,067	1,334,614	2,577,437	494,618	2,438,025	6,558,652	1,002,574

Net Investment Income (Loss)	(613,330)	1,422,810	6,408,389	47,985	4,703,901	(3,703,291)	716,843

Realized and Unrealized Gain (Loss) on Investments, Futures, Purchased Options, Securities Sold Short, Written Options, Swap Contracts, Foreign Currency Transactions and Forward Foreign Currency Exchange Contracts
Net realized gain (loss) from:
Investments	(14,831,085)	(15,040,779)	(2,235,228)	1,512,016	(8,755,403)	4,417,638	(10,844,324)
Foreign Capital Gain Tax	—	(84,860)	—	—	—	—	—
Futures	—	—	—	(1,683,825)	7,124,065	—	—
Purchased options	—	—	—	(1,181,803)	—	7,429	—
Securities sold short	—	—	—	—	—	(2,221,333)	—
Written options	—	—	—	239,045	—	568,172	—
Swap contracts	—	—	—	—	1,913,730	—	—
Forward Foreign currency exchange contracts	—	(194,395)	(155,060)	3,746	5,384	2,046,876	—
Net realized gain (loss)	(14,831,085)	(15,320,034)	(2,390,288)	(1,110,821)	287,776	4,818,782	(10,844,324)
Net change in unrealized appreciation (depreciation) on:
Investments	(21,530,117)	(39,302,309)	(46,303,040)	(2,240,755)	(13,857,843)	(23,517,691)	(32,449,422)
Futures	—	—	—	103,429	3,390,033	—	—
Purchased options	—	—	—	(217,660)	—	(6,356)	—
Securities sold short	—	—	—	—	—	23,658,543	—
Written options	—	—	—	(3,520)	—	(14,434)	—
Swap contracts	—	—	—	—	(991,611)	—	—
Foreign currency transactions	—	(3,493)	(59,269)	2,041	(3,725)	(2,356)	—
Forward Foreign currency exchange contracts	—	—	—	—	—	669,501	—
Net change in foreign capital gains tax on appreciated securities	—	110,593	—	—	—	—	—
Net change in unrealized depreciation	(21,530,117)	(39,195,209)	(46,362,309)	(2,356,465)	(11,463,146)	787,207	(32,449,422)
Net Realized and Unrealized Loss	(36,361,202)	(54,515,243)	(48,752,597)	(3,467,286)	(11,175,370)	5,605,989	(43,293,746)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$(36,974,532)	$(53,092,433)	$(42,344,208)	$(3,419,301)	$(6,471,469)	$1,902,698	$(42,576,903)

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham
	Corporate/Government		Floating Rate		High-Yield		International Opportunity		Large Cap
	Bond Fund		Bond Fund		Bond Fund		Bond Fund		Value Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
Operations:
Net investment income	$1,217,781	$1,115,758	$9,072,838	$5,395,499	$5,257,988	$4,590,219	$2,192,290	$1,441,432	$1,135,691	$867,245
Net realized gain (loss) from investments, futures, and forward foreign currency exchange contracts	(1,660,818)	663,320	(4,559,655)	(704,426)	(2,996,730)	3,485,153	(3,927,814)	911,495	2,566,661	10,381,354
Net change in unrealized appreciation (depreciation) on investments, futures and forward foreign currency exchange contracts	(11,631,856)	(862,438)	(11,957,000)	6,505,769	(13,996,123)	1,712,224	(11,665,905)	(522,678)	(15,094,338)	34,943,028
Net Increase (Decrease) in Net Assets Resulting From Operations	(12,074,893)	916,640	(7,443,817)	11,196,842	(11,734,865)	9,787,596	(13,401,429)	1,830,249	(11,391,986)	46,191,627

Distributions to Shareholders From:
Total Distributions Paid
Class N	(1,135,544)	(1,111,747)	(8,046,721)	(5,232,288)	(4,285,168)	(3,923,046)	(2,274,698)	(1,404,947)	(8,440,624)	(885,281)
Class A	(118,468)	(113,506)	(1,005,888)	(661,563)	(574,395)	(508,571)	(328,443)	(196,625)	(1,657,189)	(159,962)
Class C	(29,589)	(19,976)	(268,328)	(178,039)	(171,919)	(162,670)	(46,086)	(24,098)	(296,620)	(13,236)
Total Distributions to Shareholders	(1,283,601)	(1,245,229)	(9,320,937)	(6,071,890)	(5,031,482)	(4,594,287)	(2,649,227)	(1,625,670)	(10,394,433)	(1,058,479)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	11,238,241	37,363,091	32,982,082	49,250,845	14,033,946	30,047,934	8,090,496	29,428,075	50,046,025	35,671,210
Class A	1,470,664	4,362,738	5,686,586	6,045,587	2,942,020	4,608,305	1,423,245	4,565,559	8,410,001	8,236,476
Class C	873,684	730,362	1,290,413	854,266	351,868	609,761	146,032	395,013	613,073	660,022
Reinvestment of distributions
Class N	1,132,986	1,108,792	8,013,242	5,216,097	4,272,521	3,902,928	2,273,622	1,403,554	8,418,440	882,505
Class A	116,316	110,697	983,618	644,688	549,551	485,370	323,705	193,529	1,510,268	147,796
Class C	24,043	19,637	255,155	168,317	155,235	147,452	45,503	23,805	295,033	13,125
Cost of shares redeemed
Class N	(30,502,217)	(20,862,705)	(47,660,452)	(21,169,647)	(24,862,675)	(19,327,337)	(29,901,796)	(9,894,782)	(29,083,278)	(16,306,551)
Class A	(3,408,740)	(3,338,641)	(6,431,427)	(4,799,310)	(2,487,049)	(4,261,225)	(4,076,825)	(2,353,597)	(10,652,729)	(5,925,541)
Class C	(665,138)	(954,395)	(1,225,094)	(1,307,869)	(754,635)	(915,443)	(344,420)	(292,489)	(938,835)	(1,474,929)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(19,720,161)	18,539,576	(6,105,877)	34,902,974	(5,799,218)	15,297,745	(22,020,438)	23,468,667	28,617,998	21,904,113

Total Increase (Decrease) in Net Assets	(33,078,655)	18,210,987	(22,870,631)	40,027,926	(22,565,565)	20,491,054	(38,071,094)	23,673,246	6,831,579	67,037,261

Net Assets:
Beginning of Year	90,616,273	72,405,286	202,068,884	162,040,958	120,289,434	99,798,380	72,921,186	49,247,940	161,346,323	94,309,062
End of Year	$57,537,618	$90,616,273	$179,198,253	$202,068,884	$97,723,869	$120,289,434	$34,850,092	$72,921,186	$168,177,902	$161,346,323

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	Small Cap		Focused Large Cap		Small Cap		Emerging Markets		International
	Value Fund		Growth Fund		Growth Fund		Stock Fund		Stock Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
Operations:
Net investment income (loss)	$280,929	$454,624	$(1,355,776)	$(1,930,598)	$(613,330)	$(1,231,538)	$1,422,810	$135,110	$6,408,389	$2,287,121
Net realized gain (loss) from investments, and forward foreign currency exchange contracts	5,333,249	15,659,426	(5,401,687)	19,114,247	(14,831,085)	18,441,711	(15,320,034)	11,204,195	(2,390,288)	23,917,595
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions and capital gains on appreciated securities	(12,058,203)	14,013,471	(81,746,994)	35,550,794	(21,530,117)	10,669,060	(39,195,209)	5,322,207	(46,362,309)	21,600,892
Net Increase (Decrease) in Net Assets Resulting From Operations	(6,444,025)	30,127,521	(88,504,457)	52,734,443	(36,974,532)	27,879,233	(53,092,433)	16,661,512	(42,344,208)	47,805,608

Distributions to Shareholders From:
Total Distributions Paid
Class N	(8,082,160)	(485,740)	(12,138,317)	(2,769,774)	(10,232,676)	(6,664,517)	(9,680,432)	(125,901)	(20,424,436)	(981,773)
Class A	(1,369,856)	(77,307)	(2,937,408)	(811,011)	(3,441,219)	(2,433,036)	(1,850,179)	—	(3,680,446)	(161,146)
Class C	(363,568)	(4,934)	(1,174,480)	(289,087)	(791,503)	(608,456)	(279,057)	—	(794,025)	(3,018)
Total Distributions to Shareholders	(9,815,584)	(567,981)	(16,250,205)	(3,869,872)	(14,465,398)	(9,706,009)	(11,809,668)	(125,901)	(24,898,907)	(1,145,937)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	22,822,893	20,986,577	79,275,818	43,139,698	43,544,756	20,800,330	37,156,820	40,234,684	33,424,663	45,256,461
Class A	1,827,469	3,566,512	11,424,283	9,273,680	6,245,266	10,277,892	5,529,970	7,142,063	4,607,895	5,877,586
Class C	523,011	536,803	1,366,792	2,176,190	443,328	709,162	373,439	614,699	458,875	664,270
Reinvestment of distributions
Class N	8,067,916	483,618	11,836,217	2,685,861	10,127,549	6,476,423	9,673,626	125,588	20,345,234	977,525
Class A	1,353,929	76,511	2,791,471	774,617	3,122,559	2,209,269	1,837,164	—	3,636,079	158,869
Class C	361,649	4,890	1,057,574	260,537	785,687	602,421	272,597	—	781,476	2,970
Redemption fee proceeds
Class A	—	—	—	(36)	—	—	—	—	—	—
Cost of shares redeemed
Class N	(30,122,239)	(15,001,394)	(23,825,971)	(34,080,183)	(13,353,325)	(20,755,973)	(19,820,390)	(12,057,092)	(37,984,597)	(28,595,820)
Class A	(5,447,387)	(4,523,056)	(9,366,435)	(13,354,769)	(7,277,905)	(8,444,911)	(3,239,190)	(3,677,490)	(6,319,472)	(8,121,107)
Class C	(768,124)	(912,325)	(2,305,026)	(2,056,571)	(503,571)	(834,899)	(504,079)	(841,166)	(986,369)	(1,387,921)
Net Increase/(Decrease) in Net Assets From Share Transactions of Beneficial Interest	(1,380,883)	5,218,136	72,254,723	8,819,024	43,134,344	11,039,714	31,279,957	31,541,286	17,963,784	14,832,833

Total Increase (Decrease) in Net Assets	(17,640,492)	34,777,676	(32,499,939)	57,683,595	(8,305,586)	29,212,938	(33,622,144)	48,076,897	(49,279,331)	61,492,504

Net Assets:
Beginning of Year	88,240,474	53,462,798	208,118,825	150,435,230	87,374,189	58,161,251	136,813,253	88,736,356	183,423,228	121,930,724
End of Year	$70,599,982	$88,240,474	$175,618,886	$208,118,825	$79,068,603	$87,374,189	$103,191,109	$136,813,253	$134,143,897	$183,423,228

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	Dynamic Macro		Long/Short		Monthly Distribution		Real Estate
	Fund		Credit Fund		Fund		Stock Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
Operations:
Net investment income (loss)	$47,985	$(341,257)	$4,703,901	$1,139,166	$(3,703,291)	$(2,474,048)	$716,843	$(149,488)
Net realized gain (loss) from investments, futures, purchased options, securities sold short, written options, swap contracts and forward foreign currency exchange contracts	(1,110,821)	1,703,292	287,776	4,617,731	4,818,782	10,690,910	(10,844,324)	7,630,466
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, securities sold short, written options, swap contracts, and foreign currency translations and forward foreign currency exchange contracts	(2,356,465)	1,907,511	(11,463,146)	576,984	787,207	(5,547,460)	(32,449,422)	16,332,614

Net Increase (Decrease) in Net Assets Resulting From Operations	(3,419,301)	3,269,546	(6,471,469)	6,333,881	1,902,698	2,669,402	(42,576,903)	23,813,592

Distributions to Shareholders From:
Distributions From Paid In Capital:
Class N	—	—	—	—	(6,847,683)	(2,379,879)	—	—
Class A	—	—	—	—	(1,166,961)	(387,771)	—	—
Class C	—	—	—	—	(849,813)	(312,062)	—	—
Total Distributions Paid
Class N	—	(135,675)	(8,052,024)	(3,356,255)	(1,638,444)	(3,665,355)	(5,499,204)	(4,866,699)
Class A	—	(12,837)	(1,100,569)	(447,166)	(257,202)	(707,769)	(850,102)	(967,474)
Class C	—	—	(147,146)	(72,450)	(196,098)	(631,174)	(307,750)	(282,450)
Total Distributions to Shareholders	—	(148,512)	(9,299,739)	(3,875,871)	(10,956,201)	(8,084,010)	(6,657,056)	(6,116,623)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	9,503,028	4,773,495	87,383,682	105,287,518	38,741,266	86,626,522	26,981,312	29,537,589
Class A	1,422,232	1,027,623	15,236,101	15,532,775	4,501,409	8,503,404	3,069,951	4,330,490
Class C	118,628	122,726	708,042	1,750,991	1,321,111	1,900,124	374,346	1,508,116
Reinvestment of distributions
Class N	—	134,970	7,724,291	3,229,140	8,373,239	5,924,043	5,403,784	4,827,354
Class A	—	12,761	1,051,996	419,491	1,302,583	980,344	842,420	957,510
Class C	—	—	128,693	67,601	882,463	784,135	306,360	280,569
Cost of shares redeemed
Class N	(5,459,115)	(10,012,675)	(70,667,342)	(24,965,410)	(84,307,867)	(29,160,238)	(18,789,259)	(10,723,310)
Class A	(777,634)	(2,602,857)	(15,392,435)	(4,343,613)	(8,760,862)	(8,774,650)	(3,107,857)	(4,086,037)
Class C	(199,197)	(400,312)	(1,195,736)	(1,194,718)	(4,292,575)	(5,777,804)	(841,246)	(769,703)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	4,607,942	(6,944,269)	24,977,292	95,783,775	(42,239,233)	61,005,880	14,239,811	25,862,578

Total Increase (Decrease) in Net Assets	1,188,641	(3,823,235)	9,206,084	98,241,785	(51,292,736)	55,591,272	(34,994,148)	43,559,547

Net Assets:
Beginning of Year	26,219,257	30,042,492	229,432,181	131,190,396	272,169,597	216,578,325	111,400,818	67,841,271
End of Year	$27,407,898	$26,219,257	$238,638,265	$229,432,181	$220,876,861	$272,169,597	$76,406,670	$111,400,818

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$14.41	$14.44	$14.02	$13.06	$13.82
Income (loss) from investment operations:
Net investment income*	0.22	0.19	0.28	0.36	0.34
Net realized and unrealized gain (loss)	(2.38)	(0.01)	0.44	0.96	(0.74)
Total income (loss) from investment operations	(2.16)	0.18	0.72	1.32	(0.40)
Less distributions:
Distributions from net investment income	(0.24)	(0.21)	(0.30)	(0.36)	(0.36)
Total distributions	(0.24)	(0.21)	(0.30)	(0.36)	(0.36)
Net asset value, end of year	$12.01	$14.41	$14.44	$14.02	$13.06

Total return + #	(15.12)%	1.23%	5.17%	10.27%	(2.93)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$48,744	$78,345	$61,209	$42,730	$41,151
Ratios of expenses to average net assets:	1.34%	1.25%	1.24%	1.20%	1.20%
Ratios of net investment income to average net assets:	1.67%	1.30%	1.99%	2.68%	2.53%
Portfolio turnover rate	35%	59%	75%	76%	92%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net asset value, beginning of year	$14.39	$14.42	$14.01	$13.04	$13.80	$14.28	$14.31	$13.91	$12.95	$13.71
Income (loss) from investment operations:
Net investment income*	0.19	0.15	0.25	0.33	0.31	0.13	0.08	0.18	0.26	0.24
Net realized and unrealized gain (loss)	(2.37)	(0.01)	0.42	0.97	(0.74)	(2.36)	(0.01)	0.41	0.96	(0.74)
Total income (loss) from investment operations	(2.18)	0.14	0.67	1.30	(0.43)	(2.23)	0.07	0.59	1.22	(0.50)
Less distributions:
Distributions from net investment income	(0.21)	(0.17)	(0.26)	(0.33)	(0.33)	(0.14)	(0.10)	(0.19)	(0.26)	(0.26)
Total distributions	(0.21)	(0.17)	(0.26)	(0.33)	(0.33)	(0.14)	(0.10)	(0.19)	(0.26)	(0.26)
Net asset value, end of year	$12.00	$14.39	$14.42	$14.01	$13.04	$11.91	$14.28	$14.31	$13.91	$12.95

Total return + #	(15.29)%	0.98%	4.84%	10.09%	(3.17)%	(15.68)%	0.49%	4.29%	9.53%	(3.67)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,376	$9,593	$8,490	$7,510	$5,311	$2,418	$2,418	$2,886	$2,672	$2,760
Ratios of expenses to average net assets:	1.59%	1.50%	1.49%	1.45%	1.45%	2.09%	2.00%	1.99%	1.95%	1.95%
Ratios of net investment income to average net assets:	1.42%	1.05%	1.75%	2.41%	2.31%	0.96%	0.56%	1.31%	1.92%	1.81%
Portfolio turnover rate	35%	59%	75%	76%	92%	35%	59%	75%	76%	92%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.18	$8.90	$9.36	$9.62	$9.73
Income (loss) from investment operations:
Net investment income*	0.41	0.27	0.34	0.44	0.40
Net realized and unrealized gain (loss)	(0.72)	0.32	(0.47)	(0.26)	(0.11)
Total income (loss) from investment operations	(0.31)	0.59	(0.13)	0.18	0.29
Less distributions:
Distributions from net investment income	(0.43)	(0.31)	(0.33)	(0.44)	(0.40)
Total distributions	(0.43)	(0.31)	(0.33)	(0.44)	(0.40)
Net asset value, end of year	$8.44	$9.18	$8.90	$9.36	$9.62

Total return + #	(3.46)%	6.63%	(1.30)%	1.99%	3.02%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$152,134	$173,112	$135,536	$157,757	$164,936
Ratios of expenses to average net assets:	1.04%	0.90%	1.00%	1.01%	0.97%
Ratios of net investment income to average net assets:	4.67%	2.97%	3.81%	4.60%	4.08%
Portfolio turnover rate	56%	135%	76%	44%	79%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.17	$8.89	$9.35	$9.61	$9.72	$9.18	$8.89	$9.35	$9.62	$9.73
Income (loss) from investment operations:
Net investment income*	0.39	0.25	0.32	0.41	0.37	0.35	0.21	0.27	0.37	0.33
Net realized and unrealized gain (loss)	(0.72)	0.32	(0.47)	(0.25)	(0.11)	(0.74)	0.32	(0.46)	(0.27)	(0.11)
Total income (loss) from investment operations	(0.33)	0.57	(0.15)	0.16	0.26	(0.39)	0.53	(0.19)	0.10	0.22
Less distributions:
Distributions from net investment income	(0.41)	(0.29)	(0.31)	(0.42)	(0.37)	(0.36)	(0.24)	(0.27)	(0.37)	(0.33)
Total distributions	(0.41)	(0.29)	(0.31)	(0.42)	(0.37)	(0.36)	(0.24)	(0.27)	(0.37)	(0.33)
Net asset value, end of year	$8.43	$9.17	$8.89	$9.35	$9.61	$8.43	$9.18	$8.89	$9.35	$9.62

Total return + #	(3.70)%	6.39%	(1.56)%	1.74%	2.77%	(4.30)%	5.98%	(2.06)%	1.13%	2.26%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$20,569	$22,225	$19,705	$21,997	$20,205	$6,495	$6,732	$6,800	$8,654	$7,236
Ratios of expenses to average net assets:	1.29%	1.15%	1.25%	1.26%	1.22%	1.80%	1.65%	1.75%	1.76%	1.72%
Ratios of net investment income to average net assets:	4.44%	2.73%	3.56%	4.36%	3.84%	3.95%	2.24%	3.07%	3.86%	3.43%
Portfolio turnover rate	56%	135%	76%	44%	79%	56%	135%	76%	44%	79%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.34	$8.88	$8.97	$8.72	$9.22
Income (loss) from investment operations:
Net investment income*	0.43	0.38	0.41	0.45	0.44
Net realized and unrealized gain (loss)	(1.36)	0.46	(0.09)	0.26	(0.51)
Total income (loss) from investment operations	(0.93)	0.84	0.32	0.71	(0.07)
Less distributions:
Distributions from net investment income	(0.41)	(0.38)	(0.41)	(0.46)	(0.43)
Total distributions	(0.41)	(0.38)	(0.41)	(0.46)	(0.43)
Net asset value, end of year	$8.00	$9.34	$8.88	$8.97	$8.72

Total return + #	(10.09)%	9.54%	3.74%	8.42%	(0.80)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$81,243	$101,951	$83,009	$90,262	$94,596
Ratios of expenses to average net assets:	1.19%	1.17%	1.14%	1.12%	1.12%
Ratios of net investment income to
average net assets:	4.96%	4.07%	4.69%	5.12%	4.84%
Portfolio turnover rate	36%	69%	75%	70%	101%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.44	$8.97	$9.06	$8.81	$9.29	$9.29	$8.83	$8.92	$8.68	$9.17
Income (loss) from investment operations:
Net investment income*	0.41	0.36	0.39	0.44	0.42	0.36	0.31	0.34	0.39	0.37
Net realized and unrealized gain (loss)	(1.37)	0.47	(0.09)	0.25	(0.49)	(1.34)	0.46	(0.09)	0.25	(0.50)
Total income (loss) from investment operations	(0.96)	0.83	0.30	0.69	(0.07)	(0.98)	0.77	0.25	0.64	(0.13)
Less distributions:
Distributions from net investment income	(0.39)	(0.36)	(0.39)	(0.44)	(0.41)	(0.35)	(0.31)	(0.34)	(0.40)	(0.36)
Total distributions	(0.39)	(0.36)	(0.39)	(0.44)	(0.41)	(0.35)	(0.31)	(0.34)	(0.40)	(0.36)
Net asset value, end of year	$8.09	$9.44	$8.97	$9.06	$8.81	$7.96	$9.29	$8.83	$8.92	$8.68

Total return + #	(10.32)%	9.29%	3.44%	8.07%	(0.82)%	(10.71)%	8.79%	2.95%	7.55%	(1.43)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$12,650	$13,592	$12,127	$12,336	$12,393	$3,830	$4,746	$4,663	$7,497	$7,392
Ratios of expenses to average net assets:	1.44%	1.42%	1.39%	1.37%	1.37%	1.94%	1.92%	1.89%	1.87%	1.87%
Ratios of net investment income to average net assets:	4.72%	3.82%	4.44%	4.87%	4.60%	4.21%	3.32%	3.93%	4.37%	4.09%
Portfolio turnover rate	36%	69%	75%	70%	101%	36%	69%	75%	70%	101%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.18	$9.05	$9.43	$8.93	$9.32
Income (loss) from investment operations:
Net investment income (loss)*	0.31	0.21	0.19	(0.03)	(0.03)
Net realized and unrealized gain (loss)	(2.15)	0.15	(0.37)	0.58	(0.35)
Total income (loss) from investment operations	(1.84)	0.36	(0.18)	0.55	(0.38)
Less distributions:
Distributions from net investment income	(0.38)	(0.23)	(0.11)	(0.04)	—
Distributions from net realized gains	(0.00)	—	(0.02)	(0.01)	(0.01)
Tax return of capital	—	—	(0.07)	—	—
Total distributions	(0.38)	(0.23)	(0.20)	(0.05)	(0.01)
Net asset value, end of year	$6.96	$9.18	$9.05	$9.43	$8.93

Total return + #	(20.52)%	3.93%	(1.81)%	6.29%	(4.08)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$29,209	$62,423	$41,346	$32,927	$31,838
Ratios of expenses to average net assets (including interest expense) (1):	1.33%	1.78%	1.36%	1.36%	1.35%
Ratios of net investment income (loss) to average net assets:	3.83%	2.21%	2.08%	(0.30)%	(0.35)%
Portfolio turnover rate	58%	40%	138%	109%	45%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.08	$8.96	$9.34	$8.85	$9.26	$8.84	$8.73	$9.11	$8.66	$9.10
Income (loss) from investment operations:
Net investment income (loss)*	0.29	0.18	0.17	(0.05)	(0.06)	0.25	0.13	0.10	(0.09)	(0.10)
Net realized and unrealized gain (loss)	(2.12)	0.14	(0.37)	0.57	(0.34)	(2.07)	0.14	(0.33)	0.55	(0.33)
Total income (loss) from investment operations	(1.83)	0.32	(0.20)	0.52	(0.40)	(1.82)	0.27	(0.23)	0.46	(0.43)
Less distributions:
Distributions from net investment income	(0.36)	(0.20)	(0.09)	(0.02)	—	(0.32)	(0.16)	(0.06)	—	—
Distributions from net realized gains	(0.00)	—	(0.02)	(0.01)	(0.01)	(0.00)	—	(0.02)	(0.01)	(0.01)
Tax return of capital	—	—	(0.07)	—	—	—	—	(0.07)	—	—
Total distributions	(0.36)	(0.20)	(0.18)	(0.03)	(0.01)	(0.32)	(0.16)	(0.15)	(0.01)	(0.01)
Net asset value, end of year	$6.89	$9.08	$8.96	$9.34	$8.85	$6.70	$8.84	$8.73	$9.11	$8.66

Total return + #	(20.62)%	3.60%	(2.03)%	5.98%	(4.32)%	(21.01)%	3.07%	(2.48)%	5.36%	(4.72)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$4,787	$9,179	$6,722	$4,357	$3,802	$854	$1,320	$1,180	$1,442	$1,366
Ratios of expenses to average net assets (including interest expense) (2):	1.58%	2.03%	1.61%	1.61%	1.60%	2.08%	2.53%	2.11%	2.11%	2.10%
Ratios of net investment income (loss) to average net assets:	3.61%	1.96%	1.91%	(0.55)%	(0.59)%	3.13%	1.44%	1.21%	(1.05)%	(1.10)%
Portfolio turnover rate	58%	40%	138%	109%	45%	58%	40%	138%	109%	45%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout the year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Ratios of expenses to average net assets (excluding interest expense):	1.32%

(2)	Ratios of expenses to average net assets (excluding interest expense):	1.57%	2.07%

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$19.59	$13.58	$14.96	$14.18	$14.16
Income (loss) from investment operations:
Net investment income *	0.14	0.13	0.17	0.18	0.14
Net realized and unrealized gain (loss)	(1.57)	6.03	(1.03)	1.29	0.15
Total income (loss) from investment operations	(1.43)	6.16	(0.86)	1.47	0.29
Less distributions:
Distributions from net investment income	(0.11)	(0.15)	(0.18)	(0.15)	(0.13)
Distributions from net realized gains	(1.15)	—	(0.34)	(0.54)	(0.14)
Total distributions	(1.26)	(0.15)	(0.52)	(0.69)	(0.27)
Net asset value, end of year	$16.90	$19.59	$13.58	$14.96	$14.18

Total return + #	(7.96)%	45.69%	(6.15)%	11.37%	1.98%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$141,436	$129,641	$73,557	$61,791	$55,428
Ratios of expenses to average net assets:
Before fees paid indirectly	1.26%	1.10%	1.24%	1.14%	1.30%
After fees paid indirectly	1.26%	1.10%	1.24%	1.14%	1.30%
Ratios of net investment income to average net assets:
Before fees paid indirectly	0.79%	0.72%	1.25%	1.30%	0.94%
After fees paid indirectly	0.79%	0.72%	1.25%	1.30%	0.94%
Portfolio turnover rate	23%	33%	43%	44%	45%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net asset value, beginning of year	$19.46	$13.50	$14.87	$14.11	$14.10	$18.40	$12.80	$14.17	$13.45	$13.47
Income (loss) from investment operations:
Net investment income (loss)*	0.09	0.08	0.14	0.15	0.10	(0.04)	(0.04)	0.03	0.04	(0.01)
Net realized and unrealized gain (loss)	(1.55)	6.00	(1.03)	1.27	0.15	(1.47)	5.69	(0.98)	1.23	0.15
Total income (loss) from investment operations	(1.46)	6.08	(0.89)	1.42	0.25	(1.51)	5.65	(0.95)	1.27	0.14
Less distributions:
Distributions from net investment income	(0.07)	(0.12)	(0.14)	(0.12)	(0.10)	0.00	(0.05)	(0.08)	(0.01)	(0.02)
Distributions from net realized gains	(1.15)	—	(0.34)	(0.54)	(0.14)	(1.15)	—	(0.34)	(0.54)	(0.14)
Total distributions	(1.22)	(0.12)	(0.48)	(0.66)	(0.24)	(1.15)	(0.05)	(0.42)	(0.55)	(0.16)
Net asset value, end of year	$16.78	$19.46	$13.50	$14.87	$14.11	$15.74	$18.40	$12.80	$14.17	$13.45

Total return + #	(8.18)%	45.28%	(6.33)%	11.00%	1.71%	(8.90)%	44.20%	(7.05)%	10.24%	1.00%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$22,784	$27,023	$16,855	$16,363	$12,525	$3,958	$4,683	$3,897	$5,319	$4,167
Ratios of expenses to average net assets:
Before fees paid indirectly	1.51%	1.35%	1.49%	1.39%	1.55%	2.26%	2.10%	2.24%	2.14%	2.30%
After fees paid indirectly	1.51%	1.35%	1.49%	1.39%	1.55%	2.26%	2.10%	2.24%	2.14%	2.30%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly	0.52%	0.47%	1.00%	1.05%	0.70%	(0.23)%	(0.27)%	0.23%	0.30%	(0.07)%
After fees paid indirectly	0.52%	0.47%	1.00%	1.05%	0.70%	(0.23)%	(0.27)%	0.23%	0.30%	(0.07)%
Portfolio turnover rate	23%	33%	43%	44%	45%	23%	33%	43%	44%	45%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2022	2021	2020	2019		2018
Net asset value, beginning of year	$18.65	$11.91	$14.67	$15.72		$17.47
Income (loss) from investment operations:
Net investment income (loss) *	0.07	0.11	0.10	(0.00	) (a)	0.00	(a)
Net realized and unrealized gain (loss)	(1.27)	6.78	(2.86)	0.65		0.10	(b)
Total income (loss) from investment operations	(1.20)	6.89	(2.76)	0.65		0.10
Less distributions:
Distributions from net investment income	(0.09)	(0.14)	—	—		(0.04)
Distributions from net realized gains	(1.98)	(0.01)	—	(1.70)		(1.81)
Total distributions	(2.07)	(0.15)	—	(1.70)		(1.85)
Net asset value, end of year	$15.38	$18.65	$11.91	$14.67		$15.72

Total return + #	(7.65)%	58.16%	(18.81)%	6.15%		0.37%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$59,955	$72,651	$42,444	$43,564		$37,248
Ratios of expenses to average net assets:
Before fees paid indirectly	1.67%	1.05%	1.26%	1.72%		1.54%
After fees paid indirectly	1.61%	1.05%	1.17%	1.72%		1.54%
Ratios of net investment income (loss) to average net assets: (c) !
Before fees paid indirectly	0.34%	0.67%	0.72%	(0.01)%		0.01%
After fees paid indirectly	0.41%	0.67%	0.81%	(0.01)%		0.01%
Portfolio turnover rate	83%	87%	135%	85%		101%

	Class A							Class C
	Year Ended October 31,							Year Ended October 31,
	2022	2021	2020	2019		2018		2022	2021	2020	2019	2018
Net asset value, beginning of year	$18.31	$11.70	$14.45	$15.55		$17.31		$15.70	$10.05	$12.51	$13.81	$15.67
Income (loss) from investment operations:
Net investment income (loss) *	0.03	0.08	0.07	(0.04)		(0.04)		(0.08)	(0.04)	(0.02)	(0.12)	(0.15)
Net realized and unrealized gain (loss)	(1.24)	6.65	(2.82)	0.64		0.09	(b)	(1.04)	5.72	(2.44)	0.52	0.10 (b)
Total income (loss) from investment operations	(1.21)	6.73	(2.75)	0.60		0.05		(1.12)	5.68	(2.46)	0.40	(0.05)
Less distributions:
Distributions from net investment income	(0.05)	(0.11)	—	—		(0.00	) (a)	—	(0.02)	—	—	—
Distributions from net realized gains	(1.98)	(0.01)	—	(1.70)		(1.81)		(1.98)	(0.01)	—	(1.70)	(1.81)
Total distributions	(2.03)	(0.12)	—	(1.70)		(1.81)		(1.98)	(0.03)	—	(1.70)	(1.81)
Net asset value, end of year	$15.07	$18.31	$11.70	$14.45		$15.55		$12.60	$15.70	$10.05	$12.51	$13.81

Total return + #	(7.86)%	57.71%	(19.03)%	5.85%		0.08%		(8.62)%	56.55%	(19.66)%	5.06%	(0.63)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$8,331	$12,795	$8,955	$9,848		$7,869		$2,314	$2,794	$2,064	$2,835	$2,139
Ratios of expenses to average net assets:
Before fees paid indirectly	1.92%	1.30%	1.51%	1.97%		1.79%		2.67%	2.05%	2.26%	2.72%	2.54%
After fees paid indirectly	1.86%	1.30%	1.42%	1.97%		1.79%		2.61%	2.05%	2.17%	2.72%	2.54%
Ratios of net investment income (loss) to average net assets: (c) !
Before fees paid indirectly	0.12%	0.46%	0.46%	(0.26)%		(0.26)%		(0.67)%	(0.31)%	(0.29)%	(1.01)%	(1.04)%
After fees paid indirectly	0.17%	0.46%	0.55%	(0.26)%		(0.26)%		(0.61)%	(0.31)%	(0.20)%	(1.01)%	(1.04)%
Portfolio turnover rate	83%	87%	135%	85%		101%		83%	87%	135%	85%	101%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net assets may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

(a)	Represents less than $0.01 per share.

(b)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2018 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(c)	Does not Include the expenses of other investment companies in which the Fund invests.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$43.94	$33.67	$24.24	$22.50	$19.37
Income (loss) from investment operations:
Net investment loss*	(0.20)	(0.36)	(0.32)	(0.25)	(0.22)
Net realized and unrealized gain (loss)	(15.89)	11.47	10.58	3.69	3.53
Total income (loss) from investment operations	(16.09)	11.11	10.26	3.44	3.31
Less distributions:
Distributions from net realized gains	(3.28)	(0.84)	(0.83)	(1.70)	(0.18)
Total distributions	(3.28)	(0.84)	(0.83)	(1.70)	(0.18)
Net asset value, end of year	$24.57	$43.94	$33.67	$24.24	$22.50

Total return + #	(39.47)%	33.44%	43.39%	17.19%	17.24%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$143,425	$156,938	$108,816	$74,714	$59,424
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly	1.01%	1.12%	1.30%	1.33%	1.30%
After fee waivers and fees paid indirectly	1.01%	1.12%	1.30%	1.33%	1.29%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly	(0.67)%	(0.92)%	(1.08)%	(1.06)%	(1.01)%
After fee waivers and fees paid indirectly	(0.67)%	(0.92)%	(1.08)%	(1.06)%	(1.01)%
Portfolio turnover rate	9%	27%	17%	28%	25%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net asset value, beginning of year	$42.73	$32.84	$23.71	$22.11	$19.08	$39.33	$30.51	$22.25	$21.00	$18.27
Income (loss) from investment operations:
Net investment loss*	(0.28)	(0.45)	(0.38)	(0.30)	(0.28)	(0.46)	(0.68)	(0.55)	(0.44)	(0.42)
Net realized and unrealized gain (loss)	(15.40)	11.18	10.34	3.60	3.49	(14.03)	10.34	9.64	3.39	3.33
Total income (loss) from investment operations	(15.68)	10.73	9.96	3.30	3.21	(14.49)	9.66	9.09	2.95	2.91
Less distributions:
Distributions from net realized gains	(3.28)	(0.84)	(0.83)	(1.70)	(0.18)	(3.28)	(0.84)	(0.83)	(1.70)	(0.18)
Total distributions	(3.28)	(0.84)	(0.83)	(1.70)	(0.18)	(3.28)	(0.84)	(0.83)	(1.70)	(0.18)
Net asset value, end of year	$23.77	$42.73	$32.84	$23.71	$22.11	$21.56	$39.33	$30.51	$22.25	$21.00

Total return + #	(39.62)%	33.13%	43.09%	16.84%	16.98%	(40.07)%	32.13%	41.97%	16.00%	16.08%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$24,711	$37,270	$31,205	$24,131	$15,031	$7,483	$13,911	$10,414	$8,314	$6,844
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly	1.26%	1.37%	1.55%	1.58%	1.55%	2.01%	2.12%	2.30%	2.33%	2.30%
After fee waivers and fees paid indirectly	1.26%	1.37%	1.55%	1.58%	1.54%	2.01%	2.12%	2.30%	2.33%	2.29%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly	(0.93)%	(1.17)%	(1.34)%	(1.32)%	(1.26)%	(1.69)%	(1.92)%	(2.08)%	(2.06)%	(2.01)%
After fee waivers and fees paid indirectly	(0.93)%	(1.17)%	(1.34)%	(1.32)%	(1.26)%	(1.69)%	(1.92)%	(2.08)%	(2.06)%	(2.01)%
Portfolio turnover rate	9%	27%	17%	28%	25%	9%	27%	17%	28%	25%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$27.93	$21.62	$16.00	$20.28	$20.31
Income (loss) from investment operations:
Net investment loss*	(0.12)	(0.38)	(0.23)	(0.23)	(0.27)
Net realized and unrealized gain (loss) (a)	(9.04)	10.50	6.15	(0.25)	3.20
Total income (loss) from investment operations	(9.16)	10.12	5.92	(0.48)	2.93
Less distributions:
Distributions from net investment income	(0.19)	(0.28)	(0.05)	—	—
Distributions from net realized gains	(3.85)	(3.53)	(0.25)	(3.80)	(2.96)
Total distributions	(4.04)	(3.81)	(0.30)	(3.80)	(2.96)
Net asset value, end of year	$14.73	$27.93	$21.62	$16.00	$20.28

Total return + #	(37.42)%	49.28%	37.55%	1.36%	16.02%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$65,064	$63,287	$42,792	$37,340	$33,882
Ratios of expenses to average net assets:
Before fees paid indirectly	1.17%	1.83%	1.78%	1.90%	1.94%
After fees paid indirectly	1.14%	1.83%	1.75%	1.88%	1.93%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(0.72)%	(1.47)%	(1.34)%	(1.36)%	(1.31)%
After fees paid indirectly	(0.70)%	(1.47)%	(1.31)%	(1.34)%	(1.29)%
Portfolio turnover rate	92%	111%	178%	169%	190%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net asset value, beginning of year	$26.04	$20.36	$15.09	$19.42	$19.62	$18.62	$15.39	$11.54	$16.00	$16.77
Income (loss) from investment operations:
Net investment loss*	(0.17)	(0.42)	(0.26)	(0.25)	(0.31)	(0.19)	(0.44)	(0.29)	(0.29)	(0.37)
Net realized and unrealized gain (loss) (a)	(8.34)	9.86	5.80	(0.28)	3.07	(5.64)	7.33	4.39	(0.37)	2.56
Total income (loss) from investment operations	(8.51)	9.44	5.54	(0.53)	2.76	(5.83)	6.89	4.10	(0.66)	2.19
Less distributions:
Distributions from net investment income	(0.13)	(0.23)	(0.02)	—	—	(0.01)	(0.13)	—	—	—
Distributions from net realized gains	(3.85)	(3.53)	(0.25)	(3.80)	(2.96)	(3.85)	(3.53)	(0.25)	(3.80)	(2.96)
Total distributions	(3.98)	(3.76)	(0.27)	(3.80)	(2.96)	(3.86)	(3.66)	(0.25)	(3.80)	(2.96)
Net asset value, end of year	$13.55	$26.04	$20.36	$15.09	$19.42	$8.93	$18.62	$15.39	$11.54	$16.00

Total return + #	(37.55)%	48.93%	37.18%	1.11%	15.69%	(37.99)%	47.87%	36.10%	0.36%	14.84%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$11,795	$20,357	$12,750	$10,797	$10,799	$2,210	$3,730	$2,619	$2,440	$2,720
Ratios of expenses to average net assets:
Before fees paid indirectly	1.42%	2.08%	2.03%	2.15%	2.19%	2.17%	2.83%	2.78%	2.90%	2.94%
After fees paid indirectly	1.39%	2.08%	2.00%	2.13%	2.18%	2.14%	2.83%	2.75%	2.88%	2.93%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(0.97)%	(1.72)%	(1.57)%	(1.61)%	(1.56)%	(1.72)%	(2.47)%	(2.32)%	(2.37)%	(2.30)%
After fees paid indirectly	(0.95)%	(1.72)%	(1.54)%	(1.59)%	(1.55)%	(1.70)%	(2.47)%	(2.29)%	(2.35)%	(2.29)%
Portfolio turnover rate	92%	111%	178%	169%	190%	92%	111%	178%	169%	190%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2019 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$18.76	$15.70	$14.27	$12.85	$15.94
Income (loss) from investment operations:
Net investment income (loss) *	0.17	0.04	(0.03)	0.19	0.27
Net realized and unrealized gain (loss)	(6.41)	3.05	1.59	1.48	(3.20)
Total income (loss) from investment operations	(6.24)	3.09	1.56	1.67	(2.93)
Less distributions:
Distributions from net investment income	(0.25)	(0.03)	(0.13)	(0.25)	(0.16)
Distributions from net realized gains	(1.34)	—	—	—	—
Total distributions	(1.59)	(0.03)	(0.13)	(0.25)	(0.16)
Net asset value, end of year	$10.93	$18.76	$15.70	$14.27	$12.85

Total return + #	(36.02)%	19.67%	10.94%	13.29%	(18.57)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$85,825	$112,290	$70,868	$59,931	$53,261
Ratios of expenses to average net assets:	1.03%	1.67%	1.86%	1.61%	1.19%
Ratios of net investment income (loss) to average net assets:	1.23%	0.19%	(0.19)%	1.42%	1.79%
Portfolio turnover rate	64%	77%	113%	129%	66%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net asset value, beginning of year	$18.29	$15.32	$13.94	$12.56	$15.58	$17.07	$14.41	$13.16	$11.85	$14.74
Income (loss) from investment operations:
Net investment income (loss)*	0.13	(0.02)	(0.06)	0.16	0.23	0.02	(0.15)	(0.16)	0.05	0.11
Net realized and unrealized gain (loss)	(6.24)	2.99	1.54	1.44	(3.13)	(5.81)	2.81	1.45	1.38	(2.94)
Total income (loss) from investment operations	(6.11)	2.97	1.48	1.60	(2.90)	(5.79)	2.66	1.29	1.43	(2.83)
Less distributions:
Distributions from net investment income	(0.21)	—	(0.10)	(0.22)	(0.12)	(0.07)	—	(0.04)	(0.12)	(0.06)
Distributions from net realized gains	(1.34)	—	—	—	—	(1.34)	—	—	—	—
Total distributions	(1.55)	—	(0.10)	(0.22)	(0.12)	(1.41)	—	(0.04)	(0.12)	(0.06)
Net asset value, end of year	$10.63	$18.29	$15.32	$13.94	$12.56	$9.87	$17.07	$14.41	$13.16	$11.85

Total return + #	(36.18)%	19.39%	10.58%	12.98%	(18.73)%	(36.66)%	18.46%	9.78%	12.18%	(19.30)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$15,367	$21,174	$14,864	$12,106	$9,662	$1,999	$3,349	$3,005	$3,463	$3,163
Ratios of expenses to average net assets:	1.28%	1.92%	2.11%	1.86%	1.44%	2.03%	2.67%	2.86%	2.61%	2.19%
Ratios of net investment income (loss) to average net assets:	0.96%	(0.08)%	(0.43)%	1.17%	1.54%	0.15%	(0.87)%	(1.22)%	0.41%	0.77%
Portfolio turnover rate	64%	77%	113%	129%	66%	64%	77%	113%	129%	66%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$21.10	$15.26	$15.51	$15.61	$17.54
Income (loss) from investment operations:
Net investment income *	0.66	0.30	0.15	0.34	0.21
Net realized and unrealized gain (loss) !	(4.87)	5.70	(0.06)	0.62	(1.39)
Total income (loss) from investment operations	(4.21)	6.00	0.09	0.96	(1.18)
Less distributions:
Distributions from net investment income	(0.40)	(0.15)	(0.34)	(0.18)	(0.26)
Distributions from net realized gains	(2.42)	(0.01)	—	(0.88)	(0.49)
Total distributions	(2.82)	(0.16)	(0.34)	(1.06)	(0.75)
Net asset value, end of year	$14.07	$21.10	$15.26	$15.51	$15.61

Total return + #	(23.01)%	39.45%	0.45%	7.08%	(7.08)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$111,570	$150,922	$96,239	$101,505	$89,401
Ratios of expenses to average net assets:
Before fees paid indirectly	1.53%	1.92%	1.71%	1.43%	1.67%
After fees paid indirectly	1.53%	1.92%	1.71%	1.43%	1.67%
Ratios of net investment income to average net assets:
Before fees paid indirectly	4.03%	1.47%	0.98%	2.28%	1.24%
After fees paid indirectly	4.03%	1.47%	0.98%	2.28%	1.24%
Portfolio turnover rate	91%	131%	156%	100%	113%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net asset value, beginning of year	$20.92	$15.13	$15.38	$15.49	$17.42	$19.66	$14.25	$14.55	$14.68	$16.59
Income (loss) from investment operations:
Net investment income (loss)*	0.60	0.23	0.11	0.30	0.17	0.44	0.08	(0.02)	0.18	0.04
Net realized and unrealized gain (loss) !	(4.82)	5.68	(0.06)	0.61	(1.38)	(4.50)	5.34	(0.05)	0.59	(1.31)
Total income (loss) from investment operations	(4.22)	5.91	0.05	0.91	(1.21)	(4.06)	5.42	(0.07)	0.77	(1.27)
Less distributions:
Distributions from net investment income	(0.35)	(0.11)	(0.30)	(0.14)	(0.23)	(0.20)	—	(0.23)	(0.02)	(0.15)
Distributions from net realized gains	(2.42)	(0.01)	—	(0.88)	(0.49)	(2.42)	(0.01)	—	(0.88)	(0.49)
Total distributions	(2.77)	(0.12)	(0.30)	(1.02)	(0.72)	(2.62)	(0.01)	(0.23)	(0.90)	(0.64)
Net asset value, end of year	$13.93	$20.92	$15.13	$15.38	$15.49	$12.98	$19.66	$14.25	$14.55	$14.68

Total return + #	(23.23)%	39.15%	0.24%	6.78%	(7.30)%	(23.78)%	38.04%	(0.55)%	6.03%	(8.03)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$18,638	$26,672	$20,938	$22,499	$18,250	$3,936	$5,830	$4,754	$6,409	$5,764
Ratios of expenses to average net assets:
Before fees paid indirectly	1.78%	2.17%	1.96%	1.68%	1.92%	2.53%	2.92%	2.71%	2.43%	2.67%
After fees paid indirectly	1.78%	2.17%	1.96%	1.68%	1.92%	2.53%	2.92%	2.71%	2.43%	2.67%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly	3.70%	1.17%	0.71%	2.04%	1.01%	2.89%	0.43%	(0.11)%	1.26%	0.22%
After fees paid indirectly	3.70%	1.17%	0.71%	2.04%	1.01%	2.89%	0.43%	(0.11)%	1.26%	0.22%
Portfolio turnover rate	91%	131%	156%	100%	113%	91%	131%	156%	100%	113%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2022	2021	2020		2019	2018
Net asset value, beginning of year	$11.22	$10.00	$10.08		$9.53	$10.18
Income (loss) from investment operations:
Net investment income (loss) *	0.03	(0.14)	(0.00	) (a)	0.12	0.02
Net realized and unrealized gain (loss)	(1.52)	1.44	(0.08)		0.65	(0.67)
Total income (loss) from investment operations	(1.49)	1.30	(0.08)		0.77	(0.65)
Less distributions:
Distributions from net investment income	—	(0.08)	—		(0.17)	—
Tax return of capital	—	—	—		(0.05)	—
Total distributions	—	(0.08)	—		(0.22)	—
Net asset value, end of year	$9.73	$11.22	$10.00		$10.08	$9.53

Total return + #	(13.28)%	13.05%	(0.79)%		8.35%	(6.39)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$22,330	$21,043	$23,680		$32,074	$35,638
Ratios of expenses to average net assets:	1.88%	2.06%	1.69%		1.54%	1.80%
Ratios of net investment income (loss) to average net assets:	0.26%	(1.26)%	(0.02)%		1.29%	0.20%
Portfolio turnover rate	76%	12%	187%		28%	11%

	Class A							Class C
	Year Ended October 31,							Year Ended October 31,
	2022	2021	2020		2019	2018		2022	2021	2020	2019	2018
Net asset value, beginning of year	$11.11	$9.90	$10.00		$9.46	$10.12		$10.49	$9.37	$9.55	$9.03	$9.74
Income (loss) from investment operations:
Net investment income (loss) *	0.00 (a)	(0.16)	(0.03)		0.10	0.00	(a)	(0.07)	(0.23)	(0.10)	0.02	(0.08)
Net realized and unrealized gain (loss)	(1.50)	1.41	(0.07)		0.64	(0.66)		(1.42)	1.35	(0.08)	0.63	(0.63)
Total income (loss) from investment operations	(1.50)	1.25	(0.10)		0.74	(0.66)		(1.49)	1.12	(0.18)	0.65	(0.71)
Less distributions:
Distributions from net investment income	—	(0.04)	—		(0.15)	—		—	—	—	(0.08)	—
Tax return of capital	—	—	—		(0.05)	—		—	—	—	(0.05)	—
Total distributions	—	(0.04)	—		(0.20)	—		—	—	—	(0.13)	—
Net asset value, end of year	$9.61	$11.11	$9.90		$10.00	$9.46		$9.00	$10.49	$9.37	$9.55	$9.03

Total return + #	(13.50)%	12.62%	(1.00)%		8.04%	(6.52)%		(14.20)%	11.95%	(1.88)%	7.31%	(7.29)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$4,166	$4,030	$5,078		$7,713	$7,918		$912	$1,146	$1,284	$1,927	$1,696
Ratios of expenses to average net assets:	2.13%	2.31%	1.94%		1.79%	2.05%		2.88%	3.06%	2.69%	2.54%	2.80%
Ratios of net investment income (loss) to average net assets:	0.04%	(1.48)%	(0.26)%		1.03%	0.00	%(b)	(0.68)%	(2.29)%	(1.04)%	0.20%	(0.84)%
Portfolio turnover rate	76%	12%	187%		28%	11%		76%	12%	187%	28%	11%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

(b)	Represents less than 0.01%.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Long/Short Credit Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.70	$9.55	$9.36	$9.19	$8.68
Income (loss) from investment operations:
Net investment income*	0.19	0.06	0.13	0.24	0.23
Net realized and unrealized gain (loss)	(0.43)	0.32	0.26	0.24	0.49
Total income (loss) from investment operations	(0.24)	0.38	0.39	0.48	0.72
Less distributions:
Distributions from net investment income	(0.20)	(0.07)	(0.15)	(0.31)	(0.21)
Distributions from net realized gains	(0.18)	(0.16)	(0.05)	—	—
Total distributions	(0.38)	(0.23)	(0.20)	(0.31)	(0.21)
Net asset value, end of year	$9.08	$9.70	$9.55	$9.36	$9.19

Total return + #	(2.57)%	4.00%	4.23%	5.31%	8.42%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$206,875	$195,874	$110,215	$67,276	$36,055
Ratios of expenses to average net assets:	0.97%	1.82%	1.43%	1.24%	1.44%
Ratios of net investment income to average net assets:	2.02%	0.67%	1.41%	2.60%	2.52%
Portfolio turnover rate	216%	343%	519%	426%	275%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.68	$9.53	$9.33	$9.17	$8.66	$9.34	$9.24	$9.08	$8.94	$8.46
Income (loss) from investment operations:
Net investment income (loss)*	0.16	0.04	0.11	0.22	0.19	0.09	(0.03)	0.05	0.15	0.11
Net realized and unrealized gain (loss)	(0.43)	0.32	0.26	0.22	0.50	(0.41)	0.30	0.24	0.23	0.49
Total income (loss) from investment operations	(0.27)	0.36	0.37	0.44	0.69	(0.32)	0.27	0.29	0.38	0.60
Less distributions:
Distributions from net investment income	(0.17)	(0.05)	(0.12)	(0.28)	(0.18)	(0.12)	(0.01)	(0.08)	(0.24)	(0.12)
Distributions from net realized gains	(0.18)	(0.16)	(0.05)	—	—	(0.18)	(0.16)	(0.05)	—	—
Total distributions	(0.35)	(0.21)	(0.17)	(0.28)	(0.18)	(0.30)	(0.17)	(0.13)	(0.24)	(0.12)
Net asset value, end of year	$9.06	$9.68	$9.53	$9.33	$9.17	$8.72	$9.34	$9.24	$9.08	$8.94

Total return + #	(2.82)%	3.77%	4.09%	4.95%	8.10%	(3.45)%	2.89%	3.24%	4.34%	7.21%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$27,906	$29,040	$17,123	$11,087	$6,265	$3,858	$4,518	$3,852	$4,077	$3,145
Ratios of expenses to average net assets:	1.22%	2.07%	1.68%	1.48%	1.69%	1.98%	2.82%	2.43%	2.22%	2.44%
Ratios of net investment income (loss) to average net assets:	1.75%	0.41%	1.21%	2.36%	2.13%	1.01%	(0.37)%	0.53%	1.63%	1.22%
Portfolio turnover rate	216%	343%	519%	426%	275%	216%	343%	519%	426%	275%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$32.18	$32.75	$33.88	$34.84	$36.71
Income (loss) from investment operations:
Net investment income (loss)*	(0.45)	(0.28)	(0.21)	(0.13)	0.09
Net realized and unrealized gain (loss)	0.80	0.79	0.33	1.02	(0.25)
Total income (loss) from investment operations	0.35	0.51	0.12	0.89	(0.16)
Less distributions:
Distributions from net investment income	—	(0.71)	(0.30)	—	—
Distributions from net realized gains	(0.25)	—	—	—	(0.35)
Tax return of capital	(1.13)	(0.37)	(0.95)	(1.85)	(1.36)
Total distributions	(1.38)	(1.08)	(1.25)	(1.85)	(1.71)
Net asset value, end of year	$31.15	$32.18	$32.75	$33.88	$34.84

Total return + #	1.11%	1.54%	0.37%	2.61%	(0.45)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$175,703	$219,703	$160,250	$183,319	$201,405
Ratios of expenses to average net assets:
After waivers	2.52%	1.90%	1.81%	2.62%	2.16%
Dividends/borrowings on short sales	0.39%	0.81%	0.69%	1.24%	1.10%
Excluding dividends/borrowings on short sales:
Before fee waivers	2.13%	1.09%	1.13%	1.38%	1.06%
After fee waivers	2.13%	1.09%	1.13%	1.38%	1.06%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	(1.41)%	(0.84)%	(0.62)%	(0.39)%	0.25%
After fee waivers	(1.41)%	(0.84)%	(0.62)%	(0.39)%	0.25%
Portfolio turnover rate	221%	339%	605%	496%	453%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net asset value, beginning of year	$30.83	$31.49	$32.71	$33.77	$35.73	$23.26	$24.19	$25.60	$27.02	$29.15
Income (loss) from investment operations:
Net investment income (loss)*	(0.46)	(0.44)	(0.30)	(0.21)	0.00 (a)	(0.52)	(0.55)	(0.43)	(0.36)	(0.21)
Net realized and unrealized gain (loss)	0.71	0.86	0.33	1.00	(0.25)	0.53	0.70	0.27	0.79	(0.21)
Total income (loss) from investment operations	0.25	0.42	0.03	0.79	(0.25)	0.01	0.15	(0.16)	0.43	(0.42)
Less distributions:
Distributions from net investment income	—	(0.71)	(0.30)	—	—	—	(0.71)	(0.30)	—	—
Distributions from net realized gains	(0.25)	—	—	—	(0.35)	(0.25)	—	—	—	(0.35)
Tax return of capital	(1.13)	(0.37)	(0.95)	(1.85)	(1.36)	(1.13)	(0.37)	(0.95)	(1.85)	(1.36)
Total distributions	(1.38)	(1.08)	(1.25)	(1.85)	(1.71)	(1.38)	(1.08)	(1.25)	(1.85)	(1.71)
Net asset value, end of year	$29.70	$30.83	$31.49	$32.71	$33.77	$21.89	$23.26	$24.19	$25.60	$27.02

Total return + #	0.83%	1.25%	0.10%	2.39%	(0.72)%	0.05%	0.54%	(0.63)%	1.63%	(1.48)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$28,997	$33,155	$33,157	$42,052	$42,980	$16,177	$19,311	$23,171	$33,913	$34,664
Ratios of expenses to average net assets:
After waivers	2.77%	2.16%	2.06%	2.87%	2.41%	3.52%	2.93%	2.81%	3.62%	3.16%
Dividends/borrowings on short sales	0.39%	0.81%	0.68%	1.24%	1.10%	0.39%	0.81%	0.68%	1.23%	1.10%
Excluding dividends/borrowings on short sales:
Before fee waivers	2.38%	1.35%	1.38%	1.63%	1.31%	3.13%	2.12%	2.12%	2.39%	2.06%
After fee waivers	2.38%	1.35%	1.38%	1.63%	1.31%	3.13%	2.12%	2.12%	2.39%	2.06%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	(1.53)%	(1.39)%	(0.94)%	(0.63)%	0.01%	(2.32)%	(2.28)%	(1.74)%	(1.38)%	(0.73)%
After fee waivers	(1.53)%	(1.39)%	(0.94)%	(0.63)%	0.01%	(2.32)%	(2.28)%	(1.74)%	(1.38)%	(0.73)%
Portfolio turnover rate	221%	339%	605%	496%	453%	221%	339%	605%	496%	453%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$21.36	$17.34	$18.68	$15.35	$15.66
Income (loss) from investment operations:
Net investment income (loss) *	0.14	(0.02)	0.11	0.30	0.28
Net realized and unrealized gain (loss) !	(7.74)	5.52	(0.14)	3.32	(0.35)
Total income (loss) from investment operations	(7.60)	5.50	(0.03)	3.62	(0.07)
Less distributions:
Distributions from net investment income	—	—	(0.31)	(0.29)	(0.12)
Distributions from net realized gains	(1.29)	(1.48)	(1.00)	—	(0.12)
Total distributions	(1.29)	(1.48)	(1.31)	(0.29)	(0.24)
Net asset value, end of year	$12.47	$21.36	$17.34	$18.68	$15.35

Total return + #	(37.75)%	32.81%	(0.02)%	24.16%	(0.48)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$64,414	$91,553	$53,647	$42,865	$43,163
Ratios of expenses to average net assets:	1.01%	1.37%	1.66%	1.15%	1.10%
Ratios of net investment income (loss) to average net assets:	0.85%	(0.08)%	0.63%	1.81%	1.82%
Portfolio turnover rate	58%	59%	125%	63%	74%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net asset value, beginning of year	$21.48	$17.47	$18.81	$15.46	$15.78	$19.78	$16.30	$17.69	$14.54	$14.88
Income (loss) from investment operations:
Net investment income (loss) *	0.10	(0.07)	0.06	0.26	0.24	(0.03)	(0.20)	(0.06)	0.13	0.12
Net realized and unrealized gain (loss) !	(7.77)	5.56	(0.13)	3.35	(0.35)	(7.09)	5.16	(0.14)	3.17	(0.34)
Total income (loss) from investment operations	(7.67)	5.49	(0.07)	3.61	(0.11)	(7.12)	4.96	(0.20)	3.30	(0.22)
Less distributions:
Distributions from net investment income	—	—	(0.27)	(0.26)	(0.09)	—	—	(0.19)	(0.15)	—
Distributions from net realized gains	(1.29)	(1.48)	(1.00)	—	(0.12)	(1.29)	(1.48)	(1.00)	—	(0.12)
Total distributions	(1.29)	(1.48)	(1.27)	(0.26)	(0.21)	(1.29)	(1.48)	(1.19)	(0.15)	(0.12)
Net asset value, end of year	$12.52	$21.48	$17.47	$18.81	$15.46	$11.37	$19.78	$16.30	$17.69	$14.54

Total return + #	(37.87)%	32.48%	(0.28)%	23.81%	(0.74)%	(38.38)%	31.50%	(1.08)%	22.97%	(1.50)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$9,449	$15,112	$11,196	$9,161	$8,444	$2,544	$4,736	$2,998	$2,812	$2,308
Ratios of expenses to average net assets:	1.27%	1.62%	1.91%	1.40%	1.35%	2.02%	2.37%	2.66%	2.15%	2.10%
Ratios of net investment income (loss) to average net assets:	0.60%	(0.33)%	0.36%	1.56%	1.57%	(0.19)%	(1.07)%	(0.36)%	0.79%	0.85%
Portfolio turnover rate	58%	59%	125%	63%	74%	58%	59%	125%	63%	74%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

See accompanying notes which are an integral part to these financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2022

1.	ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open -end management investment company. The Dunham Funds currently consist of fourteen funds: Dunham Corporate/Government Bond Fund; Dunham Floating Rate Bond Fund; Dunham High-Yield Bond Fund; Dunham International Opportunity Bond Fund; Dunham Large Cap Value Fund; Dunham Small Cap Value Fund; Dunham Focused Large Cap Growth Fund; Dunham Small Cap Growth Fund; Dunham Emerging Markets Stock Fund; Dunham International Stock Fund; Dunham Dynamic Macro Fund; Dunham Long/Short Credit Fund; Dunham Monthly Distribution Fund; and Dunham Real Estate Stock Fund. With the exception of Dunham International Opportunity Bond Fund, Dunham Focused Large Cap Growth Fund, and Dunham Real Estate Stock Fund, the remaining Funds are diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Dunham Corporate/Government Bond Fund (“Corporate/Government Bond”)	Current income and capital appreciation
Dunham Floating Rate Bond Fund (“Floating Rate Bond”)	High level of current income
Dunham High-Yield Bond Fund (“High-Yield Bond”)	High level of current income
Dunham International Opportunity Bond Fund (“International Opportunity Bond”)	High level of current income
Dunham Large Cap Value Fund (“Large Cap Value”)	Maximize total return from capital appreciation and dividends
Dunham Small Cap Value Fund (“Small Cap Value”)	Maximize total return from capital appreciation and income
Dunham Focused Large Cap Growth Fund (“Focused Large Cap Growth”)	Maximize capital appreciation
Dunham Small Cap Growth Fund (“Small Cap Growth”)	Maximize capital appreciation
Dunham Emerging Markets Stock Fund (“Emerging Markets Stock”)	Maximize capital appreciation
Dunham International Stock Fund (“International Stock”)	Maximize total return from capital appreciation and dividends
Dunham Dynamic Macro Fund (“Dynamic Macro”)	Maximize total return from capital appreciation and dividends
Dunham Long/Short Credit Fund (“Long/Short Credit”)	Maximize total return under varying market conditions through both current income and capital appreciation
Dunham Monthly Distribution Fund (“Monthly Distribution”)	Positive returns in rising and falling market environments
Dunham Real Estate Stock Fund (“Real Estate Stock”)	Maximize total return from capital appreciation and dividends

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual distribution fee, Class C shares are subject to an annual service and distribution fee and Class N shares have a higher minimum investment amount. Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and Class N shares, with the exception of Floating Rate Bond, High-Yield Bond, International Opportunity Bond, Focused Large Cap Growth, Dynamic Macro, and Monthly Distribution commenced operations on December 10, 2004 and were formed as a result of tax -free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares. High-Yield Bond Class C and Class N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Floating Rate Bond, International Opportunity Bond, Focused Large Cap Growth, Dynamic Macro, and Monthly Distribution commenced operations on January 3, 2007. Monthly Distribution’s Predecessor Fund’s Class A shares and Class C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008. Dynamic Macro commenced operations on April 30, 2010. Focused Large Cap Growth commenced operations on December 8, 2011. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities will be valued using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”) based on the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). U.S. Government and Agency securities are valued at the mean between the most recent bid and ask prices. Short-term debt instruments with a remaining maturity of more than 60 days, Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service elected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and ask prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and ask prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

The Funds may invest in portfolios of open-end, closed-end investment companies and Exchange Traded Funds (“ETFs”) (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by a Fund will not change.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and ask price.

Futures and future options are valued daily at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices.

Trading in securities on Far East securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, Far East securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates the NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, management may determine that such developments are so significant that they will materially affect the value of a Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Both Emerging Markets Stock and International Stock utilize fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its Valuation Designee based on the Trust’s Procedures. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2022 for the Funds’ assets and liabilities measured at fair value:

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities *	$—	$18,557,075	$—	$18,557,075
Corporate Bonds *	—	19,667,097	—	19,667,097
Municipal Bonds	—	3,561,320	—	3,561,320
Non U.S. Government & Agencies	—	556,401	—	556,401
Term Loans *	—	2,844,477	—	2,844,477
U.S. Government & Agencies	—	10,384,397	—	10,384,397
Short-Term Investment	1,988,883	—	—	1,988,883
Collateral for Securities Loaned	—	1,727,778	—	1,727,778
Total	$1,988,883	$57,298,545	$—	$59,287,428

Floating Rate Bond

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$—	$319,262	$—	$319,262
Asset Backed Securities	—	17,273,019	—	17,273,019
Corporate Bonds *	—	12,756,111	—	12,756,111
Term Loans *	—	144,986,471	—	144,986,471
Rights	—	12,706	—	12,706
Warrants	—	106,198	—	106,198
Short-Term Investment	2,926,305	—	—	2,926,305
Collateral for Securities Loaned	—	2,857,500	—	2,857,500
Total	$2,926,305	$178,311,267	$—	$181,237,572

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$—	$—	$2,317,450	$2,317,450
Corporate Bonds *	—	90,327,320	—	90,327,320
Short-Term Investment	3,984,330	—	—	3,984,330
Collateral for Securities Loaned	—	12,986,938	—	12,986,938
Total	$3,984,330	$103,314,258	$2,317,450	$109,616,038

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

International Opportunity Bond

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$64,223	$—	$64,223
Corporate Bonds *	—	22,869,146	—	22,869,146
Non U.S. Government & Agencies	—	9,349,021	—	9,349,021
Short-Term Investment	1,066,466	—	—	1,066,466
Collateral for Securities Loaned	—	954,050	—	954,050
Total Assets	$1,066,466	$33,236,440	$—	$34,302,906
Assets - Derivatives
Futures Contracts	$199,631	$—	$—	$199,631
Forward Foreign Currency Exchange Contracts	—	97,690	—	97,690
Total Asset Derivatives	$199,631	$97,690	$—	$297,321
Liabilities - Derivatives
Futures Contracts	$256,927	$—	$—	$256,927
Forward Foreign Currency Exchange Contracts	—	49,396	—	49,396
Total Liability Derivatives	$256,927	$49,396	$—	$306,323

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$164,853,219	$—	$—	$164,853,219
Short-Term Investments	3,275,081	—	—	3,275,081
Collateral for Securities Loaned	—	23,687,837	—	23,687,837
Total	$168,128,300	$23,687,837	$—	$191,816,137

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$70,280,877	$—	$—	$70,280,877
Short-Term Investments	326,666	—	—	326,666
Collateral for Securities Loaned	—	21,269,346	—	21,269,346
Total	$70,607,543	$21,269,346	$—	$91,876,889

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$168,418,053	$—	$—	$168,418,053
Short-Term Investment	7,361,948	—	—	7,361,948
Collateral for Securities Loaned	—	40,261,170	—	40,261,170
Total	$175,780,001	$40,261,170	$—	$216,041,171

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$75,286,766	$—	$—	$75,286,766
Short-Term Investment	3,295,839	—	—	3,295,839
Collateral for Securities Loaned	—	14,217,406	—	14,217,406
Total	$78,582,605	$14,217,406	$—	$92,800,011

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Closed End Fund
Mixed Allocation	$—	$860,112	$—	$860,112
Total Closed End Fund	—	860,112	—	860,112
Common Stocks
Apparel & Textile Products	—	286,050	—	286,050
Automotive	861,597	2,111,353	—	2,972,950
Banking	5,598,975	10,943,548	—	16,542,523
Beverages	—	3,848,068	—	3,848,068
Chemicals	1,217,840	2,243,943	—	3,461,783
Consumer Services	—	957,236	—	957,236
E-Commerce Discretionary	—	5,111,654	—	5,111,654
Electric Utilities	—	8,342	—	8,342
Electrical Equipment	—	1,956,235	—	1,956,235
Engineering & Construction	—	1,676,142	—	1,676,142
Entertainment Content	—	1,167,102	—	1,167,102
Food	—	1,189,080	—	1,189,080
Health Care Facilities & Services	—	2,695,568	—	2,695,568
Home & Office Products	—	1,329,579	—	1,329,579
Household Products	—	288,487	—	288,487
Insurance	—	2,810,470	—	2,810,470
Internet Media & Services	—	3,691,866	—	3,691,866
Leisure Facilities & Services	—	3,879,093	—	3,879,093
Machinery	—	900,184	—	900,184
Medical Equipment & Devices	—	1,572,817	—	1,572,817
Oil & Gas Producers	1,142,262	1,239,775	0	2,382,037
Real Estate Owners & Developers	417,470	628,571	—	1,046,041
Renewable Energy	—	3,259,260	—	3,259,260
Retail - Consumer Staples	2,679,144	1,411,599	0	4,090,743
Retail - Discretionary	—	607,638	—	607,638
Semiconductors	1,120,210	7,158,987	—	8,279,197
Specialty Finance	—	3,453,658	—	3,453,658
Technology Hardware	—	7,107,270	—	7,107,270
Technology Services	—	2,586,017	—	2,586,017
Telecommunications	—	4,465,973	—	4,465,973
Transportation & Logistics	—	3,275,411	—	3,275,411
Wholesale - Consumer Staples	—	953,650	—	953,650
Total Common Stocks	13,037,498	84,814,626	—	97,852,124
Warrants
Leisure Facilities & Services	—	11,673	—	11,673
Total Warrants	—	11,673	—	11,673
Short-Term Investments	4,592,216	—	—	4,592,216
Collateral for Securities Loaned	—	4,064,003	—	4,064,003
Total	$17,629,714	$89,750,414	$—	$107,380,128

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Apparel & Textile Products	$—	$1,079,076	$—	$1,079,076
Asset Management	—	194,698	—	194,698
Automotive	—	8,855,506	—	8,855,506
Banking	3,353,380	11,970,435	0	15,323,815
Beverages	1,328,663	276,414	—	1,605,077
Biotech & Pharma	3,762,061	7,092,286	—	10,854,347
Chemicals	831,153	2,523,258	0	3,354,411
Commercial Support Services	—	647,412	—	647,412
Construction Materials	72,312	34,469	—	106,781
Diversified Industrials	—	651,015	—	651,015
Electric Utilities	35,159	1,059,627	—	1,094,786
Electrical Equipment	—	830,499	—	830,499
Engineering & Construction	—	1,437,442	—	1,437,442
Food	—	374,211	—	374,211
Forestry, Paper & Wood Products	307,503	—	—	307,503
Gas & Water Utilities	—	48,255	—	48,255
Home & Office Products	—	4	—	4
Household Products	183,860	566,429	—	750,289
Industrial Support Services	—	167,827	—	167,827
Institutional Financial Services	—	2,022,114	—	2,022,114
Insurance	—	8,678,135	—	8,678,135
Machinery	23,299	1,998,257	—	2,021,556
Medical Equipment & Devices	—	984,879	—	984,879
Metals & Mining	2,312,173	3,875,975	0	6,188,148
Oil & Gas Producers	9,258,157	16,654,979	0	25,913,136
Oil & Gas Services & Equipment	—	627,116	—	627,116
Retail - Consumer Staples	290,610	1,473,083	—	1,763,693
Retail - Discretionary	773,136	—	—	773,136
Semiconductors	661,388	3,490,948	—	4,152,336
Software	—	659,804	—	659,804
Specialty Finance	—	1,308,292	—	1,308,292
Steel	—	1,265,489	—	1,265,489
Technology Hardware	863,966	5,616,358	—	6,480,324
Technology Services	408,266	1,903,498	—	2,311,764
Telecommunications	—	5,510,714	—	5,510,714
Tobacco & Cannabis	681,306	410,719	—	1,092,025
Transportation & Logistics	—	4,767,418	—	4,767,418
Wholesale - Consumer Staples	—	258,249	—	258,249
Wholesale - Discretionary	—	728,405	—	728,405
Total Common Stocks	25,146,392	100,043,295	—	125,189,687
Exchange-Traded Funds	1,242,237	—	—	1,242,237
Short-Term Investments	6,275,588	—	—	6,275,588
Collateral for Securities Loaned	—	8,359,136	—	8,359,136
Total	$32,664,217	$108,402,431	$—	$141,066,648

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

Dynamic Macro

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$6,036,283	$—	$—	$6,036,283
U.S. Government & Agencies	—	17,372,850	—	17,372,850
Short-Term Investments	2,856,026	—	—	2,856,026
Purchased Options	621,716	—	—	621,716
Total Assets	$9,514,025	$17,372,850	$—	$26,886,875
Assets - Derivatives
Futures Contracts	$109,689	$—	$—	$109,689
Total Asset Derivatives	$109,689	$—	$—	$109,689
Liabilities - Derivatives
Futures Contracts	$167,766	$—	$—	$167,766
Total Liability Derivatives	$167,766	$—	$—	$167,766

Long/Short Credit

Common Stocks *	$—	$—	$5,700	$5,700
Preferred Stocks *	—	275,741	1,950,000	2,225,741
Corporate Bonds *	—	110,789,497	—	110,789,497
Term Loans *	—	3,161,326	—	3,161,326
U.S. Government & Agencies	—	97,065,580	—	97,065,580
Short-Term Investment	23,835,824	—	—	23,835,824
Collateral for Securities Loaned	—	1,859,875	—	1,859,875
Total Assets	$23,835,824	$213,152,019	$1,955,700	$238,943,543
Assets - Derivatives
Futures Contracts	$3,782,253	$—	$—	$3,782,253
Credit Default Swap Contracts	—	31,716	—	31,716
Total Asset Derivatives	$3,782,253	$31,716	$—	$3,813,969
Liabilities - Derivatives
Credit Default Swap Contracts	$—	$949,322	$—	$949,322
Total Return Swap Contracts	—	50,233	—	50,233
Total Liability Derivatives	$—	$999,555	$—	$999,555

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Closed-End Fund	$—	$—	$9,257,933	$9,257,933
Common Stocks *	167,882,044	—	72,063	167,954,107
Rights	—	—	38,300	38,300
Purchased Put Options	16,500	—	—	16,500
Short-Term Investment	27,712,594	—	—	27,712,594
Collateral for Securities Loaned	—	21,014,292	—	21,014,292
Total Assets	$195,611,138	$21,014,292	$9,368,296	$225,993,726
Liabilities-Derivatives
Written Options	$277,200	$—	$—	$277,200
Total Liability Derivatives	$277,200	$—	$—	$277,200
Liabilities
Securities Sold Short	$43,174,936	$—	$—	$43,174,936
Total Liabilities	$43,174,936	$—	$—	$43,174,936
Assets - Derivatives
Forward Foreign Currency Exchange Contracts	$—	$883,883	$—	$883,883
Total Asset Derivatives	$—	$883,883	$—	$883,883
Liabilities - Derivatives
Forward Foreign Currency Exchange Contracts	$—	$286,787	$—	$286,787
Total Liability Derivatives	$—	$286,787	$—	$286,787

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$20,111,352	$—	$—	$20,111,352
REITs *	56,031,612	—	—	56,031,612
Short-Term Investment	343,281	—	—	343,281
Collateral for Securities Loaned	—	25,124,488	—	25,124,488
Total	$76,486,245	$25,124,488	$—	$101,610,733

*	See each Fund’s Schedule of Investments for breakdown by industry.

The following is a reconciliation for the Funds for which Level 3 inputs were used in determining value:

	Beginning		Change in					Net	Ending
	balance	Total	unrealized				Net	transfers	balance
	October 31,	realized	appreciation/		Net		transfers	(out) of	October 31,
	2021	gain/(loss)	(depreciation)	Conversion	Purchases	Net Sales	into Level 3	Level 3	2022
High-Yield Bond
Common Stock	$4,809	$—	$1,992,409	$320,232	$—	$—	$—	$—	$2,317,450
Convertible Bond	402,273	—	(97,290)	(320,232)	15,249	—	—	—	—
Emerging Markets
Magnit PJSC	—	—	(21,020)	—	—	—	21,020	—	—
Gazprom PJSC	—	—	(88,179)	—	—	—	88,179	—	—
International Stock
Sberbank of Russia PJSC	—	—	(321,908)	—	—	—	321,908	—	—
PhosAgro PJSC	—	—	(397,600)	—	—	—	397,600	—	—
Tatneft PJSC	—	—	(18,997)	—	—	—	18,997	—	—
Gazprom PJSC	—	—	(57,988)	—	—	—	57,988	—	—
LUKOIL PJSC	—	—	(469,941)	—	—	—	469,941	—	—
Rosneft Oil Company PJSC	—	—	(262,231)	—	—	—	262,231	—	—
VTB Bank PJSC	—	—	(172,036)	—	—	—	172,036	—	—
MMC Norilsk Nickel PJSC	—	—	(313,796)	—	—	—	313,796	—	—
Gazprom PJSC	—	—	(96,283)	—	—	—	96,283	—	—
Long/Short Credit
Common Stock	5,700	—	—	—	—	—	—	—	5,700
Preferred Stock	2,060,000	—	(110,000)	—	—	—	—	—	1,950,000
Monthly Distribution
Closed End Fund	7,199,576	—	(6,413,726)	—	8,472,083	—	—	—	9,257,933
Common Stock	61,768	—	10,295	—	—	—	—	—	72,063
Rights	10,079	—	28,221	—	—	—	—	—	38,300

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

Quantitative disclosures of unobservable inputs and assumptions used by High-Yield Bond, Long/Short Credit, Monthly Distribution, Emerging Markets Stock and International Stock are below:

Investments in Securities:					Impact to valuation
				Input	from an increase
	Fair Value	Valuation Techniques	Unobservable Input	Range	in input
High-Yield Bond
Common Stock

Hi-Crush*	$2,317,450	Market comparable	Enterprise value/EBITDA	4.2x	Increase
		companies(a)	Market Discount	30%	Decrease
Total Fair Value Securities	$2,317,450

*	Holding executed a 50,000:1 reverse stock split on 10/31/22.

(a)	During the year ended October 31, 2022, the Fund changed its valuation technique from a prior transaction approach to a market comparable approach

Emerging Markets
Common Stock
Magnit PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%
Gazprom PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%
Total Fair Value Securities	$—

International Stock
Common Stock
Sberbank of Russia PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%
PhosAgro PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%
Tatneft PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%
Gazprom PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%
LUKOIL PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%
Rosneft Oil Company PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%
VTB Bank PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%
MMC Norilsk Nickel PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%
Gazprom PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%
Total Fair Value Securities	$—

Long/Short Credit
Common Stock
NII Holdings, Inc.	5,700	Broker Quote	Indicative Value	$0.57
Preferred Stock
UIRC-GSA International, LLC	1,950,000	Broker Quote	Indicative Value	$975 - $1,023
Total Fair Value Securities	$1,955,700

Monthly Distribution
Closed End Fund
Altaba, Inc.	$9,257,933	Broker Quote	Indicative Value	$3.75 - $6.50
Common Stock
NII Holdings, Inc.	72,063	Broker Quote	Indicative Value	$0.30
Rights
Zogenix, Inc. CVR	38,300	Broker Quote	Indicative Value	$0.75

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rates at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received and are included with the net realized and unrealized gain or loss on investment securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

c. Forward Foreign Currency Exchange Contracts – As foreign securities are purchased, a Fund generally enters into forward foreign currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward foreign currency exchange contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and forward foreign currency exchange contracts in the Statements of Operations.

d. Options – Dynamic Macro and Monthly Distribution are subject to stock market risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short -term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, that Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option. When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio. If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

e. Cash – The Funds consider their investments in an FDIC insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

f. Swap Agreements – International Opportunity Bond, Long/Short Credit and Monthly Distribution may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.

g. Swaps Risk. The Fund may use swaps to enhance returns and manage risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

h. Futures Contracts – International Opportunity Bond, Dynamic Macro, and Long/Short Credit are subject to equity risk, interest rate risk and forward currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, and foreign exchange rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

i. Short Sales – The Funds may sell a security that it does not own in anticipation of a decline in the fair value of that security. When the Company sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Company sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Company is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Company’s borrowing agreements with broker-dealers are not subject to master netting or similar agreements or collateral agreements.

j. Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of October 31, 2022:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Investments in securities	Option contracts written
Interest rate contracts	Unrealized appreciation on futures	Unrealized depreciation on futures
	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of October 31, 2022:

Asset Derivatives Investment Value

				Total at
	Equity	Currency	Interest Rate	October 31,
	Contracts	Contracts	Contracts	2022
International Opportunity Bond
Forward Foreign Currency Exchange Contracts	$—	$97,690	$—	$97,690
Futures Contracts	—	—	199,631	199,631
Dynamic Macro
Futures Contracts	$78,872	$—	$30,817	$109,689
Purchased Options	621,716	—	—	621,716
Long/Short Credit
Credit Default Swap Contracts	$—	$—	$31,716	$31,716
Futures Contracts	—	—	3,782,253	3,782,253
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$883,883	$—	$883,883
Purchased Options	16,500	—	—	16,500

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

Liability Derivatives Investment Value

	Equity	Currency	Interest Rate	Total at
	Contracts	Contracts	Contracts	October 31, 2022
International Opportunity Bond
Forward Foreign Currency Exchange Contracts	$—	$49,396	$—	$49,396
Futures Contracts	—	—	256,927	256,927
Dynamic Macro
Futures Contracts	$123,552	$—	$44,214	$167,766
Long/Short Credit
Total Return Swap Contracts	$50,233	$—	$—	$50,233
Credit Default Swap Contracts	—	—	949,322	949,322
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$286,787	$—	$286,787
Written Options	277,200	—	—	277,200

The following is a summary of the location of derivative investments of each Fund in the Statements of Operations for the year ended October 31, 2022.

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/ Interest rate contracts	Net realized gain (loss) from: Futures, Purchased options, Written options, Swap contracts, Forward foreign currency exchange contracts

Net change in unrealized appreciation (depreciation) on: Futures , Purchased options, Written options, Swap contracts, and Forward foreign currency exchange contracts

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended October 31, 2022:

Realized gain (loss) on derivatives recognized in the Statements of Operations
	Equity	Currency	Interest Rate	Total at
Derivative Investment type	Contracts	Contracts	Contracts	October 31,2022
International Opportunity Bond
Futures Contracts	$—	$—	$(503,216)	$(503,216)
Forward Foreign Currency Exchange Contracts	—	3,600,349	—	3,600,349
Dynamic Macro
Futures Contracts	$(1,017,648)	$—	$(666,177)	$(1,683,825)
Purchased Options	(321,220)	—	(860,583)	(1,181,803)
Written Options	239,045	—	—	239,045
Long/Short Credit
Futures Contracts	$—	$—	$7,124,065	$7,124,065
Credit Default Swap Contracts	—	—	1,477,617	1,477,617
Total Return Swap Contracts	436,113	—	—	436,113
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$2,046,876	$—	$2,046,876
Purchased Options	7,429	—	—	7,429
Written Options	568,172	—	—	568,172

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations
				Total at
	Equity	Currency	Interest Rate	October 31,
Derivative Investment type	Contracts	Contracts	Contracts	2022
International Opportunity Bond
Futures Contracts	$—	$—	$20,887	$20,887
Forward Foreign Currency Exchange Contracts	—	(161,548)	—	(161,548)
Dynamic Macro
Futures Contracts	$(144,740)	$—	$248,169	$103,429
Purchased Options	111,854	—	(329,514)	(217,660)
Written Options	(3,520)	—	—	(3,520)
Long/Short Credit
Futures Contracts	$—	$—	$3,390,033	$3,390,033
Credit Default Swap Contracts	—	—	(941,378)	(941,378)
Total Return Swap Contracts	(50,233)	—	—	(50,233)
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$669,501	$—	$669,501
Purchased Options	(6,356)	—	—	(6,356)
Written Options	(14,434)	—	—	(14,434)

The average notional value of the derivative instruments for the year ended October 31, 2022 is disclosed below:

	Average Notional Value

	Long	Short	Purchased	Written	Total Return	Credit Default	Credit Default
	Futures	Futures	Options	Options	Swaps - Long	Swaps - Long	Swaps - Short
International Opportunity Bond	$13,384,079	$4,416,674	$—	$—	$—	$—	$—
Dynamic Macro	13,091,893	3,083,606	16,505,750	3,070,500	—	—	—
Long/Short Credit	—	41,315,004	—	—	14,000,000	87,457,500	17,000,000
Monthly Distribution	—	—	1,477,452	5,154,919	—	—	—

k. Offsetting of Financial Assets & Liabilities and Derivative Assets & Liabilities – International Opportunity Bond, Dynamic Macro, Long/Short Credit, and Monthly Distribution policies are to recognize a gross asset or liability equal to the unrealized amounts on futures contracts, forward foreign currency exchange contracts, swaps and written options. The following table shows additional information regarding the offsetting of assets and liabilities at October 31, 2022.

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

International Opportunity Bond
					Gross Amounts Not Offset in the
					Statements of Assets &
Assets:					Liabilities
			Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statements of	Assets Presented in		Cash
		Recognized	Assets &	the Statements of	Financial	Collateral
Description	Counterparty	Assets	Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Futures	Barclays	$97,690	$—	$97,690	$(97,690)	$—	$—
Forward Foreign Currency Exchange Contracts	Barclays	74,699	—	74,699	(1,244)	—	73,455
	Citigroup Capital Markets	575	—	575	(575)	—	—
	JP Morgan Chase	22,416	—	22,416	(22,416)	—	—
Total		$97,690	$—	$97,690	$(121,925)	$—	$73,455

					Gross Amounts Not Offset in the
					Statements of Assets &
Liabilities:					Liabilities
			Gross
			Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statements of	Liabilities Presented		Cash
		Recognized	Assets &	in the Statements of	Financial	Collateral
Description	Counterparty	Liabilities	Liabilities	Assets & Liabilities	Instruments (1)	Pledged	Net Amount
Futures	Barclays	$(256,927)	$—	$(256,927)	$97,690	$159,237	$—
Forward Foreign Currency Exchange Contracts	Barclays	(1,244)	—	(1,244)	1,244	—	—
	Citigroup Capital Markets	(2,552)	—	(2,552)	575	—	(1,977)
	JP Morgan Chase	(45,600)	—	(45,600)	22,416	—	(23,184)
Total		$(49,396)	$—	$(49,396)	$24,235	$—	$(25,161)

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

Dynamic Macro
Gross Amounts Not Offset in the
Statements of Assets &
Assets:					Liabilities
		Gross	Gross Amounts	Net Amounts of
		Amounts of	Offset in the	Assets Presented in		Cash
		Recognized	Statements of	the Statements of	Financial	Collateral
Description	Counterparty	Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Futures	Goldman Sachs	$109,689	$—	$109,689	$(109,689)	$—	$—
Total		$109,689	$—	$109,689	$(109,689)	$—	$—

Gross Amounts Not Offset in the
Statements of Assets &
Liabilities:					Liabilities
		Gross	Gross Amounts	Net Amounts of
		Amounts of	Offset in the	Liabilities Presented		Cash
		Recognized	Statements of	in the Statements of	Financial	Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments (1)	Pledged	Net Amount
Futures	Goldman Sachs	$(167,766)	$—	$(167,766)	$109,689	$58,077	$—
Total		$(167,766)	$—	$(167,766)	$109,689	$58,077	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

Long/Short Credit
					Gross Amounts Not Offset in the
Assets:					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Assets Presented in
		Recognized	Statements of	the Statements of	Financial	Cash Collateral
Description	Counterparty	Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Futures Contracts	HSBC	$3,782,253	$—	$3,782,253	$—	$—	$3,782,253
Credit Default Swaps	Goldman Sachs	31,716	—	31,716	—	—	31,716
Total		$3,813,969	$—	$3,813,969	$—	$—	$3,813,969

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Liabilities Presented
		Recognized	Statements of	in the Statements of	Financial	Cash Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments (1)	Pledged(1)	Net Amount
Credit Default Swaps	Barclays	$(161,198)	$—	$(161,198)	$—	$—	$(161,198)
Credit Default Swaps	HSBC	(783,959)	—	(783,959)	—	783,959	—
Credit Default Swaps	JP Morgan	(4,165)	—	(4,165)	—	4,165	—
Total Return Swap	Barclays	(50,233)	—	(50,233)	—	—	(50,233)
Total		$(999,555)	$—	$(999,555)	$—	$788,124	$(211,431)

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

Monthly Distribution Fund
					Gross Amounts Not Offset in the
					Statements of Assets &
Assets:					Liabilities
			Gross
			Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statements of	Assets Presented in		Cash
		Recognized	Assets &	the Statements of	Financial	Collateral
Description	Counterparty	Assets	Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Forward Foreign Currency Exchange Contracts	US Bank	$883,883	$—	$883,883	$(286,787)	$—	$597,096
Purchased Options	US Bank	16,500	—	16,500	—	—	16,500
Total		$900,383	$—	$900,383	$(286,787)	$—	$613,596

					Gross Amounts Not Offset in the
					Statements of Assets &
Liabilities:					Liabilities
			Gross
		Gross	Amounts	Net Amounts of
		Amounts of	Offset in the	Liabilities Presented		Cash
		Recognized	Statements of	in the Statements of	Financial	Collateral
Description	Counterparty	Liabilities	Assets &	Assets & Liabilities	Instruments (1)	Pledged	Net Amount
Forward Foreign Currency Exchange Contracts	US Bank	$(286,787)	$—	$(286,787)	$286,787	$—	$—
Written Options	US Bank	(277,200)	—	(277,200)	277,200	—	—
Total		$(563,987)	$—	$(563,987)	$563,987	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

l. Deposits with Broker for Futures, Options and Swaps

Fund	Derivative Type	Broker	Deposit with Broker
International Opportunity Bond	Futures	Barclays	$428,020
Dynamic Macro	Future Options Purchased	Goldman Sachs	53,857
Monthly Distribution	Written Options	Morgan Stanley	2,790,000
Monthly Distribution	Securities Sold Short	JP Morgan	58,824,978

m. Exchanged Traded Funds – The Funds may invest in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

n. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income less foreign tax withholding (if any), and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date that the respective Fund, using reasonable diligence, becomes aware of such dividends and foreign tax withholding (If any). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class. The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long -term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

o. Foreign Capital Gains Taxes – Foreign Capital Gains taxes are generally based on either income or gains earned or repatriated cash. Foreign Capital Gains tax is provided in accordance with the Funds’ understanding of applicable country’s tax using a tax service in that country. Each Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned. The Trust is monitoring and recording accrued foreign capital gains tax on appreciated securities of $517,603 as of October 31, 2022, on Emerging Markets as shown on the Statement of Assets and Liabilities. For the year ended October 31, 2022, Emerging Markets recorded net change in unrealized depreciation on Accrued Foreign Capital Gains Tax on Appreciated Securities of $110,593 as shown on the Statement of Operations.

p. Foreign Tax Reclaims – The Funds are subject to foreign withholding tax imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Funds will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history.

q. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

r. LIBOR Risk – The Funds may invest in securities and other instruments whose interest payments are determined by references to a market reference rate such as the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”).

The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On March 5, 2021, ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR rates after publication on June 30, 2023, with the one week and two months USD LIBOR rates to cease after publication on December 31, 2021. The U.S. Federal Reserve, based on the recommendations of the Alternative Reference Rates Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR, a broad measure of secured overnight U.S. Treasury repo rates, that is intended to replace USD LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute or alternate reference rate may adversely affect the Fund’s performance and/or NAV. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund’s liquidity and valuation of the Fund’s investments, issuers of instruments in which the Fund invests and financial markets generally.

s. Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. For example, the novel coronavirus (COVID -19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds’ portfolio investments.

t. Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less -developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

u. Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability, and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

v. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2019 to 2021 and expected to be taken in tax year 2022 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdiction as U.S. Federal and California. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

w. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Corporate/Government Bond, Floating Rate Bond, High-Yield Bond, International Opportunity Bond, Long/Short Credit, and Monthly Distribution which will distribute their respective net investment income, if any, monthly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses.

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

Dividends and distributions to shareholders are recorded on ex-date. Monthly Distribution’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, Monthly Distribution’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of Monthly Distribution’s current net asset value per share. Shareholders receiving periodic payments from Monthly Distribution may be under the impression that they are receiving net income. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from Monthly Distribution is net income.

x. Real Estate Investment Trusts – Real Estate Stock invests primarily in REITs. Distributions from REITs may be characterized as dividends, capital gains, and/or return of capital.

y. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a.	Management Fees – Dunham & Associates serves as each Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets. The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund. Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.” A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, a Fund’s benchmark index. As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

			Sub-Adviser’s
	Management Fee	Adviser’s Portion	Portion
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Floating Rate Bond	0.78% – 0.98%	0.60%	0.18% – 0.38%
High-Yield Bond	0.82% – 1.02%	0.60%	0.22% – 0.42%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%
Emerging Markets Stock	0.70% – 1.50%	0.65%	0.05% – 0.85%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Dynamic Macro	1.05% – 1.75%	0.65%	0.40% – 1.10%
Long/Short Credit	0.70% – 1.80%	0.65%	0.05% – 1.15%
Monthly Distribution	0.87% – 1.63%	0.65%	0.22% – 0.98%
Real Estate Stock	0.80% – 1.40%	0.65%	0.15% – 0.75%

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”). Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, some Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease. During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Funds during the calculation period. After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub -Adviser only be paid out the monthly Minimum Fee during the first year, the Sub-Adviser, in most cases, will receive less compensation until the end of the first year. At the end of the first

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

				Null	Minimum	Maximum
Fund	Sub-Adviser	Benchmark	Base Fee	Zone	Fee	Fee
Corporate/Government Bond *	Virtus Fixed Income Advisers, LLC	Bloomberg Aggregate Bond Index	0.30%	+/- 0.15%	0.15%	0.45%
Floating Rate Bond	PineBridge Investments LLC	Morningstar/LSTA U.S. Leveraged Loan 100 Index	0.28%	+/- 0.00%	0.18%	0.38%
High-Yield Bond	PineBridge Investments LLC	Bloomberg U.S. Corporate High Yield Bond Ba/B 2% Issuer Capped Index	0.32%	+/- 0.00%	0.22%	0.42%
International Opportunity Bond *	Virtus Fixed Income Advisers, LLC	Bloomberg Global ex US Aggregate Bond Index (Hedged)	0.45%	+/- 0.00%	0.20%	0.70%
Large Cap Value	Rothschild & Co. Asset Management US Inc.	Russell 1000 Value Index	0.30%	+/- 0.00%	0.10%	0.50%
Small Cap Value	Ziegler Capital Management, LLC	Russell 2000 Value Index	0.45%	+/- 0.00%	0.10%	0.80%
Focused Large Cap Growth	The Ithaka Group, LLC	Russell 1000 Grow th Index	0.35%	+/- 0.30%	0.20%	0.50%
Small Cap Grow th	Pier Capital, LLC	Russell 2000 Grow th Index	0.50%	+/- 0.20%	0.00%	1.00%
Emerging Markets Stock	NS Partners Ltd.	MSCI Emerging Markets Index (Net)	0.45%	+/- 0.00%	0.05%	0.85%
International Stock	Arrow street Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Dynamic Macro	New ton Investment Management North America, LLC	IQ Hedge Global Macro Beta Index	0.75%	+/- 0.00%	0.40%	1.10%
Long/Short Credit	Metlife Investment Advisors, LLC	BofA Merrill Lynch US 3-month Treasury Bill Index PLUS 300 bps (3.00%)	0.60%	+/- 0.00%	0.05%	1.15%
Monthly Distribution	Grantham, Mayo, Van Otterloo & Co., LLC	IQ Hedge Market Neutral Total Return Index	0.60%	+/- 0.00%	0.22%	0.98%
Real Estate Stock	American Assets Capital Advisers, LLC	Dow Jones U.S. Real Estate Total Return Index	0.45%	+/- 0.00%	0.15%	0.75%

*	Effective July 1, 2022, Newfleet Asset Management, LLC (“Newfleet”), the sub-adviser to the Dunham Corporate/Government Bond Fund and Stone Harbor Investment Partners, LLC (“Stone Harbor”), the sub-adviser to the Dunham International Opportunity Bond Fund each are a wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). As part of a restructuring, Virtus transferred the portfolio management team of the Funds from Newfleet and Stone Harbor to a wholly-owned subsidiary of Virtus, Virtus Fixed Income Advisers, LLC.

PineBridge Investments, LLC replaced Newfleet Asset Management, LLC as the Sub-Adviser to Floating Rate Bond. Newfleet Asset Management, LLC had a Base Fee of 0.28%, a Minimum Fee of 0.10%, and a Maximum Fee of 0.46%.

Grantham, Mayo, Van Otterloo & Co., LLC replaced Weiss Multi-Strategy Advisers, LLC as the Sub-Adviser to Monthly Distribution. Weiss Multi-Strategy Advisers, LLC had a Base Fee of 0.60%, a Minimum Fee of 0.22% and a Maximum Fee of 0.98%.

b.       Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds. For providing administration services, GFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates; 0.07% on the first $250 million of average net assets; 0.05% on average net assets between $250 million and $500 million; 0.03% on average net assets over $500 million; and 0.01% on average net assets over $1 billion. Such fees are subject to an annual minimum of $400,000 in total for the entire Trust. For providing fund accounting services, GFS receives from the Trust a minimum annual fee of $245,000. For providing transfer agent services, GFS receives from the Trust a minimum annual fee of $214,000.

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

Blu Giant, LLC, (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds. An individual from GFS serves as an officer for the Trust and receives no additional compensation from the Trust for serving in that role.

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”). The Funds have adopted an Amended and Restated Rule 12b-1 Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plan for Class A shares authorizes the Funds to pay distribution fees to the Distributor or other entities on a monthly basis at an annualized rate of up to 0.25% of the average daily net assets attributable to Class A shares. The Plan for Class C shares authorizes the Funds to pay distribution fees at the annualized rate of 0.75% for the equity Funds and 0.50% for the fixed income Funds and shareholder servicing fees at the annualized rate of 0.25% to the Distributor or other entities on a monthly basis based on the average daily net assets attributable to Class C shares. Class N shares do not pay distribution fees or shareholder servicing fees.

		12b-1 and Shareholder Service
	Distributor Sales Charges	Fees Paid to the Distributor
Fund	Class A	Class A	Class C
Corporate/Government Bond	$442	$19,694	$20,297
Floating Rate Bond	446	54,752	49,048
High-Yield Bond	6,490	31,888	31,902
International Opportunity Bond	4	18,541	8,469
Large Cap Value	56,737	58,663	43,301
Small Cap Value	7,838	26,361	25,775
Focused Large Cap Growth	49,538	69,178	98,543
Small Cap Growth	25,559	33,970	26,701
Emerging Markets Stock	2,495	46,132	27,229
International Stock	2,470	58,482	49,135
Dynamic Macro	99	9,407	10,115
Long/Short Credit	8,421	76,704	42,852
Monthly Distribution	5,938	79,292	174,644
Real Estate Stock	9,818	29,915	36,012

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the Trust will receive $ 6,250 for each Board meeting attended in-person; $2,500 for all electronically-attended Board meetings; $1,000 for in-person committee meetings and $500 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated for the committee meeting. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $107,500 per annum plus an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

e. Commission Recapture – During the year ended October 31, 2022, certain Funds had portfolio trades executed with a certain brokers pursuant to a commission recapture agreement under which the brokers returned a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such commission recapture agreement, are included in Commission Recapture in the Funds’ Statements of Operations and will be paid directly by the brokers for the expenses of the Fund. For the year ended October 31, 2022, the amounts received by the Administrator on behalf of certain participating Funds under this arrangement were: Large Cap Value - $3,545, Small Cap Value - $51,398, Focused Large Cap Growth - $6,840 and Small Cap Growth - $21,105.

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended October 31, 2022 were as follows:

	Purchases	Sale Proceeds		Proceeds of
	(excluding U.S.	(excluding U.S.	Purchases of	U.S.
	Government	Government	U.S. Government	Government
Fund	Securities)	Securities)	Securities	Securities
Corporate/Government Bond	$21,267,459	$36,763,825	$3,847,876	$7,647,210
Floating Rate Bond	106,552,111	108,604,694	—	—
High-Yield Bond	37,316,549	42,764,028	—	—
International Opportunity Bond	32,430,985	49,377,382	—	—
Large Cap Value	55,409,418	35,522,895	—	—
Small Cap Value	66,314,505	76,870,345	—	—
Focused Large Cap Growth	66,472,021	15,367,854	—	—
Small Cap Growth	95,844,987	70,371,026	—	—
Emerging Markets Stock	92,987,807	75,969,208	—	—
International Stock	142,095,415	148,568,689	—	—
Dynamic Macro	6,369,696	8,431,009	—	—
Long/Short Credit	126,330,943	111,517,456	164,667,995	168,184,662
Monthly Distribution	571,178,408	469,113,559	—	—
Real Estate Stock	62,223,838	53,609,605	—	—

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2022, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Corporate/Government Bond	$70,255,905	$52,774	$(11,021,251)	$(10,968,477)
Floating Rate Bond	194,210,764	352,116	(13,325,308)	$(12,973,192)
High-Yield Bond	120,984,177	2,252,087	(13,620,226)	$(11,368,139)
International Opportunity Bond	46,176,087	78,177	(12,206,471)	$(12,128,294)
Large Cap Value	157,016,931	42,004,571	(7,205,365)	$34,799,206
Small Cap Value	88,554,256	9,034,197	(5,711,564)	$3,322,633
Focused Large Cap Growth	175,194,333	51,212,850	(10,366,012)	$40,846,838
Small Cap Growth	93,085,682	10,478,597	(10,764,268)	$(285,671)
Emerging Markets Stock	127,368,184	7,145,003	(27,650,662)	$(20,505,659)
International Stock	158,661,571	8,897,113	(26,490,891)	$(17,593,778)
Dynamic Macro	25,025,076	2,030,599	(96,407)	$1,934,192
Long/Short Credit	251,283,549	520,796	(12,860,802)	$(12,340,006)
Monthly Distribution	189,270,674	20,707,318	(27,436,398)	$(6,729,080)
Real Estate Stock	110,814,473	5,352,059	(14,555,799)	$(9,203,740)

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

6.	SHARES OF BENEFICIAL INTEREST

Following is a summary of shareholder transactions for each Fund for the year ended October 31, 2022 and the year ended October 31, 2021, respectively:

For the year ended October 31, 2022:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Corporate/Government Bond	817,831	85,209	(2,281,875)	(1,378,835)	109,812	8,781	(253,792)	(135,199)
Floating Rate Bond	3,679,891	915,144	(5,419,943)	(824,908)	637,236	112,571	(732,330)	17,477
High-Yield Bond	1,624,016	501,164	(2,885,704)	(760,524)	344,626	64,006	(284,942)	123,690
International Opportunity Bond	951,013	279,890	(3,837,865)	(2,606,962)	177,128	40,431	(533,448)	(315,889)
Large Cap Value	2,912,920	446,602	(1,607,735)	1,751,787	479,304	80,548	(590,387)	(30,535)
Small Cap Value	1,408,422	466,893	(1,871,938)	3,377	114,363	79,784	(339,853)	(145,706)
Focused Large Cap Growth	2,781,652	298,894	(814,781)	2,265,765	399,032	72,695	(304,591)	167,136
Small Cap Growth	2,492,192	469,520	(811,754)	2,149,958	354,910	157,070	(423,547)	88,433
Emerging Markets Stock	2,635,295	598,986	(1,364,956)	1,869,325	407,407	116,720	(235,676)	288,451
International Stock	2,020,121	1,112,978	(2,357,528)	775,571	271,053	200,445	(408,971)	62,527
Dynamic Macro	946,512	—	(526,569)	419,943	145,154	—	(74,420)	70,734
Long/Short Credit	9,358,178	824,061	(7,592,535)	2,589,704	1,628,749	112,406	(1,661,504)	79,651
Monthly Distribution	1,218,712	265,639	(2,669,761)	(1,185,410)	148,530	43,269	(290,962)	(99,163)
Real Estate Stock	1,704,276	276,975	(1,103,495)	877,756	187,864	42,937	(179,666)	51,135

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	63,722	1,834	(49,990)	15,566
Floating Rate Bond	145,267	29,211	(137,899)	36,579
High-Yield Bond	41,266	18,328	(89,039)	(29,445)
International Opportunity Bond	18,020	5,847	(45,612)	(21,745)
Large Cap Value	36,731	16,659	(56,451)	(3,061)
Small Cap Value	39,043	25,308	(58,794)	5,557
Focused Large Cap Growth	46,527	30,182	(83,289)	(6,580)
Small Cap Growth	35,698	59,612	(48,074)	47,236
Emerging Markets Stock	27,725	18,531	(39,801)	6,455
International Stock	26,877	45,942	(66,142)	6,677
Dynamic Macro	12,639	—	(20,596)	(7,957)
Long/Short Credit	78,007	14,234	(133,224)	(40,983)
Monthly Distribution	58,752	39,360	(189,647)	(91,535)
Real Estate Stock	24,383	17,077	(57,259)	(15,799)

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

For the year ended October 31, 2021:

	Class N Shares				Class A Shares
	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Corporate/Government Bond	2,571,070	76,601	(1,438,091)	1,209,580	300,737	7,657	(230,635)	77,759
Floating Rate Bond	5,351,926	568,208	(2,302,539)	3,617,595	658,582	70,313	(522,843)	206,052
High-Yield Bond	3,209,083	417,822	(2,063,754)	1,563,151	486,892	51,404	(450,739)	87,557
International Opportunity Bond	3,137,730	150,297	(1,054,346)	2,233,681	493,131	20,931	(253,857)	260,205
Large Cap Value	2,073,516	57,194	(929,585)	1,201,125	474,985	9,622	(344,911)	139,696
Small Cap Value	1,219,879	33,238	(921,729)	331,388	207,777	5,343	(279,909)	(66,789)
Focused Large Cap Growth	1,121,718	71,719	(854,301)	339,136	247,268	21,228	(346,540)	(78,044)
Small Cap Growth	802,528	264,776	(781,005)	286,299	412,070	96,686	(353,188)	155,568
Emerging Markets Stock	2,092,748	6,610	(627,775)	1,471,583	382,656	—	(195,128)	187,528
International Stock	2,221,567	51,395	(1,426,685)	846,277	292,871	8,406	(409,741)	(108,464)
Dynamic Macro	444,180	12,928	(948,346)	(491,238)	96,728	1,231	(248,391)	(150,432)
Long/Short Credit	10,900,459	337,097	(2,587,285)	8,650,271	1,611,447	43,938	(451,389)	1,203,996
Monthly Distribution	2,632,603	179,526	(879,031)	1,933,098	267,118	30,920	(275,516)	22,522
Real Estate Stock	1,461,477	254,742	(523,737)	1,192,482	212,275	50,131	(199,730)	62,676

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	50,783	1,367	(66,271)	(14,121)
Floating Rate Bond	93,059	18,350	(142,503)	(31,094)
High-Yield Bond	65,582	15,875	(98,540)	(17,083)
International Opportunity Bond	43,835	2,642	(32,355)	14,122
Large Cap Value	40,306	898	(91,267)	(50,063)
Small Cap Value	37,233	396	(65,054)	(27,425)
Focused Large Cap Growth	62,773	7,708	(58,166)	12,315
Small Cap Growth	40,462	36,644	(46,900)	30,206
Emerging Markets Stock	35,011	—	(47,386)	(12,375)
International Stock	35,002	166	(72,293)	(37,125)
Dynamic Macro	12,245	—	(39,975)	(27,730)
Long/Short Credit	187,707	7,336	(128,490)	66,553
Monthly Distribution	77,973	32,470	(237,893)	(127,450)
Real Estate Stock	80,019	15,851	(40,378)	55,492

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the year ended October 31, 2022 and October 31, 2021 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
10/31/2022	Income	Capital Gains	Capital	Total
Corporate/Government Bond **	$1,283,066	$—	$—	$1,283,066
Floating Rate Bond **	9,317,486	—	—	9,317,486
High-Yield Bond **	5,031,200	—	—	5,031,200
International Opportunity Bond **	2,626,747	22,444	—	2,649,191
Large Cap Value	3,915,866	6,478,567	—	10,394,433
Small Cap Value	8,413,359	1,402,225	—	9,815,584
Focused Large Cap Growth	—	16,249,986	219	16,250,205
Small Cap Growth	7,792,974	6,672,424	—	14,465,398
Emerging Markets Stock	10,055,268	1,701,647	52,753	11,809,668
International Stock	15,859,343	9,039,564	—	24,898,907
Dynamic Macro	—	—	—	—
Long/Short Credit **	4,824,117	4,459,491	—	9,283,608
Monthly Distribution **	—	2,080,414	8,864,457	10,944,871
Real Estate Stock	4,858,847	1,798,209	—	6,657,056

For fiscal year ended	Ordinary	Long-Term	Return of
10/31/2021	Income	Capital Gains	Capital	Total
Corporate/Government Bond **	$1,245,650	$—	$—	$1,245,650
Floating Rate Bond **	6,071,064	—	—	6,071,064
High-Yield Bond **	4,596,419	—	—	4,596,419
International Opportunity Bond	1,625,612	—	—	1,625,612
Large Cap Value	1,058,479	—	—	1,058,479
Small Cap Value	567,981	—	—	567,981
Focused Large Cap Growth	—	3,869,872	—	3,869,872
Small Cap Growth	4,242,651	5,463,358	—	9,706,009
Emerging Markets Stock *	451,197	—	—	451,197
International Stock *	1,683,689	70,762	—	1,754,451
Dynamic Macro	148,493	—	19	148,512
Long/Short Credit **	3,870,741	—	—	3,870,741
Monthly Distribution **	5,009,573	—	3,079,712	8,089,285
Real Estate Stock	—	6,116,623	—	6,116,623

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $608,514 and $325,296 for fiscal year ended October 31, 2021 for the International Stock Fund and Emerging Markets Fund respectively, which have been passed through to the Funds’ underlying shareholders and are deemed dividends for tax purposes.

**	Differences in distributions between the Statement of Changes paid from book and tax on the income funds relate to the adjustments for dividends payable for tax purposes.

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

As of each of the Fund’s tax year-ended October 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Corporate/Government Bond	$24,329	$—	$—	$(2,712,875)	$(861)	$(10,968,477)	$(13,657,884)
Floating Rate Bond	38,141	—	—	(17,608,536)	(6,941)	(12,973,192)	(30,550,528)
High-Yield Bond	286,052	—	—	(9,319,504)	(3,993)	(11,368,139)	(20,405,584)
International Opportunity Bond	920,661	—	—	(4,926,378)	(328)	(12,130,457)	(16,136,502)
Large Cap Value	2,218,350	1,821,227	—	—	—	34,799,206	38,838,783
Small Cap Value	229,345	4,258,010	—	—	—	3,322,633	7,809,988
Focused Large Cap Growth	—	—	(1,060,493)	(5,341,162)	—	40,846,838	34,445,183
Small Cap Growth	—	—	(351,639)	(13,327,687)	—	(285,671)	(13,964,997)
Emerging Markets Stock	—	—	—	(13,842,922)	—	(20,508,839)	(34,351,761)
International Stock	4,374,807	—	—	(2,486,969)	—	(17,648,250)	(15,760,412)
Dynamic Macro	—	—	(189,104)	(1,866,721)	—	1,934,781	(121,044)
Long/Short Credit	250,513	2,144,449	—	—	(24,592)	(12,343,800)	(9,973,430)
Monthly Distribution	—	—	(2,909,987)	—	(46,343)	(6,732,970)	(9,689,300)
Real Estate Stock	163,478	—	—	(10,656,594)	—	(9,203,740)	(19,696,856)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income and accumulated net realized gain from security transactions are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market treatment of open forward foreign currency, swap and 1256 futures and options contracts, and adjustments for partnerships, perpetual bonds, debt modification, defaulted income bonds, passive foreign investment companies, C Corporation return of capital distributions and dividend payable. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) for the Funds. In addition, the amount listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles and tax adjustments for accrued dividend payable.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Corporate/Government Bond	$—
Floating Rate Bond	—
High-Yield Bond	—
International Opportunity Bond	—
Large Cap Value	—
Small Cap Value	—
Focused Large Cap Growth	1,060,493
Small Cap Growth	351,639
Emerging Markets Stock	—
International Stock	—
Dynamic Macro	189,104
Long/Short Credit	—
Monthly Distribution	2,909,987
Real Estate Stock	—

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

At October 31, 2022, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

				Capital Loss Carry
Fund	Short-Term	Long-Term	Total	Forward Utilized
Corporate/Government Bond	$1,842,909	$869,966	$2,712,875	$—
Floating Rate Bond	3,989,496	13,619,040	17,608,536	—
High-Yield Bond	3,573,016	5,746,488	9,319,504	—
International Opportunity Bond	1,875,030	3,051,348	4,926,378	—
Large Cap Value	—	—	—	—
Small Cap Value	—	—	—	—
Focused Large Cap Growth	3,387,897	1,953,265	5,341,162	—
Small Cap Growth	13,126,776	200,911	13,327,687	—
Emerging Markets Stock	11,512,090	2,330,832	13,842,922	—
International Stock	2,486,969	—	2,486,969	—
Dynamic Macro	1,600,090	266,631	1,866,721	—
Long/Short Credit	—	—	—	—
Monthly Distribution	—	—	—	—
Real Estate Stock	10,656,594	—	10,656,594	—

During the fiscal year ended October 31, 2022, the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the reclassification of net operating losses, fund distributions, the use of tax equalization credits and adjustments for prior year tax returns resulted in reclassification for the tax year ended October 31, 2022, as follows:

	Paid
	In	Accumulated
Fund	Capital	Earnings (Loss)
Corporate/Government Bond	$—	$—
Floating Rate Bond	—	—
High-Yield Bond	—	—
International Opportunity Bond	—	—
Large Cap Value	507,753	(507,753)
Small Cap Value	1,103,718	(1,103,718)
Focused Large Cap Growth	(1,958,732)	1,958,732
Small Cap Growth	(802,049)	802,049
Emerging Markets Stock	(24,229)	24,229
International Stock	1,361,474	(1,361,474)
Dynamic Macro	(578,223)	578,223
Long/Short Credit	94,662	(94,662)
Monthly Distribution	(250,921)	250,921
Real Estate Stock	3,781	(3,781)

Net assets were unaffected by the above reclassifications.

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

8.	LINE OF CREDIT

Currently, the Funds have a $50,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis at rate of Prime less .5%. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so. Based only on the days borrowed, the average amount of borrowings outstanding were as follows:

	Average borrowing	Largest Outstanding		Average
Fund	outstanding	Balance	Loan Outstanding	borrowing rate
Corporate/Government Bond	$758,733	$5,912,000	$—	3.10%
Floating Rate Bond	3,105,524	9,437,000	—	2.89%
High-Yield Bond	103,000	103,000	—	4.25%
International Opportunity Bond	1,053,056	8,019,000	—	4.69%
Large Cap Value	3,536,250	6,857,000	—	3.18%
Small Cap Value	1,468,278	11,765,000	—	3.98%
Focused Large Cap Growth	—	—	—	0.00%
Small Cap Growth	1,066,714	3,141,000	—	2.75%
Emerging Markets Stock	577,545	1,496,000	—	3.00%
International Stock	475,521	2,327,000	—	2.82%
Dynamic Macro	—	—	—	0.00%
Long/Short Credit	—	—	—	0.00%
Monthly Distribution	1,699,167	3,138,000	—	3.50%
Real Estate Stock	560,949	2,532,000	—	3.19%

The interest expense for all the Funds listed is included in interest expense on the statement of operations.

9.	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement (“Agreement”) with the Bank. Each participating Fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. International Stock is below the 105% threshold due to market fluctuation. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Funds collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of those transactions are overnight and continuous.

As of October 31, 2022 the below table shows the securities loan and collateral for the loan both of which are presented gross on the Statement of Assets and Liabilities. All individual open security loan transactions were overcollateralized. This cash is invested in the Mount Vernon Liquid Assets Portfolio.

	Market Value of	Market Value of
Fund	Loaned Securities	Collateral
Corporate/Government Bond	$1,687,743	$1,727,778
Floating Rate Bond	2,798,661	2,857,500
High-Yield Bond	12,732,323	12,986,938
International Opportunity Bond (1)	843,562	954,050
Large Cap Value	22,996,699	23,687,837
Small Cap Value	20,643,100	21,269,346
Focused Large Cap Growth	39,116,778	40,261,170
Small Cap Growth	13,791,494	14,217,406
Emerging Markets Stock (1)	3,982,690	4,064,003
International Stock (1)	8,089,227	8,359,136
Dynamic Macro	—	—
Long/Short Credit	1,822,771	1,859,875
Monthly Distribution	20,452,521	21,014,292
Real Estate Stock	23,881,602	25,124,488

(1)	Securities collateralized below 102% or 105% for foreign securities. The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% or 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% or 105% due to end of day market movement. The next business day, additional collateral is obtained/received from the borrower to replenish/reestablish 102% or 105%.

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Continued)

10.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020 -04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact if any, of applying this ASU.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of Dunham Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Dunham Corporate/Government Bond Fund, Dunham Floating Rate Bond Fund, Dunham High-Yield Bond Fund, Dunham International Opportunity Bond Fund, Dunham Large Cap Value Fund, Dunham Small Cap Value Fund, Dunham Focused Large Cap Growth Fund, Dunham Small Cap Growth Fund, Dunham Emerging Markets Stock Fund, Dunham International Stock Fund, Dunham Dynamic Macro Fund, Dunham Long/Short Credit Fund, Dunham Monthly Distribution Fund, and Dunham Real Estate Stock Fund, each a series of shares of beneficial interest in Dunham Funds (the “Funds”), including the schedules of investments, as of October 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, brokers, agent banks, issuer or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Dunham Funds since 2007.

Philadelphia, Pennsylvania

December 30, 2022

TRUSTEES & OFFICERS (Unaudited)

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees. To obtain a free copy of the SAI, please call the Funds toll free at (888) 3DUNHAM (338-6426) or by writing, via regular mail, to Dunham Funds, c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, NE 68154, or, via overnight mail, to Dunham Funds, c/o Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474.

Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name. Unless otherwise noted, the address of each Trustee and Officer is 6020 Cornerstone Court West Suite 300, San Diego, CA 92121.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships During the Past 5 Years
Non-Interested Trustees
Henry R. Goldstein Age:91	Trustee	Since January 2008	Retired; Self-employed consultant/mediator (financial services), 2009–2017; Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007– 2009.	14	None
Paul A. Rosinack Age:75	Trustee	Since January 2008	Retired; President/Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2004–2017.	14	None
Michael J. Torvinen Age: 66	Trustee	Since January 2021	Self-employed, Torvinen Accounting and Consulting LLC, August 2014– present.	14	None

TRUSTEES & OFFICERS (Unaudited) (Continued)

Interested Trustees and Officers
Jeffrey A. Dunham* Age: 61	Trustee, Chairman of Board, President & Principal Executive Officer	Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc., (registered investment adviser, broker-dealer and distributor for mutual funds), 1985–present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999–present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1986–present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1985–present; Chairman and Chief Executive Officer, Dunham Trust Company, 1999–present.	14	None
Denise S. Iverson Age: 63	Treasurer & Principal Financial Officer	Since January 2008	Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer, and distributor for mutual funds), 1999–present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999–present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1999–present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partners), 1999–present; Chief Financial Officer and Director, Dunham Trust Company, 1999– present.	N/A	N/A
Viktoria Palermo Age: 44	Chief Compliance Officer & AML Officer	Since September 2021	Chief Compliance Officer, Dunham & Associates, Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), September 2021– present;BSA/AML Compliance Officer, Dunham Trust Company, September 2021-present; Operations Manager (2021), Chief Compliance Officer and AML Officer (2017– 2021), Associate Compliance Officer (2015–2017), Lucia Capital Group.	N/A	N/A

TRUSTEES & OFFICERS (Unaudited) (Continued)

Helmut Boisch Age: 43	Secretary	Since March 2022	Chief Operating Officer, Dunham & Associates, Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), March 2022–present; Director, Global Head of Vendor Management (2018–2022), Director, Head of Operations Project Management (2017–2018), Vice President, Deputy Chief Compliance Officer (2014–2017), Allianz Global Investors.	N/A	N/A
Ryan Dykmans Age: 40	Assistant Secretary	Since October 2015	Chief Investment Officer, August 2022–present, Director of Research, June 2013–July 2022, Senior Investment Analyst,2009–2013, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds).	N/A	N/A
James Colantino Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Age: 53	Assistant Treasurer	Since January 2008	Senior Vice President – Fund Administration, (2012–present), Vice President (2004–2012), Senior Fund Administrator (1999–2004), Gemini Fund Services, LLC.	N/A	N/A

^	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at (800) 442-4358.

ADDITIONAL INFORMATION (Unaudited)

Dunham Corporate/Government Bond Fund

15(c) BOARD CONSIDERATIONS

June 21, 2022

I.	Background

On June 21, 2022, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, a new sub-advisory agreement (the “Sub-Advisory Agreement”) for the following Trust series (the “Fund”):

Fund	Sub-Advisory Agreement
Dunham Corporate/Government Bond Fund	Virtus Fixed Income Advisers, LLC

The Sub-Advisory Agreement with Virtus Fixed Income Advisers, LLC (“VFIA” or the “Sub-Adviser”) would take effect on or about July 1, 2022. VFIA would take over sub-advisory responsibilities from the current sub-adviser, Newfleet Asset Management, LLC (“Newfleet”). Virtus Investment Partners, Inc. (“Virtus”) is the ultimate parent company of VFIA and Newfleet.

In considering the Sub-Advisory Agreement, the Independent Trustees had requested and reviewed materials that Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and the Sub-Adviser provided prior to and during the meeting. The Independent Trustees also had reviewed a memorandum from Fund counsel that addressed their fiduciary duties pertaining to the new Sub-Advisory Agreement and the factors they should consider in evaluating the Sub-Advisory Agreement.

Among other information, the Adviser and VFIA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, sub-advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to the Sub-Advisory Agreement, the Board had received sufficient information to approve the Sub-Advisory Agreement. While the Board reviewed all the information provided, it focused on material sub-advisory changes due to the Newfleet reorganization.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Sub-Advisory Agreement be approved. In considering the approval of the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

II.	Sub-Advisory Agreement

Nature, Extent and Quality of Services. In considering the approval of the Sub-Advisory Agreement between the Fund and VFIA, the Board considered the nature, extent and quality of services VFIA would provide under the Sub-Advisory Agreement. The Board reviewed the background of the investment professionals that would service the Fund, and VFIA’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board noted the Sub-Advisory Agreement approval was necessary due to Virtus restructuring its investment advisory business, which included the Fund’s current sub-adviser Newfleet and the new sub-adviser VFIA. The Board noted in particular that the entire current investment team, including all team members providing advisory services to the Fund, will remain in place and continue to provide the same investment advisory services to the Fund. The investment discipline, process, tools and models also will remain unchanged. The Board concluded that the services VFIA would provide should be satisfactory.

Performance. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category.

The Board also noted in particular that since the portfolio management team began managing the Fund, the Fund has performed in line with or outperformed its Peer Group, the Morningstar category and the benchmark index. The Board concluded that the services VFIA would provide should be satisfactory.

Sub-Advisory Fees and Economies of Scale. The Board considered the Fund’s sub-advisory fee schedule and noted the fees charged to comparable portfolios, if any, that the Sub-Adviser managed. The Board considered that the fee schedule was negotiated between the Adviser and the Sub-Adviser, an unaffiliated third party.

The Board reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the performance fee, which results in higher fees when the Sub-Adviser delivers results, and how performance fees should be integrated into their analysis.

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to the Sub-Adviser’s skill, rather than to random performance fluctuations, and the performance fee aligns the Sub-Adviser’s interest with those of Fund shareholders.

The Board also noted in particular that the Fund’s sub-advisory fee schedule will remain the same after the Sub-Adviser takes over from the current sub-adviser, Newfleet. The Fund will pay a “fulcrum fee” consisting of: a “base fee” of 30 basis points (0.30%) annually; and a “performance fee” at a rate that will vary by up to +/- 15 bps (0.15%). The Board concluded that the Sub-Adviser’s fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of the Sub-Adviser that receives a performance-based fee. The Board agreed that the Adviser had successfully negotiated a favorable base fee with the Sub-Adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Board agreed that pursuing breakpoints with the Sub-Adviser would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered any information provided regarding the Sub-Adviser’s estimated profitability from providing sub-advisory services to the Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and the Sub-Adviser, an unaffiliated third party. The Board reviewed materials provided regarding any additional benefits the Sub-Adviser would receive.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement for the Fund are fair and reasonable, and that the approval of the Sub-Advisory Agreement is in the best interests of the Fund.

ADDITIONAL INFORMATION (Unaudited)

Dunham International Opportunity Bond Fund

15(c) BOARD CONSIDERATIONS

June 21, 2022

I.	Background

On June 21, 2022, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, a new sub-advisory agreement (the “Sub-Advisory Agreement”) for the following Trust series (the “Fund”):

Fund	Sub-Advisory Agreement
Dunham International Opportunity Bond Fund	Virtus Fixed Income Advisers, LLC

The Sub-Advisory Agreement with Virtus Fixed Income Advisers, LLC (“VFIA” or the “Sub-Adviser”) would take effect on or about July 1, 2022. VFIA would take over sub-advisory responsibilities from the current sub-adviser, Stone Harbor Investment Partners, LLC (“Stone Harbor”). Virtus Investment Partners, Inc. (“Virtus”) is the ultimate parent company of VFIA and Stone Harbor.

In considering the Sub-Advisory Agreement, the Independent Trustees had requested and reviewed materials that Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and the Sub-Adviser provided prior to and during the meeting. The Independent Trustees also had reviewed a memorandum from Fund counsel that addressed their fiduciary duties pertaining to the new Sub-Advisory Agreement and the factors they should consider in evaluating the Sub-Advisory Agreement.

Among other information, the Adviser and VFIA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, sub-advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to the Sub-Advisory Agreement, the Board had received sufficient information to approve the Sub-Advisory Agreement. While the Board reviewed all the information provided, it focused on material sub-advisory changes due to the Stone Harbor reorganization.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Sub-Advisory Agreement be approved. In considering the approval of the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

II.	Sub-Advisory Agreement

Nature, Extent and Quality of Services. In considering the approval of the Sub-Advisory Agreement between the Fund and VFIA, the Board considered the nature, extent and quality of services VFIA would provide under the Sub-Advisory Agreement. The Board reviewed the background of the investment professionals that would service the Fund, and VFIA’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board noted the Sub-Advisory Agreement approval was necessary due to Virtus restructuring its investment advisory business, which included the Fund’s current sub-adviser Stone Harbor and the new sub-adviser VFIA. The Board noted in particular that the entire current investment team, including all team members providing advisory services to the Fund, will remain in place and continue to provide the same investment advisory services to the Fund. The investment discipline, process, tools and models also will remain unchanged. The Board concluded that the services VFIA would provide should be satisfactory.

Performance. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category.

The Board also noted in particular that since the portfolio management team began managing the Fund, the Fund has performed in line with or outperformed its Peer Group, the Morningstar category and the benchmark index. The Board concluded that the services VFIA would provide should be satisfactory.

Sub-Advisory Fees and Economies of Scale. The Board considered the Fund’s sub-advisory fee schedule and noted the fees charged to comparable portfolios, if any, that the Sub-Adviser managed. The Board considered that the fee schedule was negotiated between the Adviser and the Sub-Adviser, an unaffiliated third party.

The Board reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the performance fee, which results in higher fees when the Sub-Adviser delivers results, and how performance fees should be integrated into their analysis.

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to the Sub-Adviser’s skill, rather than to random performance fluctuations, and the performance fee aligns the Sub-Adviser’s interest with those of Fund shareholders.

The Board also noted in particular that the Fund’s sub-advisory fee schedule will remain the same after the Sub-Adviser takes over from the current sub-adviser, Stone Harbor. The Fund will pay a “fulcrum fee” consisting of: a “base fee” of 45 basis points (0.45%) annually; and a “performance fee” at a rate that will vary by up to +/- 25 bps (0.25%). The Board concluded that the Sub-Adviser’s fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of the Sub-Adviser that receives a performance-based fee. The Board agreed that the Adviser had successfully negotiated a favorable base fee with the Sub-Adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Board agreed that pursuing breakpoints with the Sub-Adviser would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered any information provided regarding the Sub-Adviser’s estimated profitability from providing sub-advisory services to the Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and the Sub-Adviser, an unaffiliated third party. The Board reviewed materials provided regarding any additional benefits the Sub-Adviser would receive.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement for the Fund are fair and reasonable, and that the approval of the Sub-Advisory Agreement is in the best interests of the Fund.

DUNHAM FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	5/01/22	10/31/22	Period*	10/31/22	Period*
Class N:
Corporate/Government Bond Fund	1.39%	$1,000.00	$921.30	$6.74	$1,018.19	$7.08
Floating Rate Bond Fund	0.99%	$1,000.00	$969.20	$4.93	$1,020.20	$5.06
High-Yield Bond Fund	1.20%	$1,000.00	$955.30	$5.92	$1,019.15	$6.11
International Opportunity Bond Fund	1.38%	$1,000.00	$884.00	$6.58	$1,018.22	$7.04
Large Cap Value Fund	1.24%	$1,000.00	$969.00	$6.14	$1,018.97	$6.29
Small Cap Value Fund	1.61%	$1,000.00	$980.90	$8.04	$1,017.09	$8.18
Focused Large Cap Growth Fund	1.02%	$1,000.00	$872.80	$4.81	$1,020.07	$5.19
Small Cap Growth Fund	0.91%	$1,000.00	$964.00	$4.51	$1,020.62	$4.64
Emerging Markets Stock Fund	1.03%	$1,000.00	$807.10	$4.67	$1,020.03	$5.23
International Stock Fund	1.38%	$1,000.00	$902.40	$6.63	$1,018.24	$7.03
Dynamic Macro Fund	1.61%	$1,000.00	$944.70	$7.91	$1,017.07	$8.21
Long/Short Credit Fund	0.93%	$1,000.00	$986.00	$4.65	$1,020.52	$4.73
Monthly Distribution Fund	2.16%	$1,000.00	$1,012.00	$10.94	$1,014.33	$10.95
Real Estate Stock Fund	1.00%	$1,000.00	$750.80	$4.42	$1,020.15	$5.10
Class A:
Corporate/Government Bond Fund	1.65%	$1,000.00	$920.10	$7.98	$1,016.90	$8.38
Floating Rate Bond Fund	1.24%	$1,000.00	$967.90	$6.17	$1,018.93	$6.33
High-Yield Bond Fund	1.45%	$1,000.00	$954.60	$7.15	$1,017.88	$7.39
International Opportunity Bond Fund	1.64%	$1,000.00	$883.00	$7.79	$1,016.93	$8.35
Large Cap Value Fund	1.49%	$1,000.00	$967.70	$7.38	$1,017.71	$7.56
Small Cap Value Fund	1.86%	$1,000.00	$979.20	$9.29	$1,015.82	$9.46
Focused Large Cap Growth Fund	1.27%	$1,000.00	$871.70	$5.98	$1,018.81	$6.45
Small Cap Growth Fund	1.16%	$1,000.00	$963.00	$5.74	$1,019.35	$5.91
Emerging Markets Stock Fund	1.28%	$1,000.00	$805.80	$5.82	$1,018.76	$6.50
International Stock Fund	1.63%	$1,000.00	$901.50	$7.83	$1,016.97	$8.31
Dynamic Macro Fund	1.87%	$1,000.00	$943.10	$9.17	$1,015.77	$9.51
Long/Short Credit Fund	1.18%	$1,000.00	$984.70	$5.88	$1,019.28	$5.98
Monthly Distribution Fund	2.41%	$1,000.00	$1,010.90	$12.20	$1,013.07	$12.22
Real Estate Stock Fund	1.25%	$1,000.00	$750.10	$5.53	$1,018.89	$6.38

DUNHAM FUNDS’ EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	5/01/22	10/31/22	Period*	10/31/22	Period*
Class C:
Corporate/Government Bond Fund	2.15%	$1,000.00	$917.90	$10.37	$1,014.39	$10.89
Floating Rate Bond Fund	1.75%	$1,000.00	$966.60	$8.66	$1,016.40	$8.88
High-Yield Bond Fund	1.95%	$1,000.00	$951.50	$9.59	$1,015.37	$9.91
International Opportunity Bond Fund	2.15%	$1,000.00	$881.30	$10.20	$1,014.36	$10.92
Large Cap Value Fund	2.24%	$1,000.00	$963.90	$11.09	$1,013.91	$11.37
Small Cap Value Fund	2.61%	$1,000.00	$976.00	$13.01	$1,012.04	$13.25
Focused Large Cap Growth Fund	2.02%	$1,000.00	$868.30	$9.50	$1,015.04	$10.25
Small Cap Growth Fund	1.91%	$1,000.00	$960.20	$9.45	$1,015.57	$9.71
Emerging Markets Stock Fund	2.02%	$1,000.00	$802.90	$9.20	$1,015.00	$10.28
International Stock Fund	2.39%	$1,000.00	$898.20	$11.44	$1,013.15	$12.13
Dynamic Macro Fund	2.60%	$1,000.00	$939.50	$12.70	$1,012.11	$13.17
Long/Short Credit Fund	1.93%	$1,000.00	$981.70	$9.63	$1,015.49	$9.79
Monthly Distribution Fund	3.16%	$1,000.00	$1,006.90	$15.98	$1,009.28	$16.00
Real Estate Stock Fund	2.01%	$1,000.00	$747.00	$8.83	$1,015.10	$10.18

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the six month period ending October 31, 2022).

NOTICE OF PRIVACY POLICY & PRACTICES

Privacy Notice

FACTS	WHAT DO DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

Definitions What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?	We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes-information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc., Dunham Trust Company.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds do not jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330. The information on Form N-PORT is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND’S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

DUNHAM-A22

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Michael Torvinen is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Torvinen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

           FY 2022                   $ 173,600

FY 2021                   $ 173,600

(b)	Audit-Related Fees

           FY 2022                   $ 0

FY 2021                   $ 0

Nature of the fees:

(c)	Tax Fees

           FY 2022              $ 30,800

           FY 2021              $ 30,800

Nature of the fees: Preparation of federal and state tax returns and review of annual dividend calculations.

(d)	All Other Fees

                                         Registrant               Adviser

            FY 2022                    $ 0                         $ 0

           FY 2021                    $ 0                          $ 0

Nature of the fees:

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	Percentages of 2021 Services Approved by the Audit Committee

                                                                 Registrant            Adviser

Audit-Related Fees:                  0%                  0%

Tax Fees:                                 0%                0%

All Other Fees:                         0%                  0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                                                                Registrant              Adviser

              FY 2022                                        $30,800              $ None

              FY 2021                                        $30,800              $ None

(h)        Not applicable. All non-audit services to the registrant were pre-approved by the Audit Committee.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 1/6/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 1/6/23

By (Signature and Title)

/s/ Denise Iverson

Denise Iverson, Principal Financial Officer/Treasurer

Date 1/6/23